UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2018

Access Fixed Income ETFs
Access High Yield Corporate Bond ETF
Access Investment Grade Corporate Bond ETF
Access Treasury 0-1 Year ETF

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of October 31, 2017, there were 673 constituents in the Index and the Index had a weighted average maturity of 5.81 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) . The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening

INVESTMENT PROCESS

criteria. As of October 31, 2017, there were 1,948 constituents in the Index and the Index had a weighted average maturity of 10.59 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors’ Services, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF (formerly Goldman Sachs TreasuryAccess 0-1 Year ETF)

Effective August 7, 2018, the Goldman Sachs TreasuryAccess 0-1 Year ETF was re-named Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”). The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of October 31, 2017, there were 73 issues in the Index and the Index had a weighted average maturity of 0.38 years. The Index includes publicly-issued U.S. Treasury Obligations that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

INVESTMENT PROCESS

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

ALL FUNDS

Each of the FTSE Goldman Sachs High Yield Corporate Bond Index and FTSE Goldman Sachs Investment Grade Corporate Bond Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which a Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by a Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. A Fund may or may not hold all of the securities in its Index.

Each of the Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Investment Grade Corporate Bond ETF may concentrate its investments (i.e. hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. The Goldman Sachs Access Treasury 0-1 Year ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the period since it commenced operations on September 5, 2017 through August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.58% based on net asset value (“NAV”) and 2.41% based on market price. The Index returned 2.98% during the same period.

The Fund had an NAV of $49.92 per share on the date of inception and ended the Reporting Period with an NAV of $48.86 per share. The Fund’s market price on August 31, 2018 was $48.82 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by three primary factors — yield, duration (whether interest rates are rising or falling) and spreads (or a widening or tightening of the yield differential to U.S. Treasuries). During the Reporting Period, interest rates increased. The yield on the 10-year U.S. Treasury increased by approximately 81 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.) The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the Reporting Period — in December 2017, March 2018 and June 2018, and expectations for additional interest rate hikes in 2018 and 2019, coupled with rising inflation, contributed to U.S. Treasuries’ rising yields.

High yield corporate spreads tightened by approximately 44 basis points during the Reporting Period. Despite heightened market volatility, as seen primarily in equity markets, high yield corporate bonds exhibited resilience on the back of strong corporate earnings, a significant decline in new issue supply and prospects for ongoing U.S. economic growth with added fiscal stimulus.

All told, then, the high yield corporate bond sector posted positive returns during the Reporting Period, with coupon income and low default rates offsetting rising interest rates.

PORTFOLIO RESULTS

At the end of the Reporting Period, we believed it likely the Fed would hike interest rates next in September 2018 for a total of two more times in 2018 and then three times in 2019 in increments of 25 basis points each. We believed the U.S. economy would continue to grow in the months ahead and corporate earnings remain strong during the next couple of quarters. Further, we expected default rates within the high yield corporate bond market to remain low.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.73 years, a weighted average maturity of 5.62 years and a weighted average coupon of 6.13% as of August 31, 2018. The 30-day standardized yield of the Fund at the end of the Reporting Period was 5.50%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

BB	51.3%
B	37.4%
CCC	8.5%
Not Rated	0.2%
Cash	2.7%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.22% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 82.42% was in industrials, 6.55% in financials and 7.25% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 99.34% allocated to high yield corporate bonds and 0.66% allocated to emerging market corporate bonds, the Fund was 96.22% invested in high yield corporate bonds, 1.10% in emerging market corporate bonds and 2.67% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	This Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and fund/index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

FUND BASICS

Access High Yield Corporate Bond ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$48.82
Net Asset Value (NAV)[1]	$48.86

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 5, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs High Yield Corporate Bond Index[3]
Shares	2.58%	2.41%	2.98%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

30-DAY STANDARDIZED YIELD[4]
30-Day Standardized Yield[4]
Shares	5.50%

[4]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[5]
Expense Ratio
Shares	0.34%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[6]
Holding	% of Net Assets	Line of Business
First Data Corp., 7.00%, 12/01/23	0.9%	Information Technology
MGM Resorts International, 6.63%, 12/15/21	0.8	Consumer, Cyclical
Bausch Health Cos, Inc., 7.00%, 03/15/24	0.8	Consumer, Non-cyclical
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 05/01/27	0.8	Telecommunication Services
CSC Holdings LLC, 10.88%, 10/15/25	0.8	Telecommunication Services
Sirius XM Radio, Inc., 6.00%, 07/15/24	0.7	Telecommunication Services
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 05/15/23	0.7	Consumer, Non-cyclical
Bausch Health Cos, Inc., 6.13%, 04/15/25	0.7	Consumer, Non-cyclical
First Data Corp., 5.75%, 01/15/24	0.7	Information Technology
DISH DBS Corp., 5.88%, 11/15/24	0.7	Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

INDUSTRY ALLOCATION AS OF 8/31/18[7]
Industry	% of Net Assets
Telecommunication Services	22.1%
Consumer, Non-cyclical	17.5
Energy	14.8
Consumer, Cyclical	11.1
Financials	8.1
Industrials	7.4
Information Technology	6.2
Materials	5.1
Utilities	3.4
Other	1.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 5, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs High Yield Corporate Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

Goldman Sachs Access High Yield Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2017 through August 31, 2018.

Average Annual Total Return through August 31, 2018	Since Inception

Shares based on NAV (Commenced September 5, 2017 )	2.58%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -1.04% based on net asset value (“NAV”) and -1.05% based on market price. The Index returned -0.84% during the same period.

The Fund had an NAV of $50.28 per share on August 31, 2017 and ended the Reporting Period with an NAV of $48.31 per share. The Fund’s market price on August 31, 2018 was $48.28 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by three primary factors — yield, duration (whether interest rates are rising or falling) and spreads (or a widening or tightening of the yield differential to U.S. Treasuries). During the Reporting Period, interest rates increased. The yield on the 10-year U.S. Treasury increased by approximately 69 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.) The U.S. Federal Reserve (the “Fed”) raised interest rates three times during the Reporting Period — in December 2017, March 2018 and June 2018, and expectations for additional interest rate hikes in 2018 and 2019, coupled with rising inflation, contributed to U.S. Treasuries’ rising yields.

Investment grade corporate spreads widened by approximately five basis points during the Reporting Period. Investment grade corporate bond markets also saw significant new issue supply on the back of tax reform and repatriation of U.S. dollar-based investments, which further drove the sector’s negative returns.

At the end of the Reporting Period, we believed it likely the Fed would hike interest rates next in September 2018 for a total of two more times in 2018 and then three times in 2019 in increments of 25 basis points each. We believed the U.S. economy would continue to grow in the months ahead and corporate earnings remain strong during the next couple of

PORTFOLIO RESULTS

quarters. Further, we expected new issue supply within the investment grade corporate bond market to moderate and demand for long-term corporate credit to sustain, likely contributing to a flatter investment grade corporate bond yield curve. (A flatter yield curve is one wherein the differential between yields on longer-term and shorter-term maturities narrows.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.22 years, a weighted average maturity of 10.77 years and a weighted average coupon of 3.91% as of August 31, 2018. The 30-day standardized yield of the Fund at the end of the Reporting Period was 3.78%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?

A

AAA	2.9%
AA	12.7%
A	40.6%
BBB	42.7%
BB	0.4%
Cash	0.7%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?[2]

A	Of the approximately 97% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 30.24% was in financials, 65.17% in industrials and 1.59% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 97.60% allocated to investment grade corporate bonds, 0.43% in high yield corporate bonds and 1.97% in emerging market corporate bonds, the Fund was approximately 97% invested in investment grade corporate bonds, 0.41% in high yield corporate bonds, 1.90% in emerging market corporate bonds and 0.68% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	This Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and fund/index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$48.28
Net Asset Value (NAV)[1]	$48.31

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs Investment Grade Corporate Bond Index[3]
Shares	-1.04%	-1.05%	-0.84%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For period ended June 30, 2018	One Year	Since Inception	Inception Date
Shares (based on NAV	-1.16%	-1.15%	6/6/17
Shares (based on Market Price)	-1.31	-1.17	6/6/17

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

30-DAY STANDARDIZED YIELD[5]
30-Day Standardized Yield[5]
Shares	3.78%

[5]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.14%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business
BP Capital Markets PLC, 3.56%, 11/01/21	0.9%	Energy
Anheuser-Busch InBev Finance, Inc., 2.63%, 01/17/23	0.7	Consumer, Non-cyclical
Alibaba Group Holding Ltd., 3.13%, 11/28/21	0.6	Telecommunication Services
JPMorgan Chase & Co., 2.55%, 03/01/21	0.5	Financials
Dell International LLC / EMC Corp., 4.42%, 06/15/21	0.5	Information Technology
JPMorgan Chase & Co., 2.97%, 01/15/23	0.5	Financials
Apple, Inc., 2.25%, 02/23/21	0.5	Information Technology
Morgan Stanley, Series GMTN, 4.35%, 09/08/26	0.4	Financials
Royal Bank of Canada, Series MTN, 2.35%, 10/30/20	0.4	Financials
Anheuser-Busch InBev Finance, Inc., 3.65%, 02/01/26	0.4	Consumer, Non-cyclical

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

INDUSTRY ALLOCATION AS OF 8/31/18[8]
Industry	% of Net Assets
Financials	31.1%
Consumer, Non-cyclical	18.4
Telecommunication Services	13.6
Information Technology	10.9
Energy	9.9
Consumer, Cyclical	6.2
Industrials	4.7
Materials	2.1
Utilities	1.6
Other	0.6

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on June 6, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Investment Grade Corporate Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

Goldman Sachs Access Investment Grade Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 6, 2017 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year Return	Since Inception

Shares based on NAV (Commenced June 6, 2017)	-1.04%	0.12%

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

(formerly Goldman Sachs TreasuryAccess 0-1 Year ETF)

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Effective August 7, 2018, the Goldman Sachs TreasuryAccess 0-1 Year ETF was re-named Goldman Sachs Access Treasury 0-1 Year ETF, and its benchmark index, the Citi US Treasury 0-1 Year Composite Select Index was re-named the FTSE US Treasury 0-1 Year Composite Select Index. Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.37% based on net asset value (“NAV”) and 1.38% based on market price. The Index returned 1.47% during the same period.

The Fund had an NAV of $100.10 on August 31, 2017 and ended the Reporting Period with an NAV of $100.16 per share. The Fund’s market price on August 31, 2018 was $100.18 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE” ), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Three primary factors affected the short-term U.S. Treasury market during the Reporting Period — increased new issue supply, higher interest rates and heightened market volatility.

First, on the back of tax reform signed into law in December 2017, new issue supply increased. The increased supply, in turn, drove the yields on short-term U.S. Treasuries higher. Second, the U.S. Federal Reserve (the “Fed”) hiked interest rates three times during the Reporting Period — in December 2017 and in March and June 2018 — by 25 basis points each time, bringing the targeted federal funds rate to a range of 1.75% to 2.00%. (A basis point is 1/100th of a percentage point.) While the value of U.S. Treasuries traded down during the first half of the Reporting Period as Fed policy became priced into short-term rates, increasing yields helped offset negative price action during the second half of the Reporting Period. Third, amid a pick-up in anti-trade rhetoric from the U.S. Administration and the re-negotiation of several trade partnerships, volatility in markets across fixed income and equities heightened. In

PORTFOLIO RESULTS

addition, several specific political and economic events in emerging markets, including Venezuela, Argentina, Turkey, Brazil and South Africa, contributed to an investor preference for U.S. assets. This investor sentiment, in turn, tended to increase the value of U.S. Treasuries.

At the end of the Reporting Period, we believed each of these factors would continue to be important to the performance of the short-term U.S. Treasury market in the months ahead. We believed it likely the Fed would hike interest rates next in September 2018 for a total of two more times in 2018 and then three times in 2019 in increments of 25 basis points each, in line with the Fed’s median projections. At the end of the Reporting Period, it did not appear that the market had priced in the Fed’s forward guidance and a risk to valuations of short-term U.S. Treasuries could be a sharp market repricing to consider the median rate path provided by the Fed. A hawkish surprise to Fed policy, meaning a bias to a more aggressive path of interest rate hikes, could also be a risk to valuations. As for supply, at the end of the Reporting Period, we expected supply of U.S. Treasury bills to continue to increase, which, as a result, may well contribute to rising yields of short-term U.S. Treasuries going forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.36 years, a weighted average maturity of 0.36 years and a weighted average coupon of 0.40% as of August 31, 2018. The 30-day standardized yield of the Fund at the end of the Reporting Period was 1.96% (subsidized) and 1.94% (unsubsidized).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. Treasury bills as the end of the Reporting Period, the Fund was approximately 99.97% invested in U.S. Treasury bills and 0.03% in cash at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

FUND BASICS

Access Treasury 0-1 Year ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$100.18
Net Asset Value (NAV)[1]	$100.16

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE US Treasury 0-1 Year Composite Select Index[3]
Shares	1.37%	1.38%	1.47%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE” ), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For period ended June 30, 2018	One Year	Since Inception	Inception Date
Shares (based on NAV)	1.22%	0.86%	9/6/16
Shares (based on Market Price)	1.19	0.87	9/6/16

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

30-DAY STANDARDIZED YIELD[5]
	30-Day Subsized Yield[5]	30-Day Unsubsized Yield[5]
Shares	1.96%	1.94%

[5]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price per share on the last day of the period. This number is then annualized. The 30-Day Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Subsidized Yield and 30-Day Unsubsidized Yield will be identical.

EXPENSE RATIO[6]
	Net Expense Ratio (Current)[7]	Gross Expense Ratio (Before Waivers)
Shares	0.12%	0.14%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

[7]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least December 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

FUND BASICS

TOP HOLDINGS AS OF 8/31/18[8]
Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 0.88%	10/15/18	11.2%
U.S. Treasury Bills, 1.98%	10/25/18	7.4
U.S. Treasury Bills, 2.01%	10/25/18	6.8
U.S. Treasury Note, 1.25%	04/30/19	6.4
U.S. Treasury Bills, 2.19%	01/24/19	5.9
U.S. Treasury Bills, 2.04%	11/23/18	5.4
U.S. Treasury Note, 1.00%	03/15/19	5.2
U.S. Treasury Note, 1.00%	06/30/19	5.1
U.S. Treasury Bills, 2.21%	01/24/19	4.6
U.S. Treasury Note, 0.75%	02/15/19	4.4
Other	N/A	37.6

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 6, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE US Treasury 0-1 Year Composite Select Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

Goldman Sachs Access Treasury 0-1 Year ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2016 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year Return	Since Inception

Shares based on NAV (Commenced September 6, 2016)	1.37%	0.96%

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 89.8%
Aerospace & Defense – 1.0%
TransDigm, Inc.
$186,000	5.500%		10/15/20	$186,930
79,000	6.000		07/15/22	80,185
60,000	6.500		07/15/24	61,500
45,000	6.500		05/15/25	46,013
70,000	6.375		06/15/26	71,050

				445,678

Agriculture – 0.3%
JBS USA LUX SA / JBS USA Finance, Inc.
30,000	5.875	(a)	07/15/24	28,950
100,000	5.750	(a)	06/15/25	94,875

				123,825

Air Freight & Logistics – 0.2%
XPO Logistics, Inc.
6,000	6.500	(a)	06/15/22	6,218
107,000	6.125	(a)	09/01/23	110,745

				116,963

Automobiles – 0.4%
Tesla, Inc.
193,000	5.300	(a)	08/15/25	168,151

Banks – 1.1%
CIT Group, Inc.
160,000	4.125		03/09/21	160,600
110,000	5.000		08/15/22	112,612
108,000	5.250		03/07/25	110,430
Freedom Mortgage Corp.
125,000	8.250	(a)	04/15/25	121,563

				505,205

Basic Industry – 0.4%
Blue Cube Spinco LLC
10,000	9.750		10/15/23	11,350
Hexion, Inc.
45,000	6.625		04/15/20	42,750
81,000	10.375	(a)	02/01/22	80,190
Novelis Corp.
50,000	6.250	(a)	08/15/24	51,125

				185,415

Broadcasting – 3.1%
Clear Channel Worldwide Holdings, Inc., Series A
150,000	6.500		11/15/22	153,188
Clear Channel Worldwide Holdings, Inc., Series B
274,000	7.625		03/15/20	275,712
Nexstar Broadcasting, Inc.
145,000	5.625	(a)	08/01/24	142,825
Sinclair Television Group, Inc.
80,000	5.375		04/01/21	80,700
Sirius XM Radio, Inc.
30,000	3.875	(a)	08/01/22	29,513
305,000	6.000	(a)	07/15/24	317,581
47,000	5.375	(a)	04/15/25	47,822
124,000	5.375	(a)	07/15/26	124,000
50,000	5.000	(a)	08/01/27	48,563

Corporate Obligations – (continued)
Broadcasting – (continued)
Univision Communications, Inc.
70,000	5.125	(a)	05/15/23	66,675
147,000	5.125	(a)	02/15/25	135,791

				1,422,370

Capital Goods – 2.5%
Berry Global, Inc.
70,000	5.500		05/15/22	71,488
88,000	4.500	(a)	02/15/26	82,940
Brand Industrial Services, Inc.
50,000	8.500	(a)	07/15/25	51,375
BWAY Holding Co.
179,000	5.500	(a)	04/15/24	178,105
100,000	7.250	(a)	04/15/25	98,250
Flex Acquisition Co., Inc.
100,000	6.875	(a)	01/15/25	96,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
247,000	5.125	(a)	07/15/23	246,691
64,000	7.000	(a)	07/15/24	65,360
Sensata Technologies BV
25,000	4.875	(a)	10/15/23	25,094
121,000	5.000	(a)	10/01/25	122,361
Vertiv Group Corp.
120,000	9.250	(a)	10/15/24	123,600

				1,162,014

Capital Markets – 0.4%
MSCI, Inc.
160,000	5.250	(a)	11/15/24	165,000
5,000	4.750	(a)	08/01/26	4,987

				169,987

Chemicals – 0.9%
Chemours Co. (The)
100,000	7.000		05/15/25	107,250
75,000	5.375		05/15/27	73,875
Olin Corp.
97,000	5.125		09/15/27	96,272
97,000	5.000		02/01/30	93,120
Platform Specialty Products Corp.
30,000	6.500	(a)	02/01/22	30,788
25,000	5.875	(a)	12/01/25	24,875

				426,180

Commercial Services & Supplies – 0.7%
ADT Corp. (The)
60,000	6.250		10/15/21	63,750
60,000	4.125		06/15/23	57,300
60,000	4.875	(a)	07/15/32	48,750
Covanta Holding Corp.
60,000	6.375		10/01/22	61,725
25,000	5.875		07/01/25	25,031
West Corp.
80,000	8.500	(a)	10/15/25	73,100

				329,656

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Communications – 6.7%
CCO Holdings LLC / CCO Holdings Capital Corp.
$60,000	5.250%		03/15/21	$60,750
154,000	5.250		09/30/22	155,540
145,000	5.125	(a)	05/01/23	145,544
8,000	5.750		09/01/23	8,180
47,000	5.750		01/15/24	48,057
201,000	5.875	(a)	04/01/24	205,523
110,000	5.750	(a)	02/15/26	110,412
159,000	5.500	(a)	05/01/26	157,609
369,000	5.125	(a)	05/01/27	352,856
67,000	5.875	(a)	05/01/27	66,665
191,000	5.000	(a)	02/01/28	180,018
Cequel Communications Holdings I LLC / Cequel Capital Corp.
259,000	5.125	(a)	12/15/21	259,971
CSC Holdings LLC
212,000	6.750		11/15/21	225,250
60,000	5.250		06/01/24	58,650
300,000	10.875	(a)	10/15/25	351,750
200,000	5.500	(a)	04/15/27	195,750
DISH DBS Corp.
62,000	5.875		07/15/22	59,985
350,000	5.875		11/15/24	306,250
199,000	7.750		07/01/26	180,592

				3,129,352

Construction & Engineering – 0.3%
AECOM
30,000	5.875		10/15/24	32,025
98,000	5.125		03/15/27	96,285

				128,310

Consumer Cyclical – 6.1%
Allison Transmission, Inc.
177,000	5.000	(a)	10/01/24	176,336
20,000	4.750	(a)	10/01/27	18,875
American Axle & Manufacturing, Inc.
151,000	6.250		04/01/25	151,000
APX Group, Inc.
153,000	7.875		12/01/22	156,825
Caesars Resort Collection LLC / CRC Finco, Inc.
151,000	5.250	(a)	10/15/25	144,771
Cinemark USA, Inc.
60,000	5.125		12/15/22	60,525
100,000	4.875		06/01/23	99,250
CyrusOne LP / CyrusOne Finance Corp.
161,000	5.000		03/15/24	163,817
ESH Hospitality, Inc.
119,000	5.250	(a)	05/01/25	115,728
Hilton Domestic Operating Co., Inc.
74,000	4.250		09/01/24	72,243
100,000	5.125	(a)	05/01/26	100,375
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
77,000	4.625		04/01/25	76,230
154,000	4.875		04/01/27	152,075

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
JC Penney Corp., Inc.
80,000	5.875	(a)	07/01/23	71,600
60,000	8.625	(a)	03/15/25	44,700
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
126,000	5.000	(a)	06/01/24	125,685
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
30,000	5.625		05/01/24	30,938
75,000	4.500		09/01/26	71,812
Prime Security Services Borrower LLC / Prime Finance, Inc.
295,000	9.250	(a)	05/15/23	317,494
Sabre GLBL, Inc.
45,000	5.375	(a)	04/15/23	45,450
60,000	5.250	(a)	11/15/23	60,450
Scientific Games International, Inc.
100,000	10.000		12/01/22	106,125
100,000	5.000	(a)	10/15/25	94,875
Toll Brothers Finance Corp.
19,000	5.875		02/15/22	19,997
83,000	4.375		04/15/23	83,000
50,000	4.350		02/15/28	46,063
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
38,000	4.250	(a)	05/30/23	36,622
100,000	5.500	(a)	03/01/25	98,875
110,000	5.250	(a)	05/15/27	103,538

				2,845,274

Consumer Finance – 3.2%
Ally Financial, Inc.
135,000	8.000		03/15/20	144,450
95,000	4.125		03/30/20	95,712
100,000	4.625		05/19/22	101,375
103,000	5.125		09/30/24	105,961
55,000	4.625		03/30/25	55,138
20,000	5.750		11/20/25	20,875
25,000	8.000		11/01/31	30,688
232,000	8.000		11/01/31	284,200
Springleaf Finance Corp.
92,000	5.250		12/15/19	93,840
149,000	7.750		10/01/21	162,410
102,000	5.625		03/15/23	102,637
132,000	6.875		03/15/25	132,825
139,000	7.125		03/15/26	139,348

				1,469,459

Consumer Noncyclical – 2.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
40,000	6.625		06/15/24	38,650
185,000	5.750		03/15/25	168,119
Avantor, Inc.
50,000	9.000	(a)	10/01/25	51,812
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
119,000	5.750	(a)	03/01/25	116,769

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
First Quality Finance Co., Inc.
$170,000	4.625	% (a)	05/15/21	$168,512
IQVIA, Inc.
246,000	4.875	(a)	05/15/23	247,845
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
30,000	6.375	(a)	08/01/23	30,375
MPH Acquisition Holdings LLC
154,000	7.125	(a)	06/01/24	159,198
New Albertsons LP
60,000	7.450		08/01/29	50,100
10,000	8.000		05/01/31	8,575

				1,039,955

Containers & Packaging – 1.3%
Ball Corp.
245,000	5.000		03/15/22	252,656
165,000	5.250		07/01/25	170,569
50,000	4.875		03/15/26	49,937
Sealed Air Corp.
40,000	5.250	(a)	04/01/23	40,850
75,000	5.125	(a)	12/01/24	75,844
25,000	5.500	(a)	09/15/25	25,594

				615,450

Diversified Consumer Services – 0.6%
Service Corp. International
219,000	5.375		01/15/22	223,654
45,000	4.625		12/15/27	43,425

				267,079

Diversified Telecommunication – 2.5%
CenturyLink, Inc.
103,000	5.625		04/01/25	101,326
CenturyLink, Inc., Series T
25,000	5.800		03/15/22	25,625
CenturyLink, Inc., Series W
92,000	6.750		12/01/23	96,140
CenturyLink, Inc., Series Y
122,000	7.500		04/01/24	130,997
Frontier Communications Corp.
82,000	8.750		04/15/22	66,215
148,000	10.500		09/15/22	130,425
157,000	7.625		04/15/24	100,088
100,000	6.875		01/15/25	59,750
342,000	11.000		09/15/25	262,485
182,000	8.500	(a)	04/01/26	171,908

				1,144,959

Electric – 0.6%
NextEra Energy Operating Partners LP
72,000	4.250	(a)	09/15/24	70,470
25,000	4.500	(a)	09/15/27	23,875
Talen Energy Supply LLC
63,000	4.600		12/15/21	54,574
70,000	6.500		06/01/25	52,412
80,000	10.500	(a)	01/15/26	70,500

				271,831

Corporate Obligations – (continued)
Energy – 3.9%
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
49,000	10.000	(a)	04/01/22	54,390
Citgo Holding, Inc.
40,000	10.750	(a)	02/15/20	42,750
CITGO Petroleum Corp.
20,000	6.250	(a)	08/15/22	20,200
CrownRock LP / CrownRock Finance, Inc.
50,000	5.625	(a)	10/15/25	48,875
DCP Midstream Operating LP
35,000	4.750	(a)	09/30/21	35,700
Endeavor Energy Resources LP / EER Finance, Inc.
108,000	5.500	(a)	01/30/26	108,270
60,000	5.750	(a)	01/30/28	60,150
EP Energy LLC / Everest Acquisition Finance, Inc.
105,000	9.375	(a)	05/01/24	83,475
73,000	8.000	(a)	11/29/24	73,547
105,000	8.000	(a)	02/15/25	76,650
120,000	7.750	(a)	05/15/26	123,450
Hilcorp Energy I LP / Hilcorp Finance Co.
139,000	5.000	(a)	12/01/24	135,004
25,000	5.750	(a)	10/01/25	24,937
McDermott Technology Americas, Inc. / McDermott Technology US, Inc.
151,000	10.625	(a)	05/01/24	160,626
Nabors Industries, Inc.
25,000	5.000		09/15/20	25,250
25,000	4.625		09/15/21	25,031
142,000	5.500		01/15/23	142,355
PBF Holding Co. LLC / PBF Finance Corp.
25,000	7.000		11/15/23	26,219
50,000	7.250		06/15/25	52,875
Sable Permian Resources Land LLC / AEPB Finance Corp.
125,000	13.000	(a)	11/30/20	138,281
Transocean Proteus Ltd.
71,400	6.250	(a)	12/01/24	73,007
Transocean, Inc.
51,000	5.800		10/15/22	50,490
156,000	9.000	(a)	07/15/23	168,480
77,000	7.500		04/15/31	71,418

				1,821,430

Energy Equipment & Services – 0.2%
Diamond Offshore Drilling, Inc.
76,000	7.875		08/15/25	78,090

Equity Real Estate Investment – 0.9%
Iron Mountain, Inc.
35,000	6.000		08/15/23	36,094
94,000	5.750		08/15/24	93,530
99,000	4.875	(a)	09/15/27	92,070
69,000	5.250	(a)	03/15/28	65,636
SBA Communications Corp.
16,000	4.875		07/15/22	16,180
15,000	4.000		10/01/22	14,737
105,000	4.875		09/01/24	103,950

				422,197

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Financial Company – 1.3%
BCD Acquisition, Inc.
$30,000	9.625	% (a)	09/15/23	$31,800
Blackstone CQP Holdco LP
60,000	6.500	(a)	03/20/21	60,037
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
100,000	6.000		08/01/20	101,875
60,000	5.875		02/01/22	61,050
38,000	6.250		02/01/22	39,093
100,000	6.375		12/15/25	101,750
Quicken Loans, Inc.
98,000	5.750	(a)	05/01/25	97,755
100,000	5.250	(a)	01/15/28	92,250

				585,610

Food and Beverage – 0.6%
Golden Nugget, Inc.
140,000	6.750	(a)	10/15/24	142,625
32,000	8.750	(a)	10/01/25	33,760
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
100,000	4.750	(a)	06/01/27	96,250

				272,635

Food Products – 1.5%
Lamb Weston Holdings, Inc.
100,000	4.625	(a)	11/01/24	98,750
100,000	4.875	(a)	11/01/26	99,000
Post Holdings, Inc.
60,000	5.500	(a)	03/01/25	60,075
263,000	5.000	(a)	08/15/26	253,795
137,000	5.750	(a)	03/01/27	136,315
50,000	5.625	(a)	01/15/28	48,875

				696,810

Food & Staples Retailing – 0.1%
Safeway, Inc.
30,000	7.250		02/01/31	28,725

Hardware – 1.3%
CDW LLC / CDW Finance Corp.
40,000	5.000		09/01/23	41,000
45,000	5.500		12/01/24	47,025
154,000	5.000		09/01/25	153,615
CommScope Technologies LLC
40,000	6.000	(a)	06/15/25	41,600
102,000	5.000	(a)	03/15/27	99,195
CommScope, Inc.
209,000	5.500	(a)	06/15/24	212,657

				595,092

Health Care Providers & Services – 4.4%
Centene Corp.
88,000	4.750		05/15/22	89,980
210,000	6.125		02/15/24	221,812
50,000	4.750		01/15/25	50,500
DaVita, Inc.
255,000	5.125		07/15/24	246,394

Corporate Obligations – (continued)
Health Care Providers & Services – (continued)
Encompass Health Corp.
70,000	5.750		11/01/24	71,138
Envision Healthcare Corp.
30,000	5.625		07/15/22	30,825
95,000	6.250	(a)	12/01/24	101,887
HCA Healthcare, Inc.
192,000	6.250		02/15/21	201,120
Tenet Healthcare Corp.
227,000	4.750		06/01/20	229,554
75,000	6.000		10/01/20	78,094
200,000	8.125		04/01/22	211,500
269,000	6.750		06/15/23	271,017
100,000	5.125		05/01/25	99,750
142,000	7.000		08/01/25	142,178

				2,045,749

Healthcare – 1.4%
HCA, Inc.
130,000	7.500		02/15/22	142,838
299,000	5.375		02/01/25	302,737
220,000	5.875		02/15/26	227,975

				673,550

Hotels, Restaurants & Leisure – 2.3%
Boyd Gaming Corp.
100,000	6.000		08/15/26	101,125
Diamond Resorts International, Inc.
127,000	7.750	(a)	09/01/23	132,080
60,000	10.750	(a)	09/01/24	62,550
MGM Resorts International
50,000	5.250		03/31/20	51,125
369,000	6.625		12/15/21	391,601
60,000	6.000		03/15/23	62,475
88,000	5.750		06/15/25	88,880
43,000	4.625		09/01/26	40,689
Six Flags Entertainment Corp.
136,000	4.875	(a)	07/31/24	134,470

				1,064,995

Household & Leisure – 0.2%
Prestige Brands, Inc.
100,000	6.375	(a)	03/01/24	101,750

Household Durables – 1.6%
Lennar Corp.
303,000	4.750		11/15/22	303,947
50,000	4.500		04/30/24	49,250
55,000	4.750		05/30/25	54,175
40,000	4.750		11/29/27	38,350
PulteGroup, Inc.
55,000	4.250		03/01/21	55,412
93,000	5.500		03/01/26	93,233
65,000	5.000		01/15/27	62,075

Tempur Sealy International, Inc.
20,000	5.625		10/15/23	20,100
50,000	5.500		06/15/26	48,625

				725,167

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Independent Power & Renewable Electricity Producers – 2.8%
AES Corp.
$100,000	4.875		05/15/23	$101,750
50,000	5.500		04/15/25	51,500
137,000	6.000		05/15/26	145,220
Calpine Corp.
50,000	6.000	(a)	01/15/22	51,062
162,000	5.375		01/15/23	154,102
10,000	5.875	(a)	01/15/24	10,125
99,000	5.500		02/01/24	90,833
120,000	5.750		01/15/25	109,050
108,000	5.250	(a)	06/01/26	102,195
NRG Energy, Inc.
122,000	6.250		07/15/22	126,575
125,000	6.250		05/01/24	130,000
80,000	7.250		05/15/26	86,300
71,000	6.625		01/15/27	74,728
80,000	5.750	(a)	01/15/28	80,800

				1,314,240

Insurance – 0.3%
HUB International Ltd.
137,000	7.000	(a)	05/01/26	136,315

Internet Software & Services – 0.2%
Rackspace Hosting, Inc.
100,000	8.625	(a)	11/15/24	98,625

Internet & Direct Marketing Retail – 1.3%
Netflix, Inc.
50,000	5.500		02/15/22	51,812
144,000	5.750		03/01/24	147,960
25,000	5.875		02/15/25	25,906
20,000	4.375		11/15/26	19,000
167,000	4.875	(a)	04/15/28	159,068
189,000	5.875	(a)	11/15/28	190,654

				594,400

IT Services – 1.8%
First Data Corp.
407,000	7.000	(a)	12/01/23	424,806
100,000	5.000	(a)	01/15/24	100,750
306,000	5.750	(a)	01/15/24	313,650

				839,206

Machinery – 0.2%
Navistar International Corp.
80,000	6.625	(a)	11/01/25	83,500

Media – 1.2%
AMC Entertainment Holdings, Inc.
95,000	5.875		11/15/26	93,219
AMC Networks, Inc.
60,000	4.750		12/15/22	60,525
20,000	5.000		04/01/24	19,775
123,000	4.750		08/01/25	119,310
Cablevision Systems Corp.
70,000	5.875		09/15/22	71,750
Gray Television, Inc.
125,000	5.875	(a)	07/15/26	125,312

Corporate Obligations – (continued)
Media – (continued)
Tribune Media Co.
50,000	5.875		07/15/22	51,063

				540,954

Metals – 0.3%
Novelis Corp.
167,000	5.875	(a)	09/30/26	163,243

Metals & Mining – 1.9%
Allegheny Technologies, Inc.
50,000	7.875		08/15/23	53,750
Cleveland-Cliffs, Inc.
100,000	4.875	(a)	01/15/24	98,500
Freeport-McMoRan, Inc.
10,000	3.100		03/15/20	9,938
97,000	4.000		11/14/21	96,394
95,000	3.550		03/01/22	92,031
76,000	6.875		02/15/23	81,510
207,000	3.875		03/15/23	199,755
Steel Dynamics, Inc.
60,000	5.500		10/01/24	61,800
United States Steel Corp.
10,000	7.375		04/01/20	10,575
91,000	6.875		08/15/25	93,161
84,000	6.250		03/15/26	84,000

				881,414

Natural Gas – 2.8%
Cheniere Corpus Christi Holdings LLC
100,000	7.000		06/30/24	111,000
130,000	5.875		03/31/25	138,775
70,000	5.125		06/30/27	71,400
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
60,000	6.250		04/01/23	62,100
80,000	5.750		04/01/25	82,000
NuStar Logistics LP
69,000	5.625		04/28/27	69,000
Sunoco LP / Sunoco Finance Corp.
110,000	4.875	(a)	01/15/23	108,762
83,000	5.500	(a)	02/15/26	79,784
50,000	5.875	(a)	03/15/28	48,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
180,000	4.125		11/15/19	180,450
86,000	5.125		02/01/25	86,860
97,000	5.875	(a)	04/15/26	100,153
122,000	5.375		02/01/27	122,610
50,000	5.000	(a)	01/15/28	48,812

				1,309,706

Oil, Gas & Consumable Fuels – 7.1%
Antero Resources Corp.
217,000	5.125		12/01/22	221,069
120,000	5.625		06/01/23	123,900
California Resources Corp.
160,000	8.000	(a)	12/15/22	144,400

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil, Gas & Consumable Fuels – (continued)
Cheniere Energy Partners LP
$60,000	5.250		10/01/25	$60,000
Chesapeake Energy Corp.
164,000	6.125		02/15/21	167,895
50,000	4.875		04/15/22	48,500
100,000	8.000	(a)	12/15/22	105,625
100,000	8.000		01/15/25	102,500
55,000	8.000		06/15/27	56,100
CNX Resources Corp.
70,000	5.875		04/15/22	70,437
Denbury Resources, Inc.
30,000	9.000	(a)	05/15/21	32,400
158,000	9.250	(a)	03/31/22	169,850
Diamondback Energy, Inc.
79,000	5.375		05/31/25	81,271
Energy Transfer Equity LP
256,000	7.500		10/15/20	276,160
135,000	5.875		01/15/24	143,437
EnLink Midstream Partners LP
57,000	4.400		04/01/24	55,767
122,000	4.150		06/01/25	115,252
80,000	4.850		07/15/26	77,802
Newfield Exploration Co.
118,000	5.375		01/01/26	123,310
Peabody Energy Corp.
199,000	6.000	(a)	03/31/22	200,741
SM Energy Co.
53,000	6.125		11/15/22	54,458
25,000	5.000		01/15/24	24,375
142,000	5.625		06/01/25	141,645
64,000	6.750		09/15/26	66,560
Southwestern Energy Co.
200,000	4.100		03/15/22	195,500
Whiting Petroleum Corp.
227,000	5.750		03/15/21	233,810
75,000	6.625		01/15/26	78,188
WPX Energy, Inc.
36,000	6.000		01/15/22	37,215
92,000	8.250		08/01/23	104,420

				3,312,587

Pharmaceuticals – 3.6%
Bausch Health Cos, Inc.
50,000	7.500	(a)	07/15/21	51,125
40,000	5.625	(a)	12/01/21	39,700
45,000	5.500	(a)	03/01/23	42,581
220,000	5.875	(a)	05/15/23	210,375
344,000	7.000	(a)	03/15/24	364,640
339,000	6.125	(a)	04/15/25	316,965
140,000	5.500	(a)	11/01/25	140,350
172,000	9.000	(a)	12/15/25	182,750
100,000	9.250	(a)	04/01/26	106,375
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
235,000	6.000	(a)	07/15/23	202,688

				1,657,549

Corporate Obligations – (continued)
Real Estate Management & Development – 0.2%
Howard Hughes Corp. (The)
108,000	5.375	(a)	03/15/25	107,190

REITs and Real Estate – 0.2%
CyrusOne LP / CyrusOne Finance Corp.
20,000	5.375		03/15/27	20,350
Realogy Group LLC / Realogy Co.-Issuer Corp.
56,000	4.875	(a)	06/01/23	52,850

				73,200

Rental Equipment – 2.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
60,000	5.125	(a)	06/01/22	60,000
100,000	5.500		04/01/23	100,250
BlueLine Rental Finance Corp. / BlueLine Rental LLC
143,000	9.250	(a)	03/15/24	150,865
Hertz Corp. (The)
107,000	7.375		01/15/21	107,669
216,000	7.625	(a)	06/01/22	215,730
United Rentals North America, Inc.
270,000	5.750		11/15/24	279,450
25,000	5.500		07/15/25	25,625
50,000	5.875		09/15/26	51,625
10,000	5.500		05/15/27	10,025
225,000	4.875		01/15/28	215,437

				1,216,676

Services – 0.2%
Centene Corp.
100,000	5.375	(a)	06/01/26	103,500

Software – 1.0%
BMC Software Finance, Inc.
169,000	8.125	(a)	07/15/21	172,803
CDK Global, Inc.
120,000	4.875		06/01/27	117,900
Infor US, Inc.
5,000	5.750	(a)	08/15/20	5,081
50,000	6.500		05/15/22	50,875
Solera LLC / Solera Finance, Inc.
120,000	10.500	(a)	03/01/24	132,300

				478,959

Specialty Retail – 0.3%
Penske Automotive Group, Inc.
20,000	5.500		05/15/26	19,700
Staples, Inc.
124,000	8.500	(a)	09/15/25	117,490

				137,190

Technology – 0.5%
Dell International LLC / EMC Corp.
110,000	5.875	(a)	06/15/21	113,300
55,000	7.125	(a)	06/15/24	58,850
Exela Intermediate LLC / Exela Finance, Inc.
40,000	10.000	(a)	07/15/23	42,100
Harland Clarke Holdings Corp.
30,000	8.375	(a)	08/15/22	28,200

				242,450

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology Hardware, Storage & Peripherals – 0.4%
EMC Corp.
$110,000	2.650		06/01/20	$107,525
100,000	3.375		06/01/23	94,500

				202,025

Textiles, Apparel & Luxury Goods – 0.3%
Hanesbrands, Inc.
20,000	4.625	(a)	05/15/24	19,600
109,000	4.875	(a)	05/15/26	105,594

				125,194

Thrifts & Mortgage Finance – 0.2%
Nationstar Mortgage Holdings, Inc.
100,000	9.125	(a)	07/15/26	104,375

Wireless – 3.4%
Sprint Capital Corp.
225,000	6.875		11/15/28	223,875
165,000	8.750		03/15/32	182,532
Sprint Communications, Inc.
60,000	7.000		08/15/20	63,000
60,000	11.500		11/15/21	70,800
20,000	6.000		11/15/22	20,325
T-Mobile USA, Inc.
100,000	4.000		04/15/22	99,500
283,000	6.000		03/01/23	291,490
50,000	6.375		03/01/25	52,375
125,000	5.125		04/15/25	126,406
285,000	6.500		01/15/26	301,744
25,000	4.500		02/01/26	23,812
15,000	5.375		04/15/27	15,094
100,000	4.750		02/01/28	94,625

				1,565,578

Wireless Telecommunication Services – 1.5%
Sprint Corp.
70,000	7.250		09/15/21	73,500
220,000	7.875		09/15/23	236,775
215,000	7.125		06/15/24	223,331
45,000	7.625		02/15/25	47,869
100,000	7.625		03/01/26	105,500

				686,975

Wirelines – 1.3%
Level 3 Financing, Inc.
165,000	5.375		05/01/25	164,587
Windstream Services LLC / Windstream Finance Corp.
30,000	8.625	(a)	10/31/25	28,125
Zayo Group LLC / Zayo Capital, Inc.
192,000	6.000		04/01/23	197,520
150,000	6.375		05/15/25	156,750
50,000	5.750	(a)	01/15/27	50,125

				597,107

TOTAL CORPORATE OBLIGATIONS
(Cost $41,623,218)				$41,651,071

Foreign Corporate Debt – 5.9%
Aerospace & Defense – 1.4%
Bombardier, Inc. (Canada)
$120,000	7.750	%(a)	03/15/20	$126,750
163,000	8.750	(a)	12/01/21	180,523
30,000	6.000	(a)	10/15/22	30,112
145,000	6.125	(a)	01/15/23	146,994
125,000	7.500	(a)	12/01/24	131,719
30,000	7.500	(a)	03/15/25	31,012

				647,110

Basic Industry – 0.8%
NOVA Chemicals Corp. (Canada)
175,000	5.250	(a)	08/01/23	175,875
90,000	5.000	(a)	05/01/25	87,300
95,000	5.250	(a)	06/01/27	90,963

				354,138

Communications – 0.7%
Quebecor Media, Inc. (Canada)
185,000	5.750		01/15/23	192,862
Videotron Ltd. (Canada)
39,000	5.000		07/15/22	40,073
98,000	5.375	(a)	06/15/24	101,430

				334,365

Consumer Cyclical – 0.9%
1011778 BC ULC / New Red Finance, Inc. (Canada)
178,000	4.250	(a)	05/15/24	170,880
246,000	5.000	(a)	10/15/25	239,235

				410,115

Energy – 0.2%
Jupiter Resources, Inc. (Canada)
150,000	8.500	(a)	10/01/22	75,375

Household Durables – 0.1%
Brookfield Residential Properties, Inc. (Canada)
60,000	6.500	(a)	12/15/20	60,825

Metals & Mining – 1.2%
First Quantum Minerals Ltd. (Zambia)
306,000	7.000	(a)	02/15/21	304,087
200,000	7.500	(a)	04/01/25	193,500
Hudbay Minerals, Inc. (Canada)
56,000	7.625	(a)	01/15/25	57,400

				554,987

Oil, Gas & Consumable Fuels – 0.6%
MEG Energy Corp. (Canada)
100,000	6.375	(a)	01/30/23	91,125
60,000	7.000	(a)	03/31/24	54,675
Seven Generations Energy Ltd. (Canada)
50,000	6.750	(a)	05/01/23	52,000
97,000	5.375	(a)	09/30/25	93,969

				291,769

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Corporate Debt – (continued)
Personal Products – 0.0%
Avon Products, Inc. (United Kingdom)
$20,000	7.000	03/15/23	$17,250

TOTAL FOREIGN CORPORATE DEBT
(Cost $2,742,586)			$2,745,934

Principal Amount	Interest Rate	Value
Investment Company – 1.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$885,984	1.879%	$885,984
(Cost $885,984)

TOTAL INVESTMENTS – 97.6%
(Cost $45,251,788)		$45,282,989

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		1,129,882

NET ASSETS – 100.0%		$46,412,871

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,569,119, which represents approximately 44.3% of net assets as of August 31, 2018.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 75.3%
Aerospace & Defense – 2.0%
Lockheed Martin Corp.
$150,000	2.900%	03/01/25	$143,904
110,000	4.070	12/15/42	106,433
60,000	3.800	03/01/45	55,950
180,000	4.700	05/15/46	192,617
200,000	4.090	09/15/52	191,292
Northrop Grumman Corp.
95,000	2.550	10/15/22	91,884
400,000	2.930	01/15/25	381,839
290,000	3.200	02/01/27	275,002
400,000	3.250	01/15/28	379,516
240,000	4.030	10/15/47	225,733
Raytheon Co.
990,000	2.500	12/15/22	964,741
United Technologies Corp.
472,000	1.950	11/01/21	454,154
430,000	3.125	05/04/27	405,137
435,000	5.700	04/15/40	499,686
90,000	4.500	06/01/42	89,918
140,000	3.750	11/01/46	124,435
480,000	4.625	11/16/48	488,608

			5,070,849

Air Freight & Logistics – 0.3%
FedEx Corp.
240,000	4.750	11/15/45	241,315
220,000	4.550	04/01/46	216,808
220,000	4.400	01/15/47	210,683

			668,806

Automobiles – 0.5%
Ford Motor Co.
170,000	7.450	07/16/31	190,350
100,000	5.291	12/08/46	89,640
General Motors Co.
120,000	5.000	04/01/35	113,830
300,000	6.600	04/01/36	325,065
390,000	6.250	10/02/43	406,124
160,000	6.750	04/01/46	177,783

			1,302,792

Banks – 12.3%
Bank of America Corp.
270,000	7.750	05/14/38	369,395
Bank of America Corp., GMTN
505,000	3.300	01/11/23	500,854
50,000	3.500	04/19/26	48,761
Bank of America Corp., Series L
540,000	2.250	04/21/20	533,369
50,000	3.950	04/21/25	49,202
300,000	4.183	11/25/27	294,689
Bank of America Corp., MTN
360,000	5.625	07/01/20	376,602
190,000	2.625	10/19/20	188,127
200,000	2.151	11/09/20	195,914
324,000	5.000	05/13/21	338,947
50,000	2.503	10/21/22	48,202

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., MTN – (continued)
150,000	4.000	04/01/24	152,362
680,000	3.875	08/01/25	681,901
260,000	3.248	10/21/27	244,249
780,000	5.000	01/21/44	847,222
BB&T Corp., MTN
1,000,000	2.450	01/15/20	993,851
150,000	2.050	05/10/21	145,528
250,000	2.750	04/01/22	245,693
1,000,000	2.850	10/26/24	963,023
Capital One Bank USA NA
400,000	3.375	02/15/23	391,990
Citigroup, Inc.
30,000	2.650	10/26/20	29,650
110,000	2.700	03/30/21	108,414
380,000	2.350	08/02/21	369,865
280,000	4.500	01/14/22	289,422
200,000	2.700	10/27/22	193,389
130,000	3.875	10/25/23	131,481
90,000	4.000	08/05/24	90,001
845,000	3.875	03/26/25	827,814
190,000	3.300	04/27/25	183,615
130,000	5.500	09/13/25	138,937
225,000	3.700	01/12/26	219,494
40,000	4.600	03/09/26	40,499
60,000	3.400	05/01/26	57,345
360,000	3.200	10/21/26	338,783
40,000	4.300	11/20/26	39,689
917,000	4.450	09/29/27	913,389
240,000	4.125	07/25/28	232,907
240,000	6.625	06/15/32	287,451
420,000	8.125	07/15/39	609,847
130,000	6.675	09/13/43	163,163
310,000	4.650	07/30/45	317,909
170,000	4.750	05/18/46	169,450
Citizens Bank NA/Providence RI, MTN
470,000	2.450	12/04/19	465,838
580,000	2.550	05/13/21	566,557
Discover Bank
250,000	3.100	06/04/20	249,601
290,000	4.200	08/08/23	293,736
740,000	3.450	07/27/26	696,916
Fifth Third Bancorp
750,000	4.300	01/16/24	766,374
230,000	8.250	03/01/38	319,331
Fifth Third Bank/Cincinnati OH
200,000	2.200	10/30/20	195,918
HSBC Bank USA NA
300,000	5.625	08/15/35	338,347
HSBC USA, Inc.
125,000	2.350	03/05/20	123,640
Huntington Bancshares, Inc.
720,000	3.150	03/14/21	717,242
250,000	2.300	01/14/22	240,457
JPMorgan Chase & Co.
200,000	2.250	01/23/20	198,065
430,000	4.250	10/15/20	439,949

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
$270,000	2.550%		10/29/20	$266,886
1,400,000	2.550		03/01/21	1,378,497
80,000	2.400		06/07/21	78,366
577,000	4.500		01/24/22	598,255
320,000	3.250		09/23/22	318,741
1,217,000	2.972		01/15/23	1,191,940
250,000	3.200		01/25/23	247,525
60,000	3.375		05/01/23	59,097
250,000	2.700		05/18/23	241,871
150,000	3.875		02/01/24	152,195
60,000	3.875		09/10/24	59,795
30,000	3.125		01/23/25	28,930
460,000	3.200		06/15/26	440,706
540,000	3.625		12/01/27	515,882
175,000	5.500		10/15/40	200,660
110,000	5.600		07/15/41	127,667
180,000	5.400		01/06/42	204,069
150,000	4.850		02/01/44	159,053
370,000	4.950		06/01/45	390,917
JPMorgan Chase & Co., MTN
1,000,000	2.295		08/15/21	975,326
KeyBank NA
600,000	2.500		12/15/19	596,903
PNC Bank NA
250,000	2.700		11/01/22	242,139
250,000	2.950		01/30/23	243,937
PNC Bank NA, MTN
260,000	2.600		07/21/20	257,348
550,000	3.250		06/01/25	538,614
PNC Financial Services Group, Inc. (The)
190,000	5.125		02/08/20	195,687
740,000	4.375		08/11/20	758,781
Santander Holdings USA, Inc.
490,000	3.700		03/28/22	486,574
US Bancorp, MTN
500,000	3.000		03/15/22	494,886
550,000	3.700		01/30/24	558,086
550,000	3.600		09/11/24	550,017
30,000	3.100		04/27/26	28,582
250,000	3.900		04/26/28	254,431

				31,816,729

Beverages – 2.1%
Coca-Cola Co. (The)
1,000,000	1.875		10/27/20	979,374
500,000	2.875		10/27/25	484,448
80,000	2.250		09/01/26	73,119
Keurig Dr Pepper, Inc.
920,000	4.417	(a)	05/25/25	933,794
Molson Coors Brewing Co.
210,000	3.000		07/15/26	192,632
340,000	5.000		05/01/42	344,429
150,000	4.200		07/15/46	134,422
PepsiCo, Inc.
30,000	1.350		10/04/19	29,572
104,000	3.000		08/25/21	104,237

Corporate Obligations – (continued)
Beverages – (continued)
PepsiCo, Inc. – (continued)
450,000	2.750		03/05/22	447,006
350,000	2.750		04/30/25	338,006
500,000	2.850		02/24/26	477,904
30,000	5.500		01/15/40	36,005
100,000	4.875		11/01/40	110,497
340,000	4.450		04/14/46	360,953
340,000	3.450		10/06/46	309,370
30,000	4.000		05/02/47	29,918

				5,385,686

Biotechnology – 3.4%
AbbVie, Inc.
70,000	2.900		11/06/22	68,404
180,000	3.600		05/14/25	175,822
190,000	3.200		05/14/26	179,313
894,000	4.500		05/14/35	876,880
50,000	4.300		05/14/36	48,278
210,000	4.400		11/06/42	198,167
175,000	4.700		05/14/45	171,703
190,000	4.450		05/14/46	181,094
Amgen, Inc.
500,000	2.125		05/01/20	492,754
680,000	3.450		10/01/20	684,758
400,000	3.875		11/15/21	407,158
145,000	2.650		05/11/22	141,499
100,000	3.625		05/22/24	100,734
430,000	2.600		08/19/26	393,794
402,000	4.400		05/01/45	388,285
205,000	4.663		06/15/51	205,575
Baxalta, Inc.
40,000	5.250		06/23/45	43,810
Biogen, Inc.
307,000	3.625		09/15/22	309,561
180,000	5.200		09/15/45	194,099
Celgene Corp.
130,000	3.250		08/15/22	128,804
580,000	3.875		08/15/25	572,582
600,000	3.450		11/15/27	563,839
80,000	5.000		08/15/45	79,929
Gilead Sciences, Inc.
50,000	2.550		09/01/20	49,580
1,000,000	2.500		09/01/23	958,509
1,000,000	3.500		02/01/25	989,332
150,000	4.750		03/01/46	156,952
90,000	4.150		03/01/47	86,424

				8,847,639

Capital Goods – 0.3%
Caterpillar Financial Services Corp.
520,000	1.700		08/09/21	501,620
Eaton Corp.
130,000	4.150		11/02/42	125,872
John Deere Capital Corp., MTN
250,000	2.800		03/06/23	244,897

				872,389

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Capital Markets – 3.7%
Bank of New York Mellon Corp. (The), Series G
$340,000	3.000%	02/24/25	$329,790
Bank of New York Mellon Corp. (The), MTN
320,000	2.600	08/17/20	317,874
893,000	2.600	02/07/22	874,490
570,000	2.200	08/16/23	538,980
20,000	2.800	05/04/26	18,990
40,000	3.250	05/16/27	38,879
60,000	3.300	08/23/29	56,873
BlackRock, Inc.
200,000	3.500	03/18/24	201,589
Intercontinental Exchange, Inc.
50,000	4.000	10/15/23	51,397
500,000	3.750	12/01/25	504,654
Morgan Stanley
40,000	2.800	06/16/20	39,760
260,000	5.750	01/25/21	274,728
30,000	3.625	01/20/27	29,001
286,000	3.950	04/23/27	276,067
156,000	6.375	07/24/42	195,853
20,000	4.300	01/27/45	19,473
130,000	4.375	01/22/47	128,417
Morgan Stanley, Series F
955,000	3.875	04/29/24	960,779
Morgan Stanley, GMTN
60,000	2.500	04/21/21	58,462
945,000	5.500	07/28/21	996,097
40,000	3.125	01/23/23	39,323
25,000	3.700	10/23/24	24,858
60,000	4.000	07/23/25	60,328
670,000	3.875	01/27/26	663,899
1,150,000	4.350	09/08/26	1,146,297
Morgan Stanley, MTN
200,000	5.625	09/23/19	205,723
500,000	2.625	11/17/21	488,344
720,000	3.125	07/27/26	676,383
State Street Corp.
250,000	3.100	05/15/23	246,770
60,000	3.300	12/16/24	59,496
80,000	2.650	05/19/26	75,243

			9,598,817

Chemicals – 0.6%
Eastman Chemical Co.
520,000	3.600	08/15/22	521,104
220,000	4.650	10/15/44	216,205
Sherwin-Williams Co. (The)
710,000	2.250	05/15/20	700,582

			1,437,891

Commercial Services & Supplies – 0.2%
Republic Services, Inc.
400,000	3.950	05/15/28	402,932

Communications – 1.8%
21st Century Fox America, Inc.
100,000	4.500	02/15/21	103,058
40,000	6.200	12/15/34	48,809

Corporate Obligations – (continued)
Communications – (continued)
21st Century Fox America, Inc. – (continued)
250,000	6.400	12/15/35	311,654
40,000	6.150	03/01/37	48,945
40,000	6.650	11/15/37	51,926
150,000	6.150	02/15/41	186,362
Charter Communications Operating LLC / Charter Communications Operating Capital
250,000	3.579	07/23/20	250,948
360,000	4.464	07/23/22	367,479
90,000	3.750	02/15/28	83,118
370,000	4.200	03/15/28	353,863
180,000	6.384	10/23/35	192,100
620,000	6.484	10/23/45	665,336
160,000	5.375	05/01/47	150,320
NBCUniversal Media LLC
500,000	5.150	04/30/20	516,959
500,000	4.375	04/01/21	515,395
Time Warner Cable LLC
50,000	6.550	05/01/37	54,333
170,000	7.300	07/01/38	197,938
160,000	5.875	11/15/40	160,989
250,000	5.500	09/01/41	241,535
170,000	4.500	09/15/42	143,867

			4,644,934

Communications Equipment – 0.5%
Cisco Systems, Inc.
130,000	4.450	01/15/20	132,941
360,000	3.625	03/04/24	367,995
410,000	5.900	02/15/39	518,016
270,000	5.500	01/15/40	325,562

			1,344,514

Consumer Cyclical – 2.1%
Ford Motor Credit Co. LLC
300,000	8.125	01/15/20	318,378
300,000	3.336	03/18/21	295,422
555,000	5.875	08/02/21	580,268
250,000	4.375	08/06/23	248,579
250,000	3.810	01/09/24	240,559
300,000	3.664	09/08/24	283,978
576,000	4.134	08/04/25	550,429
General Motors Financial Co., Inc.
180,000	3.150	01/15/20	180,096
715,000	3.200	07/13/20	712,713
720,000	3.200	07/06/21	711,148
390,000	3.450	04/10/22	383,839
300,000	3.950	04/13/24	293,283
150,000	4.350	01/17/27	146,111
Toyota Motor Credit Corp.
450,000	1.950	04/17/20	443,691

			5,388,494

Consumer Finance – 1.5%
American Express Co.
150,000	3.000	10/30/24	144,410
115,000	4.050	12/03/42	114,052

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Finance – (continued)
American Express Credit Corp., MTN
$680,000	1.700%		10/30/19	$670,669
450,000	2.375		05/26/20	444,752
210,000	3.300		05/03/27	205,265
Capital One Financial Corp.
332,000	4.200		10/29/25	328,892
680,000	3.750		07/28/26	641,933
550,000	3.800		01/31/28	524,809
Synchrony Financial
100,000	3.750		08/15/21	99,628
50,000	4.250		08/15/24	48,593
490,000	4.500		07/23/25	479,116
140,000	3.950		12/01/27	127,492

				3,829,611

Consumer Noncyclical – 0.7%
Allergan Funding SCS
360,000	3.800		03/15/25	356,796
450,000	4.550		03/15/35	443,267
HCA, Inc.
130,000	5.250		04/15/25	134,063
Shire Acquisitions Investments Ireland DAC
265,000	2.875		09/23/23	252,554
310,000	3.200		09/23/26	288,038
Walgreen Co.
50,000	3.100		09/15/22	49,233
Wyeth LLC
200,000	5.950		04/01/37	242,173

				1,766,124

Containers & Packaging – 0.2%
International Paper Co.
220,000	3.000		02/15/27	203,793
100,000	4.800		06/15/44	99,107
190,000	4.400		08/15/47	176,390

				479,290

Distributors – 0.2%
American Honda Finance Corp., GMTN
297,000	1.700		09/09/21	284,810
General Motors Financial Co., Inc.
340,000	4.200		03/01/21	344,831

				629,641

Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc.
90,000	3.125		03/15/26	87,619
90,000	4.500		02/11/43	95,687

				183,306

Diversified Telecommunication – 5.2%
AT&T, Inc.
370,000	5.000		03/01/21	384,648
250,000	3.200		03/01/22	247,383
50,000	3.000		06/30/22	48,917
330,000	2.625		12/01/22	317,050
50,000	3.600		02/17/23	49,813
125,000	3.800		03/01/24	124,378

Corporate Obligations – (continued)
Diversified Telecommunication – (continued)
AT&T, Inc. – (continued)
60,000	3.900		03/11/24	59,936
550,000	3.950		01/15/25	542,731
440,000	3.400		05/15/25	418,189
280,000	4.125		02/17/26	276,757
100,000	4.250		03/01/27	98,960
60,000	4.100	(a)	02/15/28	58,177
700,000	4.300	(a)	02/15/30	671,339
85,000	4.500		05/15/35	79,346
195,000	5.250		03/01/37	193,952
110,000	6.000		08/15/40	115,717
90,000	5.350		09/01/40	88,674
100,000	6.375		03/01/41	109,491
320,000	5.550		08/15/41	318,924
154,000	5.150		03/15/42	148,786
350,000	4.300		12/15/42	301,804
170,000	4.800		06/15/44	155,311
150,000	4.350		06/15/45	128,470
470,000	4.750		05/15/46	426,584
290,000	5.150	(a)	11/15/46	276,481
90,000	5.450		03/01/47	89,666
240,000	4.500		03/09/48	208,114
688,000	4.550		03/09/49	599,543
100,000	5.150	(a)	02/15/50	94,500
70,000	5.700		03/01/57	70,592
Verizon Communications, Inc.
470,000	2.946		03/15/22	463,855
660,000	3.125		03/16/22	655,492
230,000	5.150		09/15/23	247,010
50,000	4.150		03/15/24	51,187
200,000	3.500		11/01/24	197,793
634,000	3.376		02/15/25	619,537
330,000	4.125		03/16/27	332,523
560,000	4.500		08/10/33	554,098
200,000	4.400		11/01/34	192,901
220,000	4.272		01/15/36	208,001
210,000	5.250		03/16/37	221,884
150,000	4.750		11/01/41	146,573
160,000	3.850		11/01/42	139,309
440,000	6.550		09/15/43	531,330
722,000	4.125		08/15/46	641,748
283,000	4.862		08/21/46	279,843
110,000	5.500		03/16/47	119,265
350,000	4.522		09/15/48	332,159
241,000	5.012		04/15/49	243,487
372,000	5.012		08/21/54	365,068
360,000	4.672		03/15/55	330,920

				13,578,216

Electric – 0.6%
Berkshire Hathaway Energy Co.
667,000	6.125		04/01/36	808,264
350,000	5.150		11/15/43	389,065
40,000	4.500		02/01/45	40,285
Commonwealth Edison Co.
100,000	4.000		03/01/48	98,743

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Electric – (continued)
Exelon Generation Co. LLC
$104,000	5.600%	06/15/42	$106,325

			1,442,682

Electric Utilities – 0.6%
Exelon Corp.
250,000	3.950	06/15/25	250,312
FirstEnergy Corp., Series B
155,000	3.900	07/15/27	151,604
FirstEnergy Corp., Series C
480,000	4.850	07/15/47	495,085
Southern California Edison Co., Series C
350,000	4.125	03/01/48	340,462
Southern Co. (The)
80,000	2.350	07/01/21	77,611
260,000	3.250	07/01/26	244,195
130,000	4.400	07/01/46	125,665

			1,684,934

Energy – 1.2%
ConocoPhillips Co.
150,000	4.950	03/15/26	162,547
100,000	4.300	11/15/44	104,250
ConocoPhillips Holding Co.
130,000	6.950	04/15/29	163,499
Enterprise Products Operating LLC
200,000	3.350	03/15/23	199,782
340,000	4.450	02/15/43	330,919
200,000	4.850	03/15/44	204,363
190,000	5.100	02/15/45	201,825
50,000	4.900	05/15/46	52,113
Sabine Pass Liquefaction LLC
100,000	5.625	04/15/23	106,937
405,000	5.625	03/01/25	433,223
318,000	5.875	06/30/26	344,935
220,000	5.000	03/15/27	227,013
Sunoco Logistics Partners Operations LP
500,000	4.000	10/01/27	478,168
50,000	5.350	05/15/45	48,420

			3,057,994

Energy Equipment & Services – 0.5%
Halliburton Co.
125,000	3.500	08/01/23	125,922
350,000	3.800	11/15/25	351,230
150,000	4.850	11/15/35	157,609
40,000	6.700	09/15/38	49,917
150,000	4.750	08/01/43	153,194
140,000	5.000	11/15/45	150,106
National Oilwell Varco, Inc.
400,000	2.600	12/01/22	383,426

			1,371,404

Equity Real Estate Investment – 0.5%
American Tower Corp.
50,000	4.000	06/01/25	49,554
190,000	3.375	10/15/26	178,588

Corporate Obligations – (continued)
Equity Real Estate Investment – (continued)
Crown Castle International Corp.
250,000	4.875	04/15/22	258,369
350,000	5.250	01/15/23	368,313
60,000	3.150	07/15/23	58,045
160,000	4.450	02/15/26	161,531
230,000	3.650	09/01/27	217,829

			1,292,229

Financial Company – 0.6%
GE Capital International Funding Co. Unlimited Co.
230,000	2.342	11/15/20	225,233
500,000	3.373	11/15/25	483,648
750,000	4.418	11/15/35	722,979
International Lease Finance Corp.
215,000	5.875	08/15/22	229,647

			1,661,507

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.
734,000	2.300	05/18/22	713,555
Sysco Corp.
200,000	3.300	07/15/26	192,619
60,000	3.250	07/15/27	57,151
Walgreens Boots Alliance, Inc.
550,000	3.300	11/18/21	549,167
Wal-Mart Stores, Inc.
360,000	5.250	09/01/35	420,897
Walmart, Inc.
30,000	1.750	10/09/19	29,725
80,000	1.900	12/15/20	78,537
200,000	2.350	12/15/22	194,174
200,000	2.550	04/11/23	195,135
500,000	2.650	12/15/24	481,378
500,000	3.700	06/26/28	507,264
100,000	3.625	12/15/47	94,703
350,000	4.050	06/29/48	354,795

			3,869,100

Food Products – 0.1%
Tyson Foods, Inc.
50,000	3.950	08/15/24	50,259
140,000	4.550	06/02/47	131,536

			181,795

Health Care Equipment & Supplies – 0.9%
Abbott Laboratories
500,000	2.900	11/30/21	494,967
50,000	3.250	04/15/23	49,678
50,000	3.400	11/30/23	49,805
60,000	2.950	03/15/25	57,586
150,000	3.750	11/30/26	149,068
500,000	4.750	11/30/36	533,715
Boston Scientific Corp.
50,000	6.000	01/15/20	51,958
Stryker Corp.
250,000	3.500	03/15/26	245,480

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Health Care Equipment & Supplies – (continued)
Zimmer Biomet Holdings, Inc.
$820,000	3.550%	04/01/25	$789,733

			2,421,990

Health Care Providers & Services – 2.4%
Aetna, Inc.
350,000	2.800	06/15/23	337,181
260,000	6.625	06/15/36	324,681
Anthem, Inc.
60,000	2.500	11/21/20	59,135
990,000	3.650	12/01/27	948,755
90,000	4.625	05/15/42	87,582
50,000	4.650	01/15/43	49,133
75,000	4.650	08/15/44	73,400
120,000	4.375	12/01/47	114,128
Cigna Corp.
238,000	3.250	04/15/25	225,480
110,000	3.875	10/15/47	94,224
Express Scripts Holding Co.
330,000	4.750	11/15/21	341,449
670,000	3.900	02/15/22	673,822
60,000	3.000	07/15/23	57,598
50,000	3.500	06/15/24	48,565
195,000	4.500	02/25/26	196,870
60,000	3.400	03/01/27	55,715
100,000	4.800	07/15/46	97,506
UnitedHealth Group, Inc.
500,000	2.875	03/15/22	495,251
510,000	2.875	03/15/23	501,552
120,000	3.750	07/15/25	121,483
330,000	3.100	03/15/26	321,797
60,000	3.450	01/15/27	59,204
120,000	4.625	07/15/35	129,345
100,000	4.250	03/15/43	102,187
300,000	4.750	07/15/45	329,699
180,000	4.200	01/15/47	183,120
130,000	3.750	10/15/47	122,649

			6,151,511

Healthcare – 1.6%
HCA, Inc.
810,000	6.500	02/15/20	841,894
250,000	4.750	05/01/23	254,375
300,000	5.000	03/15/24	306,750
250,000	5.250	06/15/26	256,875
255,000	5.500	06/15/47	255,637
Medtronic Global Holdings SCA
180,000	3.350	04/01/27	177,381
Medtronic, Inc.
400,000	2.500	03/15/20	397,754
950,000	3.150	03/15/22	948,375
50,000	3.625	03/15/24	50,634
250,000	4.375	03/15/35	261,692
420,000	4.625	03/15/45	451,485

			4,202,852

Corporate Obligations – (continued)
Hotels, Restaurants & Leisure – 0.4%
McDonald’s Corp., MTN
180,000	3.700	01/30/26	179,902
280,000	3.500	03/01/27	273,991
25,000	4.700	12/09/35	26,284
534,000	4.875	12/09/45	560,415

			1,040,592

Industrial Conglomerates – 0.8%
General Electric Co., GMTN
30,000	6.150	08/07/37	35,387
750,000	6.875	01/10/39	953,404
General Electric Co., MTN
750,000	5.875	01/14/38	858,481
Honeywell International, Inc.
245,000	2.500	11/01/26	227,443

			2,074,715

Insurance – 0.8%
Berkshire Hathaway Finance Corp.
10,000	5.750	01/15/40	12,218
Chubb INA Holdings, Inc.
400,000	3.150	03/15/25	391,135
400,000	3.350	05/03/26	392,080
MetLife, Inc.
250,000	3.600	04/10/24	251,849
240,000	6.375	06/15/34	292,546
170,000	5.700	06/15/35	198,211
160,000	4.125	08/13/42	153,738
129,000	4.875	11/13/43	137,436
230,000	4.050	03/01/45	218,313
MetLife, Inc., Series D
130,000	4.368	09/15/23	135,631

			2,183,157

Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.
240,000	3.300	12/05/21	242,919
460,000	2.400	02/22/23	444,961
370,000	2.800	08/22/24	359,245
70,000	3.800	12/05/24	71,993
580,000	3.150	08/22/27	561,314
170,000	4.800	12/05/34	186,749
200,000	3.875	08/22/37	196,673
250,000	4.950	12/05/44	283,042
125,000	4.050	08/22/47	122,884

			2,469,780

Internet Software & Services – 0.4%
Alphabet, Inc.
390,000	1.998	08/15/26	355,327
eBay, Inc.
150,000	2.875	08/01/21	148,248
250,000	2.600	07/15/22	242,361
250,000	2.750	01/30/23	241,499

			987,435

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
IT Services – 1.2%
Fidelity National Information Services, Inc.
$100,000	5.000%	10/15/25	$106,081
101,000	3.000	08/15/26	94,129
International Business Machines Corp.
1,000,000	1.875	08/01/22	950,946
350,000	3.375	08/01/23	351,307
320,000	4.000	06/20/42	312,021
Visa, Inc.
380,000	3.150	12/14/25	373,309
400,000	2.750	09/15/27	377,599
270,000	4.150	12/14/35	284,126
180,000	4.300	12/14/45	189,960
30,000	3.650	09/15/47	28,585

			3,068,063

Life Sciences Tools & Services – 0.6%
Thermo Fisher Scientific, Inc.
50,000	3.600	08/15/21	50,292
790,000	3.300	02/15/22	787,659
20,000	3.150	01/15/23	19,678
50,000	3.000	04/15/23	48,732
50,000	4.150	02/01/24	51,211
544,000	2.950	09/19/26	507,620

			1,465,192

Machinery – 0.2%
Caterpillar, Inc.
30,000	3.900	05/27/21	30,773
130,000	3.400	05/15/24	130,589
80,000	5.200	05/27/41	92,979
130,000	3.803	08/15/42	125,766
Deere & Co.
80,000	2.600	06/08/22	78,557

			458,664

Media – 2.1%
Comcast Corp.
590,000	3.125	07/15/22	586,028
60,000	3.000	02/01/24	58,413
50,000	3.375	08/15/25	48,808
250,000	3.150	03/01/26	238,423
100,000	2.350	01/15/27	88,976
60,000	3.300	02/01/27	57,281
60,000	3.150	02/15/28	56,383
110,000	3.550	05/01/28	106,767
500,000	4.200	08/15/34	487,851
170,000	4.400	08/15/35	169,179
500,000	3.200	07/15/36	427,931
170,000	3.900	03/01/38	158,243
500,000	4.600	08/15/45	495,135
340,000	4.000	08/15/47	310,141
280,000	3.969	11/01/47	253,293
60,000	3.999	11/01/49	54,394
Viacom, Inc.
220,000	4.250	09/01/23	221,309
190,000	6.875	04/30/36	214,542
216,000	4.375	03/15/43	187,132

Corporate Obligations – (continued)
Media – (continued)
Walt Disney Co. (The)
239,000	3.000	02/13/26	230,802
Warner Media LLC
315,000	3.600	07/15/25	303,311
560,000	3.800	02/15/27	543,113
250,000	4.850	07/15/45	236,579

			5,534,034

Metals & Mining – 0.1%
Newmont Mining Corp.
120,000	6.250	10/01/39	136,618
150,000	4.875	03/15/42	148,575

			285,193

Multiline Retail – 0.4%
Target Corp.
800,000	3.500	07/01/24	811,719
200,000	4.000	07/01/42	195,164
140,000	3.625	04/15/46	127,905

			1,134,788

Multi-Utilities – 0.3%
Dominion Energy, Inc.
370,000	2.579	07/01/20	364,616
260,000	3.900	10/01/25	257,804
NiSource, Inc.
225,000	4.375	05/15/47	222,602

			845,022

Oil, Gas & Consumable Fuels – 4.3%
Anadarko Petroleum Corp.
165,000	6.450	09/15/36	191,133
310,000	6.200	03/15/40	350,606
70,000	6.600	03/15/46	84,839
Apache Corp.
570,000	4.375	10/15/28	564,748
200,000	4.750	04/15/43	191,274
Chevron Corp.
646,000	2.566	05/16/23	627,663
30,000	2.895	03/03/24	29,377
180,000	2.954	05/16/26	173,318
ConocoPhillips
150,000	6.500	02/01/39	196,276
Continental Resources, Inc.
800,000	5.000	09/15/22	813,500
120,000	3.800	06/01/24	118,680
Devon Energy Corp.
50,000	5.600	07/15/41	53,840
Energy Transfer Partners LP
20,000	4.650	06/01/21	20,624
100,000	3.600	02/01/23	98,989
20,000	5.150	03/15/45	18,946
30,000	6.125	12/15/45	31,993
10,000	5.300	04/15/47	9,712
Energy Transfer Partners LP, Series 30Y
500,000	6.000	06/15/48	538,132

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Oil, Gas & Consumable Fuels – (continued)
Exxon Mobil Corp.
$535,000	2.222%	03/01/21	$526,492
150,000	3.043	03/01/26	146,469
60,000	3.567	03/06/45	56,505
370,000	4.114	03/01/46	378,546
Hess Corp.
350,000	4.300	04/01/27	339,770
Marathon Oil Corp.
250,000	2.800	11/01/22	243,151
270,000	6.600	10/01/37	320,039
Marathon Petroleum Corp.
225,000	5.125	03/01/21	235,125
120,000	6.500	03/01/41	142,411
MPLX LP
1,000,000	4.500	07/15/23	1,029,753
50,000	4.875	06/01/25	52,050
145,000	4.500	04/15/38	135,929
250,000	5.200	03/01/47	251,448
Noble Energy, Inc.
320,000	5.250	11/15/43	321,632
215,000	5.050	11/15/44	211,211
Occidental Petroleum Corp.
230,000	3.400	04/15/26	227,588
285,000	4.625	06/15/45	302,191
130,000	4.400	04/15/46	133,889
92,000	4.100	02/15/47	90,726
60,000	4.200	03/15/48	60,064
Phillips 66
210,000	3.900	03/15/28	208,379
140,000	4.650	11/15/34	142,144
100,000	5.875	05/01/42	115,927
110,000	4.875	11/15/44	114,291
Valero Energy Corp.
300,000	6.125	02/01/20	312,897
150,000	3.400	09/15/26	143,392
Williams Cos., Inc. (The)
430,000	3.900	01/15/25	425,256
50,000	3.750	06/15/27	47,941
240,000	6.300	04/15/40	274,567

			11,103,433

Pharmaceuticals – 1.4%
Allergan Funding SCS
50,000	4.850	06/15/44	50,070
200,000	4.750	03/15/45	199,290
Eli Lilly & Co.
380,000	3.950	05/15/47	379,923
Johnson & Johnson
50,000	2.250	03/03/22	48,953
60,000	2.450	03/01/26	56,705
500,000	3.550	03/01/36	485,010
420,000	3.625	03/03/37	410,521
60,000	3.400	01/15/38	56,762
70,000	3.700	03/01/46	67,584
Merck & Co., Inc.
40,000	2.350	02/10/22	39,175
150,000	2.750	02/10/25	145,184

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Merck & Co., Inc. – (continued)
50,000	4.150	05/18/43	51,719
260,000	3.700	02/10/45	252,895
Pfizer, Inc.
40,000	2.200	12/15/21	39,137
125,000	2.750	06/03/26	119,439
50,000	3.000	12/15/26	48,555
470,000	7.200	03/15/39	658,555
110,000	4.400	05/15/44	115,369
130,000	4.125	12/15/46	132,046
Shire Acquisitions Investments Ireland DAC
50,000	2.400	09/23/21	48,341
Zoetis, Inc.
100,000	4.700	02/01/43	103,455

			3,508,688

REITs and Real Estate – 0.4%
Boston Properties LP
370,000	3.850	02/01/23	374,007
60,000	2.750	10/01/26	54,954
Simon Property Group LP
500,000	4.375	03/01/21	513,474
150,000	3.375	10/01/24	148,320

			1,090,755

Road & Rail – 0.6%
CSX Corp.
550,000	3.250	06/01/27	522,617
30,000	3.800	03/01/28	29,774
190,000	3.800	11/01/46	173,103
Union Pacific Corp.
590,000	4.163	07/15/22	609,564
200,000	4.500	09/10/48	206,141

			1,541,199

Semiconductors & Semiconductor – 1.5%
Applied Materials, Inc.
150,000	4.350	04/01/47	152,874
Intel Corp.
240,000	2.450	07/29/20	238,550
500,000	2.875	05/11/24	485,982
503,000	3.700	07/29/25	510,401
400,000	2.600	05/19/26	375,908
720,000	3.150	05/11/27	701,877
145,000	4.100	05/11/47	145,219
95,000	3.734	12/08/47	89,820
QUALCOMM, Inc.
200,000	2.250	05/20/20	197,621
250,000	3.000	05/20/22	247,124
120,000	2.600	01/30/23	115,145
60,000	2.900	05/20/24	57,514
284,000	3.450	05/20/25	276,704
130,000	4.650	05/20/35	131,564
70,000	4.800	05/20/45	70,885
130,000	4.300	05/20/47	122,511

			3,919,699

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Software – 4.4%
Microsoft Corp.
$140,000	1.850%		02/06/20	$138,467
570,000	1.850		02/12/20	563,766
60,000	2.400		02/06/22	59,022
1,000,000	2.375		02/12/22	981,526
485,000	2.650		11/03/22	477,901
280,000	2.875		02/06/24	275,275
125,000	2.700		02/12/25	120,801
60,000	2.400		08/08/26	55,810
475,000	3.500		02/12/35	459,616
380,000	3.450		08/08/36	364,927
120,000	4.100		02/06/37	124,477
195,000	5.200		06/01/39	229,708
200,000	4.500		10/01/40	218,396
280,000	3.500		11/15/42	262,721
140,000	3.750		02/12/45	136,644
219,000	4.450		11/03/45	238,055
500,000	3.700		08/08/46	483,405
80,000	4.000		02/12/55	79,452
50,000	4.750		11/03/55	56,946
420,000	3.950		08/08/56	416,239
150,000	4.500		02/06/57	163,528
Microsoft Corp., Series 30Y
430,000	4.250		02/06/47	455,250
Oracle Corp.
356,000	2.800		07/08/21	354,892
400,000	1.900		09/15/21	387,307
150,000	2.625		02/15/23	146,382
900,000	2.400		09/15/23	862,288
40,000	2.950		11/15/24	38,954
260,000	2.950		05/15/25	251,552
270,000	2.650		07/15/26	251,895
80,000	3.250		11/15/27	77,620
200,000	3.900		05/15/35	196,593
420,000	3.850		07/15/36	409,330
245,000	3.800		11/15/37	235,259
40,000	6.500		04/15/38	51,572
60,000	6.125		07/08/39	75,056
240,000	5.375		07/15/40	277,025
300,000	4.125		05/15/45	294,931
440,000	4.000		07/15/46	424,845
100,000	4.000		11/15/47	96,307
200,000	4.375		05/15/55	201,602
VMware, Inc.
300,000	2.950		08/21/22	290,901

				11,286,243

Specialty Retail – 1.1%
Home Depot, Inc. (The)
170,000	2.625		06/01/22	167,571
250,000	2.700		04/01/23	245,540
80,000	3.350		09/15/25	79,662
105,000	3.000		04/01/26	101,409
60,000	2.125		09/15/26	54,198
60,000	2.800		09/14/27	56,542
220,000	5.875		12/16/36	271,045
320,000	4.400		03/15/45	331,551

Corporate Obligations – (continued)
Specialty Retail – (continued)
Home Depot, Inc. (The) – (continued)
200,000	4.250		04/01/46	203,902
290,000	3.900		06/15/47	282,122
130,000	3.500		09/15/56	114,277
Lowe’s Cos., Inc.
310,000	2.500		04/15/26	287,506
30,000	3.100		05/03/27	28,831
100,000	3.700		04/15/46	92,322
504,000	4.050		05/03/47	493,040

				2,809,518

Technology – 1.6%
Broadcom Corp. / Broadcom Cayman Finance Ltd.
50,000	3.000		01/15/22	48,807
30,000	2.650		01/15/23	28,426
550,000	3.625		01/15/24	533,102
300,000	3.125		01/15/25	278,207
590,000	3.875		01/15/27	552,824
160,000	3.500		01/15/28	144,816
Dell International LLC / EMC Corp.
1,280,000	4.420	(a)	06/15/21	1,302,728
175,000	5.450	(a)	06/15/23	184,268
280,000	6.020	(a)	06/15/26	297,302
40,000	8.100	(a)	07/15/36	47,361
160,000	8.350	(a)	07/15/46	196,507
Seagate HDD Cayman
300,000	4.250		03/01/22	301,950
220,000	4.750		06/01/23	222,062

				4,138,360

Technology Hardware, Storage & Peripherals – 2.7%
Apple, Inc.
1,000,000	1.500		09/12/19	989,072
1,177,000	2.250		02/23/21	1,160,172
200,000	2.850		05/06/21	199,872
249,000	1.550		08/04/21	239,777
230,000	2.150		02/09/22	223,554
130,000	2.700		05/13/22	128,616
320,000	2.400		01/13/23	311,807
30,000	3.000		02/09/24	29,642
475,000	2.850		05/11/24	463,475
350,000	2.450		08/04/26	324,826
220,000	3.000		06/20/27	211,357
500,000	2.900		09/12/27	475,731
230,000	4.500		02/23/36	249,770
157,000	3.850		05/04/43	152,103
200,000	3.450		02/09/45	181,515
380,000	4.375		05/13/45	398,048
400,000	4.650		02/23/46	435,989
415,000	3.850		08/04/46	401,800
160,000	4.250		02/09/47	164,796
50,000	3.750		11/13/47	47,272
Western Digital Corp.
200,000	4.750		02/15/26	195,500

				6,984,694

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Tobacco – 0.5%
Philip Morris International, Inc.
$112,000	1.875%	02/25/21	$108,709
50,000	3.250	11/10/24	49,114
670,000	3.375	08/11/25	657,258
20,000	2.750	02/25/26	18,797
140,000	6.375	05/16/38	169,886
100,000	4.375	11/15/41	97,873
30,000	3.875	08/21/42	27,306
205,000	4.125	03/04/43	192,973
50,000	4.250	11/10/44	47,910

			1,369,826

Transportation – 0.3%
Burlington Northern Santa Fe LLC
240,000	4.450	03/15/43	248,731
130,000	4.900	04/01/44	143,017
150,000	4.550	09/01/44	157,996
200,000	4.125	06/15/47	199,704

			749,448

TOTAL CORPORATE OBLIGATIONS
(Cost $197,109,149)			194,635,156

Foreign Corporate Debt – 23.0%
Banks – 10.4%
Australia & New Zealand Banking Group Ltd. (Australia)
$610,000	2.550%	11/23/21	$594,417
Australia & New Zealand Banking Group Ltd., MTN (Australia)
250,000	2.700	11/16/20	247,084
640,000	2.300	06/01/21	622,797
Banco Santander SA (Spain)
400,000	3.500	04/11/22	393,852
600,000	3.125	02/23/23	575,120
200,000	3.848	04/12/23	197,227
240,000	4.250	04/11/27	231,302
200,000	3.800	02/23/28	184,952
Bank of Nova Scotia (The) (Canada)
70,000	2.350	10/21/20	68,907
70,000	2.450	03/22/21	68,651
1,000,000	2.700	03/07/22	980,729
Barclays Bank PLC (United Kingdom)
500,000	5.125	01/08/20	511,937
Barclays PLC (United Kingdom)
500,000	2.750	11/08/19	497,139
200,000	3.684	01/10/23	195,452
400,000	4.375	01/12/26	390,808
400,000	4.950	01/10/47	378,231
BNP Paribas SA, MTN (France)
50,000	3.250	03/03/23	49,481
Cooperatieve Rabobank UA (Netherlands)
500,000	3.950	11/09/22	501,097
370,000	5.750	12/01/43	424,423
Cooperatieve Rabobank UA, MTN (Netherlands)
500,000	2.250	01/14/20	494,361
380,000	5.250	05/24/41	434,472

Foreign Corporate Debt – (continued)
Banks – (continued)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
300,000	3.800	09/15/22	300,315
1,000,000	3.800	06/09/23	994,726
250,000	4.875	05/15/45	258,004
Deutsche Bank AG (Germany)
320,000	2.700	07/13/20	313,697
510,000	3.300	11/16/22	484,904
130,000	3.700	05/30/24	123,012
HSBC Holdings PLC (United Kingdom)
200,000	2.950	05/25/21	197,677
700,000	2.650	01/05/22	681,383
300,000	4.250	03/14/24	300,415
400,000	4.250	08/18/25	398,847
200,000	4.375	11/23/26	199,128
100,000	6.500	09/15/37	120,371
110,000	6.800	06/01/38	136,339
600,000	5.250	03/14/44	631,867
ING Groep NV (Netherlands)
200,000	3.950	03/29/27	196,739
Lloyds Bank PLC (United Kingdom)
500,000	2.700	08/17/20	496,398
Lloyds Banking Group PLC (United Kingdom)
450,000	3.000	01/11/22	440,266
200,000	4.500	11/04/24	198,805
200,000	5.300	12/01/45	204,835
200,000	4.344	01/09/48	177,004
Mitsubishi UFJ Financial Group, Inc. (Japan)
320,000	2.665	07/25/22	310,341
200,000	3.850	03/01/26	198,738
330,000	3.677	02/22/27	324,546
500,000	3.961	03/02/28	499,329
Mizuho Financial Group, Inc. (Japan)
200,000	2.839	09/13/26	185,135
National Australia Bank Ltd. (Australia)
550,000	2.500	07/12/26	500,496
National Australia Bank Ltd., GMTN (Australia)
550,000	2.500	05/22/22	530,494
Royal Bank of Canada, GMTN (Canada)
450,000	2.150	03/06/20	444,531
100,000	2.500	01/19/21	98,694
Royal Bank of Canada, MTN (Canada)
1,100,000	2.350	10/30/20	1,082,858
Royal Bank of Scotland Group PLC (United Kingdom)
500,000	6.400	10/21/19	516,220
320,000	6.000	12/19/23	334,812
350,000	4.800	04/05/26	355,140
Santander UK Group Holdings PLC (United Kingdom)
470,000	3.125	01/08/21	465,024
445,000	2.875	08/05/21	435,181
200,000	3.571	01/10/23	195,807
Sumitomo Mitsui Banking Corp. (Japan)
290,000	2.450	01/16/20	287,236
Sumitomo Mitsui Financial Group, Inc. (Japan)
460,000	2.934	03/09/21	455,218
400,000	3.784	03/09/26	396,281
50,000	2.632	07/14/26	45,653
610,000	3.010	10/19/26	570,551
150,000	3.364	07/12/27	143,611

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Foreign Corporate Debt – (continued)
Banks – (continued)
Toronto-Dominion Bank (The) (Canada)
$60,000	1.800%		07/13/21	$57,797
Toronto-Dominion Bank (The), GMTN (Canada)
365,000	2.500		12/14/20	360,271
50,000	3.500		07/19/23	50,301
Toronto-Dominion Bank (The), MTN (Canada)
402,000	2.125		04/07/21	391,690
Westpac Banking Corp. (Australia)
492,000	2.150		03/06/20	485,807
750,000	2.300		05/26/20	741,060
250,000	2.600		11/23/20	247,003
300,000	2.100		05/13/21	290,848
750,000	3.650		05/15/23	755,079
120,000	2.700		08/19/26	110,712

				26,763,635

Capital Goods – 0.1%
ABB Finance USA, Inc. (Switzerland)
80,000	2.875		05/08/22	78,744
110,000	4.375		05/08/42	114,709

				193,453

Communications – 0.0%
Telefonica Europe BV (Spain)
40,000	8.250		09/15/30	52,182

Consumer Noncyclical – 0.9%
BAT Capital Corp. (United Kingdom)
500,000	2.764	(a)	08/15/22	484,187
300,000	3.222	(a)	08/15/24	287,879
400,000	4.390	(a)	08/15/37	374,000
350,000	4.540	(a)	08/15/47	325,011
GlaxoSmithKline Capital, Inc. (United Kingdom)
172,000	6.375		05/15/38	220,862
Novartis Capital Corp. (Switzerland)
175,000	2.400		05/17/22	170,706
300,000	3.000		11/20/25	290,729
220,000	4.400		05/06/44	237,705

				2,391,079

Diversified Telecommunication – 0.3%
Orange SA (France)
500,000	1.625		11/03/19	492,441
30,000	9.000		03/01/31	42,256
50,000	5.375		01/13/42	54,425
140,000	5.500		02/06/44	155,684

				744,806

Electric – 0.0%
Emera US Finance LP (Canada)
50,000	2.700		06/15/21	48,650
60,000	3.550		06/15/26	57,094

				105,744

Energy – 2.2%
BP Capital Markets PLC (United Kingdom)
2,240,000	3.561		11/01/21	2,263,922
20,000	2.500		11/06/22	19,418

Foreign Corporate Debt – (continued)
Energy – (continued)
BP Capital Markets PLC (United Kingdom) – (continued)
20,000	3.535		11/04/24	20,018
50,000	3.119		05/04/26	48,254
60,000	3.017		01/16/27	57,248
200,000	3.279		09/19/27	193,608
Shell International Finance BV (Netherlands)
130,000	1.375		09/12/19	128,234
500,000	2.125		05/11/20	494,212
425,000	1.750		09/12/21	409,961
280,000	3.250		05/11/25	276,541
60,000	2.875		05/10/26	57,394
310,000	6.375		12/15/38	401,468
350,000	5.500		03/25/40	414,726
100,000	4.550		08/12/43	106,196
240,000	4.375		05/11/45	246,740
160,000	4.000		05/10/46	156,356
Total Capital Canada Ltd. (France)
125,000	2.750		07/15/23	121,888
Total Capital International SA (France)
250,000	3.700		01/15/24	254,154
125,000	3.750		04/10/24	127,369

				5,797,707

Financial Company – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
500,000	5.000		10/01/21	517,625
150,000	3.650		07/21/27	139,594

				657,219

Food and Beverage – 2.9%
Anheuser-Busch InBev Finance, Inc. (Belgium)
210,000	2.650		02/01/21	207,539
1,900,000	2.625		01/17/23	1,837,559
640,000	3.300		02/01/23	635,022
1,097,000	3.650		02/01/26	1,075,459
370,000	4.700		02/01/36	376,793
440,000	4.625		02/01/44	434,098
535,000	4.900		02/01/46	546,720
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
1,000,000	6.875		11/15/19	1,045,097
170,000	3.500		01/12/24	169,654
150,000	4.000		04/13/28	149,780
100,000	4.375		04/15/38	97,793
210,000	8.200		01/15/39	301,897
212,000	3.750		07/15/42	188,425
250,000	4.600		04/15/48	247,359
140,000	4.439		10/06/48	135,548
110,000	4.750		04/15/58	108,335
Diageo Investment Corp. (United Kingdom)
50,000	2.875		05/11/22	49,367

				7,606,445

Internet Software & Services – 0.7%
Alibaba Group Holding Ltd. (China)
1,470,000	3.125		11/28/21	1,456,671
236,000	4.200		12/06/47	221,842

				1,678,513

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Corporate Debt – (continued)
Metals & Mining – 0.8%
Barrick Gold Corp. (Canada)
$80,000	5.250%	04/01/42	$82,933
Barrick North America Finance LLC (Canada)
120,000	5.750	05/01/43	132,598
Barrick PD Australia Finance Pty Ltd. (Canada)
280,000	5.950	10/15/39	309,677
BHP Billiton Finance USA Ltd. (Australia)
590,000	5.000	09/30/43	662,363
Rio Tinto Finance USA PLC (Australia)
80,000	4.125	08/21/42	78,714
Southern Copper Corp. (Peru)
100,000	7.500	07/27/35	123,843
350,000	6.750	04/16/40	415,641
60,000	5.250	11/08/42	60,458
140,000	5.875	04/23/45	152,664
Vale Overseas Ltd. (Brazil)
80,000	8.250	01/17/34	102,200

			2,121,091

Mining – 0.4%
Barrick North America Finance LLC (Canada)
120,000	5.700	05/30/41	130,917
Vale Overseas Ltd. (Brazil)
16,000	4.375	01/11/22	16,120
480,000	6.250	08/10/26	528,600
320,000	6.875	11/21/36	369,200

			1,044,837

Oil & Gas – 0.1%
CNOOC Finance 2013 Ltd. (China)
200,000	3.000	05/09/23	194,250

Oil Company-Exploration & Production – 0.1%
Nexen Energy ULC (China)
250,000	6.400	05/15/37	307,301

Oil, Gas & Consumable Fuels – 1.4%
Canadian Natural Resources Ltd. (Canada)
210,000	3.850	06/01/27	205,591
100,000	6.250	03/15/38	117,770
Canadian Natural Resources Ltd., GMTN (Canada)
150,000	4.950	06/01/47	156,996
Ecopetrol SA (Colombia)
320,000	5.875	09/18/23	341,200
505,000	5.375	06/26/26	521,728
20,000	7.375	09/18/43	22,600
20,000	5.875	05/28/45	19,875
Equinor ASA (Norway)
570,000	2.250	11/08/19	566,487
430,000	3.150	01/23/22	429,765
100,000	3.950	05/15/43	96,046
160,000	4.800	11/08/43	173,809
TransCanada PipeLines Ltd. (Canada)
490,000	4.250	05/15/28	495,289
50,000	4.625	03/01/34	50,839
250,000	6.200	10/15/37	294,463
160,000	6.100	06/01/40	186,824

			3,679,282

Foreign Corporate Debt – (continued)
Pharmaceuticals – 0.7%
AstraZeneca PLC (United Kingdom)
185,000	3.375	11/16/25	180,104
90,000	3.125	06/12/27	84,806
300,000	6.450	09/15/37	375,862
80,000	4.375	11/16/45	79,635
490,000	4.375	08/17/48	485,713
GlaxoSmithKline Capital PLC (United Kingdom)
68,000	2.850	05/08/22	67,199
GlaxoSmithKline Capital, Inc. (United Kingdom)
608,000	2.800	03/18/23	595,375
Novartis Capital Corp. (Switzerland)
50,000	3.100	05/17/27	48,323

			1,917,017

Tobacco – 0.1%
Reynolds American, Inc. (United Kingdom)
70,000	4.450	06/12/25	71,108
110,000	5.700	08/15/35	119,337

			190,445

Wireless Telecommunication Services – 0.6%
Rogers Communications, Inc. (Canada)
50,000	5.000	03/15/44	52,494
Vodafone Group PLC (United Kingdom)
350,000	2.950	02/19/23	339,844
790,000	4.375	05/30/28	785,432
60,000	4.375	02/19/43	54,615
350,000	5.250	05/30/48	354,421

			1,586,806

Wirelines – 1.0%
British Telecommunications PLC (United Kingdom)
310,000	9.625	12/15/30	442,536
Deutsche Telekom International Finance BV (Germany)
318,000	8.750	06/15/30	430,725
Telefonica Emisiones SAU (Spain)
814,000	5.134	04/27/20	839,017
485,000	7.045	06/20/36	589,228
230,000	5.213	03/08/47	227,954

			2,529,460

TOTAL FOREIGN CORPORATE DEBT
(Cost $60,310,444)			59,561,272

Principal Amount	Interest Rate	Value
Investment Company – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$1,618,035	1.879%	$1,618,035
(Cost $1,618,035)

TOTAL INVESTMENTS – 98.9%
(Cost $259,037,628)		$255,814,463

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		2,647,741

NET ASSETS – 100.0%		$258,462,204

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,533,534, which represents approximately 2.1% of net assets as of August 31, 2018.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate(a)	Maturity Date	Value
U.S. Treasury Bills – 59.3%
U.S. Treasury Bills
$1,299,000	1.983%	10/25/18	$1,295,340
121,536,000	1.984	10/25/18	121,193,585
433,000	1.986	10/25/18	431,780
433,000	1.995	10/25/18	431,780
866,000	1.997	10/25/18	863,560
433,000	1.999	10/25/18	431,780
5,700,000	2.000	10/25/18	5,683,941
433,000	2.003	10/25/18	431,780
866,000	2.006	10/25/18	863,560
433,000	2.009	10/25/18	431,780
111,900,000	2.010	10/25/18	111,584,734
4,672,000	2.014	10/25/18	4,658,837
12,557,000	2.020	10/25/18	12,521,622
1,128,000	2.038	11/23/18	1,122,855
2,632,000	2.040	11/23/18	2,619,995
88,850,000	2.043	11/23/18	88,444,746
752,000	2.044	11/23/18	748,570
376,000	2.046	11/23/18	374,285
1,880,000	2.051	11/23/18	1,871,425
752,000	2.052	11/23/18	748,570
752,000	2.057	11/23/18	748,570
11,280,000	2.058	11/23/18	11,228,551
1,504,000	2.061	11/23/18	1,497,140
752,000	2.064	11/23/18	748,570
376,000	2.065	11/23/18	374,285
1,128,000	2.066	11/23/18	1,122,855
3,008,000	2.070	11/23/18	2,994,280
70,052,000	2.073	11/23/18	69,732,485
1,128,000	2.079	11/23/18	1,122,855
3,542,000	2.081	11/23/18	3,525,845
376,000	2.082	11/23/18	374,285
376,000	2.086	11/23/18	374,285
376,000	2.088	11/23/18	374,285
376,000	2.107	11/23/18	374,285
2,632,000	2.123	11/23/18	2,619,995
209,000	2.064	12/06/18	207,879
209,000	2.068	12/06/18	207,879
3,135,000	2.070	12/06/18	3,118,186
418,000	2.071	12/06/18	415,758
627,000	2.072	12/06/18	623,637
1,045,000	2.074	12/06/18	1,039,395
627,000	2.075	12/06/18	623,637
418,000	2.076	12/06/18	415,758
836,000	2.078	12/06/18	831,516
418,000	2.079	12/06/18	415,758
1,254,000	2.082	12/06/18	1,247,274
6,688,000	2.084	12/06/18	6,652,130
209,000	2.090	12/06/18	207,879
627,000	2.091	12/06/18	623,637
1,672,000	2.095	12/06/18	1,663,033
61,700,000	2.105	12/06/18	61,369,079
209,000	2.108	12/06/18	207,879
2,398,000	2.110	12/06/18	2,385,139
209,000	2.113	12/06/18	207,879
1,463,000	2.122	12/06/18	1,455,154
46,928,000	2.131	12/06/18	46,676,307
305,000	2.088	12/27/18	302,962
72,560,000	2.091	12/27/18	72,075,179
1,220,000	2.096	12/27/18	1,211,848
3,355,000	2.101	12/27/18	3,332,583
915,000	2.102	12/27/18	908,886
1,220,000	2.105	12/27/18	1,211,848

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
610,000	2.118	12/27/18	605,924
2,440,000	2.120	12/27/18	2,423,697
610,000	2.123	12/27/18	605,924
2,440,000	2.124	12/27/18	2,423,697
305,000	2.130	12/27/18	302,962
305,000	2.136	12/27/18	302,962
915,000	2.137	12/27/18	908,886
305,000	2.139	12/27/18	302,962
915,000	2.142	12/27/18	908,886
1,823,000	2.144	12/27/18	1,810,819
305,000	2.145	12/27/18	302,962
305,000	2.147	12/27/18	302,962
8,845,000	2.149	12/27/18	8,785,901
305,000	2.152	12/27/18	302,962
72,920,000	2.180	01/24/19	72,295,126
260,000	2.185	01/24/19	257,772
564,000	2.186	01/24/19	559,167
564,000	2.189	01/24/19	559,167
97,074,000	2.191	01/24/19	96,242,143
7,540,000	2.192	01/24/19	7,475,388
1,130,000	2.194	01/24/19	1,120,317
260,000	2.198	01/24/19	257,772
564,000	2.199	01/24/19	559,167
260,000	2.201	01/24/19	257,772
76,288,000	2.212	01/24/19	75,634,265
4,795,000	2.215	01/24/19	4,753,910
564,000	2.217	01/24/19	559,167
30,000,000	2.412	07/18/19	29,382,511
559,000	2.420	07/18/19	547,494

TOTAL U.S. TREASURY BILLS
(Cost $974,259,997)			$974,357,839

U.S. Treasury Notes – 40.6%
U.S. Treasury Notes
$184,727,100	0.875%	10/15/18	$184,493,417
68,485,000	1.250	11/15/18	68,375,856
73,439,500	0.750	02/15/19	72,954,685
85,933,000	1.000	03/15/19	85,370,743
105,346,000	1.250	04/30/19	104,601,171
66,643,000	0.875	05/15/19	65,962,252
85,132,000	1.000	06/30/19	84,174,265

TOTAL U.S. TREASURY NOTES
(Cost $665,956,384)			$665,932,389

TOTAL INVESTMENTS – 99.9%
(Cost $1,640,216,381)			$1,640,290,228

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			2,336,890

NET ASSETS – 100.0%			$1,642,627,118

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS ETFS

Statements of Assets and Liabilities

August 31, 2018

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Assets:
Investments at value (cost $44,365,804, $257,419,593 and $1,640,216,381 respectively)	$44,397,005	$254,196,428	$1,640,290,228
Investments in Affiliated Underlying Funds, at value (cost $885,984,$1,618,035 and $— respectively)	885,984	1,618,035	—
Cash	178,866	50,001	447,364
Receivables:
Investments sold	4,966,845	19,340,837	—
Fund shares sold	4,887,960	19,336,271	—
Interest	868,888	2,699,987	2,052,019
Reimbursement from advisor	66	177	27,100
Total assets	56,185,614	297,241,736	1,642,816,711

Liabilities:
Payables:
Fund shares redeemed	4,894,293	19,346,460	—
Investments purchased	4,865,141	19,402,462	—
Management fees	13,309	30,610	189,593
Total liabilities	9,772,743	38,779,532	189,593

Net Assets:
Paid-in capital	46,705,392	261,517,143	1,640,192,826
Undistributed net investment income	309,834	770,376	2,610,844
Accumulated net realized loss	(633,556)	(602,150)	(250,399)
Net unrealized gain (loss)	31,201	(3,223,165)	73,847
NET ASSETS	$46,412,871	$258,462,204	$1,642,627,118
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	950,000	5,350,000	16,400,000
Net asset value per share:	$48.86	$48.31	$100.16

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ETFS

Statements of Operations

For the Period Ended August 31, 2018

	Access High Yield Corporate Bond ETF(a)	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Investment income:
Interest	$2,323,056	$6,135,226	$16,578,133
Dividends from Affiliated Underlying Funds	3,570	9,853	—
Total investment income	2,326,626	6,145,079	16,578,133

Expenses:
Management fees	141,251	244,274	1,408,414
Trustee fees	8,731	15,483	44,530
Total expenses	149,982	259,757	1,452,944
Less — expense reductions	(431)	(1,102)	(207,563)
Net expenses	149,551	258,655	1,245,381
NET INVESTMENT INCOME	2,177,075	5,886,424	15,332,752

Realized and unrealized gain (loss):
Net realized loss from:
Investments unaffiliated	(635,167)	(548,711)	(223,408)
In-kind redemptions	(515,911)	(2,003,015)	(41,738)
Net change in unrealized gain (loss):
Investments unaffiliated	31,201	(3,834,618)	(23,608)
Net realized and unrealized loss	(1,119,877)	(6,386,344)	(288,754)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,057,198	(499,920)	15,043,998

(a)	For the period September 5, 2017 (commencement of operations) through August 31, 2018.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS ETFS

Statements of Changes in Net Assets

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF
	For the Period September 5, 2017(1) to August 31, 2018	For the Fiscal Year Ended August 31, 2018	For the Period June 6, 2017(1) to August 31, 2017
From operations:
Net investment income	$2,177,075	$5,886,424	$500,580
Net realized gain (loss)	(1,151,078)	(2,551,726)	45,766
Net change in unrealized gain (loss)	31,201	(3,834,618)	611,453
Net increase (decrease) in net assets resulting from operations	1,057,198	(499,920)	1,157,799

Distributions to shareholders:
From net investment income	(1,965,439)	(5,390,095)	(234,861)
Total distributions to shareholders	(1,965,439)	(5,390,095)	(234,861)

From share transactions:
Proceeds from sales of shares	141,101,712	233,218,124	200,212,160
Cost of shares redeemed	(93,780,600)	(149,862,662)	(20,138,341)
Net increase in net assets resulting from share transactions	47,321,112	83,355,462	180,073,819
TOTAL INCREASE	46,412,871	77,465,447	180,996,757

Net assets:
Beginning of period	$—	$180,996,757	$—
End of period	$46,412,871	$258,462,204	$180,996,757
Undistributed net investment income	$309,834	$770,376	$265,719

(1)	Commencement of operations.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ETFS

Statements of Changes in Net Assets (continued)

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2018	For the Period September 6, 2016(1) to August 31, 2017
From operations:
Net investment income	$15,332,752	$1,215,013
Net realized gain (loss)	(265,146)	12,507
Net change in unrealized gain (loss)	(23,608)	97,455
Net increase in net assets resulting from operations	15,043,998	1,324,975

Distributions to shareholders:
From net investment income	(13,376,311)	(588,728)
Total distributions to shareholders	(13,376,311)	(588,728)

From share transactions:
Proceeds from sales of shares	1,080,258,244	870,148,982
Cost of shares redeemed	(255,128,079)	(55,055,963)
Net increase in net assets resulting from share transactions	825,130,165	815,093,019
TOTAL INCREASE	826,797,852	815,829,266

Net assets:
Beginning of period	$815,829,266	$—
End of period	$1,642,627,118	$815,829,266
Undistributed net investment income	$2,610,844	$630,411

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Access High Yield Corporate Bond ETF
	For the Period September 5, 2017* to August 31, 2018
Per Share Operating Performance:
Net asset value, beginning of period	$49.92
Net investment income(a)	2.41
Net realized and unrealized loss	(1.21)
Total gain from investment operations	1.20
Distributions to shareholders from net investment income	(2.26)
Net asset value, end of period	$48.86
Market price, end of period	$48.82
Total Return at Net Asset Value(b)	2.58%
Net assets, end of period (in 000’s)	$46,413
Ratio of net expenses to average net assets	0.34	%(c)
Ratio of total expenses to average net assets	0.34	%(c)
Ratio of net investment income to average net assets	4.93	%(c)
Portfolio turnover rate(d)	69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2018	For the Period June 6, 2017* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$50.28	$49.90
Net investment income(a)	1.55	0.32
Net realized and unrealized gain (loss)	(2.09)	0.27
Total gain (loss) from investment operations	(0.54)	0.59
Distributions to shareholders from net investment income	(1.43)	(0.21)
Net asset value, end of period	$48.31	$50.28
Market price, end of period	$48.28	$50.24
Total Return at Net Asset Value(b)	(1.04)%	1.19%
Net assets, end of period (in 000’s)	$258,462	$180,997
Ratio of net expenses to average net assets	0.14%	0.13	%(c)
Ratio of total expenses to average net assets	0.14%	0.14	%(c)
Ratio of net investment income to average net assets	3.18%	2.65	%(c)
Portfolio turnover rate(d)	22%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2018	For the Period September 6, 2016* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$100.10	$100.00
Net investment income(a)	1.48	0.82
Net realized and unrealized loss	(0.13)	(0.29)
Total gain from investment operations	1.35	0.53
Distributions to shareholders from net investment income	(1.29)	(0.43)
Net asset value, end of period	$100.16	$100.10
Market price, end of period	$100.18	$100.10
Total Return at Net Asset Value(b)	1.37%	0.53%
Net assets, end of period (in 000’s)	$1,642,627	$815,829
Ratio of net expenses to average net assets	0.12%	0.13	%(c)
Ratio of total expenses to average net assets	0.14%	0.14	%(c)
Ratio of net investment income to average net assets	1.48%	0.83	%(c)
Portfolio turnover rate(d)	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (formerly Goldman Sachs TreasuryAccess 0-1 Year ETF) (“Access Treasury 0-1 Year ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Funds. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At August 31, 2018 the Funds did not hold any Level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2018:

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$41,651,071	$—
Foreign Corporate Debt	—	2,745,934	—
Investment Company	885,984	—	—
Total	$885,984	$44,397,005	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$194,635,156	$—
Foreign Corporate Debt	—	59,561,272	—
Investment Company	1,618,035	—	—
Total	$1,618,035	$254,196,428	$—

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Bills	$974,357,839	$—	$—
U.S. Treasury Notes	665,932,389	—	—
Total	$1,640,290,228	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2018, contractual and effective net unitary management fee rates with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

The Access High Yield Corporate Bond ETF and Access Investment Grade Corporate Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2018, GSAM waived $431 and $1,102 of the Funds’ management fee for the Access High Yield Corporate Bond ETF and Access Investment Grade Corporate Bond ETF respectively.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF. This arrangement will remain in effect through at least December 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2018, GSAM waived $207,563 of the Access Treasury 0-1 Year ETF Fund’s management fee.

GOLDMAN SACHS ETF TRUST

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the period ended August 31, 2018:

Fund	Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2018	Shares as of August 31, 2018	Interest Income
Access High Yield Corporate Bond ETF*	$—	$7,495,131	$(6,609,147)	$885,984	885,984	$3,570
Access Investment Grade Corporate Bond ETF	$183,870	$15,542,530	$(14,108,365)	$1,618,035	1,618,035	$9,853

*	The Fund commenced operations on September 5, 2017.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be directly purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access High Yield Corporate Bond ETF

	For the Period September 5, 2017* through August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,850,000	$141,032,291	—	$—
Shares Redeemed	(1,900,000)	(93,593,996)	—	—
NET INCREASE IN SHARES	950,000	$47,438,295	—	$—

*	Commencement of operations.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2018		For the Period June 6, 2017* through August 31, 2017

	Shares	Dollars	Shares	Dollars

Shares Sold	4,800,000	$233,147,838	4,000,001	$200,195,265
Shares Redeemed	(3,050,000)	(149,799,365)	(400,001)	(20,110,802)
NET INCREASE IN SHARES	1,750,000	$83,348,473	3,600,000	$180,084,463

*	Commencement of operations.

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31, 2018		For the Period September 6, 2016* through August 31, 2017

	Shares	Dollars	Shares	Dollars

Shares Sold	10,800,000	$1,080,258,244	8,700,000	$870,148,982
Shares Redeemed	(2,550,000)	(255,127,736)	(550,000)	(55,055,963)
NET INCREASE IN SHARES	8,250,000	$825,130,508	8,150,000	$815,093,019

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the fiscal year ended August 31, 2018, were as follows (with the exception of the Access Treasury 0-1 Year ETF, which only owns short term securities):

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$151,482,855	$30,828,915
Access Investment Grade Corporate Bond ETF	265,029,112	41,357,183
Access Treasury 0-1 Year ETF	4,134,986,141	4,115,297,410

The proceeds from in-kind creation and redemption transactions for the fiscal year ended August 31, 2018, were as follows:

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$—	$74,803,818
Access Investment Grade Corporate Bond ETF	$—	$140,989,665
Access Treasury 0-1 Year ETF	$1,047,273,420	$250,738,039

GOLDMAN SACHS ETF TRUST

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Distributions paid from:
Ordinary Income	$1,965,439	$5,390,095	$13,376,311
Total taxable distributions	$1,965,439	$5,390,095	$13,376,311

	Year Ended August 31, 2017
	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Distributions paid from:
Ordinary Income	$—	$234,861	$588,728
Total taxable distributions	$—	$234,861	$588,728

As of August 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Undistributed ordinary income — net	$338,905	$776,461	$2,610,844
Undistributed long-term capital gains	—	—	—
Total undistributed earnings	338,905	776,461	2,610,844
Capital loss carryforwards:
Perpetual Short-Term	(10,793)	(52,394)	—
Timing differences (Post-October Capital Loss Deferral)	(566,160)	(540,079)	(250,399)
Unrealized gains (losses) — net	(54,473)	(3,238,927)	73,847
Total accumulated earnings (losses) net	$(292,521)	$(3,054,939)	$2,434,292

As of August 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Tax Cost	$45,337,462	$259,053,390	$1,640,216,381
Gross unrealized gain	217,285	585,780	150,375
Gross unrealized loss	(271,758)	(3,824,707)	(76,528)
Net unrealized gains (losses) on securities	$(54,473)	$(3,238,927)	$73,847

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales and premium amortization on debt securities.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from dividend redesignations, redemptions in-kind, and differences in the tax treatment of market discount and premium amortization.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Access High Yield Corporate Bond ETF	$(615,720)	$517,522	$98,198
Access Investment Grade Corporate Bond ETF	$(1,960,024)	$1,951,696	$8,328
Access Treasury 0-1 Year ETF	$(41,932)	$17,940	$23,992

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk —  Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with changing rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Index Risk — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data.

The FTSE Goldman Sachs High Yield Corporate Bond Index is new and has a limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the

GOLDMAN SACHS ETF TRUST

8. OTHER RISKS (continued)

applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, and Goldman Sachs Access Treasury 0-1 Year ETF:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Access High Yield Corporate Bond ETF	For the period September 5, 2017 (commencement of operations) through August 31, 2018
Goldman Sachs Access Investment Grade Corporate Bond ETF	For the year ended August 31, 2018	For the year ended August 31, 2018 and for the period June 6, 2017 (commencement of operations) through August 31, 2017
Goldman Sachs Access Treasury 0-1 Year ETF	For the year ended August 31, 2018	For the year ended August 31, 2018 and for the period September 6, 2016 (commencement of operations) through August 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ETF TRUST

Fund Expenses — For the Six Months Ended 8/31/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2018 and held for the entire six months ended August 31, 2018, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access High Yield Corporate Bond ETF				Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*
Actual based on NAV	$1,000	$1,022.20		$1.73	$1,000	$1,005.70		$0.71	$1,000	$1,009.60		$0.61
Hypothetical 5% return	$1,000	$1,023.49	+	$1.73	$1,000	$1,024.50	+	$0.71	$1,000	$1,024.60	+	$0.61

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access High Yield Corporate Bond ETF	0.34%
Access Investment Grade Corporate Bond ETF	0.14%
Access Treasury 0-1 Year ETF	0.12%

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Treasury 0-1 Year ETF (formerly, Goldman Sachs TreasuryAccess 0-1 Year ETF) (Unaudited)

Background

The Goldman Sachs Access Treasury 0-1 Year ETF (formerly, Goldman Sachs TreasuryAccess 0-1 Year ETF) (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until March 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on March 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Treasury 0-1 Year ETF (formerly, Goldman Sachs TreasuryAccess 0-1 Year ETF) (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees considered that under the Management Agreement, the Funds pay a single fee to the Investment Adviser, and the Investment Adviser pays all of the Funds’ ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing portfolios that invest in short term U.S. Treasury securities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the total return of the Fund to the performance of its index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Fund’s investment performance was provided for the one-year period ended December 31, 2017. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its index.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that a license fee would be payable by the Investment Adviser to Citigroup Index LLC for use of its index. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fees and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”)

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Treasury 0-1 Year ETF (formerly, Goldman Sachs TreasuryAccess 0-1 Year ETF) (Unaudited) (continued)

organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Fund does not have fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until March 31, 2019.

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 64	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Caroline Dorsa Age: 59	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)
Linda A. Lang Age: 60	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	WD-40 Company (a global consumer products company)
Michael Latham Age: 52	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.	32	None

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2018.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Access Fixed Income ETFs — Tax Information (Unaudited)

During the fiscal year ended August 31, 2018, 100% of the net investment company taxable income distributions paid by Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF, and Access Treasury 0-1 Year ETF were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Treasury 0-1 Year ETF — Other Information (Unaudited)

Effective from November 1, 2016 and solely for the purpose of marketing the Fund in the United Kingdom (“UK”), Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) identified itself as the alternative investment fund manager (“AIFM”) of the Fund. As AIFM, the Investment Adviser is responsible for complying with the UK marketing rules implementing the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (the “Directive”).

In accordance with these rules, the AIFM is required to make available an Annual Report for the financial year of the Fund, containing certain disclosures as set out in Article 22 and 23 of the Directive. The disclosures set out below are included to satisfy these requirements as they have not been disclosed elsewhere in this Annual Report.

I. Remuneration

The following disclosures are made in accordance with Article 107 of the EU Commission Delegated Regulation C (2012) 8370 in respect of the AIFM, which is part of The Goldman Sachs Group, Inc. (“GS Group”). GS Group’s global remuneration philosophy, structure and process for setting remuneration generally applies to employees of the AIFM in the same manner as other employees globally. References to the “firm” and “we” throughout this disclosure include GS Group and the AIFM and any subsidiaries and affiliates.

a. Remuneration Program Philosophy

The remuneration philosophy and the objectives of the remuneration program for the firm, including the AIFM, are reflected in GS Group’s Compensation principles as posted on the Goldman Sachs public website (http://www.goldmansachs.com/investor relations/corporate governance/corporate governance-documents/compensation-principles.pdf) which includes the following:

1.	We pay for performance – this is an absolute requirement under our compensation program and inherent in our culture.
2.	We structure compensation, especially at senior levels, to align with GS Group’s shareholders’ long-term interests.
3.	We use compensation as an important tool to attract, retain and motivate talent.
4.	We align total compensation with corporate performance over the period.

The AIFM’s remuneration program is intended to be flexible enough to allow responses to changes in market conditions, but grounded in a framework that maintains effective remuneration practices.

b. Remuneration Governance

The planning, implementation and revision of the compensation policy of the AIFM is subject to the oversight of the Compensation Committee of the Board of Directors of GS Group (the “GS Group Compensation Committee”), the ultimate parent of the AIFM.

The members of the GS Group Compensation Committee at the end of 2017 were James A. Johnson (Chair), M. Michele Burns, William W. George, Ellen J. Kullman, Lakshmi N. Mittal, and Adebayo O. Ogunlesi (ex-officio). None of the members of the GS Group Compensation Committee were an employee of the firm. All members of the GS Group Compensation Committee were “independent” within the meaning of the New York Stock Exchange Rules and the firm’s Director Independence Policy.

The GS Group Compensation Committee has for several years recognised the importance of using an independent remuneration consultant that is appropriately qualified and that provides services solely to the GS Group Compensation Committee and not to the firm. The Compensation Committee continued to retain Semler Brossy Consulting Group LLC (Semler Brossy) as its independent remuneration consultant in 2017.

GS Group’s global process for setting variable remuneration (including the requirement to consider risk and compliance issues) applies to employees of the AIFM in the same way as to employees of other entities and in other regions and is subject to oversight by the senior management of the firm in the region.

c. Link Between Pay and Performance

Annual remuneration for employees is generally comprised of fixed and variable remuneration. The AIFM’s remuneration practices provide for variable remuneration determinations to be made on a discretionary basis. Variable remuneration is based on multiple factors and is not set as a fixed percentage of revenue or by reference to any other formula. Firmwide performance is a key factor in determining variable remuneration.

d. Performance Measurement

Year-end variable remuneration is determined through a discretionary process that relies on certain qualitative and quantitative metrics (amongst other factors) against which we assess performance at year-end. We do not set specific goals, targets

GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Treasury 0-1 Year ETF — Other Information (Unaudited) (continued)

or other objectives for purposes of determining year-end variable remuneration nor do we set an initial remuneration pool that is adjusted for any such goals, targets or other objectives. Such metrics are not formulaic nor given any specific weight. In addition, employees are evaluated annually as part of the “360 degree” feedback process.

e. Risk Adjustment

Prudent risk management is a hallmark of both the firm’s and AIFM’s culture and sensitivity to risk and risk management are key elements in assessing employee performance, including as part of the “360 degree” feedback process noted above.

We take risk into account in setting the amount and form of variable remuneration for employees. We provide guidelines to assist compensation managers when applying discretion during the remuneration process to promote consistent consideration of the different metrics/factors considered during the remuneration process. Further, to ensure the independence of control function employees, remuneration for those employees is not determined by individuals in revenue-producing positions but rather by the management of the relevant control function.

f. Structure of Remuneration

1.	Fixed Remuneration
2.	Variable Remuneration: For employees with total and variable remuneration above a specific threshold, variable remuneration is generally paid in a combination of cash and equity-based remuneration. In general, the portion paid in the form of an equity-based award increases as variable remuneration increases.

g. Total Remuneration

Staff remuneration for the financial period ending December 31, 2017:

Total remuneration for the financial year ending December 31, 2017 paid by the AIFM to 18 staff in respect of the management of the assets of the Fund	US$261,999, made up of: • US$118,734 fixed remuneration • US$143,265 variable remuneration
Which includes:
(a) Remuneration paid by the AIFM to senior management	US$168,875
(b) Remuneration paid by the AIFM to other staff members whose actions have a material impact on the risk profile of the Fund	US$93,124

The remuneration figures above:

1.	relate to the proportion of time spent by those staff on the management of the assets of the Fund; and
2.	do not include figures for those staff whose activities may impact the Fund but who provide services through other affiliates of the AIFM.

II. Risk Management

The current risk profile of the Fund and the risk management framework employed by the AIFM to manage those risks are outlined in the Fund’s Prospectus and Statement of Additional Information. The Investment Manager’s risk management function will seek to ensure that the risk profile disclosed to investors is consistent with applicable risk limits, monitor compliance with those risk limits, promptly notify the risk management component of the portfolio management team managing the portfolio of any inconsistency, or risk or inconsistency, between the risk profile and risk limits.

III. Material Changes

Article 22 of the Directive requires disclosure of any material changes in the information listed in Article 23 of the Directive.

In respect of the period ended December 31, 2017, there have been no material changes to the information listed in Article 23 of the Directive.

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

Goldman Sachs Access High Yield Corporate Bond ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Treasury 0-1 Year ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Funds are recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2018 Goldman Sachs. All rights reserved. 144626-OTU-854887/AIGAHYCPBNDETFAR-18/13.6k

Goldman Sachs Funds

Annual Report	August 31, 2018

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap Equity ETF
ActiveBeta® U.S. Small Cap Equity ETF

ActiveBeta is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each

1

INVESTMENT PROCESS

Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

* * *

At the end of the Reporting Period, i.e., the 12 months ended August 31, 2018, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

2

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -0.28% based on net asset value (“NAV”) and -0.64% based on market price. The Index returned 0.27%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -0.68% during the same period.

The Fund had an NAV of $33.73 per share on August 31, 2017 and ended the Reporting Period with an NAV of $32.98 per share. The Fund’s market price on August 31, 2018 was $32.87 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted modestly negative absolute returns but outperformed the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Quality and Momentum contributed positively to relative results, while Low Volatility and Value detracted during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, consumer staples and industrials sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the materials, energy and financials sectors detracted most from the Index’s results relative to the MSCI Emerging Markets Index.

From a country perspective, Index constituents in China, Turkey and Taiwan contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index

3

PORTFOLIO RESULTS

during the Reporting Period. Conversely, Index constituents in South Korea, Thailand and South Africa detracted the most from the Index’s results relative to the MSCI Emerging Markets Index.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, overweight positions in Chinese pharmaceuticals companies Sino Biopharmaceutical and CSPC Pharmaceutical Group and having no exposure to Russian supermarket chain Magnit contributed most positively (0.29%, 0.35% and 0.00%[1] of Fund net assets as of August 31, 2018, respectively). Sino Biopharmaceutical posted a triple-digit gain and CSPC Pharmaceutical Group posted a robust double-digit gain within the Index during the Reporting Period, while Magnit, which is not a component of the Index, performed poorly during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in India-based energy company Reliance Industries and China-based energy company CNOOC and an overweight position in Turkey-based consumer staples firm BIM Birlesik Magazalar detracted most (0.55%, 0.45% and 0.16% of Fund net assets as of August 31, 2018, respectively). Reliance Industries and CNOOC each posted a robust double-digit gain within the Index during the Reporting Period, while BIM Birlesik Magazalar generated a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation. However, during the Reporting Period, futures contracts were used to equitize cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI Emerging Markets Index
Information Technology	26.7%	27.0%	27.6%
Financials	22.0	21.6	23.0
Consumer Staples	12.2	11.7	6.5
Consumer Discretionary	9.2	9.8	9.3
Energy	6.9	7.1	7.7
Materials	6.5	5.7	7.8
Telecommunication Services	5.4	5.4	4.4
Utilities	3.2	3.5	2.4
Health Care	3.2	3.1	3.1
Industrials	2.7	3.2	5.2
Real Estate	2.0	1.8	3.0

[1]	Some weights are 0.00% at August 31, 2018 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.4% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

4

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI Emerging Markets Index
China	29.9%	30.0%	30.9%
Korea	16.9	16.9	14.8
Taiwan	12.2	12.8	12.3
India	9.2	9.8	9.3
Brazil	6.5	6.7	5.8
South Africa	5.7	5.4	6.3
Russia	3.4	3.6	3.4
Mexico	2.7	2.6	3.1
Malaysia	2.2	2.0	2.5
Thailand	2.1	1.9	2.4
Indonesia	1.8	1.9	2.0
Chile	1.4	1.4	1.1
Poland	1.3	1.4	1.2
Qatar	0.9	0.5	0.9
Egypt	0.6	0.4	0.1
United Arab Emirates	0.5	0.4	0.7
Colombia	0.5	0.5	0.5
Turkey	0.4	0.3	0.5
Philippines	0.3	0.3	1.1
Peru	0.3	0.3	0.4
Hungary	0.3	0.3	0.3
Greece	0.2	0.2	0.3
Czech Republic	0.2	0.2	0.2
Pakistan	0.0	0.0	0.1

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.4% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

5

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$32.87
Net Asset Value (NAV)[1]	$32.98

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® EME Index[3]	MSCI EM Index[4]
Shares	-0.28%	-0.64%	0.27%	-0.68%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”) is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	9.09%	12.94%	9/25/15
Shares (based on Market Price)	8.32	12.71	9/25/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before expense limitation)
Shares	0.45%	0.53%

[6]	The expense ratios of the Fund, both current (net of any expense limitation) and before expense limitation (gross of any expense limitation) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s expense limitation will remain in effect permanently and the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	4.2%	Information Technology	China
Samsung Electronics Co. Ltd.	3.8	Information Technology	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7	Information Technology	Taiwan
Alibaba Group Holding Ltd. ADR	3.4	Information Technology	China
China Construction Bank Corp., Class H	1.4	Financials	China
Naspers Ltd., Class N	1.2	Consumer Discretionary	South Africa
Baidu, Inc. ADR	1.1	Information Technology	China
Ping An Insurance Group Co. of China Ltd., Class H	1.0	Financials	China
China Mobile Ltd.	1.0	Telecommunication Services	China
Industrial & Commercial Bank of China Ltd., Class H	0.9	Financials	China

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

7

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 25, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI Emerging Markets Index (net, unhedged), respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year Return	Since Inception

Shares based on NAV (Commenced September 25, 2015)	-0.28%	11.71%

8

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 4.40% based on net asset value (“NAV”) and 3.58% based on market price. The Index returned 4.39%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 2.62% during the same period.

The Fund had an NAV of $30.39 per share on August 31, 2017 and ended the Reporting Period with an NAV of $30.82 per share. The Fund’s market price on August 31, 2018 was $30.73 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted positive absolute returns and outperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Quality contributed most positively, followed by Low Volatility and Momentum. Value detracted from relative results during the Reporting Period. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, consumer staples and consumer discretionary sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. The only two sectors to detract from the Index’s results relative to the MSCI Europe Index during the Reporting Period were Index constituents in energy and utilities.

From a country perspective, Index constituents in the U.K., Spain and Denmark contributed most positively to the Index’s results relative to the MSCI Europe Index. Conversely, Index constituents in Portugal, Sweden and Austria detracted the most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

9

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in U.K. investment management services provider Hargreaves Lansdown, France-based video game producer and distributor UbiSoft Entertainment and U.K. consumer staples company J Sainsbury contributed most positively (0.80%, 0.52% and 0.49% of Fund net assets as of August 31, 2018, respectively). Each of these holdings posted a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the MSCI Europe Index, underweight positions in Netherlands-based integrated energy company Royal Dutch Shell and U.K.-based integrated energy company BP and an overweight position in French digital services provider Atos detracted most (0.00%[1], 1.06% and 0.70% of Fund net assets as of August 31, 2018, respectively). Royal Dutch Shell and BP each generated a robust double-digit gain within the Index during the Reporting Period, while Atos posted a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI Europe Index
Financials	15.8%	16.8%	18.9%
Industrials	14.5	14.5	13.3
Consumer Discretionary	14.3	14.2	10.7
Consumer Staples	14.2	13.8	13.6
Health Care	13.6	13.7	13.1
Materials	7.5	7.7	8.3
Information Technology	6.9	6.8	5.8
Energy	6.2	6.0	8.2
Utilities	2.8	2.8	3.6
Telecommunication Services	2.2	2.3	3.2
Real Estate	1.6	1.5	1.4

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Index	MSCI Europe Index
UK	25.8%	25.9%	27.1%
France	19.8	19.7	17.6
Germany	14.3	14.3	15.2
Switzerland	12.3	12.5	13.2
Netherlands	6.1	6.1	5.7
Italy	4.5	4.6	3.6
Spain	4.2	4.3	4.7
Sweden	3.5	3.8	4.2
Denmark	2.9	3.0	2.8
Belgium	1.6	1.4	1.7
Finland	1.5	1.5	1.7
Norway	1.4	1.5	1.2
Portugal	0.8	0.4	0.3
Ireland	0.5	0.5	0.9
Austria	0.4	0.6	0.4

[1]	Some weights are 0.00% at August 31, 2018 because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.7% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

10

FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$30.73
Net Asset Value (NAV)[1]	$30.82

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Europe Index[3]	MSCI Europe Index[4]
Shares	4.40%	3.58%	4.39%	2.62%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	6.94%	12.37%	3/2/16
Shares (based on Market Price)	6.38	12.37	3/2/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business	Country
Nestle SA	2.4%	Consumer Staples	Switzerland
Roche Holding AG	1.7	Health Care	Switzerland
Novartis AG	1.6	Health Care	Switzerland
HSBC Holdings PLC	1.3	Financials	United Kingdom
TOTAL SA	1.2	Energy	France
Royal Dutch Shell PLC, Class A	1.1	Energy	Netherlands
BP PLC	1.1	Energy	United Kingdom
SAP SE	1.1	Information Technology	Germany
Sanofi	0.9	Health Care	France
Novo Nordisk A/S, Class B	0.9	Health Care	Denmark

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

12

ACTIVEBETA® EUROPE EQUITY ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Europe Equity Index and the MSCI Europe Index (Total Return, USD), respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® Europe Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year Return	Since Inception

Shares based on NAV (Commenced March 2, 2016)	4.40%	11.92%

13

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 6.30% based on net asset value (“NAV”) and 5.85% based on market price. The Index returned 6.36%, and the MSCI World ex USA Index (net, unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 4.51% during the same period.

The Fund had an NAV of $28.38 per share on August 31, 2017 and ended the Reporting Period with an NAV of $29.42 per share. The Fund’s market price on August 31, 2018 was $29.45 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted positive absolute returns and outperformed the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Quality contributed most positively to the Fund’s relative results, followed by Momentum and Value. Low Volatility detracted from the Fund’s relative results during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, consumer staples and health care sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the energy, industrials and real estate sectors detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., Japan and Spain contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, Index constituents in

14

PORTFOLIO RESULTS

Singapore, Sweden and Italy detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Japanese cosmetics and toiletry products manufacturer Shiseido, U.K. investment management services provider Hargreaves Lansdown and Canadian information technology company Constellation Software contributed most positively (0.47%, 0.39% and 0.50% of Fund net assets as of August 31, 2018, respectively). Each of these holdings generated a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, an underweight position in Netherlands-based integrated energy company Royal Dutch Shell and overweight positions in French digital services provider Atos and Japanese information technology company Mixi detracted most (0.00%[1], 0.52% and 0.00%[1] of Fund net assets as of August 31, 2018, respectively). Royal Dutch Shell posted a double-digit gain within the Index during the Reporting Period, while Atos and Mixi each posted a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI World ex USA Index
Financials	17.8%	18.5%	21.5%
Consumer Discretionary	14.9	14.9	11.6
Consumer Staples	14.3	14.0	10.6
Industrials	13.5	13.4	14.0
Health Care	11.5	11.5	10.3
Information Technology	8.4	8.4	6.8
Materials	6.6	6.8	8.1
Energy	4.9	4.3	7.3
Utilities	2.9	2.8	3.1
Real Estate	2.9	3.0	3.2
Telecommunication Services	2.3	2.3	3.6

[1]	Some weights are 0.00% at August 31, 2018 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.1% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

15

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI World ex USA Index
Japan	22.3%	22.6%	22.0%
UK	14.2	14.3	15.7
France	11.6	11.3	10.2
Canada	8.7	8.5	8.9
Germany	7.9	8.0	8.8
Switzerland	7.1	7.2	7.6
Australia	6.1	6.1	6.3
Netherlands	3.4	3.3	3.3
Hong Kong	3.2	3.4	3.3
Italy	2.9	2.8	2.1
Spain	2.6	2.7	2.7
Sweden	2.2	2.4	2.4
Denmark	1.9	1.9	1.6
Singapore	1.2	1.3	1.1
Israel	1.0	1.0	0.5
Finland	0.9	0.9	1.0
Belgium	0.8	0.6	1.0
Norway	0.7	0.7	0.7
Portugal	0.4	0.2	0.2
Austria	0.3	0.4	0.2
Ireland	0.2	0.3	0.5
New Zealand	0.2	0.2	0.2

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.1% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

16

FUND BASICS

ActiveBeta® International Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$29.45
Net Asset Value (NAV)[1]	$29.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Intl Equity Index[3]	MSCI World ex USA Index[4]
Shares	6.30%	5.85%	6.36%	4.51%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® International Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

17

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	9.33%	9.05%	11/6/15
Shares (based on Market Price)	8.84	9.12	11/6/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business	Country
Nestle SA	1.4%	Consumer Staples	Switzerland
Roche Holding AG	0.9	Health Care	Switzerland
Novartis AG	0.9	Health Care	Switzerland
HSBC Holdings PLC	0.7	Financials	United Kingdom
Royal Bank of Canada	0.6	Financials	Canada
TOTAL SA	0.6	Energy	France
LVMH Moet Hennessy Louis Vuitton SE	0.5	Consumer Discretionary	France
Royal Dutch Shell PLC, Class A	0.5	Energy	Netherlands
BP PLC	0.5	Energy	United Kingdom
Atos SE	0.5	Information Technology	France

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

18

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (net, Unhedged, USD), respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year Return	Since Inception

Shares based on NAV (Commenced November 6, 2015)	6.30%	8.60%

19

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 9.42% based on net asset value (“NAV”) and 8.86% based on market price. The Index returned 9.25%, while the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 9.05% during the same period.

The Fund had an NAV of $30.71 per share on August 31, 2017 and ended the Reporting Period with an NAV of $32.99 per share. The Fund’s market price on August 31, 2018 was $32.90 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted solid absolute gains and outperformed the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Quality and Value contributed positively to the Fund’s results relative to the MSCI Japan Index, while Momentum and Low Volatility detracted from relative results during the Reporting Period. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the energy, health care and materials sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the consumer discretionary, information technology and telecommunication services sectors detracted most from the Index’s results relative to the MSCI Japan Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in energy company Idemitsu Kosan and health care company

20

PORTFOLIO RESULTS

Suzuken and an underweight position in Internet e-commerce, finance and other services provider Rakuten contributed most positively (0.88%, 0.98% and 0.06% of Fund net assets as of August 31, 2018, respectively). Idemitsu Kosan generated a triple-digit gain within the Index and Suzuken generated a double-digit gain within the Index during the Reporting Period, while Rakuten posted a negative return within the Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in auto manufacturer Mazda Motor and information technology company Mixi and an underweight position in telecommunication services provider SoftBank Group detracted most (0.79%, 0.00%[1] and 1.29% of Fund net assets as of August 31, 2018, respectively). Mazda Motor and Mixi each generated a double-digit decline within the Index during the Reporting Period, while SoftBank Group posted a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI Japan Index
Consumer Discretionary	19.9%	20.0%	19.9%
Industrials	18.9	18.9	20.8
Information Technology	13.4	13.6	12.7
Financials	10.4	10.4	12.0
Consumer Staples	9.5	10.8	8.1
Health Care	8.9	8.9	8.1
Materials	4.6	4.6	5.9
Telecommunication Services	3.9	3.9	5.5
Utilities	3.4	3.3	1.8
Real Estate	3.1	3.1	3.9
Energy	2.5	2.5	1.3

[1]	Some weights are 0.00% at August 31, 2018 because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.8% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

21

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$32.90
Net Asset Value (NAV)[1]	$32.99

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Japan Index[3]	MSCI World Japan Index[4]
Shares	9.42%	8.86%	9.25%	9.05%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization Japan issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

22

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	12.01%	13.59%	3/2/16
Shares (based on Market Price)	11.52	13.48	3/2/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business
Toyota Motor Corp.	3.5%	Consumer Discretionary
Sony Corp.	1.7	Consumer Discretionary
Mitsubishi UFJ Financial Group, Inc.	1.6	Financials
Honda Motor Co. Ltd.	1.5	Consumer Discretionary
Sumitomo Mitsui Financial Group, Inc.	1.5	Financials
SoftBank Group Corp.	1.3	Telecommunication Services
Keyence Corp.	1.3	Information Technology
Mitsubishi Corp.	1.3	Industrials
JXTG Holdings, Inc.	1.1	Energy
Mitsui & Co. Ltd.	1.1	Industrials

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

23

ACTIVEBETA® JAPAN EQUITY ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Japan Index and the MSCI Japan Index (Total Return, USD), respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® Japan Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year Return	Since Inception

Shares based on NAV (Commenced March 2, 2016)	9.42%	12.61%

24

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 21.65% based on net asset value (“NAV”) and 21.67% based on market price. The Index returned 21.79%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 19.66% during the same period.

The Fund had an NAV of $49.16 on August 31, 2017 and ended the Reporting Period with an NAV of $58.75 per share. The Fund’s market price on August 31, 2018 was $58.75 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted solid double-digit absolute gains and outperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Quality and Momentum contributed positively to relative returns, while Low Volatility and Value detracted. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, health care and consumer staples sectors contributed most positively to the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in utilities and materials, the only two sectors that detracted during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the S&P 500 Index, underweight positions in diversified conglomerate General Electric and semiconductor company Broadcom and an overweight position in petroleum refiner Valero Energy contributed most positively (0.16%, 0.05% and 0.52% of Fund net assets as of August 31, 2018,

25

PORTFOLIO RESULTS

respectively). General Electric and Broadcom each posted a decline within the Index during the Reporting Period, while Valero Energy generated a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in e-commerce retailing giant Amazon.com and information technology leaders Apple and Microsoft detracted most (2.64%, 3.64% and 2.93% of Fund net assets as of August 31, 2018, respectively). Amazon.com generated a triple-digit gain within the Index, and Apple and Microsoft each posted a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	S&P 500 Index
Information Technology	27.6%	27.7%	26.5%
Health Care	14.8	14.9	14.6
Consumer Discretionary	14.6	14.6	12.9
Financials	11.8	11.8	13.8
Industrials	9.5	9.6	9.6
Consumer Staples	8.4	8.4	6.7
Energy	4.0	4.0	5.9
Utilities	3.4	3.4	2.8
Real Estate	2.3	2.3	2.7
Materials	1.8	1.8	2.5
Telecommunication Services	1.5	1.5	1.9

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

26

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$58.75
Net Asset Value (NAV)[1]	$58.75

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® LC Index[3]	S&P 500 Index[4]
Shares	21.65%	21.67%	21.79%	19.66%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

27

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	15.84%	13.11%	9/17/15
Shares (based on Market Price)	15.84	13.13	9/17/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.09%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.6%	Information Technology
Microsoft Corp.	2.9	Information Technology
Amazon.com, Inc.	2.6	Consumer Discretionary
Facebook, Inc., Class A	1.4	Information Technology
JPMorgan Chase & Co.	1.4	Financials
Johnson & Johnson	1.2	Health Care
Alphabet, Inc., Class C	1.2	Information Technology
Alphabet, Inc., Class A	1.2	Information Technology
UnitedHealth Group, Inc.	1.0	Health Care
Home Depot, Inc. (The)	1.0	Consumer Discretionary

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

28

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 year	Since Inception

Shares based on NAV (Commenced September 17, 2015)	21.65%	15.04%

29

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 26.28% based on net asset value (“NAV”) and 28.71% based on market price. The Index returned 26.63%, and the Russell 2000® Index (Total Return, USD) (“Russell 2000® Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 25.45% during the same period.

The Fund had an NAV of $39.65 on August 31, 2017 and ended the Reporting Period with an NAV of $49.49 per share. The Fund’s market price on August 31, 2018 was $49.55 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted robust positive absolute returns and outperformed the Russell 2000® Index, as measured by NAV. Amongst underlying factors, Quality and Momentum contributed positively to relative returns, while Value and Low Volatility detracted. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, consumer discretionary and materials sectors contributed most positively to the Index’s results relative to the Russell 2000® Index. Partially offsetting these positive contributors were Index constituents in the health care, energy and financials sectors, which detracted from the Index’s results relative to the Russell 2000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, overweight positions in visual implant developer STAAR Surgical, health care-related consumer services provider Medifast and electronic

30

PORTFOLIO RESULTS

product power systems manufacturer Vicor contributed most positively (0.26%, 0.21% and 0.20% of Fund net assets as of August 31, 2018, respectively). Each of these positions generated a robust triple-digit positive return within the Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in clinical-stage biopharmaceutical company Nektar Therapeutics and RNA-focused biopharmaceutical company Sarepta Therapeutics and an overweight position in medical device company MiMedx Group detracted most (0.00%[1], 0.00%[1] and 0.12% of Fund net assets as of August 31, 2018, respectively). Nektar Therapeutics and MiMedx Group each posted a negative return within the Index during the Reporting Period, while Sarepta Therapeutics generated a robust triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	Russell 2000® Index
Financials	19.8%	20.5%	17.7%
Information Technology	15.2	15.4	15.4
Industrials	15.1	15.1	15.1
Health Care	14.6	14.6	16.3
Consumer Discretionary	13.5	13.5	13.4
Real Estate	6.9	6.8	6.9
Materials	4.1	4.2	4.3
Energy	3.3	3.3	4.6
Utilities	3.3	3.3	3.0
Consumer Staples	2.7	2.7	2.7
Telecommunication Services	0.7	0.7	0.7

[1]	Some weights are 0.00% at August 31, 2018 because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 3.1% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

31

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$49.55
Net Asset Value (NAV)[1]	$49.49

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® SC Index[3]	Russell 2000® Index[4]
Shares	26.28%	28.71%	26.63%	25.45%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

[3]	The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

32

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	17.99%	16.99%	6/28/17
Shares (based on Market Price)	17.54	17.15	6/28/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.20%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business
Myriad Genetics, Inc.	0.3%	Health Care
Strategic Education, Inc.	0.3	Consumer Discretionary
Trex Co., Inc.	0.3	Industrials
Vonage Holdings Corp.	0.3	Telecommunication Services
Primerica, Inc.	0.3	Financials
Amedisys, Inc.	0.3	Health Care
STAAR Surgical Co.	0.3	Health Care
Genomic Health, Inc.	0.3	Health Care
Axon Enterprise, Inc.	0.3	Industrials
World Wrestling Entertainment, Inc., Class A	0.2	Consumer Discretionary

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

33

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on June 28, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and the Russell 2000® Index, respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® U.S. Small Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 28, 2017 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 year	Since Inception

Shares based on NAV (Commenced June 28, 2017)	26.28%	20.13%

34

FUND BASICS

Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 96.6%
Brazil – 4.6%
1,493,023	Ambev SA (Consumer Staples)	$6,830,777
339,827	B3 SA – Brasil Bolsa Balcao (Financials)	1,794,771
425,008	Banco Bradesco SA (Financials)	2,590,217
365,402	Banco do Brasil SA (Financials)	2,669,498
580,871	BB Seguridade Participacoes SA (Financials)	3,451,305
358,441	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	2,122,754
189,409	Cosan SA (Energy)	1,599,824
215,431	Engie Brasil Energia SA (Utilities)	1,929,420
140,089	Equatorial Energia SA (Utilities)	1,938,078
131,120	Fibria Celulose SA (Materials)	2,519,862
352,016	Hypera SA (Health Care)	2,341,020
204,408	IRB Brasil Resseguros SA (Financials)	2,948,960
470,413	Klabin SA (Materials)	2,437,639
335,703	Localiza Rent a Car SA (Industrials)	1,754,250
693,467	Lojas Renner SA (Consumer Discretionary)	4,759,896
187,589	M Dias Branco SA (Consumer Staples)	1,926,383
58,506	Magazine Luiza SA (Consumer Discretionary)	1,849,568
509,543	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	2,304,018
266,483	Natura Cosmeticos SA (Consumer Staples)	1,875,684
887,845	Odontoprev SA (Health Care)	2,822,934
831,122	Petroleo Brasileiro SA (Energy)	4,454,060
261,143	Porto Seguro SA (Financials)	3,478,442
248,778	Raia Drogasil SA (Consumer Staples)	4,649,379
379,301	Sul America SA (Financials)	2,114,644
779,584	Vale SA (Materials)	10,145,699

		77,309,082

Chile – 1.3%
26,091	Banco de Chile ADR (Financials)(a)	2,279,310
41,376,972	Banco Santander Chile (Financials)	3,178,503
775,956	Cencosud SA (Consumer Staples)	1,846,231
255,205	Cia Cervecerias Unidas SA (Consumer Staples)	3,375,114
519,387	Empresas CMPC SA (Materials)	2,054,497
191,402	Empresas COPEC SA (Energy)	2,933,011
13,074,006	Enel Americas SA (Utilities)	1,949,655
253,565	SACI Falabella (Consumer Discretionary)	2,023,660
57,751	Sociedad Quimica y Minera de Chile SA ADR (Materials)	2,460,770

		22,100,751

China – 28.8%
30,135	58.com, Inc. ADR (Information Technology)*	2,292,671

Common Stocks – (continued)
China – (continued)
170,504	AAC Technologies Holdings, Inc. (Information Technology)(a)	1,889,927
1,221,690	Agile Group Holdings Ltd. (Real Estate)	1,995,447
14,744,036	Agricultural Bank of China Ltd., Class H (Financials)	7,138,241
329,613	Alibaba Group Holding Ltd. ADR (Information Technology)*	57,685,571
299,937	Anhui Conch Cement Co. Ltd., Class H (Materials)	1,826,624
780,510	ANTA Sports Products Ltd. (Consumer Discretionary)	4,251,144
39,193	Autohome, Inc. ADR (Information Technology)	3,237,734
80,779	Baidu, Inc. ADR (Information Technology)*	18,294,828
2,008,000	Bank of Beijing Co. Ltd., Class A (Financials)	1,713,476
3,286,300	Bank of China Ltd. (Financials)	1,707,581
22,229,407	Bank of China Ltd., Class H (Financials)	9,997,555
2,928,916	Bank of Communications Co. Ltd., Class A (Financials)	2,409,290
5,278,831	Bank of Communications Co. Ltd., Class H (Financials)	3,813,397
30,018	Baozun, Inc. ADR (Information Technology)*	1,602,661
493,998	Beijing Enterprises Holdings Ltd. (Utilities)	2,369,635
9,941,164	CGN Power Co. Ltd., Class H (Utilities)(b)	2,355,816
8,207,215	China Cinda Asset Management Co. Ltd., Class H (Financials)	2,122,673
4,550,775	China CITIC Bank Corp Ltd., Class H (Financials)	2,841,009
1,922,123	China Communications Construction Co. Ltd., Class H (Industrials)	1,907,699
4,393,342	China Communications Services Corp. Ltd., Class H (Telecommunication Services)	3,638,309
887,848	China Conch Venture Holdings Ltd. (Industrials)	3,054,173
26,223,798	China Construction Bank Corp., Class H (Financials)	23,220,502
3,153,100	China Everbright Bank Co. Ltd., Class A (Financials)	1,721,442
6,304,485	China Everbright Bank Co. Ltd., Class H (Financials)	2,634,600
3,942,464	China Huishan Dairy Holdings Co. Ltd. (Consumer Staples)*(c)	—
1,046,518	China Life Insurance Co. Ltd., Class H (Financials)	2,365,329
2,863,458	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	2,411,479

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
1,464,448	China Medical System Holdings Ltd. (Health Care)	$2,425,540
1,582,130	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	4,565,639
1,344,220	China Merchants Bank Co. Ltd., Class H (Financials)	5,154,993
1,934,700	China Minsheng Banking Corp. Ltd., Class A (Financials)	1,690,572
4,917,457	China Minsheng Banking Corp. Ltd., Class H (Financials)	3,521,017
1,772,059	China Mobile Ltd. (Telecommunication Services)	16,661,947
2,008,513	China National Building Material Co. Ltd., Class H (Materials)	1,878,287
471,538	China Pacific Insurance Group Co. Ltd., Class H (Financials)	1,757,251
9,744,660	China Petroleum & Chemical Corp., Class H (Energy)	9,795,687
3,721,659	China Railway Group Ltd., Class H (Industrials)	3,214,826
7,988,245	China Reinsurance Group Corp., Class H (Financials)	1,577,518
878,344	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	3,737,682
1,435,973	China Resources Pharmaceutical Group Ltd. (Health Care)(b)	2,297,879
11,999,990	China Telecom Corp. Ltd., Class H (Telecommunication Services)	5,641,550
1,799,591	China Unicom Hong Kong Ltd. (Telecommunication Services)	2,093,321
1,057,920	China Yangtze Power Co. Ltd., Class A (Utilities)	2,449,656
3,765,842	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	2,029,521
2,061,310	CITIC Ltd. (Industrials)	2,930,884
4,269,155	CNOOC Ltd. (Energy)	7,549,576
2,049,220	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Industrials)	895,517
2,399,780	Country Garden Holdings Co. Ltd. (Real Estate)	3,571,128
2,347,669	CSPC Pharmaceutical Group Ltd. (Health Care)	5,922,339
62,067	Ctrip.com International Ltd. ADR (Consumer Discretionary)*	2,429,923
2,651,126	Dali Foods Group Co. Ltd. (Consumer Staples)(b)	1,925,291
2,599,933	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	2,905,046
243,276	ENN Energy Holdings Ltd. (Utilities)	2,216,136
545,692	Fang Holdings Ltd. ADR (Information Technology)*	1,675,274
167,353	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	1,677,915

Common Stocks – (continued)
China – (continued)
45,192	GDS Holdings Ltd. ADR (Information Technology)*(a)	1,724,979
1,496,983	Geely Automobile Holdings Ltd. (Consumer Discretionary)	3,181,296
1,458,993	GF Securities Co. Ltd., Class H (Financials)	1,830,967
1,403,637	Guangdong Investment Ltd. (Utilities)	2,489,346
364,859	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)(b)	753,063
321,614	Hengan International Group Co. Ltd. (Consumer Staples)	2,894,932
3,181,568	Huaneng Power International, Inc., Class H (Utilities)	2,042,974
21,398,806	Industrial & Commercial Bank of China Ltd., Class H (Financials)	15,758,272
1,101,106	Industrial Bank Co. Ltd., Class A (Financials)	2,430,392
429,042	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	1,519,711
164,684	JD.com, Inc. ADR (Consumer Discretionary)*	5,154,609
242,902	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	2,351,834
947,728	Jiayuan International Group Ltd. (Real Estate)	1,893,307
1,063,216	Kingsoft Corp. Ltd. (Information Technology)	1,931,667
5,170,450	Lenovo Group Ltd. (Information Technology)	3,372,792
1,286,703	Longfor Group Holdings Ltd. (Real Estate)(a)	3,573,765
82,979	Momo, Inc. ADR (Information Technology)*	3,841,098
23,848	NetEase, Inc. ADR (Information Technology)	4,714,988
46,368	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)	3,644,525
5,992,350	People's Insurance Co Group of China Ltd. (The), Class H (Financials)	2,595,776
1,412,409	PetroChina Co. Ltd. (Energy)	1,662,120
7,392,742	PetroChina Co. Ltd., Class H (Energy)	5,500,594
2,958,578	PICC Property & Casualty Co. Ltd., Class H (Financials)	3,332,165
1,747,960	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	16,836,216
2,303,259	Shanghai Electric Group Co. Ltd., Class H (Industrials)	721,887
1,638,718	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	2,477,709

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
337,666	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	$4,431,143
631,878	Shimao Property Holdings Ltd. (Real Estate)	1,883,824
7,617,694	Sihuan Pharmaceutical Holdings Group Ltd. (Health Care)	1,688,745
34,069	SINA Corp. (Information Technology)*	2,417,536
1,035,047	Sunac China Holdings Ltd. (Real Estate)	3,389,100
273,463	Sunny Optical Technology Group Co. Ltd. (Information Technology)	3,475,383
82,597	TAL Education Group ADR (Consumer Discretionary)*	2,444,871
1,652,173	Tencent Holdings Ltd. (Information Technology)	71,569,114
1,776,713	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	3,173,631
301,498	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	2,104,456
4,043,124	Want Want China Holdings Ltd. (Consumer Staples)	3,301,918
39,586	Weibo Corp. ADR (Information Technology)*	3,037,830
177,493	Wuxi Biologics Cayman, Inc. (Health Care)*(b)	1,752,565
187,886	Yum China Holdings, Inc. (Consumer Discretionary)	7,267,430
28,521	YY, Inc. ADR (Information Technology)*	2,179,860

		487,039,118

Colombia – 0.5%
4,059,239	Ecopetrol SA (Energy)	4,544,586
154,746	Grupo de Inversiones Suramericana SA (Financials)	1,823,667
395,882	Interconexion Electrica SA ESP (Utilities)	1,752,129

		8,120,382

Czech Republic – 0.2%
129,362	CEZ AS (Utilities)	3,293,247

Egypt – 0.6%
1,116,659	Commercial International Bank Egypt SAE GDR (Financials)	5,281,797
335,131	Eastern Tobacco (Consumer Staples)	1,949,323
209,137	ElSewedy Electric Co. (Industrials)	2,257,342
2,356,430	Global Telecom Holding SAE (Telecommunication Services)*	566,971

		10,055,433

Common Stocks – (continued)
Greece – 0.2%
292,535	Hellenic Telecommunications Organization SA (Telecommunication Services)	3,740,609

Hong Kong – 1.0%
256,251	China First Capital Group Ltd. (Consumer Discretionary)*	137,122
608,610	China Gas Holdings Ltd. (Utilities)(a)	1,934,643
1,660,870	Haier Electronics Group Co. Ltd. (Consumer Discretionary)*	4,327,331
3,878,522	Sino Biopharmaceutical Ltd. (Health Care)	4,911,836
5,579,013	Sun Art Retail Group Ltd. (Consumer Staples)	6,432,757

		17,743,689

Hungary – 0.3%
212,929	MOL Hungarian Oil & Gas PLC (Energy)	2,180,548
71,910	OTP Bank PLC (Financials)	2,658,263

		4,838,811

India – 9.3%
113,692	Asian Paints Ltd. (Materials)	2,199,984
270,378	Aurobindo Pharma Ltd. (Health Care)	2,717,075
113,332	Avenue Supermarts Ltd. (Consumer Staples)*(b)	2,563,807
64,012	Bajaj Auto Ltd. (Consumer Discretionary)	2,477,268
90,459	Bajaj Finance Ltd. (Financials)	3,643,294
47,354	Britannia Industries Ltd. (Consumer Staples)	4,497,800
275,953	Cipla Ltd. (Health Care)	2,576,229
555,326	Dabur India Ltd. (Consumer Staples)	3,748,433
84,845	Dr. Reddy's Laboratories Ltd. (Health Care)	2,981,037
5,801	Eicher Motors Ltd. (Consumer Discretionary)	2,294,984
522,423	GAIL India Ltd. (Utilities)	2,741,522
473,003	HCL Technologies Ltd. (Information Technology)	6,978,714
77,821	Hero MotoCorp Ltd. (Consumer Discretionary)	3,570,102
816,528	Hindalco Industries Ltd. (Materials)	2,739,364
456,970	Hindustan Petroleum Corp. Ltd. (Energy)	1,635,205
400,812	Hindustan Unilever Ltd. (Consumer Staples)	10,059,540
379,619	Housing Development Finance Corp. Ltd. (Financials)	10,361,797
3,338,526	Idea Cellular Ltd. (Telecommunication Services)*	2,322,924

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
186,885	Indiabulls Housing Finance Ltd. (Financials)	$3,318,023
661,522	Infosys Ltd. (Information Technology)	13,440,995
901,365	ITC Ltd. (Consumer Staples)	4,064,808
433,063	JSW Steel Ltd. (Materials)	2,420,042
106,936	Larsen & Toubro Ltd. (Industrials)	2,064,880
253,491	Mahindra & Mahindra Ltd. (Consumer Discretionary)	3,449,990
620,979	Marico Ltd. (Consumer Staples)	3,234,637
39,958	Maruti Suzuki India Ltd. (Consumer Discretionary)	5,124,675
35,840	Nestle India Ltd. (Consumer Staples)	5,852,669
720,732	NTPC Ltd. (Utilities)	1,742,733
175,586	Pidilite Industries Ltd. (Materials)	2,893,126
886,919	Power Grid Corp. of India Ltd. (Utilities)	2,519,718
532,403	Reliance Industries Ltd. (Energy)	9,320,360
1,002,083	Rural Electrification Corp. Ltd. (Financials)	1,692,597
363,527	Tata Consultancy Services Ltd. (Information Technology)	10,652,678
555,250	Tata Motors Ltd. (Consumer Discretionary)*	2,094,138
302,963	Tech Mahindra Ltd. (Information Technology)	3,271,131
33,808	UltraTech Cement Ltd. (Materials)	2,133,310
1,089,620	Wipro Ltd. (Information Technology)	4,628,019
504,008	Yes Bank Ltd. (Financials)	2,440,940

		156,468,548

Indonesia – 1.8%
17,349,574	Adaro Energy Tbk PT (Energy)	2,196,670
4,508,492	Astra International Tbk PT (Consumer Discretionary)	2,219,047
3,309,551	Bank Central Asia Tbk PT (Financials)	5,572,089
4,137,022	Bank Mandiri Persero Tbk PT (Financials)	1,937,913
11,183,215	Bank Rakyat Indonesia Persero Tbk PT (Financials)	2,414,299
1,680,197	Indah Kiat Pulp & Paper Corp. Tbk PT (Materials)	2,178,667
3,105,817	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	1,829,122
5,543,014	Indofood Sukses Makmur Tbk PT (Consumer Staples)	2,398,962
11,953,299	Perusahaan Gas Negara Persero Tbk (Utilities)	1,736,596
15,357,971	Telekomunikasi Indonesia Persero Tbk PT (Telecommunication Services)	3,638,786

Common Stocks – (continued)
Indonesia – (continued)
1,323,470	Unilever Indonesia Tbk PT (Consumer Staples)	3,939,861

		30,062,012

Malaysia – 2.2%
263,002	British American Tobacco Malaysia Bhd (Consumer Staples)	2,166,990
1,463,500	CIMB Group Holdings Bhd (Financials)	2,168,808
2,556,800	Dialog Group Bhd (Energy)	2,165,145
3,541,219	DiGi.Com Bhd (Telecommunication Services)	4,058,679
4,941,000	FGV Holdings Bhd (Consumer Staples)	1,815,527
1,528,663	Genting Bhd (Consumer Discretionary)	3,206,491
869,334	HAP Seng Consolidated Bhd (Industrials)	2,079,463
1,285,700	Hartalega Holdings Bhd (Health Care)	2,221,309
982,238	Malayan Banking Bhd (Financials)	2,380,604
152,300	Nestle Malaysia Bhd (Consumer Staples)	5,447,889
1,164,800	Petronas Chemicals Group Bhd (Materials)	2,681,350
500,888	Public Bank Bhd (Financials)	3,061,761
895,000	Tenaga Nasional Bhd (Utilities)	3,414,917

		36,868,933

Mexico – 2.7%
1,781,488	Alfa SAB de CV, Class A (Industrials)	2,341,403
783,726	Alsea SAB de CV (Consumer Discretionary)	2,789,697
9,645,122	America Movil SAB de CV, Series L (Telecommunication Services)	8,096,243
434,748	Arca Continental SAB de CV (Consumer Staples)	2,672,994
4,046,381	Cemex SAB de CV, Series CPO (Materials)*	2,863,290
381,521	Coca-Cola Femsa SAB de CV, Series L (Consumer Staples)	2,293,256
553,171	Fomento Economico Mexicano SAB de CV (Consumer Staples)	5,285,943
299,683	Gruma SAB de CV, Class B (Consumer Staples)	3,793,743
1,881,391	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,911,262
535,417	Grupo Financiero Banorte SAB de CV, Class O (Financials)	3,664,374
785,180	Mexichem SAB de CV (Materials)	2,656,484
1,878,124	Wal-Mart de Mexico SAB de CV (Consumer Staples)	5,195,156

		45,563,845

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Peru – 0.3%
22,888	Credicorp Ltd. (Financials)	$4,990,042

Philippines – 0.3%
63,889	Globe Telecom, Inc. (Telecommunication Services)	2,528,412
469,178	Jollibee Foods Corp. (Consumer Discretionary)	2,527,180

		5,055,592

Poland – 1.3%
120,539	Bank Handlowy w Warszawie SA (Financials)	2,227,079
67,415	Bank Pekao SA (Financials)	2,140,348
61,321	CD Projekt SA (Information Technology)*	3,432,223
136,894	Grupa Lotos SA (Energy)	2,599,924
1,552	LPP SA (Consumer Discretionary)(a)	3,881,634
111,978	Polski Koncern Naftowy ORLEN SA (Energy)	2,988,960
232,149	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	2,661,818
206,138	Powszechny Zaklad Ubezpieczen SA (Financials)	2,501,358

		22,433,344

Qatar – 0.9%
678,474	Ezdan Holding Group QSC (Real Estate)*	1,928,648
65,073	Industries Qatar QSC (Industrials)	2,216,164
204,375	Masraf Al Rayan QSC (Financials)	2,116,160
110,968	Ooredoo QPSC (Telecommunication Services)	2,230,941
64,847	Qatar Islamic Bank (Financials)	2,493,430
98,365	Qatar National Bank QPSC (Financials)	4,808,835

		15,794,178

Russia – 3.4%
1,540,033	Alrosa PJSC (Materials)	2,318,267
977,232	Gazprom PJSC ADR (Energy)	4,309,593
50,696,336	Inter RAO UES PJSC (Utilities)	3,040,858
184,285	LUKOIL PJSC (Energy)	12,860,927
14,858	MMC Norilsk Nickel PJSC (Materials)	2,475,092
396,320	Mobile TeleSystems PJSC ADR (Telecommunication Services)	3,071,480
18,527	Novatek PJSC GDR (Energy)	3,094,009
317,114	Rosneft Oil Co. PJSC (Energy)	2,051,357
796,699	Sberbank of Russia PJSC ADR (Financials)	8,648,168
215,645	Severstal PJSC GDR (Materials)	3,471,885
466,518	Surgutneftegas PJSC ADR (Energy)	2,542,523
484,070	Surgutneftegas PJSC ADR (Energy)	2,013,731

Common Stocks – (continued)
Russia – (continued)
100,760	Tatneft PJSC ADR (Energy)	6,976,622

		56,874,512

Singapore – 0.1%
291,555	BOC Aviation Ltd. (Industrials)(b)	2,135,893

South Africa – 5.6%
186,555	Absa Group Ltd. (Financials)(a)	2,069,756
66,909	Anglo American Platinum Ltd. (Materials)	1,963,714
247,527	AngloGold Ashanti Ltd. (Materials)	1,991,873
141,589	Bid Corp. Ltd. (Consumer Staples)	3,030,519
184,663	Bidvest Group Ltd. (The) (Industrials)	2,722,444
960,463	FirstRand Ltd. (Financials)(a)	4,634,740
1,853,804	Fortress REIT Ltd., Class A REIT (Real Estate)	2,086,459
1,269,409	Growthpoint Properties Ltd. REIT (Real Estate)(a)	2,204,165
329,987	Hyprop Investments Ltd. REIT (Real Estate)	2,297,324
152,005	Imperial Holdings Ltd. (Consumer Discretionary)(a)	2,139,093
432,961	Investec Ltd. (Financials)	2,841,932
101,128	Kumba Iron Ore Ltd. (Materials)	1,829,743
226,861	Liberty Holdings Ltd. (Financials)(a)	1,802,501
223,306	Mr Price Group Ltd. (Consumer Discretionary)	3,434,504
229,566	MTN Group Ltd. (Telecommunication Services)(a)	1,394,357
93,310	Naspers Ltd., Class N (Consumer Discretionary)	20,798,840
1,219,417	Netcare Ltd. (Health Care)	2,442,787
1,324,290	Old Mutual Ltd. (Financials)*	2,747,780
806,214	Pick n Pay Stores Ltd. (Consumer Staples)	3,989,456
777,263	Rand Merchant Investment Holdings Ltd. (Financials)	2,166,602
2,916,854	Redefine Properties Ltd. REIT (Real Estate)	2,060,537
158,402	Remgro Ltd. (Financials)	2,318,094
360,934	Sappi Ltd. (Materials)	2,473,111
113,251	Sasol Ltd. (Materials)	4,452,356
205,453	Shoprite Holdings Ltd. (Consumer Staples)(a)	2,860,671
199,094	SPAR Group Ltd. (The) (Consumer Staples)	2,785,719
317,358	Standard Bank Group Ltd. (Financials)(a)	4,036,276
610,303	Telkom SA SOC Ltd. (Telecommunication Services)	2,094,848
251,130	Vodacom Group Ltd. (Telecommunication Services)	2,166,390

		93,836,591

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
South Korea – 15.7%
16,794	Amorepacific Corp. (Consumer Staples)	$3,967,859
31,927	AMOREPACIFIC Group (Consumer Staples)	2,764,913
381,263	BNK Financial Group, Inc. (Financials)	2,856,518
19,379	Celltrion, Inc. (Health Care)*	4,700,472
154,969	Cheil Worldwide, Inc. (Consumer Discretionary)	2,686,881
7,568	CJ CheilJedang Corp. (Consumer Staples)	2,328,563
48,291	Coway Co. Ltd. (Consumer Discretionary)	3,965,142
52,304	DB Insurance Co. Ltd. (Financials)	3,007,192
256,353	DGB Financial Group, Inc. (Financials)	2,360,525
104,171	Dongsuh Cos., Inc. (Consumer Staples)	2,119,636
13,095	E-MART, Inc. (Consumer Staples)	2,523,359
48,070	GS Holdings Corp. (Energy)	2,293,058
49,782	GS Retail Co. Ltd. (Consumer Staples)	1,663,649
87,486	Hana Financial Group, Inc. (Financials)	3,355,929
53,724	Hankook Tire Co. Ltd. (Consumer Discretionary)	2,251,471
423,041	Hanwha Life Insurance Co. Ltd. (Financials)	1,843,192
25,528	HLB, Inc. (Consumer Discretionary)*	2,385,044
43,063	Hotel Shilla Co. Ltd. (Consumer Discretionary)	4,178,057
33,952	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	3,037,883
65,523	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	2,189,692
15,767	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	3,172,805
17,836	Hyundai Motor Co. (Consumer Discretionary)	2,002,875
40,150	Hyundai Steel Co. (Materials)	1,922,468
211,143	Industrial Bank of Korea (Financials)	2,826,241
17,293	Kakao Corp. (Information Technology)	1,941,899
70,803	Kangwon Land, Inc. (Consumer Discretionary)	1,841,393
131,389	KB Financial Group, Inc. (Financials)	6,102,332
134,385	Kia Motors Corp. (Consumer Discretionary)	3,869,235
98,145	Korea Electric Power Corp. (Utilities)	2,689,146
55,756	Korea Gas Corp. (Utilities)*	2,634,654
42,821	Korea Investment Holdings Co. Ltd. (Financials)	2,742,791

Common Stocks – (continued)
South Korea – (continued)
6,223	Korea Zinc Co. Ltd. (Materials)	2,266,924
99,967	KT Corp. (Telecommunication Services)	2,688,813
32,650	KT&G Corp. (Consumer Staples)	2,962,449
8,118	LG Chem Ltd. (Materials)	2,669,171
39,403	LG Corp. (Industrials)	2,530,939
63,807	LG Electronics, Inc. (Consumer Discretionary)	4,402,262
6,041	LG Household & Health Care Ltd. (Consumer Staples)	6,865,081
154,030	LG Uplus Corp. (Telecommunication Services)	2,172,457
6,323	Lotte Chemical Corp. (Materials)	1,794,967
11,516	NAVER Corp (Information Technology)	7,779,753
8,660	NCSoft Corp. (Information Technology)	3,014,643
20,257	OCI Co. Ltd. (Materials)	2,101,858
1,199	Ottogi Corp. (Consumer Staples)	780,915
7,487	Pearl Abyss Corp. (Information Technology)*	1,715,119
22,645	POSCO (Materials)	6,642,045
41,074	S-1 Corp. (Industrials)	3,162,235
5,226	Samsung Biologics Co. Ltd. (Health Care)*(b)	2,173,685
22,945	Samsung C&T Corp. (Industrials)	2,535,359
57,765	Samsung Card Co. Ltd. (Financials)	1,829,238
21,780	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	3,150,141
1,484,707	Samsung Electronics Co. Ltd. (Information Technology)	64,622,067
10,130	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	2,411,580
28,339	Samsung Life Insurance Co. Ltd. (Financials)	2,354,901
11,834	Samsung SDS Co. Ltd. (Information Technology)	2,578,040
72,859	Samsung Securities Co. Ltd. (Financials)	2,117,404
114,278	Shinhan Financial Group Co. Ltd. (Financials)	4,476,055
29,371	SillaJen, Inc. (Health Care)*	2,015,851
9,387	SK Holdings Co. Ltd. (Industrials)	2,217,833
197,023	SK Hynix, Inc. (Information Technology)	14,690,661
18,167	SK Innovation Co. Ltd. (Energy)	3,149,828
23,388	SK Telecom Co. Ltd. (Telecommunication Services)	5,515,294
274,145	Woori Bank (Financials)	4,014,341
13,172	Yuhan Corp. (Health Care)	2,828,108

		264,454,891

Taiwan – 12.3%
2,163,081	Acer, Inc. (Information Technology)*	1,809,903

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
406,334	Advantech Co. Ltd. (Information Technology)	$2,764,897
1,330,588	ASE Technology Holding Co. Ltd. (Information Technology)*	3,262,031
2,055,788	Asia Cement Corp. (Materials)	2,801,066
275,260	Asustek Computer, Inc. (Information Technology)	2,343,496
4,274,314	AU Optronics Corp. (Information Technology)	1,850,834
2,165,428	Cathay Financial Holding Co. Ltd. (Financials)	3,708,335
973,125	Chailease Holding Co. Ltd. (Financials)	3,310,811
3,356,179	Chang Hwa Commercial Bank Ltd. (Financials)*	2,087,026
114,312	Chicony Electronics Co. Ltd. (Information Technology)	240,422
8,004,988	China Development Financial Holding Corp. (Financials)	2,892,898
4,006,457	China Steel Corp. (Materials)	3,280,560
1,107,288	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	3,911,468
5,542,641	CTBC Financial Holding Co. Ltd. (Financials)	3,897,804
677,027	Delta Electronics, Inc. (Information Technology)	2,711,194
3,594,935	E.Sun Financial Holding Co. Ltd. (Financials)	2,645,142
820,342	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	1,955,039
775,842	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	4,698,246
3,837,637	First Financial Holding Co. Ltd. (Financials)	2,567,587
846,692	Formosa Chemicals & Fibre Corp. (Materials)	3,390,627
781,228	Formosa Petrochemical Corp. (Energy)	3,204,777
977,741	Formosa Plastics Corp. (Materials)	3,581,177
1,086,214	Foxconn Technology Co. Ltd. (Information Technology)	2,758,414
1,858,380	Fubon Financial Holding Co. Ltd. (Financials)	3,079,653
4,963	Hiwin Technologies Corp. (Industrials)	44,758
2,375,693	Hon Hai Precision Industry Co. Ltd. (Information Technology)	6,226,381
3,189,535	Hua Nan Financial Holdings Co. Ltd. (Financials)	1,869,172
5,911,875	Innolux Corp. (Information Technology)	2,203,841
3,695,544	Inventec Corp. (Information Technology)	3,314,740
21,144	Largan Precision Co. Ltd. (Information Technology)	3,238,890

Common Stocks – (continued)
Taiwan – (continued)
2,754,222	Mega Financial Holding Co. Ltd. (Financials)	2,313,493
1,017,568	Nan Ya Plastics Corp. (Materials)	2,829,247
814,393	Nanya Technology Corp. (Information Technology)	1,848,061
284,953	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	2,208,003
715,005	President Chain Store Corp. (Consumer Staples)	7,798,362
5,155,698	Shin Kong Financial Holding Co. Ltd. (Financials)*	2,039,451
5,067,961	SinoPac Financial Holdings Co Ltd. (Financials)	1,856,245
1,428,028	Standard Foods Corp. (Consumer Staples)	2,417,628
2,363,053	Synnex Technology International Corp. (Information Technology)	3,162,021
7,516,774	Taishin Financial Holding Co. Ltd. (Financials)	3,536,298
9,640,146	Taiwan Business Bank (Financials)*	3,483,823
3,696,805	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	2,196,539
771,914	Taiwan Mobile Co. Ltd. (Telecommunication Services)	2,689,070
7,429,044	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	61,918,778
2,876,779	Uni-President Enterprises Corp. (Consumer Staples)	7,268,047
4,871,612	United Microelectronics Corp. (Information Technology)	2,751,830
172,455	Walsin Technology Corp. (Information Technology)	1,765,818
3,399,429	Winbond Electronics Corp. (Information Technology)	1,909,170
2,150,999	WPG Holdings Ltd. (Information Technology)	2,724,202
139,800	Yageo Corp. (Information Technology)	3,176,962
3,788,166	Yuanta Financial Holding Co. Ltd. (Financials)	1,917,825

		207,462,062

Thailand – 2.0%
551,816	Advanced Info Service PCL NVDR (Telecommunication Services)	3,405,647
1,440,700	Airports of Thailand PCL NVDR (Industrials)	2,938,183
404,000	Bumrungrad Hospital PCL NVDR (Health Care)	2,240,330
874,200	Central Pattana PCL NVDR (Real Estate)	2,203,529
2,425,677	CP ALL PCL NVDR (Consumer Staples)	5,002,542

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Thailand – (continued)
281,202	Electricity Generating PCL NVDR (Utilities)	$1,941,694
6,670,700	Home Product Center PCL NVDR (Consumer Discretionary)	2,975,626
406,800	Kasikornbank PCL (Financials)	2,634,941
538,500	PTT Exploration & Production PCL NVDR (Energy)	2,344,523
982,200	PTT Global Chemical PCL NVDR (Materials)	2,453,249
2,846,370	PTT PCL NVDR (Energy)	4,565,671
785,900	Thai Oil PCL NVDR (Energy)	2,022,978

		34,728,913

Turkey – 0.4%
240,448	BIM Birlesik Magazalar AS (Consumer Staples)	2,650,565
926,383	Eregli Demir ve Celik Fabrikalari TAS (Materials)	1,656,291
699,411	Turk Hava Yollari AO (Industrials)*	1,719,418

		6,026,274

United Arab Emirates – 0.5%
3,383,978	Aldar Properties PJSC (Real Estate)	1,778,059
1,391,998	Dubai Islamic Bank PJSC (Financials)	1,940,304
581,685	Emirates Telecommunications Group Co. PJSC (Telecommunication Services)	2,684,225
687,420	First Abu Dhabi Bank PJSC (Financials)	2,769,780

		9,172,368

United Kingdom – 0.2%
97,614	Mondi Ltd. (Materials)	2,732,959

United States – 0.1%
779,299	JBS SA (Consumer Staples)	1,777,969

TOTAL COMMON STOCKS
(Cost $1,380,717,838)		$1,630,680,048

Shares	Description	Rate	Value
Preferred Stocks – 3.3%
Brazil – 1.8%
999,307	Banco Bradesco SA, (Financials)	4.19%	$6,883,409
148,892	Braskem SA, Class A, (Materials)	5.12	2,139,728
114,149	Cia Brasileira de Distribuicao, (Consumer Staples)	1.24	2,262,700
1,073,667	Itau Unibanco Holding SA, (Financials)	7.91	11,015,243
994,135	Itausa – Investimentos Itau SA, (Financials)	5.87	2,313,962
910,300	Petroleo Brasileiro SA, (Energy)	0.53	4,255,328

Preferred Stocks – (continued)
Brazil – (continued)
225,099	Telefonica Brasil SA, (Telecommunication Services)	6.64%	2,186,467

			31,056,837

Chile – 0.2%
609,726	Embotelladora Andina SA, Class B, (Consumer Staples)	3.59	2,357,814

South Korea – 1.3%
32,544	Amorepacific Corp., (Consumer Staples)	0.93	4,224,595
26,351	Hyundai Motor Co., (Consumer Discretionary)	5.09	1,853,554
8,020	LG Household & Health Care Ltd., (Consumer Staples)	1.18	5,396,380
311,338	Samsung Electronics Co. Ltd., (Information Technology)	3.49	11,103,731

			22,578,260

TOTAL PREFERRED STOCKS
(Cost $49,005,837)			$55,992,911

Units	Description	Expiration Month	Value
Rights – 0.0%
China – 0.0%
488,827	China Everbright International Ltd. (Industrials)*	09/18	37,990

Taiwan – 0.0%
5,669	Hiwin Technologies Corp. (Industrials)*	09/18	—

TOTAL RIGHTS
(Cost $0)			$37,990

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,429,723,675)			$1,686,710,949

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 1.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,917,805	1.879%	22,917,805
(Cost $22,917,805)

TOTAL INVESTMENTS – 101.3%
(Cost $1,452,641,480)		$1,709,628,754

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(21,088,623)

NET ASSETS – 100.0%		$1,688,540,131

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,957,999, which represents approximately 0.9% of net assets as of August 31, 2018.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.8%
Australia – 0.7%
10,583	BHP Billiton PLC (Materials)	$226,109
6,739	Rio Tinto PLC (Materials)	320,492

		546,601

Austria – 0.4%
1,303	ANDRITZ AG (Industrials)	77,318
776	Erste Group Bank AG (Financials)*	30,942
924	OMV AG (Energy)	49,056
4,182	Raiffeisen Bank International AG (Financials)	119,211
579	voestalpine AG (Materials)	26,030

		302,557

Belgium – 1.6%
2,648	Ageas (Financials)	137,349
2,538	Anheuser-Busch InBev SA/NV (Consumer Staples)	238,156
3,739	Colruyt SA (Consumer Staples)	222,737
854	Groupe Bruxelles Lambert SA (Financials)	89,824
1,007	KBC Group NV (Financials)	71,705
1,092	Proximus SADP (Telecommunication Services)	25,214
775	Solvay SA (Materials)	103,381
791	Telenet Group Holding NV (Consumer Discretionary)*	43,347
1,319	UCB SA (Health Care)	120,870
2,396	Umicore SA (Materials)	133,923

		1,186,506

Chile – 0.1%
3,916	Antofagasta PLC (Materials)	41,004

Colombia – 0.0%
649	Millicom International Cellular SA (Telecommunication Services)	37,399

Denmark – 2.9%
2,287	Carlsberg A/S, Class B (Consumer Staples)	279,825
936	Chr Hansen Holding A/S (Materials)	95,242
1,781	Coloplast A/S, Class B (Health Care)	191,064
3,178	Danske Bank A/S (Financials)	93,714
1,456	DSV A/S (Industrials)	136,747
1,211	H Lundbeck A/S (Health Care)	71,213
922	ISS A/S (Industrials)	32,261
13,880	Novo Nordisk A/S, Class B (Health Care)	681,804
972	Novozymes A/S, Class B (Materials)	53,397
1,887	Orsted A/S (Utilities)(a)	119,565
1,528	Pandora A/S (Consumer Discretionary)	91,500
3,458	Tryg A/S (Financials)	85,160
1,115	Vestas Wind Systems A/S (Industrials)	77,870
3,271	William Demant Holding A/S (Health Care)*	133,339

		2,142,701

Finland – 1.5%
1,299	Elisa OYJ (Telecommunication Services)	55,695
5,439	Fortum OYJ (Utilities)	137,956

Common Stocks – (continued)
Finland – (continued)
1,060	Kone OYJ, Class B (Industrials)	$57,361
1,296	Neste OYJ (Energy)	112,791
6,262	Nokia OYJ (Information Technology)	34,957
7,766	Orion OYJ, Class B (Health Care)	286,162
1,853	Sampo OYJ, Class A (Financials)	95,013
4,263	Stora Enso OYJ, Class R (Materials)	79,534
5,591	UPM-Kymmene OYJ (Materials)	215,970
824	Wartsila OYJ Abp (Industrials)	17,439

		1,092,878

France – 19.1%
1,323	Accor SA (Consumer Discretionary)	66,344
633	Aeroports de Paris (Industrials)	139,419
1,724	Air Liquide SA (Materials)	217,637
1,968	Airbus SE (Industrials)	243,311
2,121	Alstom SA (Industrials)	93,776
201	Amundi SA (Financials)(a)	14,523
3,514	Arkema SA (Materials)	441,153
4,301	Atos SE (Information Technology)	516,435
13,208	AXA SA (Financials)	334,166
1,340	BioMerieux (Health Care)	118,023
8,377	BNP Paribas SA (Financials)	492,985
5,992	Bollore SA (Industrials)	28,751
1,173	Bouygues SA (Industrials)	51,903
2,752	Bureau Veritas SA (Industrials)	70,891
2,384	Capgemini SE (Information Technology)	307,196
4,526	Carrefour SA (Consumer Staples)	80,938
5,293	Casino Guichard Perrachon SA (Consumer Staples)(b)	168,186
2,448	Cie de Saint-Gobain (Industrials)	105,570
1,065	Cie Generale des Etablissements Michelin (Consumer Discretionary)	126,329
6,918	CNP Assurances (Financials)	159,935
661	Covivio REIT (Real Estate)	69,255
19,611	Credit Agricole SA (Financials)	269,063
5,009	Danone SA (Consumer Staples)	395,253
39	Dassault Aviation SA (Industrials)	72,739
1,792	Dassault Systemes (Information Technology)	291,065
1,621	Edenred (Industrials)	61,918
3,437	Eiffage SA (Industrials)	387,738
4,352	Electricite de France SA (Utilities)	71,447
8,705	Engie SA (Utilities)	127,920
1,323	Essilor International SA (Health Care)	191,336
1,934	Eurazeo SA (Financials)	147,164
1,200	Faurecia (Consumer Discretionary)	73,691
698	Gecina SA REIT (Real Estate)	120,113
3,896	Getlink (Industrials)	49,183
851	Hermes International (Consumer Discretionary)	554,675
1,180	ICADE REIT (Real Estate)	115,395
106	Iliad SA (Telecommunication Services)	13,727
295	Imerys SA (Materials)	21,246
606	Ingenico Group SA (Information Technology)	42,686
2,241	Ipsen SA (Health Care)	399,324
431	Kering (Consumer Discretionary)	234,687

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
1,437	Klepierre SA REIT (Real Estate)	$51,663
2,264	Legrand SA (Industrials)	170,957
2,317	L’Oreal SA (Consumer Staples)	557,228
1,900	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	667,284
12,776	Natixis SA (Financials)	85,473
4,963	Orange SA (Telecommunication Services)	80,554
1,301	Pernod Ricard SA (Consumer Staples)	205,865
14,744	Peugeot SA (Consumer Discretionary)	406,565
1,776	Publicis Groupe SA (Consumer Discretionary)	114,271
827	Remy Cointreau SA (Consumer Staples)	116,139
175	Renault SA (Consumer Discretionary)	15,108
16,785	Rexel SA (Industrials)	264,623
1,863	Safran SA (Industrials)	243,421
8,020	Sanofi (Health Care)	687,621
3,369	Schneider Electric SE (Industrials)	275,329
1,447	SCOR SE (Financials)	58,774
826	SEB SA (Consumer Discretionary)	154,345
825	Societe BIC SA (Industrials)	76,551
5,058	Societe Generale SA (Financials)	207,387
549	Sodexo SA (Consumer Discretionary)	57,310
2,207	Suez (Utilities)	31,982
618	Teleperformance (Industrials)	119,002
837	Thales SA (Industrials)	118,177
14,166	TOTAL SA (Energy)	887,893
3,597	Ubisoft Entertainment SA (Information Technology)*	387,792
309	Unibail-Rodamco-Westfield (Real Estate)	65,073
5,106	Veolia Environnement SA (Utilities)	107,885
3,340	Vinci SA (Industrials)	320,835
2,478	Vivendi SA (Consumer Discretionary)	64,438
235	Wendel SA (Financials)	34,889

		14,121,530

Germany – 13.3%
2,544	adidas AG (Consumer Discretionary)	636,092
2,784	Allianz SE (Financials)	594,843
1,317	Axel Springer SE (Consumer Discretionary)	95,924
4,514	BASF SE (Materials)	418,535
6,435	Bayer AG (Health Care)	601,815
1,123	Bayerische Motoren Werke AG (Consumer Discretionary)	108,984
2,241	Beiersdorf AG (Consumer Staples)	261,522
1,048	Brenntag AG (Industrials)	63,333
11,151	Commerzbank AG (Financials)*	105,675
379	Continental AG (Consumer Discretionary)	69,695
2,945	Covestro AG (Materials)(a)	251,437
2,805	Daimler AG (Consumer Discretionary)	181,783
1,105	Delivery Hero SE (Information Technology)*(a)	61,018
1,539	Deutsche Boerse AG (Financials)	213,084
9,747	Deutsche Lufthansa AG (Industrials)	255,051
11,546	Deutsche Post AG (Industrials)	421,955
19,606	Deutsche Telekom AG (Telecommunication Services)	317,309

Common Stocks – (continued)
Germany – (continued)
2,264	Deutsche Wohnen SE (Real Estate)	114,691
7,842	E.ON SE (Utilities)	83,760
1,761	Evonik Industries AG (Materials)	65,791
472	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	42,528
1,553	Fresenius Medical Care AG & Co KGaA (Health Care)	157,671
2,482	Fresenius SE & Co KGaA (Health Care)	189,960
466	Hannover Rueck SE (Financials)	64,141
2,631	HeidelbergCement AG (Materials)	209,935
679	Henkel AG & Co KGaA (Consumer Staples)	75,960
678	HOCHTIEF AG (Industrials)	110,282
4,795	HUGO BOSS AG (Consumer Discretionary)	383,945
5,040	Infineon Technologies AG (Information Technology)	128,540
715	KION Group AG (Industrials)	48,932
351	LANXESS AG (Materials)	27,640
519	Linde AG (Materials)	118,477
727	MAN SE (Industrials)	79,215
1,678	Merck KGaA (Health Care)	176,649
2,905	METRO AG (Consumer Staples)	45,477
494	MTU Aero Engines AG (Industrials)	108,574
660	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	142,678
2,079	ProSiebenSat.1 Media SE (Consumer Discretionary)	54,885
404	Puma SE (Consumer Discretionary)	221,865
2,626	RWE AG (Utilities)	66,759
6,473	SAP SE (Information Technology)	780,397
3,931	Siemens AG (Industrials)	512,165
429	Siemens Healthineers AG (Health Care)*(a)	19,544
1,078	Symrise AG (Materials)	100,917
6,046	Telefonica Deutschland Holding AG (Telecommunication Services)	25,205
5,403	TUI AG (Consumer Discretionary)	99,861
4,832	Uniper SE (Utilities)	147,972
1,343	United Internet AG (Information Technology)	70,816
142	Volkswagen AG (Consumer Discretionary)	22,916
3,571	Vonovia SE (Real Estate)	183,603
967	Wirecard AG (Information Technology)	215,232
5,803	Zalando SE (Consumer Discretionary)*(a)	305,991

		9,861,029

Ireland – 0.6%
1,677	AerCap Holdings NV (Industrials)*	95,539
3,311	AIB Group PLC (Financials)	18,661
1,796	Bank of Ireland Group PLC (Financials)	14,711
4,132	CRH PLC (Materials)	137,545
1,181	Kerry Group PLC, Class A (Consumer Staples)	135,004
1,038	Smurfit Kappa Group PLC (Materials)	42,487

		443,947

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Italy – 3.5%
10,622	Assicurazioni Generali SpA (Financials)	$177,285
5,465	Davide Campari-Milano SpA (Consumer Staples)	48,484
37,468	Enel SpA (Utilities)	185,710
12,936	Eni SpA (Energy)	240,515
1,165	Ferrari NV (Consumer Discretionary)	152,762
73,300	Intesa Sanpaolo SpA (Financials)	181,443
5,158	Luxottica Group SpA (Consumer Discretionary)	342,796
2,859	Mediobanca Banca di Credito Finanziario SpA (Financials)	26,665
7,597	Moncler SpA (Consumer Discretionary)	344,372
15,103	Poste Italiane SpA (Financials)(a)	116,540
6,078	Prysmian SpA (Industrials)	157,134
3,178	Recordati SpA (Health Care)	111,557
10,947	Snam SpA (Energy)	45,037
207,805	Telecom Italia SpA (Telecommunication Services)*	132,738
244,446	Telecom Italia SpA-RSP (Telecommunication Services)	136,205
10,563	Terna Rete Elettrica Nazionale SpA (Utilities)	55,625
10,292	UniCredit SpA (Financials)	148,894

		2,603,762

Luxembourg – 0.7%
11,437	ArcelorMittal (Materials)	345,182
1,897	RTL Group SA (Consumer Discretionary)(b)	142,582
2,231	Tenaris SA (Energy)	37,509

		525,273

Netherlands – 7.0%
3,864	ABN AMRO Group NV (Financials)(a)	104,886
33,936	Aegon NV (Financials)	203,977
1,120	Akzo Nobel NV (Materials)	104,927
1,732	ASML Holding NV (Information Technology)	353,947
2,740	EXOR NV (Financials)	178,464
2,452	Heineken Holding NV (Consumer Staples)	234,223
1,873	Heineken NV (Consumer Staples)	185,540
20,762	ING Groep NV (Financials)	282,390
19,806	Koninklijke Ahold Delhaize NV (Consumer Staples)	483,008
1,320	Koninklijke DSM NV (Materials)	138,807
16,579	Koninklijke KPN NV (Telecommunication Services)	42,457
8,568	Koninklijke Philips NV (Health Care)	383,702
5,911	NN Group NV (Financials)	253,984
2,493	NXP Semiconductors NV (Information Technology)*	232,198
4,915	Randstad NV (Industrials)	308,576
24,952	Royal Dutch Shell PLC, Class A (Energy)	811,270
19,250	Royal Dutch Shell PLC, Class B (Energy)	635,638
3,412	Wolters Kluwer NV (Industrials)	216,754

		5,154,748

Common Stocks – (continued)
Norway – 1.4%
2,290	Aker BP ASA (Energy)	81,329
3,129	DNB ASA (Financials)	63,907
8,140	Equinor ASA (Energy)	209,372
3,476	Gjensidige Forsikring ASA (Financials)	58,316
6,086	Marine Harvest ASA (Consumer Staples)	131,833
9,672	Norsk Hydro ASA (Materials)	53,561
6,110	Orkla ASA (Consumer Staples)	50,413
8,457	Schibsted ASA, Class B (Consumer Discretionary)	276,078
4,869	Telenor ASA (Telecommunication Services)	92,050
439	Yara International ASA (Materials)	20,263

		1,037,122

Portugal – 0.8%
73,651	EDP – Energias de Portugal SA (Utilities)	288,357
4,310	Galp Energia SGPS SA (Energy)	87,606
12,497	Jeronimo Martins SGPS SA (Consumer Staples)	187,642

		563,605

South Africa – 0.9%
20,053	Anglo American PLC (Materials)	401,801
8,343	Investec PLC (Financials)	54,913
29,333	Mediclinic International PLC (Health Care)	187,997

		644,711

Spain – 3.8%
4,572	ACS Actividades de Construccion y Servicios SA (Industrials)	190,864
748	Aena SME SA (Industrials)(a)	132,721
3,542	Amadeus IT Group SA (Information Technology)	329,360
26,619	Banco Bilbao Vizcaya Argentaria SA (Financials)	166,315
88,076	Banco Santander SA (Financials)	439,419
5,406	Bankinter SA (Financials)	48,206
3,208	CaixaBank SA (Financials)	14,411
2,175	Enagas SA (Energy)	60,608
2,364	Endesa SA (Utilities)	53,058
2,197	Ferrovial SA (Industrials)(b)	47,609
1,503	Grifols SA (Health Care)	44,296
17,435	Iberdrola SA (Utilities)	130,274
11,836	Industria de Diseno Textil SA (Consumer Discretionary)	358,739
25,524	Mapfre SA (Financials)	75,401
2,648	Naturgy Energy Group SA (Utilities)	71,262
2,871	Red Electrica Corp. SA (Utilities)	60,461
24,106	Repsol SA (Energy)	464,604
13,927	Telefonica SA (Telecommunication Services)	113,218

		2,800,826

Sweden – 3.5%
2,918	Alfa Laval AB (Industrials)	78,280
3,351	Assa Abloy AB, Class B (Industrials)	68,366

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
3,413	Atlas Copco AB, Class A (Industrials)	$97,387
2,366	Atlas Copco AB, Class B (Industrials)	62,617
2,645	Boliden AB (Materials)	69,306
2,993	Electrolux AB, Series B (Consumer Discretionary)	66,828
2,677	Epiroc AB (Industrials)*	27,835
2,367	Epiroc AB (Industrials)*	22,658
1,376	Essity AB, Class B (Consumer Staples)	35,694
22,143	Hennes & Mauritz AB, Class B (Consumer Discretionary)(b)	298,635
1,622	Hexagon AB, Class B (Information Technology)	96,435
1,464	ICA Gruppen AB (Consumer Staples)(b)	44,626
2,284	Industrivarden AB, Class C (Financials)	48,835
1,845	Investor AB, Class B (Financials)	83,340
2,079	Kinnevik AB, Class B (Financials)	68,356
1,531	L E Lundbergforetagen AB, Class B (Financials)	51,478
2,326	Lundin Petroleum AB (Energy)	80,882
6,085	Nordea Bank AB (Financials)	65,802
6,454	Sandvik AB (Industrials)	113,060
5,827	Securitas AB, Class B (Industrials)	103,766
5,670	Skandinaviska Enskilda Banken AB, Class A (Financials)	60,570
1,774	SKF AB, Class B (Industrials)	34,125
3,933	Svenska Handelsbanken AB, Class A (Financials)	47,718
3,667	Swedbank AB, Class A (Financials)	85,409
5,894	Swedish Match AB (Consumer Staples)	315,393
4,707	Tele2 AB, Class B (Telecommunication Services)	58,113
22,732	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	191,929
11,819	Telia Co. AB (Telecommunication Services)	52,469
8,176	Volvo AB, Class B (Industrials)	140,943

		2,570,855

Switzerland – 13.6%
5,694	ABB Ltd. (Industrials)	134,534
2,153	Adecco Group AG (Industrials)	132,194
425	Baloise Holding AG (Financials)	65,479
89	Barry Callebaut AG (Consumer Staples)	159,024
31	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	231,274
2,188	Cie Financiere Richemont SA (Consumer Discretionary)	193,891
1,391	Clariant AG (Materials)*	34,836
5,534	Coca-Cola HBC AG (Consumer Staples)*	189,746
8,925	Credit Suisse Group AG (Financials)*	133,953
588	Dufry AG (Consumer Discretionary)*	72,900
135	EMS-Chemie Holding AG (Materials)	85,431
5,124	Ferguson PLC (Industrials)	411,649
132	Geberit AG (Industrials)	60,165
57	Givaudan SA (Materials)	138,978
44,866	Glencore PLC (Materials)*	182,845
829	Julius Baer Group Ltd. (Financials)*	44,163

Common Stocks – (continued)
Switzerland – (continued)
2,392	Kuehne + Nagel International AG (Industrials)	387,083
805	LafargeHolcim Ltd. (Materials)*	39,289
518	Lonza Group AG (Health Care)*	167,061
20,771	Nestle SA (Consumer Staples)	1,747,848
14,597	Novartis AG (Health Care)	1,213,222
887	Pargesa Holding SA (Financials)	72,228
546	Partners Group Holding AG (Financials)	429,641
5,203	Roche Holding AG (Health Care)	1,295,505
335	Schindler Holding AG (Industrials)	77,593
329	Schindler Holding AG Participation Certificates (Industrials)	78,653
140	SGS SA (Industrials)	369,579
922	Sika AG (Materials)	136,999
267	Sonova Holding AG (Health Care)	50,772
8,370	STMicroelectronics NV (Information Technology)	172,420
315	Straumann Holding AG (Health Care)	251,616
288	Swatch Group AG (The) – Bearer (Consumer Discretionary)	123,169
1,090	Swatch Group AG (The) – Registered (Consumer Discretionary)	88,532
412	Swiss Life Holding AG (Financials)*	149,617
799	Swiss Prime Site AG (Real Estate)*	73,819
1,337	Swiss Re AG (Financials)	120,497
178	Swisscom AG (Telecommunication Services)	79,678
916	Temenos AG (Information Technology)*	165,753
13,381	UBS Group AG (Financials)*	209,411
476	Vifor Pharma AG (Health Care)	87,930
678	Zurich Insurance Group AG (Financials)	206,954

		10,065,931

United Arab Emirates – 0.1%
1,334	NMC Health PLC (Health Care)	68,037

United Kingdom – 22.4%
14,011	3i Group PLC (Financials)	163,241
14,913	Admiral Group PLC (Financials)	403,170
2,486	Ashtead Group PLC (Industrials)	76,320
3,089	Associated British Foods PLC (Consumer Staples)	91,902
7,775	AstraZeneca PLC (Health Care)	585,617
70,301	Auto Trader Group PLC (Information Technology)(a)	410,359
15,655	Aviva PLC (Financials)	98,686
3,994	Babcock International Group PLC (Industrials)	37,034
7,769	BAE Systems PLC (Industrials)	61,192
31,487	Barclays PLC (Financials)	71,906
11,111	Barratt Developments PLC (Consumer Discretionary)	78,273
3,204	Berkeley Group Holdings PLC (Consumer Discretionary)	151,709
109,845	BP PLC (Energy)	781,386
10,954	British American Tobacco PLC (Consumer Staples)	529,847

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
8,444	British Land Co. PLC (The) REIT (Real Estate)	$69,758
19,180	BT Group PLC (Telecommunication Services)	54,184
2,832	Bunzl PLC (Industrials)	88,268
17,740	Burberry Group PLC (Consumer Discretionary)	515,567
23,638	Centrica PLC (Utilities)	44,027
13,340	CNH Industrial NV (Industrials)	159,867
2,242	Coca-Cola European Partners PLC (Consumer Staples)	95,599
4,278	Compass Group PLC (Consumer Discretionary)	92,218
2,447	Croda International PLC (Materials)	162,205
1,013	DCC PLC (Industrials)	91,573
15,124	Diageo PLC (Consumer Staples)	529,669
15,099	Direct Line Insurance Group PLC (Financials)	64,939
2,353	easyJet PLC (Industrials)	46,639
9,299	Experian PLC (Industrials)	232,058
19,358	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	327,935
5,212	G4S PLC (Industrials)	16,895
33,499	GlaxoSmithKline PLC (Health Care)	679,403
5,036	GVC Holdings PLC (Consumer Discretionary)	72,132
8,251	Hammerson PLC REIT (Real Estate)	50,522
20,713	Hargreaves Lansdown PLC (Financials)	592,278
114,525	HSBC Holdings PLC (Financials)	995,683
6,755	Imperial Brands PLC (Consumer Staples)	240,918
8,949	Informa PLC (Consumer Discretionary)	88,678
4,116	InterContinental Hotels Group PLC (Consumer Discretionary)	254,382
30,775	International Consolidated Airlines Group SA (Industrials)	277,144
1,304	Intertek Group PLC (Industrials)	87,015
85,455	J Sainsbury PLC (Consumer Staples)	360,089
888	Johnson Matthey PLC (Materials)	40,350
23,872	Kingfisher PLC (Consumer Discretionary)	84,861
6,085	Land Securities Group PLC REIT (Real Estate)	72,486
46,285	Legal & General Group PLC (Financials)	152,984
249,642	Lloyds Banking Group PLC (Financials)	192,412
2,400	London Stock Exchange Group PLC (Financials)	144,241
59,690	Marks & Spencer Group PLC (Consumer Discretionary)	233,987
6,064	Meggitt PLC (Industrials)	42,419
9,384	Merlin Entertainments PLC (Consumer Discretionary)(a)	45,360
2,729	Micro Focus International PLC (Information Technology)	46,289
3,044	Mondi PLC (Materials)	84,866
11,089	National Grid PLC (Utilities)	116,745
4,321	Next PLC (Consumer Discretionary)	308,892
12,413	Pearson PLC (Consumer Discretionary)	148,011
1,912	Persimmon PLC (Consumer Discretionary)	60,463

Common Stocks – (continued)
United Kingdom – (continued)
10,612	Prudential PLC (Financials)	239,308
1,588	Reckitt Benckiser Group PLC (Consumer Staples)	135,378
10,075	RELX NV (Industrials)	223,661
11,204	RELX PLC (Industrials)	249,017
4,364	Rolls-Royce Holdings PLC (Industrials)*	57,005
10,077	Royal Bank of Scotland Group PLC (Financials)	31,604
73,119	Royal Mail PLC (Industrials)	425,763
10,001	RSA Insurance Group PLC (Financials)	82,100
30,295	Sage Group PLC (The) (Information Technology)	234,444
2,070	Schroders PLC (Financials)	82,732
19,829	Segro PLC REIT (Real Estate)	169,636
2,322	Severn Trent PLC (Utilities)	60,391
3,414	Sky PLC (Consumer Discretionary)	68,357
14,559	Smith & Nephew PLC (Health Care)	256,880
4,217	Smiths Group PLC (Industrials)	88,327
5,461	SSE PLC (Utilities)	88,937
3,302	St James’s Place PLC (Financials)	48,561
6,481	Standard Chartered PLC (Financials)	52,825
3,811	Standard Life Aberdeen PLC (Financials)	15,697
37,134	Taylor Wimpey PLC (Consumer Discretionary)	80,771
97,141	Tesco PLC (Consumer Staples)	311,228
9,838	Unilever NV (Consumer Staples)	567,117
8,194	Unilever PLC (Consumer Staples)	467,754
4,078	United Utilities Group PLC (Utilities)	39,308
137,277	Vodafone Group PLC (Telecommunication Services)	293,510
4,365	Whitbread PLC (Consumer Discretionary)	260,750
69,703	Wm Morrison Supermarkets PLC (Consumer Staples)	238,495
6,358	WPP PLC (Consumer Discretionary)	105,653

		16,579,862

United States – 0.9%
1,589	Carnival PLC (Consumer Discretionary)	95,644
2,975	QIAGEN NV (Health Care)*	115,438
7,418	Shire PLC (Health Care)	433,725

		644,807

TOTAL COMMON STOCKS
(Cost $67,036,023)		$73,035,691

Shares	Description	Rate	Value
Preferred Stocks – 0.7%
Germany – 0.7%
463	Bayerische Motoren Werke AG, (Consumer Discretionary)	5.63%	$38,921
3,172	FUCHS PETROLUB SE, (Materials)	1.87	186,192
702	Henkel AG & Co KGaA, (Consumer Staples)	1.68	89,804

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Rate	Value
Preferred Stocks – (continued)
Germany – (continued)
990	Porsche Automobil Holding SE, (Consumer Discretionary)	3.21%	$62,800
405	Sartorius AG, (Health Care)	0.35	73,698
558	Volkswagen AG, (Consumer Discretionary)	2.75	91,438

TOTAL PREFERRED STOCKS
(Cost $520,301)			$542,853

Units	Description	Expiration Month	Value
Right – 0.0%
Sweden – 0.0%
2,066	Kinnevik AB (Financials)*
(Cost $0)		12/19	$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $67,556,324)			$73,578,544

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
517,340	1.879%	$517,340
(Cost $517,340)

TOTAL INVESTMENTS – 100.2%
(Cost $68,073,664)		$74,095,884

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(132,411)

NET ASSETS – 100.0%		$73,963,473

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,581,944, which represents approximately 2.1% of net assets as of August 31, 2018.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.3%
Australia – 6.4%
19,870	AGL Energy Ltd. (Utilities)	$298,608
226,272	Alumina Ltd. (Materials)	471,283
40,774	Amcor Ltd. (Materials)	421,675
93,362	AMP Ltd. (Financials)	225,515
88,272	Aristocrat Leisure Ltd. (Consumer Discretionary)	2,016,653
15,184	ASX Ltd. (Financials)	742,760
88,719	Aurizon Holdings Ltd. (Industrials)	269,479
325,320	AusNet Services (Utilities)	387,022
123,988	Australia & New Zealand Banking Group Ltd. (Financials)	2,645,210
40,958	Bank of Queensland Ltd. (Financials)	340,343
143,617	Bendigo & Adelaide Bank Ltd. (Financials)	1,203,782
122,006	BHP Billiton Ltd. (Materials)	2,930,276
71,936	BHP Billiton PLC (Materials)	1,536,933
253,856	BlueScope Steel Ltd. (Materials)	3,177,921
31,072	Brambles Ltd. (Industrials)	246,510
28,671	Caltex Australia Ltd. (Energy)	626,400
48,690	CIMIC Group Ltd. (Industrials)	1,735,278
56,158	Coca-Cola Amatil Ltd. (Consumer Staples)	381,361
29,128	Cochlear Ltd. (Health Care)	4,546,119
94,047	Commonwealth Bank of Australia (Financials)	4,845,375
36,972	Computershare Ltd. (Information Technology)	513,907
42,890	Crown Resorts Ltd. (Consumer Discretionary)	440,456
30,615	CSL Ltd. (Health Care)	5,032,819
57,002	Dexus REIT (Real Estate)	441,920
68,468	Flight Centre Travel Group Ltd. (Consumer Discretionary)	2,892,729
90,586	Goodman Group REIT (Real Estate)	700,976
128,724	GPT Group (The) REIT (Real Estate)	481,292
114,246	Harvey Norman Holdings Ltd. (Consumer Discretionary)(a)	297,442
139,934	Insurance Australia Group Ltd. (Financials)	781,266
40,106	LendLease Group (Real Estate)	594,306
18,490	Macquarie Group Ltd. (Financials)	1,730,333
308,709	Medibank Pvt Ltd. (Financials)	678,706
197,634	Mirvac Group REIT (Real Estate)	347,317
95,205	National Australia Bank Ltd. (Financials)	1,953,339
24,763	Newcrest Mining Ltd. (Materials)	347,248
84,437	Oil Search Ltd. (Energy)	547,141
65,770	Origin Energy Ltd. (Energy)*	378,141
5,903	Ramsay Health Care Ltd. (Health Care)	237,786
18,004	REA Group Ltd. (Information Technology)	1,186,558
12,008	Rio Tinto Ltd. (Materials)	631,688
45,376	Rio Tinto PLC (Materials)	2,157,984

Common Stocks – (continued)
Australia – (continued)
117,737	Santos Ltd. (Energy)	577,299
151,832	Scentre Group REIT (Real Estate)	451,298
31,415	SEEK Ltd. (Industrials)	508,913
29,222	Sonic Healthcare Ltd. (Health Care)	553,483
919,575	South32 Ltd. (Materials)	2,314,328
166,830	Stockland REIT (Real Estate)	498,291
89,000	Suncorp Group Ltd. (Financials)	997,011
45,760	Sydney Airport (Industrials)	238,605
391,490	Telstra Corp. Ltd. (Telecommunication Services)	877,689
63,856	Transurban Group (Industrials)	557,401
44,455	Treasury Wine Estates Ltd. (Consumer Staples)	625,958
209,066	Vicinity Centres REIT (Real Estate)	418,814
78,568	Wesfarmers Ltd. (Consumer Staples)	2,923,409
142,423	Westpac Banking Corp. (Financials)	2,939,630
35,066	Woodside Petroleum Ltd. (Energy)	935,014
157,969	Woolworths Group Ltd. (Consumer Staples)	3,233,083

		70,072,083

Austria – 0.3%
11,676	ANDRITZ AG (Industrials)	692,836
7,294	Erste Group Bank AG (Financials)*	290,834
15,120	OMV AG (Energy)	802,728
48,534	Raiffeisen Bank International AG (Financials)	1,383,498
6,702	voestalpine AG (Materials)	301,306

		3,471,202

Belgium – 0.8%
19,012	Ageas (Financials)	986,130
12,190	Anheuser-Busch InBev SA/NV (Consumer Staples)	1,143,864
24,245	Colruyt SA (Consumer Staples)	1,444,303
5,370	Groupe Bruxelles Lambert SA (Financials)	564,819
9,807	KBC Group NV (Financials)	698,319
10,616	Proximus SADP (Telecommunication Services)	245,120
4,945	Solvay SA (Materials)	659,639
9,869	Telenet Group Holding NV (Consumer Discretionary)*	540,829
8,741	UCB SA (Health Care)	801,001
19,164	Umicore SA (Materials)	1,071,163

		8,155,187

Canada – 8.4%
29,325	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	1,405,135
9,077	Atco Ltd., Class I (Utilities)	271,555
46,210	Aurora Cannabis, Inc. (Health Care)*	311,859
28,091	Bank of Montreal (Financials)	2,304,455
55,847	Bank of Nova Scotia (The) (Financials)	3,234,882

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
32,238	Barrick Gold Corp. (Materials)	$330,057
15,151	BCE, Inc. (Telecommunication Services)	618,496
136,148	Bombardier, Inc., Class B (Industrials)*	450,016
27,635	Brookfield Asset Management, Inc., Class A (Financials)	1,181,738
25,518	CAE, Inc. (Industrials)	509,793
93,766	Cameco Corp. (Energy)	975,089
23,272	Canadian Imperial Bank of Commerce (Financials)(a)	2,182,726
20,951	Canadian National Railway Co. (Industrials)	1,864,775
35,674	Canadian Natural Resources Ltd. (Energy)	1,219,091
5,925	Canadian Pacific Railway Ltd. (Industrials)	1,247,251
4,093	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	512,492
11,848	Canadian Utilities Ltd., Class A (Utilities)	288,488
160,769	Cenovus Energy, Inc. (Energy)	1,491,855
17,643	CGI Group, Inc., Class A (Information Technology)*	1,159,422
113,502	CI Financial Corp. (Financials)	1,827,940
7,242	Constellation Software, Inc. (Information Technology)	5,526,624
104,342	Dollarama, Inc. (Consumer Discretionary)	3,948,984
177,792	Empire Co. Ltd., Class A (Consumer Staples)	3,392,358
20,240	Enbridge, Inc. (Energy)	690,887
36,273	Encana Corp. (Energy)	480,691
2,327	Fairfax Financial Holdings Ltd. (Financials)	1,278,579
31,704	Finning International, Inc. (Industrials)	737,438
29,069	First Capital Realty, Inc. (Real Estate)	455,670
15,484	Fortis, Inc. (Utilities)	507,287
35,568	George Weston Ltd. (Consumer Staples)	2,772,446
10,960	Gildan Activewear, Inc. (Consumer Discretionary)	323,265
36,503	Great-West Lifeco, Inc. (Financials)	891,334
24,354	H&R Real Estate Investment Trust REIT (Real Estate)	379,332
130,907	Husky Energy, Inc. (Energy)	2,166,473
21,505	Hydro One Ltd. (Utilities)(b)	317,970
17,255	IGM Financial, Inc. (Financials)	481,809
35,603	Imperial Oil Ltd. (Energy)	1,110,452
45,039	Industrial Alliance Insurance & Financial Services, Inc. (Financials)	1,868,638
8,205	Intact Financial Corp. (Financials)	651,265
21,106	Linamar Corp. (Consumer Discretionary)	928,764

Common Stocks – (continued)
Canada – (continued)
39,074	Loblaw Cos. Ltd. (Consumer Staples)	2,022,696
24,749	Magna International, Inc. (Consumer Discretionary)	1,341,128
80,377	Manulife Financial Corp. (Financials)	1,471,991
4,635	Methanex Corp. (Materials)	338,468
23,919	Metro, Inc. (Consumer Staples)	749,515
26,381	National Bank of Canada (Financials)	1,321,326
8,040	Onex Corp. (Financials)	577,250
10,699	Open Text Corp. (Information Technology)	419,935
13,365	Pembina Pipeline Corp. (Energy)	456,211
97,485	Power Corp. of Canada (Financials)	2,186,768
61,031	Power Financial Corp. (Financials)	1,424,267
3,893	Restaurant Brands International, Inc. (Consumer Discretionary)	223,468
19,992	RioCan Real Estate Investment Trust REIT (Real Estate)	387,283
11,501	Rogers Communications, Inc., Class B (Telecommunication Services)	596,417
78,985	Royal Bank of Canada (Financials)	6,279,064
50,248	Saputo, Inc. (Consumer Staples)	1,539,867
15,310	Shaw Communications, Inc., Class B (Consumer Discretionary)	309,030
6,031	Shopify, Inc., Class A (Information Technology)*	878,136
12,259	SmartCentres Real Estate Investment Trust REIT (Real Estate)(a)	290,974
7,196	SNC-Lavalin Group, Inc. (Industrials)	289,893
35,066	Sun Life Financial, Inc. (Financials)(a)	1,394,895
54,536	Suncor Energy, Inc. (Energy)	2,246,769
95,868	Teck Resources Ltd., Class B (Materials)	2,162,259
13,573	TELUS Corp. (Telecommunication Services)	503,698
11,443	Thomson Reuters Corp. (Financials)	509,338
91,687	Toronto-Dominion Bank (The) (Financials)	5,530,260
15,688	TransCanada Corp. (Energy)	668,691
9,021	West Fraser Timber Co. Ltd. (Materials)	598,909
55,875	WSP Global, Inc. (Industrials)	3,010,681

		92,026,568

Chile – 0.0%
45,157	Antofagasta PLC (Materials)	472,829

China – 0.1%
220,282	BOC Hong Kong Holdings Ltd. (Financials)	1,074,902

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Colombia – 0.0%
6,805	Millicom International Cellular SA (Telecommunication Services)	$392,147

Denmark – 1.9%
22,477	Carlsberg A/S, Class B (Consumer Staples)	2,750,167
7,190	Chr Hansen Holding A/S (Materials)	731,612
20,218	Coloplast A/S, Class B (Health Care)	2,168,964
33,070	Danske Bank A/S (Financials)	975,182
12,942	DSV A/S (Industrials)	1,215,509
11,582	H Lundbeck A/S (Health Care)	681,081
11,671	ISS A/S (Industrials)	408,365
111,342	Novo Nordisk A/S, Class B (Health Care)	5,469,270
11,405	Novozymes A/S, Class B (Materials)	626,531
16,834	Orsted A/S (Utilities)(b)	1,066,640
17,058	Pandora A/S (Consumer Discretionary)(a)	1,021,467
25,178	Tryg A/S (Financials)	620,059
16,003	Vestas Wind Systems A/S (Industrials)	1,117,633
44,053	William Demant Holding A/S (Health Care)*	1,795,781

		20,648,261

Finland – 0.9%
9,451	Elisa OYJ (Telecommunication Services)	405,211
39,034	Fortum OYJ (Utilities)	990,070
10,277	Kone OYJ, Class B (Industrials)	556,133
10,969	Neste OYJ (Energy)	954,630
74,125	Nokia OYJ (Information Technology)	413,801
51,635	Orion OYJ, Class B (Health Care)	1,902,648
17,274	Sampo OYJ, Class A (Financials)	885,732
33,875	Stora Enso OYJ, Class R (Materials)	631,996
67,146	UPM-Kymmene OYJ (Materials)	2,593,728
13,065	Wartsila OYJ Abp (Industrials)	276,508

		9,610,457

France – 11.2%
11,190	Accor SA (Consumer Discretionary)	561,143
4,440	Aeroports de Paris (Industrials)	977,912
14,027	Air Liquide SA (Materials)	1,770,764
18,241	Airbus SE (Industrials)	2,255,198
15,764	Alstom SA (Industrials)	696,973
5,152	Amundi SA (Financials)(b)	372,249
27,251	Arkema SA (Materials)	3,421,134
47,139	Atos SE (Information Technology)	5,660,129
90,629	AXA SA (Financials)	2,292,941
13,646	BioMerieux (Health Care)	1,201,898
64,720	BNP Paribas SA (Financials)	3,808,760
8,613	Bouygues SA (Industrials)	381,107
22,043	Bureau Veritas SA (Industrials)	567,825

Common Stocks – (continued)
France – (continued)
23,041	Capgemini SE (Information Technology)	2,969,008
59,782	Carrefour SA (Consumer Staples)	1,069,081
46,573	Casino Guichard Perrachon SA (Consumer Staples)(a)	1,479,865
21,710	Cie de Saint-Gobain (Industrials)	936,246
9,671	Cie Generale des Etablissements Michelin (Consumer Discretionary)	1,147,162
76,691	CNP Assurances (Financials)	1,772,999
4,210	Covivio REIT (Real Estate)	441,095
156,630	Credit Agricole SA (Financials)	2,148,962
45,843	Danone SA (Consumer Staples)	3,617,404
343	Dassault Aviation SA (Industrials)	639,726
20,185	Dassault Systemes (Information Technology)	3,278,539
14,634	Edenred (Industrials)	558,985
20,503	Eiffage SA (Industrials)	2,313,003
37,877	Electricite de France SA (Utilities)	621,826
62,526	Engie SA (Utilities)	918,820
16,348	Essilor International SA (Health Care)	2,364,297
16,367	Eurazeo SA (Financials)	1,245,412
13,614	Eutelsat Communications SA (Consumer Discretionary)	323,134
8,013	Faurecia (Consumer Discretionary)	492,074
4,922	Gecina SA REIT (Real Estate)	846,986
25,813	Getlink (Industrials)	325,863
8,298	Hermes International (Consumer Discretionary)	5,408,574
7,849	ICADE REIT (Real Estate)	767,571
5,297	Imerys SA (Materials)	381,493
9,802	Ingenico Group SA (Information Technology)	690,436
18,065	Ipsen SA (Health Care)	3,219,002
3,763	Kering (Consumer Discretionary)	2,049,021
13,158	Klepierre SA REIT (Real Estate)	473,058
12,545	Legrand SA (Industrials)	947,287
20,861	L’Oreal SA (Consumer Staples)	5,016,974
16,840	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	5,914,248
77,969	Natixis SA (Financials)	521,622
40,720	Orange SA (Telecommunication Services)	660,919
10,285	Pernod Ricard SA (Consumer Staples)	1,627,457
149,672	Peugeot SA (Consumer Discretionary)	4,127,197
17,856	Publicis Groupe SA (Consumer Discretionary)	1,148,882
5,557	Remy Cointreau SA (Consumer Staples)	780,394
137,182	Rexel SA (Industrials)	2,162,732
17,554	Safran SA (Industrials)	2,293,623
61,177	Sanofi (Health Care)	5,245,211
22,894	Schneider Electric SE (Industrials)	1,870,994

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
13,194	SCOR SE (Financials)	$535,911
13,465	SEB SA (Consumer Discretionary)	2,516,043
10,145	Societe BIC SA (Industrials)	941,345
51,020	Societe Generale SA (Financials)	2,091,908
4,110	Sodexo SA (Consumer Discretionary)	429,040
20,697	Suez (Utilities)	299,928
5,156	Teleperformance (Industrials)	992,835
8,997	Thales SA (Industrials)	1,270,293
97,372	TOTAL SA (Energy)	6,103,055
26,707	Ubisoft Entertainment SA (Information Technology)*	2,879,278
2,549	Unibail-Rodamco-Westfield (Real Estate)	536,803
8,975	Valeo SA (Consumer Discretionary)	408,403
37,155	Veolia Environnement SA (Utilities)	785,054
29,597	Vinci SA (Industrials)	2,843,044
16,970	Vivendi SA (Consumer Discretionary)	441,292
2,476	Wendel SA (Financials)	367,593

		122,227,040

Germany – 7.3%
21,612	adidas AG (Consumer Discretionary)	5,403,779
24,576	Allianz SE (Financials)	5,251,033
11,013	Axel Springer SE (Consumer Discretionary)	802,133
33,696	BASF SE (Materials)	3,124,269
49,127	Bayer AG (Health Care)	4,594,460
5,028	Bayerische Motoren Werke AG (Consumer Discretionary)	487,955
24,945	Beiersdorf AG (Consumer Staples)	2,911,057
10,077	Brenntag AG (Industrials)	608,975
42,700	Commerzbank AG (Financials)*	404,655
3,722	Continental AG (Consumer Discretionary)	684,443
13,837	Covestro AG (Materials)(b)	1,181,370
18,732	Daimler AG (Consumer Discretionary)	1,213,963
9,830	Delivery Hero SE (Information Technology)*(b)	542,810
20,762	Deutsche Boerse AG (Financials)	2,874,633
112,023	Deutsche Lufthansa AG (Industrials)	2,931,318
108,017	Deutsche Post AG (Industrials)	3,947,538
147,058	Deutsche Telekom AG (Telecommunication Services)	2,380,028
16,597	Deutsche Wohnen SE (Real Estate)	840,784
62,689	E.ON SE (Utilities)	669,577
13,250	Evonik Industries AG (Materials)	495,020
5,039	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	454,021
8,674	Fresenius Medical Care AG & Co KGaA (Health Care)	880,645
23,726	Fresenius SE & Co KGaA (Health Care)	1,815,869

Common Stocks – (continued)
Germany – (continued)
4,527	Hannover Rueck SE (Financials)	623,105
11,706	HeidelbergCement AG (Materials)	934,055
9,753	Henkel AG & Co KGaA (Consumer Staples)	1,091,073
5,770	HOCHTIEF AG (Industrials)	938,532
28,941	HUGO BOSS AG (Consumer Discretionary)	2,317,365
41,827	Infineon Technologies AG (Information Technology)	1,066,752
7,501	KION Group AG (Industrials)	513,346
3,384	LANXESS AG (Materials)	266,475
4,278	Linde AG (Materials)	976,576
5,692	MAN SE (Industrials)	620,210
18,040	Merck KGaA (Health Care)	1,899,133
35,623	METRO AG (Consumer Staples)	557,674
4,252	MTU Aero Engines AG (Industrials)	934,526
4,734	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,023,388
8,510	OSRAM Licht AG (Industrials)	382,985
26,084	ProSiebenSat.1 Media SE (Consumer Discretionary)	688,613
2,574	Puma SE (Consumer Discretionary)	1,413,568
32,172	RWE AG (Utilities)	817,892
46,472	SAP SE (Information Technology)	5,602,749
27,901	Siemens AG (Industrials)	3,635,185
8,018	Symrise AG (Materials)	750,606
120,560	Telefonica Deutschland Holding AG (Telecommunication Services)	502,593
44,712	TUI AG (Consumer Discretionary)	826,387
49,143	Uniper SE (Utilities)	1,504,921
9,907	United Internet AG (Information Technology)	522,394
26,075	Vonovia SE (Real Estate)	1,340,647
7,543	Wirecard AG (Information Technology)	1,678,902
37,950	Zalando SE (Consumer Discretionary)*(b)	2,001,096

		79,931,083

Hong Kong – 2.8%
509,653	AIA Group Ltd. (Financials)	4,395,967
45,201	ASM Pacific Technology Ltd. (Information Technology)	476,837
93,086	Bank of East Asia Ltd. (The) (Financials)(a)	344,526
94,965	CK Asset Holdings Ltd. (Real Estate)	676,947
111,478	CK Hutchison Holdings Ltd. (Industrials)	1,284,662
38,145	CK Infrastructure Holdings Ltd. (Utilities)	278,959
86,343	CLP Holdings Ltd. (Utilities)	1,014,810
214,403	Dairy Farm International Holdings Ltd. (Consumer Staples)	1,987,516

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
110,639	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	$818,984
93,085	Hang Lung Group Ltd. (Real Estate)	260,912
116,763	Hang Lung Properties Ltd. (Real Estate)	230,583
53,527	Hang Seng Bank Ltd. (Financials)	1,451,228
52,487	Henderson Land Development Co. Ltd. (Real Estate)	277,518
517,751	HK Electric Investments & HK Electric Investments Ltd. (Utilities)(b)	523,101
384,734	HKT Trust & HKT Ltd. (Telecommunication Services)	497,038
574,260	Hong Kong & China Gas Co. Ltd. (Utilities)	1,182,337
84,563	Hong Kong Exchanges & Clearing Ltd. (Financials)	2,406,882
34,006	Hongkong Land Holdings Ltd. (Real Estate)	235,322
9,073	Jardine Matheson Holdings Ltd. (Industrials)	572,688
14,565	Jardine Strategic Holdings Ltd. (Industrials)	528,710
301,063	Kerry Properties Ltd. (Real Estate)	1,141,131
109,230	Link REIT (Real Estate)	1,088,278
14,023	Melco Resorts & Entertainment Ltd. ADR (Consumer Discretionary)	334,869
98,544	MTR Corp. Ltd. (Industrials)(a)	507,855
172,381	New World Development Co. Ltd. (Real Estate)	230,166
259,436	NWS Holdings Ltd. (Industrials)	462,092
2,601,173	PCCW Ltd. (Telecommunication Services)	1,381,963
42,244	Power Assets Holdings Ltd. (Utilities)	296,288
224,151	Shangri-La Asia Ltd. (Consumer Discretionary)	345,555
32,487	Sun Hung Kai Properties Ltd. (Real Estate)	482,200
91,938	Swire Pacific Ltd., Class A (Real Estate)	1,039,572
93,996	Swire Properties Ltd. (Real Estate)	369,450
143,186	Techtronic Industries Co. Ltd. (Consumer Discretionary)	875,655
2,300,804	WH Group Ltd. (Consumer Staples)(b)	1,735,372
37,812	Wharf Real Estate Investment Co. Ltd. (Real Estate)	250,750
141,038	Wheelock & Co. Ltd. (Real Estate)	884,980

		30,871,703

Ireland – 0.3%
7,025	AerCap Holdings NV (Industrials)*	400,214
34,179	CRH PLC (Materials)	1,137,741
38,953	James Hardie Industries PLC CDI (Materials)	596,376

Common Stocks – (continued)
Ireland – (continued)
11,510	Kerry Group PLC, Class A (Consumer Staples)	1,315,753
5,567	Smurfit Kappa Group PLC (Materials)	227,868

		3,677,952

Israel – 1.0%
72,601	Bank Hapoalim BM (Financials)	545,002
205,779	Bank Leumi Le-Israel BM (Financials)	1,385,238
592,832	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	709,870
7,864	Check Point Software Technologies Ltd. (Information Technology)*	913,718
7,447	Frutarom Industries Ltd. (Materials)	761,376
31,358	Mizrahi Tefahot Bank Ltd. (Financials)	567,064
14,816	Nice Ltd. (Information Technology)*	1,709,063
181,257	Teva Pharmaceutical Industries Ltd. ADR (Health Care)	4,152,598

		10,743,929

Italy – 2.3%
71,068	Assicurazioni Generali SpA (Financials)	1,186,153
67,223	Davide Campari-Milano SpA (Consumer Staples)	596,381
293,863	Enel SpA (Utilities)	1,456,534
105,950	Eni SpA (Energy)	1,969,899
17,598	Ferrari NV (Consumer Discretionary)	2,307,563
868,151	Intesa Sanpaolo SpA (Financials)	2,148,974
50,720	Luxottica Group SpA (Consumer Discretionary)	3,370,805
64,031	Mediobanca Banca di Credito Finanziario SpA (Financials)	597,192
54,073	Moncler SpA (Consumer Discretionary)	2,451,126
124,113	Poste Italiane SpA (Financials)(b)	957,697
85,262	Prysmian SpA (Industrials)	2,204,275
25,617	Recordati SpA (Health Care)	899,228
121,558	Snam SpA (Energy)	500,106
2,095,011	Telecom Italia SpA (Telecommunication Services)*	1,338,212
2,561,050	Telecom Italia SpA-RSP (Telecommunication Services)	1,427,017
105,510	Terna Rete Elettrica Nazionale SpA (Utilities)	555,616
84,367	UniCredit SpA (Financials)	1,220,534

		25,187,312

Japan – 22.3%
11,478	ABC-Mart, Inc. (Consumer Discretionary)	627,287
46,835	Aeon Co. Ltd. (Consumer Staples)(a)	1,016,444

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
16,870	Ajinomoto Co., Inc. (Consumer Staples)	$286,935
66,964	Alfresa Holdings Corp. (Health Care)	1,683,083
16,376	ANA Holdings, Inc. (Industrials)	568,438
11,100	Aozora Bank Ltd. (Financials)	392,907
30,872	Asahi Group Holdings Ltd. (Consumer Staples)	1,397,363
61,001	Asahi Kasei Corp. (Materials)	896,709
47,941	Asics Corp. (Consumer Discretionary)	718,564
187,535	Astellas Pharma, Inc. (Health Care)	3,182,945
44,730	Bandai Namco Holdings, Inc. (Consumer Discretionary)	1,738,615
14,863	Benesse Holdings, Inc. (Consumer Discretionary)	465,788
29,896	Bridgestone Corp. (Consumer Discretionary)	1,103,525
75,229	Brother Industries Ltd. (Information Technology)	1,548,204
55,933	Calbee, Inc. (Consumer Staples)	1,783,137
67,991	Canon, Inc. (Information Technology)	2,184,713
21,911	Casio Computer Co. Ltd. (Consumer Discretionary)	352,718
5,116	Central Japan Railway Co. (Industrials)	1,029,567
55,947	Chubu Electric Power Co., Inc. (Utilities)	815,100
10,741	Chugai Pharmaceutical Co. Ltd. (Health Care)	623,818
29,619	Chugoku Electric Power Co., Inc. (The) (Utilities)(a)	370,755
34,327	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	975,155
26,010	CyberAgent, Inc. (Consumer Discretionary)	1,482,466
15,501	Dai Nippon Printing Co. Ltd. (Industrials)	348,505
32,759	Dai-ichi Life Holdings, Inc. (Financials)	625,430
34,732	Daiichi Sankyo Co. Ltd. (Health Care)	1,358,772
10,435	Daikin Industries Ltd. (Industrials)	1,333,489
9,721	Daito Trust Construction Co. Ltd. (Real Estate)	1,459,662
23,249	Daiwa House Industry Co. Ltd. (Real Estate)	710,564
215	Daiwa House REIT Investment Corp. REIT (Real Estate)(a)	499,472
41,714	Daiwa Securities Group, Inc. (Financials)	250,694
22,971	DeNA Co. Ltd. (Information Technology)	398,163
14,491	Denso Corp. (Consumer Discretionary)	699,818

Common Stocks – (continued)
Japan – (continued)
3,227	Disco Corp. (Information Technology)	578,552
8,053	Don Quijote Holdings Co. Ltd. (Consumer Discretionary)	392,174
6,578	East Japan Railway Co. (Industrials)	596,490
12,655	Eisai Co. Ltd. (Health Care)	1,148,120
23,013	Electric Power Development Co. Ltd. (Utilities)	610,373
7,189	FamilyMart UNY Holdings Co. Ltd. (Consumer Staples)(a)	628,231
3,150	FANUC Corp. (Industrials)	618,580
6,851	Fast Retailing Co. Ltd. (Consumer Discretionary)(a)	3,201,067
31,319	Fuji Electric Co. Ltd. (Industrials)	252,789
39,543	FUJIFILM Holdings Corp. (Information Technology)	1,675,723
271,956	Fujitsu Ltd. (Information Technology)	1,994,205
27,262	Hakuhodo DY Holdings, Inc. (Consumer Discretionary)	460,984
15,991	Hamamatsu Photonics KK (Information Technology)	644,630
13,255	Hankyu Hanshin Holdings, Inc. (Industrials)	473,969
8,462	Hikari Tsushin, Inc. (Consumer Discretionary)	1,603,342
6,448	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	472,181
246,564	Hitachi Ltd. (Information Technology)	1,613,223
118,270	Honda Motor Co. Ltd. (Consumer Discretionary)	3,511,249
3,047	Hoshizaki Corp. (Industrials)	289,628
48,459	Hoya Corp. (Health Care)	2,839,321
27,339	Idemitsu Kosan Co. Ltd. (Energy)	1,383,161
17,193	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	318,168
33,694	Inpex Corp. (Energy)	369,195
70,892	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	802,997
142,039	ITOCHU Corp. (Industrials)	2,489,541
22,031	Japan Airlines Co. Ltd. (Industrials)	795,727
9,340	Japan Airport Terminal Co. Ltd. (Industrials)	419,051
18,525	Japan Exchange Group, Inc. (Financials)	327,113
24,992	Japan Post Bank Co. Ltd. (Financials)	292,552
38,552	Japan Post Holdings Co. Ltd. (Financials)	458,932
135	Japan Prime Realty Investment Corp. REIT (Real Estate)	489,426
102	Japan Real Estate Investment Corp. REIT (Real Estate)	543,644
238	Japan Retail Fund Investment Corp. REIT (Real Estate)	431,420

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
31,556	Japan Tobacco, Inc. (Consumer Staples)	$831,552
20,749	JGC Corp. (Industrials)	418,779
260,078	JXTG Holdings, Inc. (Energy)	1,835,100
85,186	Kajima Corp. (Industrials)	614,590
137,305	Kakaku.com, Inc. (Information Technology)	2,543,396
24,580	Kamigumi Co. Ltd. (Industrials)	500,090
130,838	Kansai Electric Power Co., Inc. (The) (Utilities)	1,879,059
54,836	Kao Corp. (Consumer Staples)	4,265,324
41,092	KDDI Corp. (Telecommunication Services)	1,089,882
15,513	Keihan Holdings Co. Ltd. (Industrials)	570,799
13,791	Keikyu Corp. (Industrials)	239,043
7,390	Keio Corp. (Industrials)	367,217
9,755	Keisei Electric Railway Co. Ltd. (Industrials)	328,143
2,630	Keyence Corp. (Information Technology)	1,491,642
22,752	Kikkoman Corp. (Consumer Staples)	1,142,883
10,708	Kintetsu Group Holdings Co. Ltd. (Industrials)	421,039
54,467	Kirin Holdings Co. Ltd. (Consumer Staples)	1,349,579
6,478	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	466,199
85,197	Kobe Steel Ltd. (Materials)	714,553
18,425	Komatsu Ltd. (Industrials)	525,242
4,517	Konami Holdings Corp. (Information Technology)	189,626
176,753	Konica Minolta, Inc. (Information Technology)	1,802,838
20,209	Kose Corp. (Consumer Staples)	3,736,164
23,445	Kuraray Co. Ltd. (Materials)	340,834
23,879	Kyushu Electric Power Co., Inc. (Utilities)	268,325
10,700	Kyushu Railway Co. (Industrials)	322,298
25,694	Lawson, Inc. (Consumer Staples)	1,510,798
30,294	LINE Corp. (Information Technology)*	1,398,794
96,211	Lion Corp. (Consumer Staples)	2,031,203
52,028	M3, Inc. (Health Care)	2,296,767
11,252	Makita Corp. (Industrials)	511,431
223,434	Marubeni Corp. (Industrials)	1,836,880
15,912	Marui Group Co. Ltd. (Consumer Discretionary)	352,293
12,395	Maruichi Steel Tube Ltd. (Materials)	380,619
161,886	Mazda Motor Corp. (Consumer Discretionary)	1,881,139
18,599	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	818,534
48,065	Medipal Holdings Corp. (Health Care)	971,400

Common Stocks – (continued)
Japan – (continued)
30,972	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,061,355
53,153	MISUMI Group, Inc. (Industrials)	1,372,865
218,243	Mitsubishi Chemical Holdings Corp. (Materials)	1,960,319
87,892	Mitsubishi Corp. (Industrials)	2,513,465
60,163	Mitsubishi Electric Corp. (Industrials)	813,857
18,688	Mitsubishi Estate Co. Ltd. (Real Estate)	310,863
29,865	Mitsubishi Heavy Industries Ltd. (Industrials)	1,111,268
13,836	Mitsubishi Tanabe Pharma Corp. (Health Care)	231,213
431,601	Mitsubishi UFJ Financial Group, Inc. (Financials)	2,610,975
219,664	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	1,238,130
115,448	Mitsui & Co. Ltd. (Industrials)	1,928,732
10,113	Mitsui Fudosan Co. Ltd. (Real Estate)	232,065
1,225,298	Mizuho Financial Group, Inc. (Financials)	2,155,888
10,216	MS&AD Insurance Group Holdings, Inc. (Financials)	314,629
4,410	Murata Manufacturing Co. Ltd. (Information Technology)	763,005
32,117	Nagoya Railroad Co. Ltd. (Industrials)	734,244
78,054	NEC Corp. (Information Technology)	2,161,030
40,633	Nexon Co. Ltd. (Information Technology)*	510,821
20,526	NGK Spark Plug Co. Ltd. (Consumer Discretionary)	584,950
8,046	NH Foods Ltd. (Consumer Staples)	294,238
8,107	Nidec Corp. (Industrials)	1,177,465
72,801	Nikon Corp. (Consumer Discretionary)	1,396,471
1,127	Nintendo Co. Ltd. (Information Technology)	408,173
102	Nippon Building Fund, Inc. REIT (Real Estate)	595,157
11,990	Nippon Electric Glass Co. Ltd. (Information Technology)	386,024
5,690	Nippon Paint Holdings Co. Ltd. (Materials)	225,270
240	Nippon Prologis REIT, Inc. (Real Estate)	468,594
47,398	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,115,887
10,843	Nissan Chemical Corp. (Materials)	518,266
74,182	Nissan Motor Co. Ltd. (Consumer Discretionary)	695,759
28,017	Nisshin Seifun Group, Inc. (Consumer Staples)	561,679

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
7,951	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	$508,388
17,169	Nitori Holdings Co. Ltd. (Consumer Discretionary)	2,612,085
3,086	Nitto Denko Corp. (Materials)	240,123
54,205	Nomura Holdings, Inc. (Financials)	248,575
396	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	552,832
10,827	Nomura Research Institute Ltd. (Information Technology)	539,959
87,927	NTT Data Corp. (Information Technology)	1,132,342
65,178	NTT DOCOMO, Inc. (Telecommunication Services)	1,695,798
8,768	Obic Co. Ltd. (Information Technology)	825,521
17,411	Odakyu Electric Railway Co. Ltd. (Industrials)	377,315
126,683	Oji Holdings Corp. (Materials)	869,421
30,886	Olympus Corp. (Health Care)	1,260,397
25,322	Omron Corp. (Information Technology)	1,136,104
13,261	Ono Pharmaceutical Co. Ltd. (Health Care)	349,210
4,571	Oracle Corp. Japan (Information Technology)	384,610
12,685	Oriental Land Co. Ltd. (Consumer Discretionary)	1,361,906
63,284	ORIX Corp. (Financials)	1,019,872
34,531	Osaka Gas Co. Ltd. (Utilities)	646,337
14,233	Otsuka Corp. (Information Technology)	516,642
14,471	Otsuka Holdings Co. Ltd. (Health Care)	680,059
85,830	Panasonic Corp. (Consumer Discretionary)	1,026,771
11,592	Park24 Co. Ltd. (Industrials)	340,803
48,507	Persol Holdings Co. Ltd. (Industrials)	1,087,071
77,189	Pola Orbis Holdings, Inc. (Consumer Staples)	2,728,781
151,750	Recruit Holdings Co. Ltd. (Industrials)	4,635,228
120,547	Resona Holdings, Inc. (Financials)	684,787
3,267	Rinnai Corp. (Consumer Discretionary)	243,659
7,881	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	2,345,430
8,583	Sankyo Co. Ltd. (Consumer Discretionary)	329,356
39,492	SBI Holdings, Inc. (Financials)	1,091,608
7,588	Secom Co. Ltd. (Industrials)	625,804
33,224	Sega Sammy Holdings, Inc. (Consumer Discretionary)	536,929
39,720	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	692,060

Common Stocks – (continued)
Japan – (continued)
20,297	Sekisui House Ltd. (Consumer Discretionary)	331,953
37,791	Seven & i Holdings Co. Ltd. (Consumer Staples)	1,542,177
11,202	SG Holdings Co. Ltd. (Industrials)	265,591
28,003	Shimadzu Corp. (Information Technology)	832,122
7,232	Shimamura Co. Ltd. (Consumer Discretionary)	669,817
2,391	Shimano, Inc. (Consumer Discretionary)	369,588
5,129	Shin-Etsu Chemical Co. Ltd. (Materials)	482,210
26,216	Shinsei Bank Ltd. (Financials)	403,341
17,970	Shionogi & Co. Ltd. (Health Care)	1,046,258
72,241	Shiseido Co. Ltd. (Consumer Staples)	5,097,295
11,913	Showa Denko KK (Materials)	568,334
17,762	Showa Shell Sekiyu KK (Energy)	358,972
7,803	SoftBank Group Corp. (Telecommunication Services)	724,813
53,001	Sony Corp. (Consumer Discretionary)	3,034,228
10,943	Sony Financial Holdings, Inc. (Financials)	218,594
13,489	Stanley Electric Co. Ltd. (Consumer Discretionary)	467,739
101,112	Start Today Co. Ltd. (Consumer Discretionary)	3,492,438
19,715	Subaru Corp. (Consumer Discretionary)	586,907
18,467	SUMCO Corp. (Information Technology)	330,419
118,315	Sumitomo Chemical Co. Ltd. (Materials)	673,281
110,715	Sumitomo Corp. (Industrials)	1,800,735
44,547	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	950,116
22,275	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	353,154
64,456	Sumitomo Mitsui Financial Group, Inc. (Financials)	2,546,618
17,147	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	689,839
12,379	Sumitomo Realty & Development Co. Ltd. (Real Estate)	429,807
28,669	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	426,086
27,998	Sundrug Co. Ltd. (Consumer Staples)	1,007,458
27,693	Suntory Beverage & Food Ltd. (Consumer Staples)	1,137,590
48,319	Suzuken Co. Ltd. (Health Care)	2,200,577
14,460	Suzuki Motor Corp. (Consumer Discretionary)	942,831
29,511	Sysmex Corp. (Health Care)	2,565,595

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
9,045	Taiheiyo Cement Corp. (Materials)	$274,079
16,932	Taisei Corp. (Industrials)	758,913
5,377	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	583,840
21,942	Taiyo Nippon Sanso Corp. (Materials)	323,733
21,649	Takeda Pharmaceutical Co. Ltd. (Health Care)	908,444
6,453	TDK Corp. (Information Technology)	726,861
27,853	Teijin Ltd. (Materials)	552,865
14,955	Terumo Corp. (Health Care)	826,750
17,449	Tobu Railway Co. Ltd. (Industrials)	487,820
10,605	Toho Co. Ltd. (Consumer Discretionary)	326,131
9,874	Toho Gas Co. Ltd. (Utilities)	331,701
35,865	Tohoku Electric Power Co., Inc. (Utilities)	450,880
25,505	Tokio Marine Holdings, Inc. (Financials)	1,204,578
7,084	Tokyo Century Corp. (Financials)	392,260
421,907	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	1,955,722
10,212	Tokyo Electron Ltd. (Information Technology)	1,738,301
13,664	Tokyo Gas Co. Ltd. (Utilities)	324,456
32,891	Tokyu Corp. (Industrials)	543,413
175,168	Tokyu Fudosan Holdings Corp. (Real Estate)	1,195,853
48,242	Toppan Printing Co. Ltd. (Industrials)	377,200
55,992	Toray Industries, Inc. (Materials)	420,981
128,780	Toshiba Corp. (Industrials)*	385,579
33,824	Tosoh Corp. (Materials)	532,594
9,622	TOTO Ltd. (Industrials)	407,841
11,382	Toyo Suisan Kaisha Ltd. (Consumer Staples)	420,339
9,681	Toyoda Gosei Co. Ltd. (Consumer Discretionary)	242,014
69,162	Toyota Motor Corp. (Consumer Discretionary)	4,322,430
18,601	Toyota Tsusho Corp. (Industrials)	635,774
7,174	Trend Micro, Inc. (Information Technology)	452,884
9,806	Tsuruha Holdings, Inc. (Consumer Staples)	1,122,227
34,558	Unicharm Corp. (Consumer Staples)	1,131,935
346	United Urban Investment Corp. REIT (Real Estate)	546,997
18,296	USS Co. Ltd. (Consumer Discretionary)	345,674
10,438	West Japan Railway Co. (Industrials)	701,860
8,842	Yakult Honsha Co. Ltd. (Consumer Staples)	629,948

Common Stocks – (continued)
Japan – (continued)
154,324	Yamada Denki Co. Ltd. (Consumer Discretionary)	766,853
28,828	Yamaguchi Financial Group, Inc. (Financials)	317,697
8,640	Yamaha Corp. (Consumer Discretionary)	413,748
16,461	Yamato Holdings Co. Ltd. (Industrials)	490,482
144,521	Yamazaki Baking Co. Ltd. (Consumer Staples)	2,817,824
22,111	Yaskawa Electric Corp. (Information Technology)(a)	743,780
25,806	Yokogawa Electric Corp. (Information Technology)	530,386
34,081	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	717,673

		243,604,860

Luxembourg – 0.4%
85,802	ArcelorMittal (Materials)	2,589,606
19,153	RTL Group SA (Consumer Discretionary)(a)	1,439,579
12,341	Tenaris SA (Energy)	207,484

		4,236,669

Macau – 0.2%
53,688	Sands China Ltd. (Consumer Discretionary)	261,979
1,656,157	SJM Holdings Ltd. (Consumer Discretionary)	1,873,724
159,302	Wynn Macau Ltd. (Consumer Discretionary)	443,470

		2,579,173

Netherlands – 3.7%
27,129	ABN AMRO Group NV (Financials)(b)	736,402
249,993	Aegon NV (Financials)	1,502,618
8,904	Akzo Nobel NV (Materials)	834,171
13,105	ASML Holding NV (Information Technology)	2,678,099
24,935	EXOR NV (Financials)	1,624,084
28,324	Heineken Holding NV (Consumer Staples)	2,705,602
14,770	Heineken NV (Consumer Staples)	1,463,121
161,409	ING Groep NV (Financials)	2,195,374
161,138	Koninklijke Ahold Delhaize NV (Consumer Staples)	3,929,665
10,645	Koninklijke DSM NV (Materials)	1,119,397
155,276	Koninklijke KPN NV (Telecommunication Services)	397,641
56,553	Koninklijke Philips NV (Health Care)	2,532,619
48,460	NN Group NV (Financials)	2,082,231
21,664	NXP Semiconductors NV (Information Technology)*	2,017,785

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
28,704	Randstad NV (Industrials)	$1,802,107
181,503	Royal Dutch Shell PLC, Class A (Energy)	5,901,250
145,930	Royal Dutch Shell PLC, Class B (Energy)	4,818,629
36,263	Wolters Kluwer NV (Industrials)	2,303,682

		40,644,477

New Zealand – 0.2%
88,096	a2 Milk Co. Ltd. (Consumer Staples)*	737,660
84,111	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	914,687
108,354	Meridian Energy Ltd. (Utilities)	232,933
46,587	Ryman Healthcare Ltd. (Health Care)	435,529

		2,320,809

Norway – 0.7%
16,876	Aker BP ASA (Energy)	599,348
27,542	DNB ASA (Financials)	562,518
59,106	Equinor ASA (Energy)	1,520,287
34,489	Gjensidige Forsikring ASA (Financials)	578,618
55,664	Marine Harvest ASA (Consumer Staples)	1,205,775
135,384	Norsk Hydro ASA (Materials)	749,714
49,233	Orkla ASA (Consumer Staples)	406,218
54,949	Schibsted ASA, Class B (Consumer Discretionary)	1,793,808
34,010	Telenor ASA (Telecommunication Services)	642,972

		8,059,258

Portugal – 0.4%
554,025	EDP – Energias de Portugal SA (Utilities)	2,169,105
31,649	Galp Energia SGPS SA (Energy)	643,308
83,986	Jeronimo Martins SGPS SA (Consumer Staples)	1,261,047

		4,073,460

Singapore – 1.2%
168,310	Ascendas Real Estate Investment Trust REIT (Real Estate)	336,608
217,859	CapitaLand Commercial Trust REIT (Real Estate)	281,457
183,302	CapitaLand Mall Trust REIT (Real Estate)	286,315
42,585	City Developments Ltd. (Real Estate)	288,449
138,061	DBS Group Holdings Ltd. (Financials)	2,514,231
42,955	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	1,017,087
56,708	Keppel Corp. Ltd. (Industrials)	270,285

Common Stocks – (continued)
Singapore – (continued)
315,391	Oversea-Chinese Banking Corp. Ltd. (Financials)	2,601,305
476,731	Singapore Exchange Ltd. (Financials)	2,578,429
166,095	Singapore Telecommunications Ltd. (Telecommunication Services)	391,582
177,536	Suntec Real Estate Investment Trust REIT (Real Estate)	242,321
89,155	United Overseas Bank Ltd. (Financials)	1,760,910
77,236	UOL Group Ltd. (Real Estate)	389,548
29,762	Venture Corp. Ltd. (Information Technology)	393,409

		13,351,936

South Africa – 0.6%
195,590	Anglo American PLC (Materials)	3,919,025
81,389	Investec PLC (Financials)	535,697
245,616	Mediclinic International PLC (Health Care)	1,574,169

		6,028,891

Spain – 2.4%
55,444	ACS Actividades de Construccion y Servicios SA (Industrials)	2,314,586
6,488	Aena SME SA (Industrials)(b)	1,151,190
49,750	Amadeus IT Group SA (Information Technology)	4,626,098
169,366	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,058,198
689,376	Banco Santander SA (Financials)	3,439,356
36,077	Bankinter SA (Financials)	321,701
19,552	Enagas SA (Energy)	544,832
21,192	Endesa SA (Utilities)	475,631
22,155	Ferrovial SA (Industrials)	480,103
7,597	Grifols SA (Health Care)	223,895
150,908	Iberdrola SA (Utilities)	1,127,584
98,153	Industria de Diseno Textil SA (Consumer Discretionary)	2,974,935
376,605	Mapfre SA (Financials)	1,112,538
30,241	Naturgy Energy Group SA (Utilities)	813,838
23,786	Red Electrica Corp. SA (Utilities)	500,918
194,272	Repsol SA (Energy)	3,744,276
124,549	Telefonica SA (Telecommunication Services)	1,012,505

		25,922,184

Sweden – 2.2%
25,170	Alfa Laval AB (Industrials)	675,226
30,302	Assa Abloy AB, Class B (Industrials)	618,215
44,268	Atlas Copco AB, Class A (Industrials)	1,263,146
17,983	Atlas Copco AB, Class B (Industrials)	475,928
34,345	Boliden AB (Materials)	899,933

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
42,194	Electrolux AB, Series B (Consumer Discretionary)	$942,114
44,276	Epiroc AB, Class A (Industrials)*	460,378
13,810	Essity AB, Class B (Consumer Staples)	358,232
149,325	Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	2,013,892
13,299	Hexagon AB, Class B (Information Technology)	790,681
34,386	Husqvarna AB, Class B (Consumer Discretionary)	273,614
14,001	ICA Gruppen AB (Consumer Staples)(a)	426,783
18,183	Industrivarden AB, Class C (Financials)	388,778
17,003	Investor AB, Class B (Financials)	768,038
14,637	Kinnevik AB, Class B (Financials)	481,254
11,827	L E Lundbergforetagen AB, Class B (Financials)	397,666
17,649	Lundin Petroleum AB (Energy)	613,705
57,591	Nordea Bank AB (Financials)	622,779
58,509	Sandvik AB (Industrials)	1,024,946
98,028	Securitas AB, Class B (Industrials)	1,745,662
64,437	Skandinaviska Enskilda Banken AB, Class A (Financials)	688,347
15,205	Skanska AB, Class B (Industrials)	285,745
14,903	SKF AB, Class B (Industrials)	286,676
46,991	Svenska Handelsbanken AB, Class A (Financials)	570,129
34,331	Swedbank AB, Class A (Financials)	799,614
39,041	Swedish Match AB (Consumer Staples)	2,089,121
34,665	Tele2 AB, Class B (Telecommunication Services)	427,979
222,123	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	1,875,408
137,836	Telia Co. AB (Telecommunication Services)	611,904
53,427	Volvo AB, Class B (Industrials)	921,009

		23,796,902

Switzerland – 8.1%
29,832	ABB Ltd. (Industrials)	704,851
16,485	Adecco Group AG (Industrials)	1,012,180
3,728	Baloise Holding AG (Financials)	574,369
827	Barry Callebaut AG (Consumer Staples)	1,477,671
220	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	1,641,299
15,670	Cie Financiere Richemont SA (Consumer Discretionary)	1,388,604
22,100	Clariant AG (Materials)*	553,471
71,324	Coca-Cola HBC AG (Consumer Staples)*	2,445,514
68,847	Credit Suisse Group AG (Financials)*	1,033,310

Common Stocks – (continued)
Switzerland – (continued)
3,103	Dufry AG (Consumer Discretionary)*(a)	384,707
1,380	EMS-Chemie Holding AG (Materials)	873,291
47,675	Ferguson PLC (Industrials)	3,830,091
1,616	Geberit AG (Industrials)	736,566
449	Givaudan SA (Materials)	1,094,760
410,087	Glencore PLC (Materials)*	1,671,254
9,363	Julius Baer Group Ltd. (Financials)*	498,792
21,312	Kuehne + Nagel International AG (Industrials)	3,448,793
6,941	LafargeHolcim Ltd. (Materials)*	338,760
2,661	Lonza Group AG (Health Care)*	858,201
177,532	Nestle SA (Consumer Staples)	14,939,049
117,812	Novartis AG (Health Care)	9,791,881
7,520	Pargesa Holding SA (Financials)	612,346
5,380	Partners Group Holding AG (Financials)	4,233,461
41,491	Roche Holding AG (Health Care)	10,330,920
2,598	Schindler Holding AG (Industrials)	601,750
3,536	Schindler Holding AG Participation Certificates (Industrials)	845,335
961	SGS SA (Industrials)	2,536,897
12,018	Sika AG (Materials)	1,785,737
8,471	Sonova Holding AG (Health Care)	1,610,813
124,278	STMicroelectronics NV (Information Technology)	2,560,097
2,955	Straumann Holding AG (Health Care)	2,360,394
4,540	Swatch Group AG (The) – Bearer (Consumer Discretionary)	1,941,623
17,802	Swatch Group AG (The) – Registered (Consumer Discretionary)	1,445,918
4,379	Swiss Life Holding AG (Financials)*	1,590,223
6,518	Swiss Prime Site AG (Real Estate)*	602,196
7,909	Swiss Re AG (Financials)	712,800
1,336	Swisscom AG (Telecommunication Services)	598,030
5,417	Temenos AG (Information Technology)*	980,224
106,164	UBS Group AG (Financials)*	1,661,454
3,898	Vifor Pharma AG (Health Care)	720,068
5,045	Zurich Insurance Group AG (Financials)	1,539,948

		88,567,648

United Arab Emirates – 0.1%
12,293	NMC Health PLC (Health Care)	626,970

United Kingdom – 12.5%
246,223	3i Group PLC (Financials)	2,868,733
125,695	Admiral Group PLC (Financials)	3,398,138
26,896	Ashtead Group PLC (Industrials)	825,709
24,594	Associated British Foods PLC (Consumer Staples)	731,703

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
58,703	AstraZeneca PLC (Health Care)	$4,421,538
508,932	Auto Trader Group PLC (Information Technology)(b)	2,970,725
127,957	Aviva PLC (Financials)	806,613
69,736	BAE Systems PLC (Industrials)	549,274
209,607	Barclays PLC (Financials)	478,671
144,941	Barratt Developments PLC (Consumer Discretionary)	1,021,058
25,361	Berkeley Group Holdings PLC (Consumer Discretionary)	1,200,840
801,484	BP PLC (Energy)	5,701,380
78,916	British American Tobacco PLC (Consumer Staples)	3,817,181
62,647	British Land Co. PLC (The) REIT (Real Estate)	517,540
167,053	BT Group PLC (Telecommunication Services)	471,926
20,002	Bunzl PLC (Industrials)	623,422
145,805	Burberry Group PLC (Consumer Discretionary)	4,237,443
272,303	Centrica PLC (Utilities)	507,176
91,026	CNH Industrial NV (Industrials)	1,090,860
18,349	Coca-Cola European Partners PLC (Consumer Staples)	782,401
33,715	Compass Group PLC (Consumer Discretionary)	726,772
18,021	Croda International PLC (Materials)	1,194,562
6,484	DCC PLC (Industrials)	586,138
93,272	Diageo PLC (Consumer Staples)	3,266,549
95,466	Direct Line Insurance Group PLC (Financials)	410,587
30,841	easyJet PLC (Industrials)	611,305
83,656	Experian PLC (Industrials)	2,087,651
207,733	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	3,519,112
218,532	GlaxoSmithKline PLC (Health Care)	4,432,111
49,792	GVC Holdings PLC (Consumer Discretionary)	713,183
148,424	Hargreaves Lansdown PLC (Financials)	4,244,109
865,267	HSBC Holdings PLC (Financials)	7,522,653
49,873	Imperial Brands PLC (Consumer Staples)	1,778,727
82,679	Informa PLC (Consumer Discretionary)	819,290
32,041	InterContinental Hotels Group PLC (Consumer Discretionary)	1,980,233
252,389	International Consolidated Airlines Group SA (Industrials)	2,272,886
13,873	Intertek Group PLC (Industrials)	925,733
712,241	J Sainsbury PLC (Consumer Staples)	3,001,233
9,871	Johnson Matthey PLC (Materials)	448,531
379,841	Kingfisher PLC (Consumer Discretionary)	1,350,265
40,544	Land Securities Group PLC REIT (Real Estate)	482,968

Common Stocks – (continued)
United Kingdom – (continued)
540,706	Legal & General Group PLC (Financials)	1,787,176
1,706,035	Lloyds Banking Group PLC (Financials)	1,314,929
22,695	London Stock Exchange Group PLC (Financials)	1,363,979
456,961	Marks & Spencer Group PLC (Consumer Discretionary)	1,791,308
100,431	Meggitt PLC (Industrials)	702,540
104,274	Merlin Entertainments PLC (Consumer Discretionary)(b)	504,036
14,966	Micro Focus International PLC (Information Technology)	253,849
35,509	Mondi PLC (Materials)	989,978
81,133	National Grid PLC (Utilities)	854,166
32,130	Next PLC (Consumer Discretionary)	2,296,852
78,861	Pearson PLC (Consumer Discretionary)	940,331
21,183	Persimmon PLC (Consumer Discretionary)	669,868
119,402	Prudential PLC (Financials)	2,692,593
13,599	Reckitt Benckiser Group PLC (Consumer Staples)	1,159,323
95,660	RELX NV (Industrials)*	2,123,611
74,700	RELX PLC (Industrials)	1,660,261
52,229	Rolls-Royce Holdings PLC (Industrials)*	682,240
92,053	Royal Bank of Scotland Group PLC (Financials)	288,705
541,997	Royal Mail PLC (Industrials)	3,155,982
81,547	RSA Insurance Group PLC (Financials)	669,437
290,581	Sage Group PLC (The) (Information Technology)	2,248,722
23,217	Schroders PLC (Financials)	927,921
164,390	Segro PLC REIT (Real Estate)	1,406,348
20,816	Severn Trent PLC (Utilities)	541,382
39,106	Sky PLC (Consumer Discretionary)	783,005
131,984	Smith & Nephew PLC (Health Care)	2,328,739
40,203	Smiths Group PLC (Industrials)	842,071
45,460	SSE PLC (Utilities)	740,355
25,915	St James’s Place PLC (Financials)	381,123
49,722	Standard Chartered PLC (Financials)	405,271
239,690	Taylor Wimpey PLC (Consumer Discretionary)	521,357
707,400	Tesco PLC (Consumer Staples)	2,266,427
87,173	Unilever NV (Consumer Staples)	5,025,139
83,712	Unilever PLC (Consumer Staples)	4,778,700
57,992	United Utilities Group PLC (Utilities)	558,982
1,013,402	Vodafone Group PLC (Telecommunication Services)	2,166,743
31,862	Whitbread PLC (Consumer Discretionary)	1,903,324

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
711,205	Wm Morrison Supermarkets PLC (Consumer Staples)	$2,433,452
69,844	WPP PLC (Consumer Discretionary)	1,160,619

		136,717,773

United States – 0.6%
112,041	Bausch Health Cos., Inc. (Health Care)*	2,589,759
16,922	Carnival PLC (Consumer Discretionary)	1,018,559
13,753	QIAGEN NV (Health Care)*	533,654
43,180	Shire PLC (Health Care)	2,524,701

		6,666,673

Zambia – 0.0%
26,595	First Quantum Minerals Ltd. (Materials)	333,878

TOTAL COMMON STOCKS
(Cost $1,000,069,171)		$1,086,094,216

Shares	Description	Rate	Value
Preferred Stocks – 0.5%
Germany – 0.5%
2,676	Bayerische Motoren Werke AG, (Consumer Discretionary)	5.63%	$224,952
41,247	FUCHS PETROLUB SE, (Materials)	1.87	2,421,140
10,379	Henkel AG & Co KGaA, (Consumer Staples)	1.68	1,327,752
8,223	Porsche Automobil Holding SE, (Consumer Discretionary)	3.21	521,618
3,138	Sartorius AG, (Health Care)	0.35	571,026
3,669	Volkswagen AG, (Consumer Discretionary)	2.75	601,229

TOTAL PREFERRED STOCKS
(Cost $5,357,770)			$5,667,717

Units	Description	Expiration Month	Value
Right – 0.0%
Sweden – 0.0%
14,283	Kinnevik AB (Financials)*
(Cost $0)		12/19	$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,005,426,941)			$1,091,761,933

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,382,605	1.879%	$12,382,605
(Cost $12,382,605)

TOTAL INVESTMENTS – 100.9%
(Cost $1,017,809,546)		$1,104,144,538

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(9,682,549)

NET ASSETS – 100.0%		$1,094,461,989

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,060,658, which represents approximately 1.3% of net assets as of August 31, 2018.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.5%
Consumer Discretionary – 19.9%
1,441	ABC-Mart, Inc.	$78,752
1,229	Aisin Seiki Co. Ltd.	56,970
5,104	Asics Corp.	76,501
3,365	Bandai Namco Holdings, Inc.	130,795
2,188	Benesse Holdings, Inc.	68,569
8,890	Bridgestone Corp.	328,149
5,277	Casio Computer Co. Ltd.	84,948
2,826	CyberAgent, Inc.	161,071
4,538	Denso Corp.	219,155
1,291	Dentsu, Inc.	60,426
2,179	Don Quijote Holdings Co. Ltd.	106,115
732	Fast Retailing Co. Ltd.(a)	342,020
5,763	Hakuhodo DY Holdings, Inc.	97,449
1,320	Hikari Tsushin, Inc.	250,108
27,008	Honda Motor Co. Ltd.	801,825
3,294	Iida Group Holdings Co. Ltd.	60,958
20,194	Isetan Mitsukoshi Holdings Ltd.	228,738
3,493	Isuzu Motors Ltd.	50,622
1,073	J Front Retailing Co. Ltd.	15,289
1,380	Koito Manufacturing Co. Ltd.	85,499
2,734	Marui Group Co. Ltd.	60,531
35,945	Mazda Motor Corp.	417,686
3,585	McDonald’s Holdings Co. Japan Ltd.	157,774
6,882	Mitsubishi Motors Corp.	49,155
701	NGK Spark Plug Co. Ltd.	19,977
10,770	Nikon Corp.	206,591
17,126	Nissan Motor Co. Ltd.	160,626
1,658	Nitori Holdings Co. Ltd.	252,248
1,032	NOK Corp.	19,749
2,741	Oriental Land Co. Ltd.	294,283
28,536	Panasonic Corp.	341,372
4,270	Rakuten, Inc.	32,728
700	Rinnai Corp.	52,207
646	Ryohin Keikaku Co. Ltd.	192,253
1,169	Sankyo Co. Ltd.	44,858
7,442	Sega Sammy Holdings, Inc.	120,269
10,087	Sekisui Chemical Co. Ltd.	175,750
6,832	Sekisui House Ltd.	111,736
646	Sharp Corp.(a)	15,340
693	Shimano, Inc.	107,120
15,558	Sony Corp.	890,672
2,458	Stanley Electric Co. Ltd.	85,233
4,159	Start Today Co. Ltd.	143,653
6,994	Subaru Corp.	208,208
5,509	Sumitomo Electric Industries Ltd.	87,341
4,269	Sumitomo Rubber Industries Ltd.	63,447
4,868	Suzuki Motor Corp.	317,407
2,350	Takashimaya Co. Ltd.	38,021
1,292	Toho Co. Ltd.	39,732
1,194	Toyoda Gosei Co. Ltd.	29,849
693	Toyota Industries Corp.	39,311
29,674	Toyota Motor Corp.	1,854,541
2,544	USS Co. Ltd.	48,065
40,993	Yamada Denki Co. Ltd.	203,699
2,476	Yamaha Corp.	118,569
4,113	Yamaha Motor Co. Ltd.	104,490

Common Stocks – (continued)
Consumer Discretionary – (continued)
3,664	Yokohama Rubber Co. Ltd. (The)	77,156

		10,485,606

Consumer Staples – 9.5%
10,599	Aeon Co. Ltd.(a)	230,027
7,183	Ajinomoto Co., Inc.	122,173
7,557	Asahi Group Holdings Ltd.	342,053
2,546	Calbee, Inc.	81,166
1,892	FamilyMart UNY Holdings Co. Ltd.	165,338
6,404	Kao Corp.	498,124
3,690	Kikkoman Corp.	185,357
18,011	Kirin Holdings Co. Ltd.	446,275
1,184	Kose Corp.	218,893
2,142	Lawson, Inc.	125,949
6,490	Lion Corp.	137,017
2,286	MEIJI Holdings Co. Ltd.	152,146
7,562	Nisshin Seifun Group, Inc.	151,601
1,958	Nissin Foods Holdings Co. Ltd.	125,195
5,504	Pola Orbis Holdings, Inc.	194,577
8,898	Seven & i Holdings Co. Ltd.	363,110
6,732	Shiseido Co. Ltd.	475,007
3,215	Sundrug Co. Ltd.	115,686
4,499	Suntory Beverage & Food Ltd.	184,813
2,928	Toyo Suisan Kaisha Ltd.	108,131
1,370	Tsuruha Holdings, Inc.	156,787
4,950	Unicharm Corp.	162,136
1,617	Yakult Honsha Co. Ltd.	115,203
8,745	Yamazaki Baking Co. Ltd.	170,507

		5,027,271

Energy – 2.5%
9,208	Idemitsu Kosan Co. Ltd.	465,860
11,272	Inpex Corp.	123,511
85,023	JXTG Holdings, Inc.	599,919
5,750	Showa Shell Sekiyu KK	116,208

		1,305,498

Financials – 10.4%
18,150	Acom Co. Ltd.(a)	74,312
2,032	AEON Financial Service Co. Ltd.	41,690
1,672	Aozora Bank Ltd.	59,184
964	Bank of Kyoto Ltd. (The)	48,772
3,213	Chiba Bank Ltd. (The)	21,152
3,045	Concordia Financial Group Ltd.	14,637
10,459	Credit Saison Co. Ltd.	173,554
19,495	Dai-ichi Life Holdings, Inc.	372,196
8,525	Daiwa Securities Group, Inc.	51,234
3,086	Fukuoka Financial Group, Inc.	17,338
8,147	Japan Exchange Group, Inc.	143,859
3,931	Japan Post Bank Co. Ltd.	46,016
15,873	Japan Post Holdings Co. Ltd.	188,956
10,779	Mebuki Financial Group, Inc.	38,300
137,297	Mitsubishi UFJ Financial Group, Inc.	830,580
28,514	Mitsubishi UFJ Lease & Finance Co. Ltd.	160,718
308,637	Mizuho Financial Group, Inc.	543,041
3,107	MS&AD Insurance Group Holdings, Inc.	95,688

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
20,755	Nomura Holdings, Inc.	$95,179
24,012	ORIX Corp.	386,972
19,524	Resona Holdings, Inc.	110,909
3,519	SBI Holdings, Inc.	97,270
17,057	Seven Bank Ltd.	53,224
7,304	Shinsei Bank Ltd.	112,374
2,736	Shizuoka Bank Ltd. (The)	24,230
4,671	Sompo Holdings, Inc.	199,840
1,061	Sony Financial Holdings, Inc.	21,194
19,600	Sumitomo Mitsui Financial Group, Inc.	774,384
3,683	Sumitomo Mitsui Trust Holdings, Inc.	148,170
3,372	T&D Holdings, Inc.	51,377
6,785	Tokio Marine Holdings, Inc.	320,450
2,163	Tokyo Century Corp.	119,771
3,752	Yamaguchi Financial Group, Inc.	41,349

		5,477,920

Health Care – 8.9%
7,475	Alfresa Holdings Corp.	187,878
29,803	Astellas Pharma, Inc.	505,833
3,282	Chugai Pharmaceutical Co. Ltd.	190,613
8,087	Daiichi Sankyo Co. Ltd.	316,376
3,390	Eisai Co. Ltd.	307,557
1,382	Hisamitsu Pharmaceutical Co., Inc.	101,203
6,125	Hoya Corp.	358,877
5,077	Kyowa Hakko Kirin Co. Ltd.	90,199
3,503	M3, Inc.	154,639
5,522	Medipal Holdings Corp.	111,600
2,676	Mitsubishi Tanabe Pharma Corp.	44,719
4,056	Olympus Corp.	165,517
3,175	Ono Pharmaceutical Co. Ltd.	83,609
3,735	Otsuka Holdings Co. Ltd.	175,525
5,025	Santen Pharmaceutical Co. Ltd.	77,583
4,379	Shionogi & Co. Ltd.	254,956
7,681	Sumitomo Dainippon Pharma Co. Ltd.	163,823
11,350	Suzuken Co. Ltd.	516,909
2,906	Sysmex Corp.	252,639
539	Taisho Pharmaceutical Holdings Co. Ltd.	58,525
8,500	Takeda Pharmaceutical Co. Ltd.	356,680
4,363	Terumo Corp.	241,198

		4,716,458

Industrials – 18.9%
1,135	AGC, Inc.	45,549
2,761	Amada Holdings Co. Ltd.	29,581
3,038	ANA Holdings, Inc.	105,454
1,612	Central Japan Railway Co.	324,406
2,204	Dai Nippon Printing Co. Ltd.	49,552
1,923	Daifuku Co. Ltd.	100,065
2,800	Daikin Industries Ltd.	357,812
3,082	East Japan Railway Co.	279,474
1,545	FANUC Corp.	303,399
5,791	Fuji Electric Co. Ltd.	46,742
2,244	Hankyu Hanshin Holdings, Inc.	80,240
942	Hino Motors Ltd.	9,940
3,612	Hitachi Construction Machinery Co. Ltd.	108,147

Common Stocks – (continued)
Industrials – (continued)
1,080	Hoshizaki Corp.	102,658
339	IHI Corp.	11,862
26,368	ITOCHU Corp.	462,156
3,964	Japan Airlines Co. Ltd.	143,174
1,370	Japan Airport Terminal Co. Ltd.	61,467
4,643	JGC Corp.	93,710
26,022	Kajima Corp.	187,740
3,497	Kamigumi Co. Ltd.	71,148
695	Kawasaki Heavy Industries Ltd.	19,054
1,346	Keihan Holdings Co. Ltd.	49,526
1,981	Keikyu Corp.	34,337
1,126	Keio Corp.	55,952
2,670	Keisei Electric Railway Co. Ltd.	89,815
1,892	Kintetsu Group Holdings Co. Ltd.	74,394
8,436	Komatsu Ltd.	240,485
7,270	Kubota Corp.	113,851
2,155	Kurita Water Industries Ltd.	64,134
1,894	Kyushu Railway Co.	57,050
3,816	LIXIL Group Corp.	74,988
2,515	Makita Corp.	114,313
62,546	Marubeni Corp.	514,199
3,034	MINEBEA MITSUMI, Inc.	57,076
6,198	MISUMI Group, Inc.	160,085
23,339	Mitsubishi Corp.	667,430
19,886	Mitsubishi Electric Corp.	269,008
11,146	Mitsubishi Heavy Industries Ltd.	414,740
34,007	Mitsui & Co. Ltd.	568,138
1,690	Mitsui OSK Lines Ltd.	45,540
756	Nabtesco Corp.	19,751
4,205	Nagoya Railroad Co. Ltd.	96,133
1,718	NGK Insulators Ltd.	28,043
2,392	Nidec Corp.	347,415
1,698	Nippon Express Co. Ltd.	106,580
661	Nippon Yusen KK	12,495
1,073	NSK Ltd.	12,202
5,776	Obayashi Corp.	54,226
2,276	Odakyu Electric Railway Co. Ltd.	49,323
2,785	Park24 Co. Ltd.	81,879
5,745	Persol Holdings Co. Ltd.	128,749
15,053	Recruit Holdings Co. Ltd.	459,796
1,351	Secom Co. Ltd.	111,421
1,523	Seibu Holdings, Inc.	27,511
2,661	SG Holdings Co. Ltd.	63,090
4,841	Shimizu Corp.	42,435
493	SMC Corp.	164,370
989	Sohgo Security Services Co. Ltd.	43,615
23,458	Sumitomo Corp.	381,535
1,480	Sumitomo Heavy Industries Ltd.	48,250
3,213	Taisei Corp.	144,011
309	THK Co. Ltd.	8,293
2,313	Tobu Railway Co. Ltd.	64,664
3,260	Tokyu Corp.	53,861
5,686	Toppan Printing Co. Ltd.	44,458
39,101	Toshiba Corp.*	117,072
3,148	TOTO Ltd.	133,432
8,468	Toyota Tsusho Corp.	289,433

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
1,927	West Japan Railway Co.	$129,573
2,003	Yamato Holdings Co. Ltd.	59,683

		9,981,690

Information Technology – 13.4%
1,482	Alps Electric Co. Ltd.	44,640
6,955	Brother Industries Ltd.	143,133
13,543	Canon, Inc.	435,169
3,206	DeNA Co. Ltd.	55,571
730	Disco Corp.	130,878
6,029	FUJIFILM Holdings Corp.	255,492
41,905	Fujitsu Ltd.	307,282
2,706	Hamamatsu Photonics KK	109,084
339	Hirose Electric Co. Ltd.	40,417
537	Hitachi High-Technologies Corp.	21,139
81,517	Hitachi Ltd.	533,351
7,322	Kakaku.com, Inc.	135,631
1,184	Keyence Corp.	671,522
2,396	Konami Holdings Corp.	100,585
16,675	Konica Minolta, Inc.	170,081
1,542	Kyocera Corp.	97,483
2,002	LINE Corp.*	92,440
1,559	Murata Manufacturing Co. Ltd.	269,734
15,500	NEC Corp.	429,138
10,272	Nexon Co. Ltd.*	129,135
1,170	Nintendo Co. Ltd.	423,747
3,582	Nippon Electric Glass Co. Ltd.	115,324
1,826	Nomura Research Institute Ltd.	91,065
17,734	NTT Data Corp.	228,382
1,643	Obic Co. Ltd.	154,691
4,048	Omron Corp.	181,619
1,917	Oracle Corp. Japan	161,299
3,986	Otsuka Corp.	144,687
7,805	Ricoh Co. Ltd.	82,002
630	Rohm Co. Ltd.	56,986
6,390	Seiko Epson Corp.	109,549
5,228	Shimadzu Corp.	155,353
956	TDK Corp.	107,683
2,210	Tokyo Electron Ltd.	376,189
2,193	Trend Micro, Inc.	138,441
7,745	Yahoo Japan Corp.	26,682
5,848	Yaskawa Electric Corp.(a)	196,718
7,490	Yokogawa Electric Corp.	153,941

		7,076,263

Materials – 4.6%
1,866	Air Water, Inc.	33,522
14,507	Asahi Kasei Corp.	213,252
1,091	Hitachi Chemical Co. Ltd.	22,945
2,044	JFE Holdings, Inc.	44,821
3,942	Kaneka Corp.	36,084
1,571	Kansai Paint Co. Ltd.	31,127
32,251	Kobe Steel Ltd.	270,491
2,749	Kuraray Co. Ltd.	39,964
1,251	Maruichi Steel Tube Ltd.	38,415
34,925	Mitsubishi Chemical Holdings Corp.	313,706

Common Stocks – (continued)
Materials – (continued)
1,553	Mitsui Chemicals, Inc.	40,252
573	Nippon Paint Holdings Co. Ltd.	22,685
2,669	Nippon Steel & Sumitomo Metal Corp.	53,808
2,534	Nissan Chemical Corp.	121,118
1,607	Nitto Denko Corp.	125,041
32,159	Oji Holdings Corp.	220,706
2,927	Shin-Etsu Chemical Co. Ltd.	275,186
29,036	Sumitomo Chemical Co. Ltd.	165,232
2,829	Sumitomo Metal Mining Co. Ltd.	91,591
612	Taiheiyo Cement Corp.	18,545
5,159	Taiyo Nippon Sanso Corp.	76,116
3,007	Teijin Ltd.	59,687
10,029	Toray Industries, Inc.	75,404
1,760	Tosoh Corp.	27,713
1,128	Toyo Seikan Group Holdings Ltd.	21,403

		2,438,814

Real Estate – 3.1%
2,465	Aeon Mall Co. Ltd.	41,326
1,514	Daito Trust Construction Co. Ltd.	227,336
7,506	Daiwa House Industry Co. Ltd.	229,407
21	Daiwa House REIT Investment Corp. REIT(a)	48,786
3,407	Hulic Co. Ltd.	32,323
14	Japan Prime Realty Investment Corp. REIT	50,755
11	Japan Real Estate Investment Corp. REIT	58,628
29	Japan Retail Fund Investment Corp. REIT	52,568
6,452	Mitsubishi Estate Co. Ltd.	107,325
5,889	Mitsui Fudosan Co. Ltd.	135,136
19	Nippon Building Fund, Inc. REIT	110,863
23	Nippon Prologis REIT, Inc. REIT	44,907
1,902	Nomura Real Estate Holdings, Inc.	41,321
59	Nomura Real Estate Master Fund, Inc. REIT	82,366
3,062	Sumitomo Realty & Development Co. Ltd.	106,315
2,407	Tokyo Tatemono Co. Ltd.	29,565
26,910	Tokyu Fudosan Holdings Corp.	183,712
36	United Urban Investment Corp. REIT	56,913

		1,639,552

Telecommunication Services – 3.9%
19,339	KDDI Corp.	512,928
10,629	Nippon Telegraph & Telephone Corp.	474,487
15,387	NTT DOCOMO, Inc.	400,338
7,339	SoftBank Group Corp.	681,713

		2,069,466

Utilities – 3.4%
13,119	Chubu Electric Power Co., Inc.	191,133
4,224	Chugoku Electric Power Co., Inc. (The)(a)	52,874
10,641	Electric Power Development Co. Ltd.	282,231
27,533	Kansai Electric Power Co., Inc. (The)	395,421
4,471	Kyushu Electric Power Co., Inc.	50,240
5,562	Osaka Gas Co. Ltd.	104,107

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
2,299	Toho Gas Co. Ltd.	$77,231
4,379	Tohoku Electric Power Co., Inc.	55,051
98,412	Tokyo Electric Power Co. Holdings, Inc.*	456,182
4,289	Tokyo Gas Co. Ltd.	101,844

		1,766,314

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $42,976,122)		$51,984,852

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 1.8%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
928,809	1.879%	928,809
(Cost $928,809)

TOTAL INVESTMENTS – 100.3%
(Cost $43,904,931)		$52,913,661

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(136,022)

NET ASSETS – 100.0%		$52,777,639

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.7%
Consumer Discretionary – 14.6%
52,248	Amazon.com, Inc.*	$105,160,072
86,183	Aramark	3,540,398
14,951	AutoZone, Inc.*	11,465,623
211,146	Best Buy Co., Inc.	16,798,776
7,034	Booking Holdings, Inc.*	13,727,203
80,611	Carnival Corp.	4,956,770
2,830	Charter Communications, Inc., Class A*	878,432
368,761	Comcast Corp., Class A	13,640,469
37,508	Darden Restaurants, Inc.	4,352,428
98,020	DISH Network Corp., Class A*	3,465,007
78,003	Dollar General Corp.	8,403,263
68,697	Dollar Tree, Inc.*	5,530,795
45,338	Domino’s Pizza, Inc.	13,536,113
58,674	DR Horton, Inc.	2,611,580
26,905	Expedia Group, Inc.	3,511,103
1,147,139	Ford Motor Co.	10,874,878
26,802	General Motors Co.	966,212
63,496	Genuine Parts Co.	6,340,076
59,997	Hasbro, Inc.	5,958,302
61,225	Hilton Worldwide Holdings, Inc.	4,752,285
197,429	Home Depot, Inc. (The)	39,637,820
265,778	Kohl’s Corp.	21,025,698
130,873	L Brands, Inc.	3,458,973
50,579	Las Vegas Sands Corp.	3,308,878
52,471	Lear Corp.	8,510,796
31,976	Lennar Corp., Class A	1,652,200
39,584	LKQ Corp.*	1,366,440
182,916	Lowe’s Cos., Inc.	19,892,115
45,652	Marriott International, Inc., Class A	5,773,608
102,697	McDonald’s Corp.	16,660,534
4,309	Mohawk Industries, Inc.*	825,561
46,736	Netflix, Inc.*	17,183,892
246,823	NIKE, Inc., Class B	20,288,851
1,543	NVR, Inc.*	4,117,418
12,640	Omnicom Group, Inc.	876,205
34,984	O’Reilly Automotive, Inc.*	11,734,333
69,749	PVH Corp.	9,985,267
644,002	Qurate Retail, Inc.*	13,388,802
131,676	Ross Stores, Inc.	12,611,927
20,618	Royal Caribbean Cruises Ltd.	2,527,354
155,132	Starbucks Corp.	8,291,805
158,217	Tapestry, Inc.	8,020,020
267,574	Target Corp.	23,412,725
53,231	Tiffany & Co.	6,528,782
157,059	TJX Cos., Inc. (The)	17,271,778
84,274	Twenty-First Century Fox, Inc., Class A	3,826,040
31,711	Ulta Beauty, Inc.*	8,244,860
120,523	VF Corp.	11,103,784
321,577	Viacom, Inc., Class B	9,415,775
109,636	Walt Disney Co. (The)	12,281,425
90,664	Wyndham Destinations, Inc.	4,007,349
51,234	Wyndham Hotels & Resorts, Inc.	2,907,530
12,083	Wynn Resorts Ltd.	1,792,392

Common Stocks – (continued)
Consumer Discretionary – (continued)
99,681	Yum! Brands, Inc.	8,661,282

		581,062,004

Consumer Staples – 8.4%
139,479	Altria Group, Inc.	8,162,311
89,664	Archer-Daniels-Midland Co.	4,519,066
162,352	Brown-Forman Corp., Class B	8,478,022
11,293	Bunge Ltd.	733,819
94,140	Church & Dwight Co., Inc.	5,326,441
85,162	Clorox Co. (The)	12,346,787
373,015	Coca-Cola Co. (The)	16,625,279
185,391	Colgate-Palmolive Co.	12,311,816
80,797	Conagra Brands, Inc.	2,969,290
28,371	Constellation Brands, Inc., Class A	5,906,842
85,902	Costco Wholesale Corp.	20,026,333
116,937	Estee Lauder Cos., Inc. (The), Class A	16,385,212
83,470	General Mills, Inc.	3,840,455
80,464	Hershey Co. (The)	8,088,241
96,274	Hormel Foods Corp.(a)	3,769,127
71,204	Ingredion, Inc.	7,196,588
57,358	JM Smucker Co. (The)	5,929,670
58,129	Kellogg Co.	4,173,081
138,142	Keurig Dr Pepper, Inc.	3,149,638
81,235	Kimberly-Clark Corp.	9,385,892
47,842	Kraft Heinz Co. (The)	2,787,753
367,700	Kroger Co. (The)	11,582,550
79,420	Lamb Weston Holdings, Inc.	5,368,792
25,743	McCormick & Co., Inc.	3,214,786
186,781	Molson Coors Brewing Co., Class B	12,465,764
76,442	Mondelez International, Inc., Class A	3,265,602
94,264	Monster Beverage Corp.*	5,739,735
210,470	PepsiCo, Inc.	23,574,745
183,970	Philip Morris International, Inc.	14,329,423
242,688	Procter & Gamble Co. (The)	20,130,970
198,407	Sysco Corp.	14,844,812
136,001	Tyson Foods, Inc., Class A	8,542,223
227,247	Walgreens Boots Alliance, Inc.	15,580,054
358,820	Walmart, Inc.	34,396,485

		335,147,604

Energy – 4.0%
44,911	Anadarko Petroleum Corp.	2,892,268
23,124	Andeavor	3,533,116
17,777	Cheniere Energy, Inc.*	1,189,815
157,750	Chevron Corp.	18,687,065
109,017	ConocoPhillips	8,005,118
18,563	Devon Energy Corp.	796,910
36,998	EOG Resources, Inc.	4,374,273
458,311	Exxon Mobil Corp.	36,742,793
21,858	Hess Corp.	1,471,918
182,766	HollyFrontier Corp.	13,619,722
88,327	Kinder Morgan, Inc.	1,563,388
103,847	Marathon Oil Corp.	2,233,749
230,003	Marathon Petroleum Corp.	18,926,947

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
53,884	National Oilwell Varco, Inc.	$2,536,320
87,959	Occidental Petroleum Corp.	7,025,285
49,813	ONEOK, Inc.	3,283,175
56,001	Phillips 66	6,636,678
48,585	Schlumberger Ltd.	3,068,629
175,734	Valero Energy Corp.	20,715,524
78,165	Williams Cos., Inc. (The)	2,312,902

		159,615,595

Financials – 11.8%
193,317	Aflac, Inc.	8,938,978
3,592	Alleghany Corp.	2,269,354
89,442	Allstate Corp. (The)	8,995,182
429,221	Ally Financial, Inc.	11,537,461
92,678	American Express Co.	9,822,015
54,017	American International Group, Inc.	2,872,084
14,119	Ameriprise Financial, Inc.	2,004,333
903,804	Annaly Capital Management, Inc. REIT	9,598,399
27,859	Aon PLC	4,055,156
92,475	Arch Capital Group Ltd.*	2,826,961
49,924	Arthur J Gallagher & Co.	3,601,517
1,163,437	Bank of America Corp.	35,985,106
74,121	Bank of New York Mellon Corp. (The)	3,865,410
67,705	BB&T Corp.	3,497,640
158,579	Berkshire Hathaway, Inc., Class B*	33,098,609
11,132	BlackRock, Inc.	5,332,896
55,553	Capital One Financial Corp.	5,504,747
39,411	Cboe Global Markets, Inc.	3,972,629
77,915	Charles Schwab Corp. (The)	3,957,303
31,117	Chubb Ltd.	4,208,263
33,166	Cincinnati Financial Corp.	2,542,837
146,779	Citigroup, Inc.	10,456,536
100,280	Citizens Financial Group, Inc.	4,127,525
45,611	CME Group, Inc.	7,969,610
14,353	Comerica, Inc.	1,399,130
59,786	Discover Financial Services	4,670,482
51,273	E*TRADE Financial Corp.*	3,017,929
3,865	Everest Re Group Ltd.	861,972
234,933	Fifth Third Bancorp	6,914,078
15,866	First Republic Bank	1,611,827
27,226	Franklin Resources, Inc.	864,153
53,844	Hartford Financial Services Group, Inc. (The)	2,712,122
74,904	Huntington Bancshares, Inc.	1,214,194
64,010	Intercontinental Exchange, Inc.	4,879,482
160,942	Invesco Ltd.	3,878,702
476,229	JPMorgan Chase & Co.	54,566,319
143,025	KeyCorp	3,013,537
47,302	Lincoln National Corp.	3,102,065
58,655	Loews Corp.	2,950,933
13,238	M&T Bank Corp.	2,345,112
2,950	Markel Corp.*	3,565,960
93,851	Marsh & McLennan Cos., Inc.	7,942,610
54,247	MetLife, Inc.	2,489,395

Common Stocks – (continued)
Financials – (continued)
59,242	Moody’s Corp.	10,546,261
206,114	Morgan Stanley	10,064,547
50,515	MSCI, Inc.	9,105,834
47,462	Nasdaq, Inc.	4,529,773
29,268	Northern Trust Corp.	3,145,139
52,965	PNC Financial Services Group, Inc. (The)	7,602,596
60,585	Principal Financial Group, Inc.	3,343,686
133,229	Progressive Corp. (The)	8,996,954
74,208	Prudential Financial, Inc.	7,290,936
13,359	Raymond James Financial, Inc.	1,242,921
91,894	Regions Financial Corp.	1,788,257
35,619	Reinsurance Group of America, Inc.	5,088,174
79,625	S&P Global, Inc.	16,486,356
71,826	SEI Investments Co.	4,530,784
27,569	State Street Corp.	2,396,022
69,069	SunTrust Banks, Inc.	5,080,716
150,369	Synchrony Financial	4,762,186
95,178	T Rowe Price Group, Inc.	11,030,178
38,874	TD Ameritrade Holding Corp.	2,276,850
26,690	Travelers Cos., Inc. (The)	3,512,404
84,629	Unum Group	3,121,118
143,241	US Bancorp	7,750,771
514,645	Wells Fargo & Co.	30,096,440
14,952	Willis Towers Watson PLC	2,201,981

		469,031,437

Health Care – 14.8%
167,981	Abbott Laboratories	11,227,850
169,077	AbbVie, Inc.	16,228,010
23,722	ABIOMED, Inc.*	9,644,891
53,631	Aetna, Inc.	10,740,680
54,665	Agilent Technologies, Inc.	3,692,074
36,484	Align Technology, Inc.*	14,100,701
64,639	Allergan PLC	12,391,943
92,919	Amgen, Inc.	18,566,145
32,352	Anthem, Inc.	8,564,545
104,114	Baxter International, Inc.	7,742,958
30,313	Becton Dickinson and Co.	7,938,065
37,301	Biogen, Inc.*	13,185,531
141,100	Boston Scientific Corp.*	5,017,516
242,938	Bristol-Myers Squibb Co.	14,709,896
187,973	Cardinal Health, Inc.	9,810,311
75,710	Celgene Corp.*	7,150,810
80,507	Centene Corp.*	11,792,665
49,783	Cerner Corp.*	3,241,371
47,126	Cigna Corp.	8,875,711
4,165	Cooper Cos., Inc. (The)	1,065,324
175,855	CVS Health Corp.	13,231,330
57,578	Danaher Corp.	5,961,626
17,668	DaVita, Inc.*	1,224,216
16,482	DENTSPLY SIRONA, Inc.	657,961
65,578	Edwards Lifesciences Corp.*	9,458,971
140,189	Eli Lilly & Co.	14,810,968
155,744	Express Scripts Holding Co.*	13,708,587
202,632	Gilead Sciences, Inc.	15,345,321

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
20,092	HCA Healthcare, Inc.	$2,694,538
81,535	Henry Schein, Inc.*	6,333,639
27,189	Hologic, Inc.*	1,081,035
35,760	Humana, Inc.	11,917,378
52,676	IDEXX Laboratories, Inc.*	13,381,811
22,799	Illumina, Inc.*	8,089,769
20,543	Intuitive Surgical, Inc.*	11,504,080
37,590	IQVIA Holdings, Inc.*	4,777,313
12,533	Jazz Pharmaceuticals PLC*	2,142,140
367,973	Johnson & Johnson	49,562,283
18,689	Laboratory Corp. of America Holdings*	3,230,767
45,913	McKesson Corp.	5,911,299
70,097	Medtronic PLC	6,758,052
277,964	Merck & Co., Inc.	19,065,551
18,758	Mettler-Toledo International, Inc.*	10,963,301
389,996	Mylan NV*	15,260,543
57,608	Nektar Therapeutics*	3,830,356
80,244	Perrigo Co. PLC	6,139,468
820,494	Pfizer, Inc.	34,066,911
35,306	Quest Diagnostics, Inc.	3,882,954
50,247	ResMed, Inc.	5,598,018
55,343	Stryker Corp.	9,376,765
7,136	Teleflex, Inc.	1,765,660
57,314	Thermo Fisher Scientific, Inc.	13,703,777
148,604	UnitedHealth Group, Inc.	39,894,230
10,022	Universal Health Services, Inc., Class B	1,304,464
48,693	Varian Medical Systems, Inc.*	5,454,590
31,899	Vertex Pharmaceuticals, Inc.*	5,882,176
20,344	Waters Corp.*	3,854,781
11,866	Zimmer Biomet Holdings, Inc.	1,466,994
132,662	Zoetis, Inc.	12,019,177

		590,999,797

Industrials – 9.5%
77,739	3M Co.	16,396,710
53,901	AMETEK, Inc.	4,148,221
72,852	Boeing Co. (The)	24,972,937
59,917	Caterpillar, Inc.	8,319,475
129,162	CH Robinson Worldwide, Inc.	12,409,885
39,084	Cintas Corp.	8,339,353
57,195	Copart, Inc.*	3,678,210
8,484	CoStar Group, Inc.*	3,751,285
36,729	CSX Corp.	2,723,823
19,249	Cummins, Inc.	2,729,508
5,584	Deere & Co.	802,979
164,592	Delta Air Lines, Inc.	9,625,340
31,690	Dover Corp.	2,721,220
60,743	Eaton Corp. PLC	5,050,173
102,437	Emerson Electric Co.	7,859,991
6,345	Equifax, Inc.	850,040
35,743	Expeditors International of Washington, Inc.	2,619,247
170,272	Fastenal Co.	9,937,074
23,686	FedEx Corp.	5,778,200

Common Stocks – (continued)
Industrials – (continued)
69,416	Fortive Corp.	5,829,556
55,713	Fortune Brands Home & Security, Inc.	2,951,675
32,624	General Dynamics Corp.	6,309,482
480,134	General Electric Co.	6,212,934
49,403	Harris Corp.	8,028,482
71,340	Honeywell International, Inc.	11,347,340
14,618	Huntington Ingalls Industries, Inc.	3,573,662
33,573	IDEX Corp.	5,143,719
63,696	IHS Markit Ltd.*	3,503,280
55,118	Illinois Tool Works, Inc.	7,654,788
68,479	Ingersoll-Rand PLC	6,936,238
14,938	JB Hunt Transport Services, Inc.	1,803,763
56,547	Johnson Controls International PLC	2,135,780
57,763	L3 Technologies, Inc.	12,345,108
21,333	Lockheed Martin Corp.	6,835,307
91,009	Masco Corp.	3,455,612
181,092	Nielsen Holdings PLC	4,708,392
15,666	Norfolk Southern Corp.	2,723,377
29,853	Northrop Grumman Corp.	8,910,822
22,099	Old Dominion Freight Line, Inc.	3,367,888
15,375	PACCAR, Inc.	1,051,957
31,986	Parker-Hannifin Corp.	5,616,742
51,782	Raytheon Co.	10,327,402
69,857	Republic Services, Inc.	5,124,710
32,927	Rockwell Automation, Inc.	5,958,470
34,155	Rockwell Collins, Inc.	4,643,372
22,728	Roper Technologies, Inc.	6,781,353
96,890	Southwest Airlines Co.	5,939,357
35,100	Spirit AeroSystems Holdings, Inc., Class A	3,001,050
26,220	Stanley Black & Decker, Inc.	3,684,697
166,807	Textron, Inc.	11,514,687
9,094	TransDigm Group, Inc.*	3,182,900
57,301	Union Pacific Corp.	8,630,677
111,238	United Continental Holdings, Inc.*	9,724,426
28,245	United Parcel Service, Inc., Class B	3,470,746
16,493	United Rentals, Inc.*	2,570,764
62,687	United Technologies Corp.	8,255,878
37,598	Verisk Analytics, Inc.*	4,477,546
73,934	Waste Management, Inc.	6,720,601
36,846	WW Grainger, Inc.	13,046,063
27,291	XPO Logistics, Inc.*	2,906,492
65,939	Xylem, Inc.	5,005,429

		378,126,195

Information Technology – 27.6%
133,162	Accenture PLC, Class A	22,513,699
94,876	Activision Blizzard, Inc.	6,840,560
73,305	Adobe Systems, Inc.*	19,316,601
323,599	Advanced Micro Devices, Inc.*(a)	8,144,987
57,205	Akamai Technologies, Inc.*	4,298,384
28,498	Alliance Data Systems Corp.	6,799,053
37,627	Alphabet, Inc., Class A*	46,348,939
38,577	Alphabet, Inc., Class C*	46,994,116
124,812	Amdocs Ltd.	8,147,727
74,907	Amphenol Corp., Class A	7,084,704

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
21,997	Analog Devices, Inc.	$2,174,403
36,278	ANSYS, Inc.*	6,746,982
637,039	Apple, Inc.	145,009,188
161,815	Applied Materials, Inc.	6,961,281
12,993	Arista Networks, Inc.*	3,884,647
51,523	Autodesk, Inc.*	7,952,575
31,172	Automatic Data Processing, Inc.	4,574,491
9,448	Broadcom, Inc.	2,069,395
55,729	Broadridge Financial Solutions, Inc.	7,531,217
149,758	CA, Inc.	6,559,400
198,184	Cadence Design Systems, Inc.*	9,322,575
70,342	CDK Global, Inc.	4,383,713
69,271	CDW Corp.	6,065,369
523,370	Cisco Systems, Inc.	25,001,385
89,468	Citrix Systems, Inc.*	10,201,141
43,542	Cognex Corp.	2,342,560
106,297	Cognizant Technology Solutions Corp., Class A	8,336,874
43,222	Corning, Inc.	1,448,369
222,823	DXC Technology Co.	20,296,947
251,169	eBay, Inc.*	8,692,959
83,518	Electronic Arts, Inc.*	9,471,776
43,334	F5 Networks, Inc.*	8,195,326
314,817	Facebook, Inc., Class A*	55,322,791
77,407	Fidelity National Information Services, Inc.	8,373,115
125,924	Fiserv, Inc.*	10,082,735
10,508	FleetCor Technologies, Inc.*	2,245,980
26,647	Gartner, Inc.*	3,990,655
23,363	Global Payments, Inc.	2,910,563
55,575	Hewlett Packard Enterprise Co.	918,655
347,273	HP, Inc.	8,560,279
27,100	IAC/InterActiveCorp*	5,344,120
700,144	Intel Corp.	33,907,974
133,739	International Business Machines Corp.	19,590,089
95,342	Intuit, Inc.	20,924,709
22,108	Keysight Technologies, Inc.*	1,434,588
47,678	KLA-Tencor Corp.	5,540,660
46,066	Lam Research Corp.	7,973,564
50,776	Leidos Holdings, Inc.	3,593,418
101,964	Mastercard, Inc., Class A	21,979,360
42,945	Maxim Integrated Products, Inc.	2,596,884
33,894	Microchip Technology, Inc.	2,915,901
399,867	Micron Technology, Inc.*	21,001,015
1,039,800	Microsoft Corp.	116,800,734
47,586	Motorola Solutions, Inc.	6,108,139
95,439	NetApp, Inc.	8,285,060
82,652	NVIDIA Corp.	23,198,763
73,901	ON Semiconductor Corp.*	1,577,047
358,248	Oracle Corp.	17,403,688
17,804	Palo Alto Networks, Inc.*	4,115,395
93,622	Paychex, Inc.	6,857,812
103,323	PayPal Holdings, Inc.*	9,539,813
243,321	Perspecta, Inc.	5,659,646
41,516	PTC, Inc.*	4,149,109
15,148	Qorvo, Inc.*	1,213,203

Common Stocks – (continued)
Information Technology – (continued)
33,832	QUALCOMM, Inc.	2,324,597
55,651	Red Hat, Inc.*	8,221,322
94,086	salesforce.com, Inc.*	14,365,051
127,300	Seagate Technology PLC	6,815,642
37,089	ServiceNow, Inc.*	7,282,796
71,311	Skyworks Solutions, Inc.	6,510,694
37,428	Splunk, Inc.*	4,796,398
66,958	Square, Inc., Class A*	5,935,157
23,127	SS&C Technologies Holdings, Inc.	1,372,356
96,923	Symantec Corp.	1,953,968
93,131	Synopsys, Inc.*	9,512,400
33,743	Take-Two Interactive Software, Inc.*	4,506,715
52,405	TE Connectivity Ltd.	4,804,490
201,815	Texas Instruments, Inc.	22,684,006
73,485	Total System Services, Inc.	7,138,333
23,063	Trimble, Inc.*	970,952
85,634	Twitter, Inc.*	3,012,604
55,067	VeriSign, Inc.*	8,734,177
177,020	Visa, Inc., Class A	26,002,468
20,039	VMware, Inc., Class A*	3,071,177
173,200	Western Digital Corp.	10,953,168
126,135	Western Union Co. (The)	2,386,474
48,240	Worldpay, Inc., Class A*	4,698,094
28,458	Xilinx, Inc.	2,214,886

		1,098,094,732

Materials – 1.8%
15,582	Air Products & Chemicals, Inc.	2,591,131
66,771	Alcoa Corp.*	2,982,661
53,163	Ball Corp.	2,226,466
19,803	Celanese Corp., Series A	2,313,584
136,094	DowDuPont, Inc.	9,544,272
96,231	Eastman Chemical Co.	9,337,294
25,463	Ecolab, Inc.	3,831,672
498,298	Freeport-McMoRan, Inc.	7,001,087
23,715	International Flavors & Fragrances, Inc.	3,089,827
28,518	International Paper Co.	1,458,411
13,619	LyondellBasell Industries NV, Class A	1,535,951
133,877	Newmont Mining Corp.	4,154,203
17,132	Packaging Corp. of America	1,883,149
27,338	PPG Industries, Inc.	3,021,943
24,952	Praxair, Inc.	3,947,157
17,942	Sherwin-Williams Co. (The)	8,174,016
58,733	WestRock Co.	3,235,014

		70,327,838

Real Estate – 2.3%
19,741	Alexandria Real Estate Equities, Inc. REIT	2,533,757
46,124	American Tower Corp. REIT	6,878,011
15,374	AvalonBay Communities, Inc. REIT	2,817,900
17,262	Boston Properties, Inc. REIT	2,251,828
145,750	CBRE Group, Inc., Class A*	7,114,058
50,262	Crown Castle International Corp. REIT	5,731,376

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
50,816	Digital Realty Trust, Inc. REIT	$6,315,412
97,804	Duke Realty Corp. REIT	2,786,436
3,589	Equinix, Inc. REIT	1,565,271
33,148	Equity Residential REIT	2,245,777
12,701	Essex Property Trust, Inc. REIT	3,128,002
29,406	Extra Space Storage, Inc. REIT	2,711,527
12,025	Federal Realty Investment Trust REIT	1,570,585
33,412	HCP, Inc. REIT	903,126
296,758	Host Hotels & Resorts, Inc. REIT	6,389,200
18,669	Mid-America Apartment Communities, Inc. REIT	1,933,362
88,052	Prologis, Inc. REIT	5,915,333
14,494	Public Storage REIT	3,081,135
28,560	Realty Income Corp. REIT	1,672,759
22,868	Regency Centers Corp. REIT	1,509,974
23,364	SBA Communications Corp. REIT*	3,626,794
15,455	Simon Property Group, Inc. REIT	2,828,729
17,997	SL Green Realty Corp. REIT	1,878,887
57,080	UDR, Inc. REIT	2,281,488
72,059	Ventas, Inc. REIT	4,314,172
33,764	Vornado Realty Trust REIT	2,599,828
52,279	Welltower, Inc. REIT	3,487,532
54,070	Weyerhaeuser Co. REIT	1,876,770

		91,949,029

Telecommunication Services – 1.5%
823,210	AT&T, Inc.	26,293,328
44,078	CenturyLink, Inc.	941,506
96,031	T-Mobile US, Inc.*	6,341,887
465,568	Verizon Communications, Inc.	25,312,932

		58,889,653

Utilities – 3.4%
68,864	Alliant Energy Corp.	2,950,134
83,037	Ameren Corp.	5,250,429
87,223	American Electric Power Co., Inc.	6,256,506
46,467	American Water Works Co., Inc.	4,067,256
23,086	Atmos Energy Corp.	2,129,222
155,087	CenterPoint Energy, Inc.	4,309,868
92,327	CMS Energy Corp.	4,546,181
73,388	Consolidated Edison, Inc.	5,792,515
70,257	Dominion Energy, Inc.	4,972,088
50,754	DTE Energy Co.	5,640,800
80,225	Duke Energy Corp.	6,517,479
65,927	Edison International	4,333,382
71,157	Entergy Corp.	5,948,014
77,300	Eversource Energy	4,825,839
142,623	Exelon Corp.	6,234,051
180,565	FirstEnergy Corp.	6,749,520
75,781	NextEra Energy, Inc.	12,890,348
155,848	NRG Energy, Inc.	5,515,461
81,804	PG&E Corp.	3,777,709
45,325	Pinnacle West Capital Corp.	3,560,279
132,119	PPL Corp.	3,929,219
102,594	Public Service Enterprise Group, Inc.	5,370,796
24,339	Sempra Energy	2,825,271

Common Stocks – (continued)
Utilities – (continued)
118,986	Southern Co. (The)	5,209,207
88,825	WEC Energy Group, Inc.	6,002,793
127,311	Xcel Energy, Inc.	6,117,293

		135,721,660

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,233,697,629)		$3,968,965,544

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
165,999	1.879%	$165,999
(Cost $165,999)

TOTAL INVESTMENTS – 99.7%
(Cost $3,233,863,628)		$3,969,131,543

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		11,165,146

NET ASSETS – 100.0%		$3,980,296,689

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.1%
Consumer Discretionary – 13.5%
1,902	1-800-Flowers.com, Inc., Class A*	$22,919
1,782	Aaron’s, Inc.	88,601
1,669	Abercrombie & Fitch Co., Class A	36,167
812	Acushnet Holdings Corp.	21,965
1,505	Adtalem Global Education, Inc.*	72,014
1,317	American Axle & Manufacturing Holdings, Inc.*	23,324
2,907	American Eagle Outfitters, Inc.	75,466
1,357	American Public Education, Inc.*	47,156
440	America’s Car-Mart, Inc.*	36,718
259	Asbury Automotive Group, Inc.*	19,295
11,106	Ascena Retail Group, Inc.*	50,865
246	At Home Group, Inc.*	8,465
887	AV Homes, Inc.*	19,026
1,471	Barnes & Noble, Inc.	7,723
721	Bassett Furniture Industries, Inc.	16,835
2,223	BBX Capital Corp.	16,517
1,457	Beazer Homes USA, Inc.*	18,664
1,491	Bed Bath & Beyond, Inc.	26,749
1,840	Big 5 Sporting Goods Corp.	10,488
943	Big Lots, Inc.	40,596
2	Biglari Holdings, Inc., Class A*	1,916
55	Biglari Holdings, Inc., Class B*	10,865
154	BJ’s Restaurants, Inc.	11,658
677	Bloomin’ Brands, Inc.	13,066
868	Bojangles’, Inc.*	12,673
1,166	Boot Barn Holdings, Inc.*	34,898
417	Boston Omaha Corp., Class A*	10,825
1,420	Boyd Gaming Corp.	51,716
918	Brinker International, Inc.	40,649
752	Buckle, Inc. (The)(a)	19,364
1,106	Caleres, Inc.	44,771
1,653	Callaway Golf Co.	37,705
1,067	Cambium Learning Group, Inc.*	14,276
4,123	Career Education Corp.*	65,762
741	Carriage Services, Inc.	16,873
212	Carvana Co.*(a)	13,725
102	Cavco Industries, Inc.*	25,031
2,724	Central European Media Enterprises Ltd., Class A (Czech Republic)*	10,351
2,107	Century Casinos, Inc.*	16,856
604	Century Communities, Inc.*	17,667
825	Cheesecake Factory, Inc. (The)	43,865
3,024	Chegg, Inc.*	97,917
2,909	Chico’s FAS, Inc.	26,530
376	Children’s Place, Inc. (The)	52,922
265	Churchill Downs, Inc.	74,889
300	Chuy’s Holdings, Inc.*(a)	8,685
640	Citi Trends, Inc.	19,802
883	Clarus Corp.	9,139
579	Conn’s, Inc.*	23,739
681	Cooper Tire & Rubber Co.	19,647
393	Cooper-Standard Holdings, Inc.*	54,403
183	Cracker Barrel Old Country Store, Inc.(a)	27,283
3,133	Crocs, Inc.*	64,728
86	Culp, Inc.	2,180

Common Stocks – (continued)
Consumer Discretionary – (continued)
35	Daily Journal Corp.*(a)	8,346
1,925	Dana, Inc.	37,672
401	Dave & Buster’s Entertainment, Inc.*	23,326
687	Deckers Outdoor Corp.*	83,704
890	Del Frisco’s Restaurant Group, Inc.*	8,410
1,382	Del Taco Restaurants, Inc.*	17,869
2,521	Denny’s Corp.*	37,991
249	Dillard’s, Inc., Class A	19,566
119	Dine Brands Global, Inc.	9,927
773	Dorman Products, Inc.*	62,598
1,928	Drive Shack, Inc.*	11,954
941	DSW, Inc., Class A	31,298
700	Duluth Holdings, Inc., Class B*	20,258
1,121	El Pollo Loco Holdings, Inc.*	13,340
610	Eldorado Resorts, Inc.*(a)	29,310
735	Emerald Expositions Events, Inc.	11,481
1,532	Entercom Communications Corp., Class A	12,026
2,095	Entravision Communications Corp., Class A	10,999
665	Eros International PLC (India)*	7,515
1,091	Ethan Allen Interiors, Inc.	24,275
843	EW Scripps Co. (The), Class A	12,367
1,884	Express, Inc.*	21,138
958	Fiesta Restaurant Group, Inc.*	27,542
831	Five Below, Inc.*	96,787
127	Flexsteel Industries, Inc.	4,531
2,786	Fossil Group, Inc.*	63,159
1,024	Fox Factory Holding Corp.*	67,635
2,630	Francesca’s Holdings Corp.*	16,516
714	Gaia, Inc.*	12,495
1,209	GameStop Corp., Class A(a)	16,043
2,950	Gannett Co, Inc.	30,326
635	Genesco, Inc.*	32,290
647	Gentherm, Inc.*	31,832
653	G-III Apparel Group Ltd.*	29,698
295	Golden Entertainment, Inc.*	8,558
2,218	GoPro, Inc., Class A*	14,217
1,132	Gray Television, Inc.*	19,753
868	Green Brick Partners, Inc.*	9,071
260	Group 1 Automotive, Inc.	20,043
6,543	Groupon, Inc.*	27,939
812	Guess?, Inc.	19,894
156	Hamilton Beach Brands Holding Co., Class A	3,611
867	Haverty Furniture Cos, Inc.	19,161
281	Helen of Troy Ltd.*	33,425
746	Hemisphere Media Group, Inc.*	10,220
1,070	Hibbett Sports, Inc.*(a)	21,989
267	Hooker Furniture Corp.	11,227
1,975	Houghton Mifflin Harcourt Co.*	12,739
495	Hudson Ltd*	10,197
1,354	ILG, Inc.	46,212
401	Installed Building Products, Inc.*	18,667
648	International Speedway Corp., Class A	28,609
566	iRobot Corp.*(a)	64,241
1,284	J Alexander’s Holdings, Inc.*	15,922

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Consumer Discretionary – (continued)
1,059	J. Jill, Inc.*	$6,396
505	Jack in the Box, Inc.	45,773
3,331	JC Penney Co., Inc.*(a)	5,896
367	Johnson Outdoors, Inc., Class A	37,170
2,482	K12, Inc.*	41,102
1,747	KB Home	43,413
1,526	Kirkland’s, Inc.*	13,871
1,432	La-Z-Boy, Inc.	47,614
571	LCI Industries	53,074
162	LGI Homes, Inc.*(a)	9,331
345	Liberty Expedia Holdings, Inc., Class A*	15,922
433	Liberty Latin America Ltd. (Chile)*	8,500
448	Liberty Media Corp. – Liberty Braves, Class A*	11,953
644	Liberty Media Corp. – Liberty Braves, Class C*	17,111
892	Liberty TripAdvisor Holdings, Inc., Class A*	14,138
939	Lifetime Brands, Inc.	10,939
710	Lindblad Expeditions Holdings, Inc.*	10,785
242	Lithia Motors, Inc., Class A	20,909
646	Lumber Liquidators Holdings, Inc.*(a)	11,260
591	M/I Homes, Inc.*	15,313
513	Malibu Boats, Inc., Class A*	24,732
338	Marcus Corp. (The)	13,723
634	Marine Products Corp.	12,452
305	Marriott Vacations Worldwide Corp.	36,295
1,376	MCBC Holdings, Inc.*	37,936
343	MDC Holdings, Inc.	10,873
307	Meredith Corp.	15,857
352	Meritage Homes Corp.*	15,189
478	Modine Manufacturing Co.*	8,054
355	Monarch Casino & Resort, Inc.*	16,703
247	Monro, Inc.(a)	17,525
351	Movado Group, Inc.	14,953
1,732	MSG Networks, Inc., Class A*	42,088
247	Murphy USA, Inc.*	20,496
284	Nathan’s Famous, Inc.	25,191
2,051	National CineMedia, Inc.	18,664
251	National Vision Holdings, Inc.*	11,107
1,575	Nautilus, Inc.*	23,074
69	New Home Co., Inc. (The)*	606
2,180	New Media Investment Group, Inc.	34,662
2,950	New York & Co., Inc.*	13,423
2,954	New York Times Co. (The), Class A	68,828
531	Nexstar Media Group, Inc., Class A	43,542
824	Nutrisystem, Inc.	30,488
7,677	Office Depot, Inc.	25,718
658	Ollie’s Bargain Outlet Holdings, Inc.*	57,312
490	Overstock.com, Inc.*(a)	14,308
560	Oxford Industries, Inc.	52,130
777	Papa John’s International, Inc.	35,835
590	Party City Holdco, Inc.*	9,057
1,805	Penn National Gaming, Inc.*	62,200
434	Perry Ellis International, Inc.*	11,948
616	PetMed Express, Inc.	22,601

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,314	Pier 1 Imports, Inc.	7,938
1,650	Pinnacle Entertainment, Inc.*	56,496
863	Planet Fitness, Inc., Class A*	44,332
2,281	Potbelly Corp.*	30,908
627	RCI Hospitality Holdings, Inc.	20,334
748	Reading International, Inc., Class A*	12,043
261	Red Robin Gourmet Burgers, Inc.*	10,779
889	Red Rock Resorts, Inc., Class A	29,017
1,987	Regis Corp.*	42,502
2,462	Rent-A-Center, Inc.*	36,290
423	RH*(a)	67,257
314	Rocky Brands, Inc.	9,467
410	Roku, Inc.*	24,391
1,429	Ruth’s Hospitality Group, Inc.	44,013
127	Saga Communications, Inc., Class A	4,826
1,769	Sally Beauty Holdings, Inc.*(a)	27,243
1,145	Scholastic Corp.	48,136
848	Scientific Games Corp.*	25,694
885	SeaWorld Entertainment, Inc.*	25,948
168	Shake Shack, Inc., Class A*	10,156
155	Shiloh Industries, Inc.*	1,392
814	Shoe Carnival, Inc.	36,190
758	Shutterfly, Inc.*	58,881
494	Signet Jewelers Ltd.	31,715
1,060	Sinclair Broadcast Group, Inc., Class A	30,687
408	Skyline Champion Corp.	11,795
978	Sleep Number Corp.*	32,959
683	Sonic Corp.	24,492
675	Sotheby’s*	32,414
1,023	Speedway Motorsports, Inc.	18,301
1,678	Sportsman’s Warehouse Holdings, Inc.*	9,581
771	Standard Motor Products, Inc.	39,144
1,100	Steven Madden Ltd.	63,965
2,150	Stoneridge, Inc.*	64,350
1,092	Strategic Education, Inc.	151,537
608	Sturm Ruger & Co., Inc.(a)	39,794
1,448	Tailored Brands, Inc.	34,086
1,326	Taylor Morrison Home Corp., Class A*	25,804
1,397	TEGNA, Inc.	16,261
612	Tenneco, Inc.	26,187
597	Texas Roadhouse, Inc.	41,163
1,135	Tile Shop Holdings, Inc.	8,683
1,311	Tilly’s, Inc., Class A	30,835
591	TopBuild Corp.*	36,807
375	Tower International, Inc.	12,675
1,475	Town Sports International Holdings, Inc.*	13,496
1,872	TRI Pointe Group, Inc.*	27,125
623	tronc, Inc.*	10,280
645	Tupperware Brands Corp.	20,975
800	Turtle Beach Corp.*(a)	18,328
2,009	Vera Bradley, Inc.*	29,452
545	Vista Outdoor, Inc.*	10,066
805	Weight Watchers International, Inc.*	60,295
353	Weyco Group, Inc.	12,521
604	William Lyon Homes, Class A*	11,820
1,124	Wingstop, Inc.	75,252

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Consumer Discretionary – (continued)
215	Winmark Corp.	$32,078
353	Winnebago Industries, Inc.	13,043
1,470	Wolverine World Wide, Inc.	57,595
1,301	World Wrestling Entertainment, Inc., Class A	113,720
1,893	ZAGG, Inc.*	30,667
1,299	Zumiez, Inc.*	40,464

		6,338,533

Consumer Staples – 2.7%
212	Alico, Inc.	6,848
569	Alliance One International, Inc.*(a)	10,071
354	Boston Beer Co, Inc. (The), Class A*	107,315
171	Calavo Growers, Inc.(a)	18,100
306	Cal-Maine Foods, Inc.	15,132
8,846	Castle Brands, Inc.*(a)	10,173
2,322	Celsius Holdings, Inc.*(a)	10,611
494	Central Garden & Pet Co.*	19,612
546	Central Garden & Pet Co., Class A*	19,836
673	Chefs’ Warehouse, Inc. (The)*	19,786
183	Coca-Cola Bottling Co. Consolidated	31,029
2,310	Darling Ingredients, Inc.*	45,692
4,324	Dean Foods Co.	32,949
389	Edgewell Personal Care Co.*	21,967
541	Farmer Brothers Co.*	15,689
654	Fresh Del Monte Produce, Inc.	24,486
1,285	Freshpet, Inc.*	47,738
2,310	Hostess Brands, Inc.*	27,166
824	Ingles Markets, Inc., Class A	29,623
307	Inter Parfums, Inc.	20,047
256	J&J Snack Foods Corp.	37,248
188	John B Sanfilippo & Son, Inc.	13,737
234	Lancaster Colony Corp.	36,567
975	Landec Corp.*	13,114
222	Limoneira Co.	6,849
439	Medifast, Inc.	100,421
182	MGP Ingredients, Inc.	14,034
527	National Beverage Corp.*(a)	62,102
732	Natural Health Trends Corp.	19,376
868	Nature’s Sunshine Products, Inc.*	7,812
154	Oil-Dri Corp. of America	6,260
1,766	Performance Food Group Co.*	58,455
128	PriceSmart, Inc.	11,117
12,098	Rite Aid Corp.*(a)	16,574
383	Sanderson Farms, Inc.	40,506
68	Seneca Foods Corp., Class A*	2,196
793	SpartanNash Co.	16,931
383	Spectrum Brands Holdings, Inc.	33,264
505	Turning Point Brands, Inc.	16,998
857	United Natural Foods, Inc.*	30,432
439	Universal Corp.	26,252
518	USANA Health Sciences, Inc.*	68,350
1,578	Vector Group Ltd.	24,506
793	Village Super Market, Inc., Class A	23,140
263	WD-40 Co.(a)	46,669
346	Weis Markets, Inc.	16,120

		1,282,900

Common Stocks – (continued)
Energy – 3.3%
7,369	Abraxas Petroleum Corp.*	16,580
186	Adams Resources & Energy, Inc.	8,537
2,466	Amyris, Inc.*	22,120
448	Arch Coal, Inc., Class A	39,724
1,669	Archrock, Inc.	21,113
976	Basic Energy Services, Inc.*	8,647
397	Bonanza Creek Energy, Inc.*	12,307
696	Bristow Group, Inc.*	7,628
617	C&J Energy Services, Inc.*	12,926
290	Cactus, Inc., Class A*	9,912
416	California Resources Corp.*	17,281
1,451	Callon Petroleum Co.*	16,396
1,120	CARBO Ceramics, Inc.*	9,688
845	Carrizo Oil & Gas, Inc.*	20,466
5,625	Cloud Peak Energy, Inc.*	13,275
451	CONSOL Energy, Inc.*	19,348
732	Covia Holdings Corp.*	8,294
503	CVR Energy, Inc.(a)	19,139
1,184	Dawson Geophysical Co.*	7,341
1,317	Delek US Holdings, Inc.	71,776
3,750	Denbury Resources, Inc.*	20,887
1,512	Diamond Offshore Drilling, Inc.*(a)	26,339
1,623	Dorian LPG Ltd.*(a)	12,367
729	Dril-Quip, Inc.*	38,382
1,172	Era Group, Inc.*	13,994
2,529	Evolution Petroleum Corp.	25,416
1,321	Exterran Corp.*	36,182
2,302	FTS International, Inc.*	25,391
518	GasLog Ltd. (Monaco)	8,702
595	Golar LNG Ltd. (Bermuda)	15,208
1,600	Hallador Energy Co.	9,776
1,255	Helix Energy Solutions Group, Inc.*	11,747
2,108	HighPoint Resources Corp.*	11,615
1,081	ION Geophysical Corp.*	19,404
1,564	Keane Group, Inc.*	19,206
2,664	Laredo Petroleum, Inc.*	22,085
863	Mammoth Energy Services, Inc.	23,715
998	Matador Resources Co.*	32,675
1,572	Matrix Service Co.*	32,855
1,512	McDermott International, Inc.*	29,242
131	NACCO Industries, Inc., Class A	4,605
214	Natural Gas Services Group, Inc.*	4,729
2,173	Newpark Resources, Inc.*	22,817
5,059	Noble Corp. PLC*	30,860
3,260	Northern Oil and Gas, Inc.*	11,247
1,858	Oasis Petroleum, Inc.*	25,009
615	Ocean Rig UDW, Inc. (Cyprus)*	16,654
1,200	Oceaneering International, Inc.*	33,924
800	Oil States International, Inc.*	27,080
4,524	Overseas Shipholding Group, Inc., Class A*	15,517
125	Panhandle Oil and Gas, Inc., Class A	2,331
992	Par Pacific Holdings, Inc.*	20,148
429	PDC Energy, Inc.*	22,604
1,334	Peabody Energy Corp.	55,108
112	Penn Virginia Corp.*	9,961

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
1,956	Pioneer Energy Services Corp.*	$6,259
2,407	Profire Energy, Inc.*(a)	6,860
663	ProPetro Holding Corp.*	10,091
1,612	Renewable Energy Group, Inc.*	43,443
730	Resolute Energy Corp.*(a)	24,061
440	REX American Resources Corp.*	35,455
1,328	RigNet, Inc.*	21,646
1,021	Ring Energy, Inc.*	12,048
1,640	Rowan Cos PLC, Class A*	23,026
239	SEACOR Holdings, Inc.*	12,297
670	Select Energy Services, Inc., Class A*	9,146
369	SemGroup Corp., Class A	8,930
629	Ship Finance International Ltd. (Norway)	8,932
616	Solaris Oilfield Infrastructure, Inc., Class A*	10,608
1,732	Southwestern Energy Co.*	9,734
1,656	SRC Energy, Inc.*	15,417
951	Superior Energy Services, Inc.*	8,559
281	Talos Energy, Inc.*	9,700
1,132	Teekay Corp. (Bermuda)(a)	7,675
9,194	Teekay Tankers Ltd., Class A (Bermuda)(a)	9,930
845	Tellurian, Inc.*(a)	8,171
2,080	TETRA Technologies, Inc.*	9,547
319	Tidewater, Inc.*	10,208
16,210	Ultra Petroleum Corp.*	21,235
855	Unit Corp.*	22,478
713	US Silica Holdings, Inc.	15,108
9,347	W&T Offshore, Inc.*	63,279
377	WildHorse Resource Development Corp.*	8,196
396	World Fuel Services Corp.	11,100

		1,563,419

Financials – 19.8%
436	1st Constitution Bancorp	9,221
350	1st Source Corp.	19,596
930	Access National Corp.(a)	25,240
221	ACNB Corp.	7,912
1,795	AG Mortgage Investment Trust, Inc. REIT	33,746
328	Allegiance Bancshares, Inc.*	14,612
454	Ambac Financial Group, Inc.*	9,593
1,714	American Equity Investment Life Holding Co.	63,572
400	American National Bankshares, Inc.	16,460
832	Ameris Bancorp	41,309
465	AMERISAFE, Inc.	29,667
241	Ames National Corp.	7,290
1,349	AmTrust Financial Services, Inc.	19,614
4,318	Anworth Mortgage Asset Corp. REIT	21,072
2,229	Apollo Commercial Real Estate Finance, Inc. REIT	43,309
1,577	Arbor Realty Trust, Inc. REIT(a)	19,334
1,416	Ares Commercial Real Estate Corp. REIT	20,702
606	Argo Group International Holdings Ltd.	38,602
951	Arlington Asset Investment Corp., Class A(a)	9,672
2,116	ARMOUR Residential REIT, Inc. REIT	49,768

Common Stocks – (continued)
Financials – (continued)
684	Arrow Financial Corp.	26,915
1,551	Artisan Partners Asset Management, Inc., Class A	51,416
270	Associated Capital Group, Inc., Class A	10,098
796	Atlantic Capital Bancshares, Inc.*	14,527
1,070	B. Riley Financial, Inc.	24,503
1,761	Banc of California, Inc.	35,484
616	BancFirst Corp.	39,301
720	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	14,882
814	Bancorp, Inc. (The)*	8,164
1,508	BancorpSouth Bank	52,478
1,139	Bank of Commerce Holdings	14,693
182	Bank of Marin Bancorp	16,043
1,919	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	101,400
859	BankFinancial Corp.	13,701
427	Bankwell Financial Group, Inc.	13,450
353	Bar Harbor Bankshares	10,396
963	BCB Bancorp, Inc.	14,301
671	Beneficial Bancorp, Inc.	11,810
810	Berkshire Hills Bancorp, Inc.	34,222
1,038	Blackstone Mortgage Trust, Inc., Class A REIT	35,354
1,696	Blucora, Inc.*	61,395
775	Blue Hills Bancorp, Inc.	17,825
2,253	BofI Holding, Inc.*	83,902
1,015	Boston Private Financial Holdings, Inc.	14,667
531	Bridge Bancorp, Inc.	18,585
1,779	BrightSphere Investment Group PLC	22,576
1,438	Brookline Bancorp, Inc.	26,100
546	Bryn Mawr Bank Corp.	26,645
441	BSB Bancorp, Inc.*	14,685
207	C&F Financial Corp.	12,896
471	Cadence BanCorp	13,306
154	Cambridge Bancorp	13,788
807	Camden National Corp.	36,912
662	Cannae Holdings, Inc.*	12,869
793	Capital City Bank Group, Inc.	19,444
1,130	Capitol Federal Financial, Inc.	14,927
558	Capstar Financial Holdings, Inc.	9,748
2,501	Capstead Mortgage Corp. REIT	21,008
506	Carolina Financial Corp.	20,822
1,464	Cathay General Bancorp	61,927
908	CenterState Bank Corp.	27,803
546	Central Pacific Financial Corp.	15,468
567	Central Valley Community Bancorp	12,253
209	Century Bancorp, Inc., Class A	14,891
1,071	Charter Financial Corp.	26,679
821	Chemical Financial Corp.	46,896
243	Chemung Financial Corp.	10,206
1,168	Cherry Hill Mortgage Investment Corp. REIT	21,725
452	Citizens & Northern Corp.	12,661
587	City Holding Co.	47,594
989	Civista Bancshares, Inc.	23,617

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
474	CNB Financial Corp.	$14,613
2,752	CNO Financial Group, Inc.	59,471
1,529	CoBiz Financial, Inc.	35,243
476	Codorus Valley Bancorp, Inc.	14,894
958	Cohen & Steers, Inc.	39,824
788	Colony Credit Real Estate, Inc. REIT	15,823
1,047	Columbia Banking System, Inc.	44,236
642	Community Bank System, Inc.	42,455
2,144	Community Bankers Trust Corp.*	19,403
267	Community Financial Corp. (The)	8,891
488	Community Trust Bancorp, Inc.	24,107
642	ConnectOne Bancorp, Inc.	15,825
362	County Bancorp, Inc.	9,043
1,190	Crawford & Co., Class B	10,377
788	Curo Group Holdings Corp.*	24,318
1,639	Customers Bancorp, Inc.*	40,483
1,700	CVB Financial Corp.	40,885
139	Diamond Hill Investment Group, Inc.	25,936
586	Dime Community Bancshares, Inc.	10,636
715	Donegal Group, Inc., Class A	10,332
495	Donnelley Financial Solutions, Inc.*	10,341
4,682	Dynex Capital, Inc. REIT	30,012
656	Eagle Bancorp, Inc.*	35,326
446	EMC Insurance Group, Inc.	11,453
1,057	Employers Holdings, Inc.	48,463
664	Encore Capital Group, Inc.*(a)	25,730
1,182	Enova International, Inc.*	39,242
205	Enstar Group Ltd. (Bermuda)*	43,768
641	Entegra Financial Corp.*	17,627
151	Enterprise Bancorp, Inc.	5,431
699	Enterprise Financial Services Corp.	39,354
355	Equity Bancshares, Inc., Class A*	14,409
345	Esquire Financial Holdings, Inc.*	8,970
656	ESSA Bancorp, Inc.	10,548
377	Evans Bancorp, Inc.	17,926
1,453	EZCORP, Inc., Class A*	16,128
421	Farmers & Merchants Bancorp, Inc.	19,151
826	Farmers National Banc Corp.	13,092
466	FB Financial Corp.	20,495
257	FBL Financial Group, Inc., Class A	20,907
1,034	FCB Financial Holdings, Inc., Class A*	53,561
797	Federal Agricultural Mortgage Corp., Class C	61,425
1,746	Federated Investors, Inc., Class B	40,437
1,085	FGL Holdings*	9,450
1,476	Fidelity Southern Corp.	35,867
803	Financial Institutions, Inc.	25,937
564	First Bancorp, Inc.	16,514
2,718	First BanCorp. (Puerto Rico)*	23,782
760	First Bancorp/Southern Pines NC	31,707
397	First Bancshares, Inc. (The)	16,297
690	First Bank/Hamilton NJ	9,867
909	First Busey Corp.	29,133
599	First Business Financial Services, Inc.	13,274
2,067	First Commonwealth Financial Corp.	34,622
383	First Community Bancshares, Inc.	12,857

Common Stocks – (continued)
Financials – (continued)
576	First Connecticut Bancorp, Inc.	18,259
784	First Defiance Financial Corp.	25,080
2,468	First Financial Bancorp	77,495
1,252	First Financial Bankshares, Inc.	75,621
389	First Financial Corp.	20,014
642	First Financial Northwest, Inc.	11,209
1,045	First Foundation, Inc.*	16,908
434	First Guaranty Bancshares, Inc.	10,846
471	First Internet Bancorp	14,813
586	First Interstate BancSystem, Inc., Class A	27,220
799	First Merchants Corp.	38,448
437	First Mid-Illinois Bancshares, Inc.	17,956
1,277	First Midwest Bancorp, Inc.	34,709
850	First Northwest Bancorp*	14,229
852	First of Long Island Corp. (The)	18,574
532	FirstCash, Inc.	43,252
1,075	Flagstar Bancorp, Inc.*	35,529
1,418	Flushing Financial Corp.	36,755
467	Franklin Financial Network, Inc.*	18,050
321	FS Bancorp, Inc.	18,724
2,705	Fulton Financial Corp.	49,231
1,180	GAIN Capital Holdings, Inc.	8,697
73	GAMCO Investors, Inc., Class A	1,887
3,011	Genworth Financial, Inc., Class A*	14,001
951	German American Bancorp, Inc.	35,748
1,379	Glacier Bancorp, Inc.	62,993
302	Global Indemnity Ltd. (Cayman Islands)	11,908
441	Granite Point Mortgage Trust, Inc. REIT	8,441
1,217	Great Ajax Corp. REIT	16,600
603	Great Southern Bancorp, Inc.	35,758
843	Great Western Bancorp, Inc.	36,704
593	Green Bancorp, Inc.	14,232
716	Green Dot Corp., Class A*	61,340
890	Guaranty Bancorp	27,813
499	Hallmark Financial Services, Inc.*	5,604
785	Hamilton Lane, Inc., Class A	38,292
1,313	Hancock Whitney Corp.	67,685
916	Hanmi Financial Corp.	23,908
704	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	15,178
783	HarborOne Bancorp, Inc.*(a)	15,433
1,095	Health Insurance Innovations, Inc., Class A*	57,926
776	Heartland Financial USA, Inc.	47,181
1,711	Heritage Commerce Corp.	27,102
788	Heritage Financial Corp.	28,604
574	Heritage Insurance Holdings, Inc.	8,409
1,433	Hilltop Holdings, Inc.	29,735
116	Hingham Institution for Savings	25,173
355	Home Bancorp, Inc.	16,241
1,640	Home BancShares, Inc.	38,392
1,010	HomeStreet, Inc.*	29,745
560	HomeTrust Bancshares, Inc.*	16,128
1,618	Hope Bancorp, Inc.	28,331
814	Horace Mann Educators Corp.	37,688
885	Horizon Bancorp, Inc.	18,081

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
958	Houlihan Lokey, Inc.	$45,055
571	Howard Bancorp, Inc.*	9,964
643	IBERIABANK Corp.	55,716
967	Impac Mortgage Holdings, Inc.*	7,233
359	Independent Bank Corp.	32,705
1,005	Independent Bank Corp.	25,075
263	Independent Bank Group, Inc.	18,213
902	International Bancshares Corp.	42,259
402	INTL. FCStone, Inc.*	22,416
4,158	Invesco Mortgage Capital, Inc. REIT	67,484
591	Investar Holding Corp.	16,223
420	Investment Technology Group, Inc.	9,190
3,215	Investors Bancorp, Inc.	41,152
113	Investors Title Co.	21,922
672	James River Group Holdings Ltd.	27,518
1,076	Kearny Financial Corp.	14,741
726	Kemper Corp.	59,060
906	Kingstone Cos, Inc.	16,806
268	Kinsale Capital Group, Inc.	16,286
758	KKR Real Estate Finance Trust, Inc.	16,070
1,589	Ladder Capital Corp. REIT	27,601
1,131	Lakeland Bancorp, Inc.	21,828
841	Lakeland Financial Corp.	41,436
313	LCNB Corp.	5,822
1,014	LegacyTexas Financial Group, Inc.	46,918
168	LendingTree, Inc.*(a)	42,563
1,038	Live Oak Bancshares, Inc.	31,400
1,911	Macatawa Bank Corp.	23,830
642	Malvern Bancorp, Inc.*	15,793
477	Marlin Business Services Corp.	13,642
1,378	MB Financial, Inc.	66,778
1,548	MBT Financial Corp.	16,951
513	Mercantile Bank Corp.	18,165
893	Meridian Bancorp, Inc.	15,985
430	Meta Financial Group, Inc.	37,238
193	Middlefield Banc Corp.	9,573
524	Midland States Bancorp, Inc.	18,041
917	MidSouth Bancorp, Inc.	14,076
432	MidWestOne Financial Group, Inc.	14,489
937	Moelis & Co., Class A	54,393
1,739	MTGE Investment Corp. REIT	34,084
243	MutualFirst Financial, Inc.	9,234
384	National Bank Holdings Corp., Class A	15,418
118	National Bankshares, Inc.	5,428
340	National Commerce Corp.*	14,960
911	National General Holdings Corp.	24,879
76	National Western Life Group, Inc., Class A	24,772
338	Navigators Group, Inc. (The)	23,660
718	NBT Bancorp, Inc.	29,065
487	Nelnet, Inc., Class A	28,076
5,059	New York Mortgage Trust, Inc. REIT	32,378
377	NI Holdings, Inc.*	6,364
420	Nicolet Bankshares, Inc.*	23,251
1,489	NMI Holdings, Inc., Class A*	32,162
732	Northeast Bancorp	15,958

Common Stocks – (continued)
Financials – (continued)
572	Northfield Bancorp, Inc.	9,312
465	Northrim BanCorp, Inc.	20,716
1,010	Northwest Bancshares, Inc.	18,402
446	Norwood Financial Corp.	17,501
561	OceanFirst Financial Corp.	16,381
2,882	Ocwen Financial Corp.*	12,047
1,556	OFG Bancorp (Puerto Rico)	25,207
408	Ohio Valley Banc Corp.	17,197
566	Old Line Bancshares, Inc.	19,357
2,105	Old National Bancorp	42,732
1,090	Old Second Bancorp, Inc.	16,841
441	Oppenheimer Holdings, Inc., Class A	13,759
473	Opus Bank	13,410
1,578	Orchid Island Capital, Inc. REIT	12,529
1,452	Oritani Financial Corp.	23,522
991	Pacific Mercantile Bancorp*	10,009
507	Pacific Premier Bancorp, Inc.*	20,052
400	Park National Corp.	44,060
637	Parke Bancorp, Inc.	14,683
643	PCSB Financial Corp.	13,194
706	Peapack Gladstone Financial Corp.	23,587
301	Penns Woods Bancorp, Inc.	13,629
2,017	PennyMac Financial Services, Inc., Class A	42,660
1,890	PennyMac Mortgage Investment Trust REIT	37,762
465	Peoples Bancorp of North Carolina, Inc.	14,192
756	Peoples Bancorp, Inc.	27,110
370	Peoples Financial Services Corp.	17,013
700	People’s Utah Bancorp	25,305
130	Piper Jaffray Cos	10,010
552	PJT Partners, Inc., Class A	31,972
748	PRA Group, Inc.*	27,339
751	Preferred Bank	45,969
953	Premier Financial Bancorp, Inc.	18,584
1,112	Primerica, Inc.	135,942
259	ProAssurance Corp.	12,523
518	Protective Insurance Corp., Class B	12,173
1,229	Provident Financial Services, Inc.	31,008
810	Prudential Bancorp, Inc.	14,888
1,686	Pzena Investment Management, Inc., Class A	15,309
514	QCR Holdings, Inc.	22,359
4,146	Radian Group, Inc.	84,288
2,096	Redwood Trust, Inc. REIT	35,590
614	Regional Management Corp.*	20,465
419	Reliant Bancorp, Inc.	11,543
696	Renasant Corp.	32,496
554	Republic Bancorp, Inc., Class A	26,930
1,977	Riverview Bancorp, Inc.	19,473
710	RLI Corp.	54,649
755	S&T Bancorp, Inc.	35,228
714	Safeguard Scientifics, Inc.*	7,354
333	Safety Insurance Group, Inc.	32,201
829	Sandy Spring Bancorp, Inc.	32,331
307	SB One Bancorp	8,535

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
796	Seacoast Banking Corp. of Florida*	$25,170
1,254	Selective Insurance Group, Inc.	80,507
1,529	ServisFirst Bancshares, Inc.(a)	65,900
861	Shore Bancshares, Inc.	16,178
864	SI Financial Group, Inc.	11,966
658	Sierra Bancorp	19,523
1,347	Simmons First National Corp., Class A	42,565
436	SmartFinancial, Inc.*	10,717
449	South State Corp.	37,020
563	Southern First Bancshares, Inc.*	23,421
605	Southern Missouri Bancorp, Inc.	24,200
866	Southern National Bancorp of Virginia, Inc.	15,198
606	Southside Bancshares, Inc.	21,574
331	State Auto Financial Corp.	10,390
622	State Bank Financial Corp.	20,265
624	Stewart Information Services Corp.	27,943
840	Stifel Financial Corp.	46,931
936	Stock Yards Bancorp, Inc.	36,223
372	Summit Financial Group, Inc.	9,374
1,045	Sutherland Asset Management Corp. REIT	17,922
583	Territorial Bancorp, Inc.	17,420
3,050	Third Point Reinsurance Ltd. (Bermuda)*	40,870
621	Timberland Bancorp, Inc.	22,052
290	Tompkins Financial Corp.	25,482
1,266	Towne Bank/Portsmouth VA	41,272
1,052	TriCo Bancshares	40,902
907	TriState Capital Holdings, Inc.*	26,983
771	Triumph Bancorp, Inc.*	32,729
433	Trupanion, Inc.*	16,536
2,123	TrustCo Bank Corp.	19,638
1,171	Trustmark Corp.	41,547
690	UMB Financial Corp.	51,916
1,053	Union Bankshares Corp.	43,805
639	United Bankshares, Inc.	25,177
928	United Community Banks, Inc.	28,156
1,132	United Community Financial Corp.	11,716
1,401	United Financial Bancorp, Inc.	24,896
304	United Fire Group, Inc.	15,057
752	United Security Bancshares	8,347
770	Unity Bancorp, Inc.	18,788
1,987	Universal Insurance Holdings, Inc.	88,620
628	Univest Corp. of Pennsylvania	17,898
4,521	Valley National Bancorp	54,478
457	Veritex Holdings, Inc.*	13,993
106	Virtus Investment Partners, Inc.	13,674
1,974	Waddell & Reed Financial, Inc., Class A	39,519
1,467	Walker & Dunlop, Inc.	79,952
1,635	Washington Federal, Inc.	55,754
621	Washington Trust Bancorp, Inc.	37,260
1,145	Waterstone Financial, Inc.	19,351
1,159	WesBanco, Inc.	57,197
992	West Bancorporation, Inc.	23,957
345	Westamerica Bancorporation	22,090
2,454	Western Asset Mortgage Capital Corp. REIT	27,313

Common Stocks – (continued)
Financials – (continued)
1,429	Western New England Bancorp, Inc.	15,219
214	Westwood Holdings Group, Inc.	12,311
1,672	WisdomTree Investments, Inc.	13,744
22,903	WMIH Corp.*	34,584
269	World Acceptance Corp.*	31,906
523	WSFS Financial Corp.	25,522

		9,314,272

Health Care – 14.5%
1,060	Abeona Therapeutics, Inc.*(a)	16,324
2,694	Acorda Therapeutics, Inc.*	77,587
357	Adamas Pharmaceuticals, Inc.*	8,222
510	Addus HomeCare Corp.*	33,099
1,795	ADMA Biologics, Inc.*(a)	11,470
1,657	Adverum Biotechnologies, Inc.*	12,593
845	Aeglea BioTherapeutics, Inc.*	9,236
454	Aimmune Therapeutics, Inc.*	12,671
906	Akorn, Inc.*	14,215
276	Albireo Pharma, Inc.*	9,544
3,079	Allscripts Healthcare Solutions, Inc.*	44,984
2,481	AMAG Pharmaceuticals, Inc.*	60,536
1,023	Amedisys, Inc.*	127,885
768	American Renal Associates Holdings, Inc.*	16,858
893	Amicus Therapeutics, Inc.*	12,038
1,221	AMN Healthcare Services, Inc.*	71,184
870	Amneal Pharmaceuticals, Inc.*	20,097
1,123	Amphastar Pharmaceuticals, Inc.*	21,315
5,052	Ampio Pharmaceuticals, Inc.*	3,178
153	AnaptysBio, Inc.*	13,562
1,701	AngioDynamics, Inc.*	38,136
470	ANI Pharmaceuticals, Inc.*	27,354
398	Apellis Pharmaceuticals, Inc.*	7,705
456	Apollo Medical Holdings, Inc.*	6,954
1,361	Arbutus Biopharma Corp. (Canada)*	12,385
358	Arena Pharmaceuticals, Inc.*	13,905
1,840	ArQule, Inc.*	12,199
1,812	Array BioPharma, Inc.*	28,213
1,004	Arrowhead Pharmaceuticals, Inc.*(a)	14,819
333	Assembly Biosciences, Inc.*	13,320
5,754	Assertio Therapeutics, Inc.*	36,711
343	Atara Biotherapeutics, Inc.*	14,046
484	Athenex, Inc.*	7,952
784	AtriCure, Inc.*	27,087
32	Atrion Corp.	20,962
234	Audentes Therapeutics, Inc.*	8,518
982	Avanos Medical, Inc.*	70,802
4,050	AVEO Pharmaceuticals, Inc.*(a)	12,109
619	AxoGen, Inc.*	27,143
221	Biohaven Pharmaceutical Holding Co Ltd*	8,367
4,887	BioScrip, Inc.*	14,172
568	BioTelemetry, Inc.*	35,102
363	Blueprint Medicines Corp.*	27,831
2,296	Brookdale Senior Living, Inc.*	22,776
477	Calithera Biosciences, Inc.*	2,600
1,052	Cambrex Corp.*	70,905

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
822	Capital Senior Living Corp.*	$7,291
1,434	Cardiovascular Systems, Inc.*	55,252
583	CareDx, Inc.*	14,173
1,529	CASI Pharmaceuticals, Inc.*	10,627
1,010	Catalyst Biosciences, Inc.*	11,039
3,372	Catalyst Pharmaceuticals, Inc.*	11,364
512	Cellular Biomedicine Group, Inc.*	10,880
1,314	Cerus Corp.*	10,223
2,228	ChemoCentryx, Inc.*	29,365
1,059	Civitas Solutions, Inc.*	16,944
596	Codexis, Inc.*	10,251
344	Collegium Pharmaceutical, Inc.*	5,882
3,348	Community Health Systems, Inc.*(a)	12,990
389	Computer Programs & Systems, Inc.(a)	10,620
1,387	Concert Pharmaceuticals, Inc.*	21,873
456	CONMED Corp.	36,676
6,029	Corcept Therapeutics, Inc.*	90,556
1,077	Corium International, Inc.*(a)	10,512
397	CorVel Corp.*	23,602
203	Corvus Pharmaceuticals, Inc.*	2,225
2,785	Cross Country Healthcare, Inc.*	27,878
513	CryoLife, Inc.*	17,801
640	CryoPort, Inc.*(a)	9,088
1,821	CTI BioPharma Corp.*	3,423
1,319	Cutera, Inc.*	44,846
658	Cymabay Therapeutics, Inc.*	8,969
1,128	CytomX Therapeutics, Inc.*	25,369
807	CytoSorbents Corp.*(a)	11,823
740	Dicerna Pharmaceuticals, Inc.*	11,729
1,187	Diplomat Pharmacy, Inc.*	24,523
577	Dynavax Technologies Corp.*	7,991
992	Eagle Pharmaceuticals, Inc.*	68,577
477	Editas Medicine, Inc.*(a)	15,660
440	Eloxx Pharmaceuticals, Inc.*	8,061
1,651	Emergent BioSolutions, Inc.*	102,362
233	Enanta Pharmaceuticals, Inc.*	21,187
4,355	Endo International PLC*	74,688
634	Endocyte, Inc.*	12,502
695	Ensign Group, Inc. (The)	27,154
4,107	Enzo Biochem, Inc.*	18,851
619	Epizyme, Inc.*	7,304
233	Esperion Therapeutics, Inc.*(a)	11,531
1,604	Fate Therapeutics, Inc.*	20,676
849	Fennec Pharmaceuticals, Inc. (Canada)*	8,082
336	FibroGen, Inc.*	20,546
343	Flexion Therapeutics, Inc.*(a)	7,855
485	FONAR Corp.*	12,707
195	G1 Therapeutics, Inc.*	11,833
1,906	Genomic Health, Inc.*	116,590
2,286	Geron Corp.*(a)	13,099
998	Glaukos Corp.*	68,233
303	Global Blood Therapeutics, Inc.*	14,832
1,420	Globus Medical, Inc., Class A*	75,643
595	GlycoMimetics, Inc.*	8,758
1,009	Haemonetics Corp.*	112,645
962	Halozyme Therapeutics, Inc.*	17,710

Common Stocks – (continued)
Health Care – (continued)
3,577	Harvard Bioscience, Inc.*	21,283
687	HealthEquity, Inc.*	64,722
474	Heron Therapeutics, Inc.*	18,273
399	Heska Corp.*	42,693
1,029	HMS Holdings Corp.*	32,979
4,246	Horizon Pharma PLC*	89,760
1,638	ImmunoGen, Inc.*	16,691
1,410	Immunomedics, Inc.*(a)	37,732
5,308	Innoviva, Inc.*	77,072
383	Inogen, Inc.*	101,461
2,393	Insys Therapeutics, Inc.*	22,375
739	Integer Holdings Corp.*	59,046
422	Intellia Therapeutics, Inc.*	13,052
1,809	Intersect ENT, Inc.*	53,004
451	Intra-Cellular Therapies, Inc., Class A*	9,895
522	IntriCon Corp.*	38,576
685	Iovance Biotherapeutics, Inc.*	12,124
521	iRhythm Technologies, Inc.*	48,500
945	K2M Group Holdings, Inc.*	25,836
493	Karyopharm Therapeutics, Inc.*	10,378
1,824	Keryx Biopharmaceuticals, Inc.*	6,220
1,151	Kindred Biosciences, Inc.*	17,150
841	Kura Oncology, Inc.*	17,240
301	La Jolla Pharmaceutical Co.*(a)	6,935
2,424	Lannett Co., Inc.*(a)	12,968
2,337	Lantheus Holdings, Inc.*	37,626
993	LeMaitre Vascular, Inc.	37,247
916	LHC Group, Inc.*	90,620
346	LifePoint Health, Inc.*	22,282
237	Ligand Pharmaceuticals, Inc.*	61,547
767	LivaNova PLC*	96,297
282	Loxo Oncology, Inc.*	47,652
3,042	Luminex Corp.	85,815
410	MacroGenics, Inc.*(a)	8,967
51	Madrigal Pharmaceuticals, Inc.*	12,200
419	Magellan Health, Inc.*	30,796
2,257	Mallinckrodt PLC*	77,776
1,316	Marinus Pharmaceuticals, Inc.*	9,396
838	Medidata Solutions, Inc.*	71,213
678	Medpace Holdings, Inc.*	40,538
1,254	Meridian Bioscience, Inc.	19,688
730	Merit Medical Systems, Inc.*	42,960
10,334	MiMedx Group, Inc.*(a)	54,770
187	Mirati Therapeutics, Inc.*(a)	10,575
1,060	Momenta Pharmaceuticals, Inc.*	28,090
408	MyoKardia, Inc.*	25,153
3,114	Myriad Genetics, Inc.*	155,046
2,215	NanoString Technologies, Inc.*	35,817
1,863	Natera, Inc.*	51,493
210	National HealthCare Corp.	16,185
765	National Research Corp.	29,950
489	Natus Medical, Inc.*	18,240
579	Neogen Corp.*	54,102
2,553	NeoGenomics, Inc.*	35,359
354	Nevro Corp.*	23,867
5,819	Novavax, Inc.*	9,078

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
795	Novocure Ltd.*	$35,815
897	NuVasive, Inc.*	62,960
1,328	NxStage Medical, Inc.*	37,636
1,342	Nymox Pharmaceutical Corp. (Canada)*(a)	3,516
1,244	Omeros Corp.*(a)	32,195
494	Omnicell, Inc.*	33,962
2,071	OPKO Health, Inc.*(a)	12,260
758	OraSure Technologies, Inc.*	12,136
923	Orthofix Medical, Inc.*	49,436
1,295	Owens & Minor, Inc.	21,989
747	Oxford Immunotec Global PLC*	10,996
651	Pacira Pharmaceuticals, Inc.*	30,695
19,952	Palatin Technologies, Inc.*	20,152
1,091	Patterson Cos., Inc.	24,602
15,113	PDL BioPharma, Inc.*	36,573
1,751	Phibro Animal Health Corp., Class A	82,647
4,284	Pieris Pharmaceuticals, Inc.*	23,733
1,247	Prestige Brands Holdings, Inc.*	48,009
300	Providence Service Corp. (The)*	20,142
312	PTC Therapeutics, Inc.*	13,023
3,016	Quality Systems, Inc.*	69,036
383	Quidel Corp.*	29,445
1,316	R1 RCM, Inc.*	13,121
3,193	RadNet, Inc.*	44,223
1,740	Recro Pharma, Inc.*	11,101
420	REGENXBIO, Inc.*	29,589
455	Repligen Corp.*	24,970
657	Retrophin, Inc.*	20,820
430	Rocket Pharmaceuticals, Inc.*	10,256
316	RTI Surgical, Inc.*	1,414
1,015	Sangamo Therapeutics, Inc.*	18,524
683	Savara, Inc.*	8,032
1,183	SeaSpine Holdings Corp.*	18,218
1,787	Select Medical Holdings Corp.*	35,383
2,048	Senseonics Holdings, Inc.*(a)	8,356
455	Sientra, Inc.*(a)	11,430
1,282	SIGA Technologies, Inc.*	10,551
1,089	Simulations Plus, Inc.	22,706
1,260	Sorrento Therapeutics, Inc.*(a)	6,993
184	Spark Therapeutics, Inc.*	11,336
469	Spectrum Pharmaceuticals, Inc.*	10,098
2,576	STAAR Surgical Co.*	122,875
690	Stemline Therapeutics, Inc.*	11,799
1,363	Supernus Pharmaceuticals, Inc.*	60,381
980	Surgery Partners, Inc.*(a)	17,003
431	Surmodics, Inc.*	33,941
1,231	Syneos Health, Inc.*	61,365
226	Tabula Rasa HealthCare, Inc.*	19,813
926	Tactile Systems Technology, Inc.*(a)	62,662
1,405	Tandem Diabetes Care, Inc.*	64,194
480	Teladoc Health, Inc.*	37,224
1,073	Tenet Healthcare Corp.*	36,182
665	TG Therapeutics, Inc.*	8,446
529	Tivity Health, Inc.*	18,198
867	TransEnterix, Inc.*(a)	5,029

Common Stocks – (continued)
Health Care – (continued)
1,525	Triple-S Management Corp., Class B (Puerto Rico)*	33,199
245	US Physical Therapy, Inc.	30,686
112	Utah Medical Products, Inc.	10,175
3,107	Vanda Pharmaceuticals, Inc.*	60,043
557	Varex Imaging Corp.*	17,490
2,360	Veracyte, Inc.*	29,830
1,072	Verastem, Inc.*	10,677
3,752	Vericel Corp.*	45,774
738	Viking Therapeutics, Inc.*	9,646
1,559	Vital Therapies, Inc.*(a)	12,550
1,060	Vocera Communications, Inc.*	35,150
429	Voyager Therapeutics, Inc.*	9,326
183	WaVe Life Sciences Ltd.*(a)	9,754
602	Wright Medical Group NV*(a)	17,446
863	Xencor, Inc.*	36,065
582	XOMA Corp.*	10,901
1,233	Zafgen, Inc.*	11,738
290	Zogenix, Inc.*(a)	14,007

		6,839,500

Industrials – 15.1%
1,323	AAON, Inc.	53,449
529	AAR Corp.	24,688
672	ABM Industries, Inc.	21,316
2,341	Acacia Research Corp.*	9,130
1,584	ACCO Brands Corp.	19,642
748	Actuant Corp., Class A	22,029
626	Advanced Disposal Services, Inc.*	16,702
785	Advanced Drainage Systems, Inc.	24,610
775	Aegion Corp.*	19,344
1,154	Aerojet Rocketdyne Holdings, Inc.*	40,517
256	Aerovironment, Inc.*	22,518
379	Air Transport Services Group, Inc.*	7,713
328	Alamo Group, Inc.	31,258
300	Albany International Corp., Class A	23,145
204	Allegiant Travel Co.	27,795
660	Allied Motion Technologies, Inc.	32,234
566	Altra Industrial Motion Corp.	22,102
214	American Woodmark Corp.*	18,179
836	Apogee Enterprises, Inc.	41,148
1,248	Applied Industrial Technologies, Inc.	96,158
1,010	ArcBest Corp.	48,581
1,129	ASGN, Inc.*	104,534
221	Astec Industries, Inc.	10,752
1,281	Atkore International Group, Inc.*	35,074
154	Atlas Air Worldwide Holdings, Inc.*	9,379
961	Avis Budget Group, Inc.*	29,897
1,700	Axon Enterprise, Inc.*	116,042
201	AZZ, Inc.	10,804
904	Barnes Group, Inc.	61,526
327	Barrett Business Services, Inc.	24,535
1,209	Beacon Roofing Supply, Inc.*	44,830
691	BG Staffing, Inc.	16,833
1,181	Blue Bird Corp.*	27,104
771	BlueLinx Holdings, Inc.*	27,702

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
2,918	BMC Stock Holdings, Inc.*	$65,655
1,305	Brady Corp., Class A	52,787
521	Briggs & Stratton Corp.	10,503
625	Brink’s Co. (The)	46,937
3,392	Builders FirstSource, Inc.*	52,983
1,162	Caesarstone Ltd.	22,020
1,023	Casella Waste Systems, Inc., Class A*	29,033
2,005	CBIZ, Inc.*	47,919
60	CECO Environmental Corp.	506
528	Chart Industries, Inc.*	39,890
635	Cimpress NV (Netherlands)*	88,900
768	Columbus McKinnon Corp.	32,663
1,254	Comfort Systems USA, Inc.	71,980
1,651	Commercial Vehicle Group, Inc.*	16,114
741	Continental Building Products, Inc.*	27,639
2,379	Costamare, Inc. (Monaco)	16,724
1,052	Covanta Holding Corp.	18,568
280	Covenant Transportation Group, Inc., Class A*	8,364
541	CRA International, Inc.	30,924
308	CSW Industrials, Inc.*	17,248
401	Cubic Corp.	30,356
1,061	Daseke, Inc.*(a)	9,538
1,029	Deluxe Corp.	60,937
485	DMC Global, Inc.	19,036
523	Douglas Dynamics, Inc.	23,953
435	Ducommun, Inc.*	17,700
1,227	DXP Enterprises, Inc.*	56,307
524	Dycom Industries, Inc.*	43,969
553	Eastern Co. (The)	16,313
2,087	Echo Global Logistics, Inc.*	69,288
1,109	EMCOR Group, Inc.	88,831
372	Encore Wire Corp.	18,693
711	EnerSys	59,006
457	Engility Holdings, Inc.*	15,862
156	Ennis, Inc.	3,401
3,014	Enphase Energy, Inc.*(a)	14,738
290	EnPro Industries, Inc.	21,770
318	EnviroStar, Inc.	15,025
547	ESCO Technologies, Inc.	37,005
1,352	Essendant, Inc.	19,509
434	Esterline Technologies Corp.*	37,302
447	Evoqua Water Technologies Corp.*	8,663
535	Exponent, Inc.	28,007
809	Federal Signal Corp.	21,058
565	Forrester Research, Inc.	27,798
1,028	Forward Air Corp.	66,059
968	Franklin Covey Co.*	24,781
591	Franklin Electric Co, Inc.	28,900
718	FreightCar America, Inc.*	12,141
722	FTI Consulting, Inc.*	55,031
5,538	FuelCell Energy, Inc.*	6,479
247	GATX Corp.	20,859
727	Genco Shipping & Trading Ltd.*	9,982
458	Gencor Industries, Inc.*	5,908
928	Generac Holdings, Inc.*	51,495

Common Stocks – (continued)
Industrials – (continued)
770	General Finance Corp.*	10,511
527	Gibraltar Industries, Inc.*	23,926
420	Global Brass & Copper Holdings, Inc.	16,191
1,983	GMS, Inc.*	49,278
363	Gorman-Rupp Co. (The)	13,308
174	Graham Corp.	4,839
240	Granite Construction, Inc.	10,963
616	Greenbrier Cos, Inc. (The)	35,728
887	H&E Equipment Services, Inc.	30,876
1,231	Harsco Corp.*	34,776
1,285	Hawaiian Holdings, Inc.	53,328
120	HC2 Holdings, Inc.*	752
1,109	Healthcare Services Group, Inc.	45,702
482	Heartland Express, Inc.	9,857
246	Heidrick & Struggles International, Inc.	10,873
152	Herc Holdings, Inc.*	7,992
631	Heritage-Crystal Clean, Inc.*	14,702
1,698	Herman Miller, Inc.	65,033
504	Hertz Global Holdings, Inc.*	8,875
1,162	Hillenbrand, Inc.	59,436
1,012	HNI Corp.	44,629
923	Hub Group, Inc., Class A*	48,781
447	Hurco Cos, Inc.	19,176
456	Huron Consulting Group, Inc.*	22,572
240	Hyster-Yale Materials Handling, Inc.	14,808
599	ICF International, Inc.	48,908
849	IES Holdings, Inc.*	16,258
2,209	InnerWorkings, Inc.*	17,274
830	Insperity, Inc.	99,476
1,622	Interface, Inc.	38,198
496	JELD-WEN Holding, Inc.*	12,063
560	John Bean Technologies Corp.	66,248
405	Kadant, Inc.	40,925
795	Kaman Corp.	51,842
1,707	KBR, Inc.	35,813
1,053	Kelly Services, Inc., Class A	26,546
1,107	Kennametal, Inc.	45,210
1,110	KeyW Holding Corp. (The)*	9,446
1,758	Kforce, Inc.	73,924
2,955	Kimball International, Inc., Class B	51,624
925	KLX, Inc.*	68,302
1,012	Knoll, Inc.	23,822
680	Korn/Ferry International	45,648
951	Kratos Defense & Security Solutions, Inc.*(a)	12,705
642	Lawson Products, Inc.*	21,635
830	LB Foster Co., Class A*	18,883
203	Lindsay Corp.	19,441
898	LSC Communications, Inc.	10,983
395	Lydall, Inc.*	16,906
767	Manitex International, Inc.*	8,115
476	Marten Transport Ltd.	10,496
306	Masonite International Corp.*	20,487
840	MasTec, Inc.*	36,792
237	Matson, Inc.	8,854
406	Matthews International Corp., Class A	21,071

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
692	Maxar Technologies Ltd.	$21,487
237	McGrath RentCorp	13,746
1,491	Meritor, Inc.*	32,295
833	Milacron Holdings Corp.*	17,660
102	Miller Industries, Inc.	2,938
654	Mistras Group, Inc.*	14,918
425	Mobile Mini, Inc.	18,233
419	Moog, Inc., Class A	33,063
1,002	MRC Global, Inc.*	20,651
629	MSA Safety, Inc.	63,586
345	Mueller Industries, Inc.	11,030
223	Multi-Color Corp.	13,770
356	MYR Group, Inc.*	12,378
152	National Presto Industries, Inc.	20,155
942	Navigant Consulting, Inc.*	22,504
350	Navistar International Corp.*	15,250
1,809	NCI Building Systems, Inc.*	30,572
1,950	Nexeo Solutions, Inc.*	19,520
510	Northwest Pipe Co.*	9,211
1,278	NOW, Inc.*	21,969
741	NV5 Global, Inc.*	65,541
290	Omega Flex, Inc.	25,738
2,057	Orion Group Holdings, Inc.*	17,731
222	PAM Transportation Services, Inc.*	12,936
296	Park-Ohio Holdings Corp.	12,269
439	Patrick Industries, Inc.*	28,096
1,939	PGT Innovations, Inc.*	47,118
958	PICO Holdings, Inc.*	11,448
957	Pitney Bowes, Inc.	6,948
503	Powell Industries, Inc.	19,692
304	Preformed Line Products Co.	24,837
712	Primoris Services Corp.	17,843
578	Proto Labs, Inc.*	89,850
564	Quad/Graphics, Inc.	12,842
715	Quanex Building Products Corp.	11,726
3,729	Radiant Logistics, Inc.*	16,221
848	Raven Industries, Inc.	41,043
269	RBC Bearings, Inc.*	40,299
278	Reis, Inc.	6,408
2,355	Resources Connection, Inc.	38,975
1,207	Rexnord Corp.*	35,039
911	Rush Enterprises, Inc., Class A	39,137
459	Rush Enterprises, Inc., Class B	20,334
3,602	Safe Bulkers, Inc. (Greece)*	10,050
340	Saia, Inc.*	26,945
992	Simpson Manufacturing Co., Inc.	76,156
1,173	SiteOne Landscape Supply, Inc.*	106,004
584	SkyWest, Inc.	38,135
691	SP Plus Corp.*	26,880
957	Spartan Motors, Inc.	13,829
776	Sparton Corp.*	9,910
505	SPX Corp.*	17,165
603	SPX FLOW, Inc.*	28,908
222	Standex International Corp.	23,954
2,809	Steelcase, Inc., Class A	41,011
309	Sterling Construction Co., Inc.*	4,496

Common Stocks – (continued)
Industrials – (continued)
283	Sun Hydraulics Corp.	14,246
665	Sunrun, Inc.*	8,725
1,114	Systemax, Inc.	40,661
789	Tennant Co.	60,398
1,086	Tetra Tech, Inc.	75,803
968	Titan Machinery, Inc.*	17,482
354	TPI Composites, Inc.*	9,923
1,786	Trex Co., Inc.*	151,274
896	TriMas Corp.*	27,507
677	TriNet Group, Inc.*	39,990
337	Triton International Ltd. (Bermuda)	12,732
2,109	TrueBlue, Inc.*	61,794
554	Tutor Perini Corp.*	11,274
850	Twin Disc, Inc.*	21,718
264	UniFirst Corp.	48,893
1,204	Universal Forest Products, Inc.	45,102
149	US Ecology, Inc.	10,840
806	USA Truck, Inc.*	17,659
635	Vectrus, Inc.*	20,841
1,160	Veritiv Corp.*	55,390
507	Viad Corp.	31,231
1,533	Vicor Corp.*	95,736
248	VSE Corp.	9,568
1,479	Wabash National Corp.	26,977
221	WageWorks, Inc.*	11,824
667	Watts Water Technologies, Inc., Class A	54,994
591	Werner Enterprises, Inc.	21,897
836	Wesco Aircraft Holdings, Inc.*	10,157
763	Willdan Group, Inc.*	23,935
187	Willis Lease Finance Corp.*	6,410
510	Woodward, Inc.	41,086

		7,085,651

Information Technology – 15.2%
1,017	3D Systems Corp.*(a)	20,696
2,086	8x8, Inc.*	47,352
3,167	A10 Networks, Inc.*	22,074
304	Acacia Communications, Inc.*	12,394
1,086	ACI Worldwide, Inc.*	30,853
1,420	Acxiom Corp.*	64,880
1,844	Adesto Technologies Corp.*(a)	11,156
1,312	ADTRAN, Inc.	22,566
890	Advanced Energy Industries, Inc.*	53,026
3,187	Aerohive Networks, Inc.*	13,449
815	Agilysys, Inc.*	13,097
728	Alarm.com Holdings, Inc.*	40,979
254	Altair Engineering, Inc., Class A*	10,610
340	Alteryx, Inc., Class A*(a)	19,737
683	Ambarella, Inc.*	26,166
1,113	American Software, Inc., Class A	20,012
3,183	Amkor Technology, Inc.*	27,788
700	Anixter International, Inc.*	50,470
810	Appfolio, Inc., Class A*	69,174
390	Applied Optoelectronics, Inc.*(a)	16,130
808	Apptio, Inc., Class A*	31,350
1,441	Aquantia Corp.*	18,214

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
1,937	Avaya Holdings Corp.*	$45,248
2,800	Avid Technology, Inc.*	16,576
1,106	AVX Corp.	23,392
507	Axcelis Technologies, Inc.*	10,241
740	Badger Meter, Inc.	40,663
546	Bel Fuse, Inc., Class B	15,643
482	Belden, Inc.	35,051
1,349	Benchmark Electronics, Inc.	34,872
485	Blackbaud, Inc.	50,717
187	Blackline, Inc.*	9,866
471	Bottomline Technologies de, Inc.*	31,072
2,515	Box, Inc., Class A*	61,768
2,854	Brightcove, Inc.*	23,403
1,127	Brooks Automation, Inc.	44,415
470	Cabot Microelectronics Corp.	52,983
533	CACI International, Inc., Class A*	103,935
531	CalAmp Corp.*	12,479
3,411	Calix, Inc.*	26,606
269	Carbon Black, Inc.*	6,814
1,042	Carbonite, Inc.*	43,295
365	Cardlytics, Inc.*	7,442
864	Cardtronics PLC, Class A*	30,318
1,088	Care.com, Inc.*	21,140
1,144	Cargurus, Inc., Class A*	56,422
440	Cars.com, Inc.*	11,840
1,243	Casa Systems, Inc.*	18,260
227	Cass Information Systems, Inc.	16,237
293	CEVA, Inc.*	8,966
1,456	ChannelAdvisor Corp.*	19,001
2,466	Ciena Corp.*	77,876
1,889	Cirrus Logic, Inc.*	83,022
605	Cision Ltd*	10,957
1,078	Clearfield, Inc.*(a)	14,715
1,147	Cloudera, Inc.*	17,217
657	Cohu, Inc.	17,332
953	CommVault Systems, Inc.*	66,377
644	Comtech Telecommunications Corp.	23,087
1,861	Control4 Corp.*	60,315
2,328	Convergys Corp.	57,571
703	Cornerstone OnDemand, Inc.*	39,762
509	Coupa Software, Inc.*	36,500
353	Cray, Inc.*	7,660
1,468	Cree, Inc.*	70,626
1,000	CSG Systems International, Inc.	37,350
610	CTS Corp.	22,540
2,350	Daktronics, Inc.	19,059
1,369	Digi International, Inc.*	18,413
1,239	Diodes, Inc.*	46,983
174	Ebix, Inc.	13,859
1,799	eGain Corp.*	25,726
1,387	Electro Scientific Industries, Inc.*	30,445
776	Electronics For Imaging, Inc.*	26,997
322	Ellie Mae, Inc.*	33,929
2,716	Entegris, Inc.	92,072
345	Envestnet, Inc.*	21,804
392	ePlus, Inc.*	40,631

Common Stocks – (continued)
Information Technology – (continued)
1,322	Etsy, Inc.*	64,368
640	Everbridge, Inc.*	38,534
1,568	Everi Holdings, Inc.*	13,595
1,207	EVERTEC, Inc. (Puerto Rico)	29,028
1,789	Exela Technologies, Inc.*	10,698
563	ExlService Holdings, Inc.*	36,077
4,779	Extreme Networks, Inc.*	29,964
248	Fabrinet (Thailand)*	11,872
513	FARO Technologies, Inc.*	34,987
1,489	Finisar Corp.*	30,376
3,090	Fitbit, Inc., Class A*	18,602
1,842	Five9, Inc.*	88,508
505	ForeScout Technologies, Inc.*	18,215
1,295	FormFactor, Inc.*	20,008
4,298	Glu Mobile, Inc.*	33,095
455	GTT Communications, Inc.*(a)	19,588
2,021	Hackett Group, Inc. (The)	41,370
1,602	Hortonworks, Inc.*	35,757
639	HubSpot, Inc.*	91,824
626	Ichor Holdings Ltd.*(a)	16,232
635	II-VI, Inc.*	31,591
487	Imperva, Inc.*	22,962
1,068	Impinj, Inc.*(a)	22,941
925	Infinera Corp.*	8,279
3,234	Information Services Group, Inc.*	16,008
450	Insight Enterprises, Inc.*	24,813
1,236	Instructure, Inc.*(a)	50,614
2,097	Integrated Device Technology, Inc.*	89,102
508	InterDigital, Inc.	41,961
2,373	Iteris, Inc.*	12,221
571	Itron, Inc.*	37,914
616	j2 Global, Inc.	50,863
1,556	KEMET Corp.*	40,207
1,199	Kimball Electronics, Inc.*	23,740
1,333	Knowles Corp.*	24,167
1,556	KVH Industries, Inc.*	19,372
568	Lattice Semiconductor Corp.*	4,652
1,165	Leaf Group Ltd.*	12,873
1,462	Liquidity Services, Inc.*	10,526
1,919	LivePerson, Inc.*	51,621
598	Lumentum Holdings, Inc.*(a)	40,604
779	ManTech International Corp., Class A	51,663
1,351	MAXIMUS, Inc.	89,842
994	MaxLinear, Inc.*	19,164
320	Maxwell Technologies, Inc.*	1,142
5,950	Meet Group, Inc. (The)*	30,345
94	Mesa Laboratories, Inc.	18,871
780	Methode Electronics, Inc.	30,927
265	MicroStrategy, Inc., Class A*	39,485
1,267	MINDBODY, Inc., Class A*	47,006
1,636	Mitek Systems, Inc.*	11,861
4,407	MobileIron, Inc.*	21,594
835	Model N, Inc.*	14,195
422	MTS Systems Corp.	22,830
1,169	Nanometrics, Inc.*	51,214
1,185	Napco Security Technologies, Inc.*	17,894

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
571	NETGEAR, Inc.*	$40,455
1,660	NetScout Systems, Inc.*	41,500
834	New Relic, Inc.*	85,702
1,601	NIC, Inc.	26,897
605	Novanta, Inc.*	46,343
155	NVE Corp.	17,620
2,240	Oclaro, Inc.*	21,370
963	OneSpan, Inc.*	18,056
316	OSI Systems, Inc.*	24,613
2,803	Pandora Media, Inc.*	25,900
1,160	PAR Technology Corp.*	29,789
468	Park Electrochemical Corp.	10,006
172	Paylocity Holding Corp.*	13,664
1,153	PC Connection, Inc.	45,774
1,592	Perficient, Inc.*	45,738
2,124	Perspecta, Inc.	49,404
1,548	PFSweb, Inc.*	13,328
1,314	Photronics, Inc.*	14,060
852	Plantronics, Inc.	57,271
815	Plexus Corp.*	51,581
474	Power Integrations, Inc.	34,768
638	Presidio, Inc.*	9,647
2,099	PRGX Global, Inc.*	20,045
1,054	Progress Software Corp.	43,140
514	PROS Holdings, Inc.*	18,956
662	Q2 Holdings, Inc.*	41,243
520	QAD, Inc., Class A	31,538
454	Qualys, Inc.*	41,337
956	Quantenna Communications, Inc.*	17,466
2,944	QuinStreet, Inc.*	44,661
1,038	Quotient Technology, Inc.*	15,518
3,333	Rambus, Inc.*	40,729
926	Rapid7, Inc.*	35,327
2,657	Remark Holdings, Inc.*(a)	9,353
4,104	Ribbon Communications, Inc.*	28,400
308	Rogers Corp.*	42,526
2,008	Rosetta Stone, Inc.*	31,726
1,315	Rudolph Technologies, Inc.*	36,557
337	SailPoint Technologies Holding, Inc.*	10,423
1,355	Sanmina Corp.*	41,734
643	ScanSource, Inc.*	26,138
896	Science Applications International Corp.	80,837
792	Semtech Corp.*	47,322
223	ShotSpotter, Inc.*	12,720
504	Shutterstock, Inc.	27,740
552	Silicon Laboratories, Inc.*	54,096
298	SMART Global Holdings, Inc.*	9,831
257	SPS Commerce, Inc.*	25,255
287	Stamps.com, Inc.*	71,305
449	Stratasys Ltd.*	11,203
1,276	Sykes Enterprises, Inc.*	38,586
1,041	Synaptics, Inc.*	50,239
241	SYNNEX Corp.	23,370
1,283	Syntel, Inc.*	52,269
438	Tech Data Corp.*	31,865
1,369	TechTarget, Inc.*	32,842

Common Stocks – (continued)
Information Technology – (continued)
2,109	Telaria, Inc.*	8,668
474	Telenav, Inc.*	2,654
1,608	TiVo Corp.	21,949
309	Trade Desk, Inc. (The), Class A*	43,841
2,634	Travelport Worldwide Ltd.	48,913
2,310	TrueCar, Inc.*	29,707
729	TTEC Holdings, Inc.	19,100
2,149	TTM Technologies, Inc.*	40,186
203	Tucows, Inc., Class A*(a)	11,886
909	Ultra Clean Holdings, Inc.*	13,871
1,559	Unisys Corp.*	28,997
420	Upland Software, Inc.*	15,632
659	USA Technologies, Inc.*	10,709
1,069	Varonis Systems, Inc.*	78,999
1,121	Verint Systems, Inc.*	54,425
378	ViaSat, Inc.*(a)	23,746
1,786	Viavi Solutions, Inc.*	20,003
484	Virtusa Corp.*	28,198
2,905	Vishay Intertechnology, Inc.	69,139
738	Vishay Precision Group, Inc.*	31,955
1,167	Web.com Group, Inc.*	32,618
1,592	Workiva, Inc.*	58,665
3,332	Xcerra Corp.*	48,247
1,790	XO Group, Inc.*	53,807
842	Xperi Corp.	13,219
1,724	Yelp, Inc.*	81,235
1,562	Yext, Inc.*	38,831
3,532	Zix Corp.*	19,603
227	Zscaler, Inc.*(a)	9,713

		7,149,724

Materials – 4.1%
473	AdvanSix, Inc.*	16,006
2,091	AgroFresh Solutions, Inc.*	13,905
2,669	AK Steel Holding Corp.*(a)	11,850
763	Allegheny Technologies, Inc.*	20,624
1,373	American Vanguard Corp.	30,069
406	Balchem Corp.	45,021
1,457	Boise Cascade Co.	63,671
470	Carpenter Technology Corp.	28,045
570	Century Aluminum Co.*	7,193
478	Chase Corp.	59,248
4,253	Cleveland-Cliffs, Inc.*	42,743
1,772	Coeur Mining, Inc.*(a)	10,065
964	Commercial Metals Co.	20,822
213	Compass Minerals International, Inc.	13,323
1,313	Ferro Corp.*	28,820
904	Forterra, Inc.*	7,648
717	FutureFuel Corp.	10,633
1,341	GCP Applied Technologies, Inc.*	33,793
4,064	Gold Resource Corp.	20,970
357	Greif, Inc., Class A	19,699
62	Greif, Inc., Class B	3,525
229	Haynes International, Inc.	9,023
648	HB Fuller Co.	36,930
5,827	Hecla Mining Co.	16,549

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
1,023	Ingevity Corp.*	$103,333
381	Innophos Holdings, Inc.	16,653
562	Innospec, Inc.	43,611
2,008	Intrepid Potash, Inc.*	6,827
215	Kaiser Aluminum Corp.	23,562
1,596	KapStone Paper and Packaging Corp.	54,823
750	KMG Chemicals, Inc.	58,110
264	Koppers Holdings, Inc.*	9,359
627	Kraton Corp.*	29,488
548	Kronos Worldwide, Inc.	11,031
3,150	Louisiana-Pacific Corp.	91,854
5,051	Marrone Bio Innovations, Inc.*	10,531
711	Materion Corp.	45,362
580	Minerals Technologies, Inc.	38,947
2,527	Myers Industries, Inc.	56,226
234	Neenah, Inc.	21,352
917	Olympic Steel, Inc.	20,211
1,745	OMNOVA Solutions, Inc.*	15,792
1,883	PolyOne Corp.	79,576
441	Quaker Chemical Corp.	79,442
802	Rayonier Advanced Materials, Inc.	16,762
1,594	Ryerson Holding Corp.*	16,578
834	Schnitzer Steel Industries, Inc., Class A	21,976
511	Schweitzer-Mauduit International, Inc.	20,793
634	Sensient Technologies Corp.	45,027
499	Stepan Co.	44,516
1,052	Summit Materials, Inc., Class A*	22,376
1,938	SunCoke Energy, Inc.*	21,628
446	Synalloy Corp.	10,236
655	TimkenSteel Corp.*(a)	9,177
703	Trecora Resources*	9,842
891	Trinseo SA	68,741
1,885	Tronox Ltd., Class A	30,518
644	UFP Technologies, Inc.*	22,701
196	United States Lime & Minerals, Inc.	14,874
375	Universal Stainless & Alloy Products, Inc.*	11,355
162	US Concrete, Inc.*(a)	7,808
2,521	Valhi, Inc.	8,319
1,012	Verso Corp., Class A*	31,767
2,205	Warrior Met Coal, Inc.	53,030
645	Worthington Industries, Inc.	30,044

		1,904,333

Real Estate – 6.9%
698	Acadia Realty Trust REIT	19,907
406	Agree Realty Corp. REIT	23,170
1,052	Alexander & Baldwin, Inc. REIT	24,690
40	Alexander’s, Inc. REIT	14,437
1,015	Altisource Portfolio Solutions SA*	36,692
427	American Assets Trust, Inc. REIT	16,866
716	Armada Hoffler Properties, Inc. REIT	11,162
3,804	Ashford Hospitality Trust, Inc. REIT	24,688
2,597	Braemar Hotels & Resorts, Inc. REIT	29,995
829	BRT Apartments Corp. REIT	10,669
1,415	CareTrust REIT, Inc. REIT	26,107

Common Stocks – (continued)
Real Estate – (continued)
885	CatchMark Timber Trust, Inc., Class A REIT	11,098
4,084	CBL & Associates Properties, Inc. REIT	18,215
4,608	Cedar Realty Trust, Inc. REIT	20,598
1,533	Chatham Lodging Trust REIT	32,883
1,705	Chesapeake Lodging Trust REIT	56,112
811	City Office REIT, Inc. REIT	10,470
361	Clipper Realty, Inc. REIT	4,404
568	Community Healthcare Trust, Inc. REIT	17,625
351	Consolidated-Tomoka Land Co.	22,036
2,185	CoreCivic, Inc. REIT	56,570
620	CorEnergy Infrastructure Trust, Inc. REIT(a)	23,207
906	CorePoint Lodging, Inc. REIT	18,890
10,396	Cousins Properties, Inc. REIT	97,203
4,484	DiamondRock Hospitality Co. REIT	53,629
775	Easterly Government Properties, Inc. REIT	15,694
554	EastGroup Properties, Inc. REIT	53,888
463	Education Realty Trust, Inc. REIT	19,159
1,597	First Industrial Realty Trust, Inc. REIT	51,839
1,049	Forestar Group, Inc.*	26,959
1,448	Four Corners Property Trust, Inc. REIT	39,009
1,318	Franklin Street Properties Corp. REIT	11,295
1,375	Front Yard Residential Corp. REIT	16,803
355	FRP Holdings, Inc.*	23,181
2,229	GEO Group, Inc. (The) REIT	56,550
806	Getty Realty Corp. REIT	23,463
893	Gladstone Commercial Corp. REIT	17,780
525	Global Net Lease, Inc. REIT	11,387
979	Government Properties Income Trust REIT	16,555
2,140	Gramercy Property Trust REIT	58,529
1,482	Healthcare Realty Trust, Inc. REIT	45,883
1,269	Hersha Hospitality Trust REIT	29,948
939	HFF, Inc., Class A	42,640
1,704	Independence Realty Trust, Inc. REIT	17,602
675	Industrial Logistics Properties Trust REIT	16,247
1,813	InfraREIT, Inc. REIT	37,874
263	Innovative Industrial Properties, Inc., Class A REIT	11,940
1,840	iStar, Inc. REIT	20,590
619	Jernigan Capital, Inc. REIT	12,386
1,304	Kennedy-Wilson Holdings, Inc.	27,971
1,709	Kite Realty Group Trust REIT	29,873
2,909	LaSalle Hotel Properties REIT	102,135
1,917	Lexington Realty Trust REIT	17,905
591	LTC Properties, Inc. REIT	27,452
1,464	Mack-Cali Realty Corp. REIT	31,974
1,979	Marcus & Millichap, Inc.*	72,055
472	Maui Land & Pineapple Co., Inc.*	5,994
1,001	MedEquities Realty Trust, Inc. REIT	10,721
1,343	Monmouth Real Estate Investment Corp. REIT	23,355
644	National Health Investors, Inc. REIT	51,037
1,692	National Storage Affiliates Trust REIT	47,985
1,961	New Senior Investment Group, Inc. REIT	12,433
635	Newmark Group, Inc., Class A	8,160

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
666	NexPoint Residential Trust, Inc. REIT	$21,512
1,290	NorthStar Realty Europe Corp. REIT	17,699
412	One Liberty Properties, Inc. REIT	11,861
1,428	Pebblebrook Hotel Trust REIT	55,135
2,685	Pennsylvania Real Estate Investment Trust REIT	27,387
1,892	Physicians Realty Trust REIT	33,091
817	Piedmont Office Realty Trust, Inc., Class A REIT	16,209
1,465	PotlatchDeltic Corp. REIT	70,760
1,303	Preferred Apartment Communities, Inc., Class A REIT	23,219
376	PS Business Parks, Inc. REIT	49,042
730	QTS Realty Trust, Inc., Class A REIT	33,383
2,273	Ramco-Gershenson Properties Trust REIT	31,731
1,001	RE/MAX Holdings, Inc., Class A	49,299
4,412	Redfin Corp.*(a)	87,402
750	Retail Opportunity Investments Corp. REIT	14,805
1,045	Rexford Industrial Realty, Inc. REIT	33,963
3,334	RLJ Lodging Trust REIT	73,048
700	RMR Group, Inc. (The), Class A	66,115
876	Ryman Hospitality Properties, Inc. REIT	77,727
3,344	Sabra Health Care REIT, Inc. REIT	78,852
185	Saul Centers, Inc. REIT	11,100
916	Select Income REIT	18,824
476	Seritage Growth Properties, Class A REIT(a)	24,504
557	St Joe Co. (The)*	9,580
1,299	STAG Industrial, Inc. REIT	37,502
3,015	Summit Hotel Properties, Inc. REIT	41,396
5,549	Sunstone Hotel Investors, Inc. REIT	93,112
942	Tanger Factory Outlet Centers, Inc. REIT	22,665
363	Tejon Ranch Co.*	8,069
861	Terreno Realty Corp. REIT	33,071
1,085	Tier REIT, Inc. REIT	25,866
1,036	UMH Properties, Inc. REIT	16,535
281	Universal Health Realty Income Trust REIT	21,426
1,162	Urban Edge Properties REIT	26,563
532	Urstadt Biddle Properties, Inc., Class A REIT	12,103
3,678	Washington Prime Group, Inc. REIT	28,468
983	Washington Real Estate Investment Trust REIT	31,023
756	Whitestone REIT	10,312
2,317	Xenia Hotels & Resorts, Inc. REIT	56,210

		3,228,143

Telecommunication Services – 0.7%
867	Boingo Wireless, Inc.*	28,680
1,249	Cincinnati Bell, Inc.*	16,237
728	Cogent Communications Holdings, Inc.	39,822
728	Consolidated Communications Holdings, Inc.	8,598
2,574	Frontier Communications Corp.	13,385

Common Stocks – (continued)
Telecommunication Services – (continued)
525	Intelsat S.A.*	11,534
540	Iridium Communications, Inc.*	10,935
2,937	NII Holdings, Inc.*	16,859
968	Ooma, Inc.*	15,488
275	Shenandoah Telecommunications Co.	10,491
1,083	Spok Holdings, Inc.	16,624
10,261	Vonage Holdings Corp.*	145,501
1,299	Windstream Holdings, Inc.*	6,118

		340,272

Utilities – 3.3%
1,076	ALLETE, Inc.	80,786
1,033	American States Water Co.	62,424
1,111	AquaVenture Holdings Ltd.*	20,198
254	Artesian Resources Corp., Class A	9,126
11,302	Atlantic Power Corp.*	24,864
1,279	Avista Corp.	65,625
1,154	Black Hills Corp.	67,913
798	Cadiz, Inc.*(a)	7,661
763	California Water Service Group	31,397
406	Chesapeake Utilities Corp.	34,916
176	Connecticut Water Service, Inc.	12,058
1,455	Consolidated Water Co. Ltd. (Cayman Islands)	19,643
804	El Paso Electric Co.	49,285
953	IDACORP, Inc.	93,251
695	MGE Energy, Inc.	45,488
1,562	New Jersey Resources Corp.	71,227
512	Northwest Natural Gas Co.	33,229
942	NorthWestern Corp.	56,482
2,754	NRG Yield, Inc., Class A	54,226
3,207	NRG Yield, Inc., Class C	63,659
987	ONE Gas, Inc.	77,509
959	Ormat Technologies, Inc.	50,491
838	Otter Tail Corp.	40,140
1,437	Pattern Energy Group, Inc., Class A	29,286
1,653	PNM Resources, Inc.	64,384
1,817	Portland General Electric Co.	84,309
1,514	Pure Cycle Corp.*	17,033
520	RGC Resources, Inc.	14,004
376	SJW Group	21,774
1,356	South Jersey Industries, Inc.	44,992
949	Southwest Gas Holdings, Inc.	73,377
1,151	Spark Energy, Inc., Class A	10,129
870	Spire, Inc.	64,859
1,942	TerraForm Power, Inc., Class A	21,712
486	Unitil Corp.	24,567
388	York Water Co. (The)	11,679

		1,553,703

TOTAL COMMON STOCKS
(Cost $42,760,128)		$46,600,450

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Units	Description	Value
Rights – 0.0%
Financials – 0.0%
153	NewStar Financial, Inc. CVR*(b)	$75

Materials – 0.0%
562	A Schulman, Inc. CVR*	1,074

TOTAL RIGHTS
(Cost $1,270)		$1,149

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $42,761,398)		$46,601,599

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 3.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,464,426	1.879%	$1,464,426
(Cost $1,464,426)

TOTAL INVESTMENTS – 102.2%
(Cost $44,225,824)		$48,066,025

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(1,051,925)

NET ASSETS – 100.0%		$47,014,100

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVR	—Contingent Value Right
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2018

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:
Investments at value (cost $1,429,723,675, $67,556,324, $1,005,426,941 and $42,976,122, respectively)(a)	$1,686,710,949	$73,578,544	$1,091,761,933	$51,984,852
Investments in securities lending reinvestment vehicle, at value which equals cost	22,917,805	517,340	12,382,605	928,809
Cash	2,317,960	620,082	1,233,378	—
Foreign currency, at value (cost $16,478,029, $16,355, $186,655, and $375,285, respectively)	16,478,042	16,351	186,742	375,468
Receivables:
Investments sold	89,007,273	2,567,689	37,145,540	1,446,732
Dividends	3,192,204	146,532	2,240,588	65,043
Foreign tax reclaims	81,834	71,545	400,303	4,246
Securities lending income	18,850	593	6,138	298
Reimbursement from advisor	157,455	—	—	—
Other assets	21,303	—	—	—
Total assets	1,820,903,675	77,518,676	1,145,357,227	54,805,448

Liabilities:
Payables:
Upon return of securities loaned	22,917,805	517,340	12,382,605	928,809
Investments purchased	104,368,769	3,022,261	38,285,407	361,347
Foreign capital gains tax	4,068,963	—	—	—
Management fees	573,793	15,602	227,226	11,024
Due to custodian	—	—	—	726,629
Accrued expenses	434,214	—	—	—
Total liabilities	132,363,544	3,555,203	50,895,238	2,027,809

Net Assets:
Paid-in capital	1,464,695,326	68,987,626	1,017,742,040	43,969,271
Undistributed (distributions in excess of) net investment income	14,894,569	140,745	2,014,147	(137,957)
Accumulated net realized loss	(43,840,938)	(1,187,671)	(11,632,550)	(63,669)
Net unrealized gain	252,791,174	6,022,773	86,338,352	9,009,994
NET ASSETS	$1,688,540,131	$73,963,473	$1,094,461,989	$52,777,639
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	51,200,000	2,400,000	37,200,000	1,600,000
Net asset value per share:	$32.98	$30.82	$29.42	$32.99

(a)	Includes loaned securities having a market value of $22,006,472, $472,946, $11,561,127 and $887,807.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

August 31, 2018

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Assets:
Investments at value (cost $3,233,697,629 and $42,761,398, respectively)(a)	$3,968,965,544	$46,601,599
Investments in securities lending reinvestment vehicle, at value which equals cost	165,999	1,464,426
Cash	4,667,427	385,839
Receivables:
Dividends	6,962,831	30,919
Investments sold	2,929,383	—
Securities lending income	147	3,277
Total assets	3,983,691,331	48,486,060

Liabilities:
Payables:
Upon return of securities loaned	165,999	1,464,426
Fund shares redeemed	2,937,358	—
Management fees	291,285	7,534
Total liabilities	3,394,642	1,471,960

Net Assets:
Paid-in capital	3,275,976,651	43,424,995
Undistributed net investment income	12,889,916	79,481
Accumulated net realized loss	(43,837,793)	(330,577)
Net unrealized gain	735,267,915	3,840,201
NET ASSETS	$3,980,296,689	$47,014,100
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	67,752,500	950,000
Net asset value per share:	$58.75	$49.49

(a)	Includes loaned securities having a market value of $164,522 and $1,436,446.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2018

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:
Dividends (net of foreign withholding taxes of $5,467,700, $282,001, $2,607,306 and $108,798, respectively)	$45,586,095	$2,051,628	$23,279,724	$935,754
Securities lending income	173,431	22,225	214,147	7,556
Total investment income	45,759,526	2,073,853	23,493,871	943,310

Expenses:
Management fees	6,932,741	147,863	2,051,340	115,723
Custody, accounting and administrative services	1,416,002	—	—	—
Printing and mailing cost	129,183	—	—	—
Professional fees	116,927	—	—	—
Trustee fees	72,252	10,979	37,960	10,558
Registration fees	30,566	—	—	—
Other	121,102	301	2,351	6
Total expenses	8,818,773	159,143	2,091,651	126,287
Less — expense reductions	(1,021,164)	—	—	—
Net expenses	7,797,609	159,143	2,091,651	126,287
NET INVESTMENT INCOME	37,961,917	1,914,710	21,402,220	817,023

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments unaffiliated	(29,703,479)	(1,078,470)	(9,132,985)	4,470
In-kind redemptions	16,893,651	—	4,982,916	—
Foreign currency transactions	(811,482)	(8,723)	(82,422)	(10,406)
Net change in unrealized gain (loss) on:
Investments unaffiliated (including the effects of the foreign capital gains tax liability of $4,068,963, $—, $— and $—, respectively)	(38,157,755)	345,694	15,927,999	2,882,709
Foreign currency translations	(120,861)	(1,497)	(17,332)	854
Net realized and unrealized gain (loss)	(51,899,926)	(742,996)	11,678,176	2,877,627
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,938,009)	1,171,714	33,080,396	3,694,650

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2018

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Investment income:
Dividends (net of foreign withholding taxes of $— and $35, respectively)	$55,745,666	$272,418
Securities lending income	29,260	24,390
Total investment income	55,774,926	296,808

Expenses:
Management fees	2,573,611	31,994
Trustee fees	115,805	9,391
Total expenses	2,689,416	41,385
NET INVESTMENT INCOME	53,085,510	255,423

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments unaffiliated	(27,075,850)	(371,232)
In-kind redemptions	65,843,448	929,046
Net change in unrealized gain on:
Investments unaffiliated	499,540,105	4,040,567
Net realized and unrealized gain	538,307,703	4,598,381
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	591,393,213	4,853,804

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$37,961,917	$23,113,439	$1,914,710	$935,931
Net realized gain (loss)	(13,621,310)	27,382,713	(1,087,193)	360,990
Net change in unrealized gain (loss)	(38,278,616)	191,701,572	344,197	4,561,723
Net increase (decrease) in net assets resulting from operations	(13,938,009)	242,197,724	1,171,714	5,858,644

Distributions to shareholders:
From net investment income	(32,143,026)	(18,216,894)	(1,905,353)	(931,065)
Total distributions to shareholders	(32,143,026)	(18,216,894)	(1,905,353)	(931,065)

From share transactions:
Proceeds from sales of shares	314,794,227	538,219,705	30,634,671	10,463,180
Cost of shares redeemed	(70,855,843)	(134,905,814)	—	(5,287,804)
Net increase in net assets resulting from share transactions	243,938,384	403,313,891	30,634,671	5,175,376
TOTAL INCREASE	197,857,349	627,294,721	29,901,032	10,102,955

Net assets:
Beginning of year	$1,490,682,782	$863,388,061	$44,062,441	$33,959,486
End of year	$1,688,540,131	$1,490,682,782	$73,963,473	$44,062,441
Undistributed net investment income	$14,894,569	$9,818,288	$140,745	$138,949

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$21,402,220	$10,777,194	$817,023	$593,857
Net realized loss	(4,232,491)	(1,216,679)	(5,936)	(25,970)
Net change in unrealized gain	15,910,667	62,998,276	2,883,563	4,328,379
Net increase in net assets resulting from operations	33,080,396	72,558,791	3,694,650	4,896,266

Distributions to shareholders:
From net investment income	(21,486,236)	(9,649,669)	(918,018)	(721,272)
Total distributions to shareholders	(21,486,236)	(9,649,669)	(918,018)	(721,272)

From share transactions:
Proceeds from sales of shares	504,609,336	246,462,159	7,009,409	6,019,256
Cost of shares redeemed	(14,870,038)	—	—	—
Net increase in net assets resulting from share transactions	489,739,298	246,462,159	7,009,409	6,019,256
TOTAL INCREASE	501,333,458	309,371,281	9,786,041	10,194,250

Net assets:
Beginning of year	$593,128,531	$283,757,250	$42,991,598	$32,797,348
End of year	$1,094,461,989	$593,128,531	$52,777,639	$42,991,598
Undistributed (distributions in excess of) net investment income	$2,014,147	$1,931,703	$(137,957)	$(85,057)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Period June 28, 2017(1) to August 31, 2017
From operations:
Net investment income	$53,085,510	$34,576,873	$255,423	$19,762
Net realized gain (loss)	38,767,598	(6,147,868)	557,814	227
Net change in unrealized gain (loss)	499,540,105	196,569,414	4,040,567	(200,366)
Net increase (decrease) in net assets resulting from operations	591,393,213	224,998,419	4,853,804	(180,377)

Distributions to shareholders:
From net investment income	(50,169,147)	(28,028,221)	(196,288)	—
Total distributions to shareholders	(50,169,147)	(28,028,221)	(196,288)	—

From share transactions:
Proceeds from sales of shares	1,249,627,575	1,088,221,008	41,173,190	12,076,307
Cost of shares redeemed	(207,045,304)	(45,906,935)	(10,712,536)	—
Net increase in net assets resulting from share transactions	1,042,582,271	1,042,314,073	30,460,654	12,076,307
TOTAL INCREASE	1,583,806,337	1,239,284,271	35,118,170	11,895,930

Net assets:
Beginning of period	$2,396,490,352	$1,157,206,081	$11,895,930	$—
End of period	$3,980,296,689	$2,396,490,352	$47,014,100	$11,895,930
Undistributed net investment income	$12,889,916	$9,973,553	$79,481	$19,762

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,		For the Period September 25, 2015* to August 31, 2016
	2018	2017
Per Share Operating Performance:
Net asset value, beginning of period	$33.73	$28.03	$25.00
Net investment income(a)	0.77	0.63	0.60
Net realized and unrealized gain (loss)	(0.84)	5.58	2.70
Total gain (loss) from investment operations	(0.07)	6.21	3.30
Distributions to shareholders from net investment income	(0.68)	(0.51)	(0.27)
Net asset value, end of period	$32.98	$33.73	$28.03
Market price, end of period	$32.87	$33.74	$28.01
Total Return at Net Asset Value(b)	(0.28)%	22.49%	13.29%
Net assets, end of period (in 000’s)	$1,688,540	$1,490,683	$863,388
Ratio of net expenses to average net assets	0.45%	0.45%	0.45	%(c)
Ratio of total expenses to average net assets	0.51%	0.53%	0.58	%(c)
Ratio of net investment income to average net assets	2.19%	2.13%	2.52	%(c)
Portfolio turnover rate(d)	28%	27%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,		For the Period March 2, 2016* to August 31, 2016
	2018	2017
Per Share Operating Performance:
Net asset value, beginning of period	$30.39	$26.12	$25.03
Net investment income(a)	0.95	0.75	0.60
Net realized and unrealized gain	0.37	4.26	0.97
Total gain from investment operations	1.32	5.01	1.57
Distributions to shareholders from net investment income	(0.89)	(0.74)	(0.48)
Net asset value, end of period	$30.82	$30.39	$26.12
Market price, end of period	$30.73	$30.54	$26.20
Total Return at Net Asset Value(b)	4.40%	19.46%	6.23%
Net assets, end of period (in 000’s)	$73,963	$44,062	$33,959
Ratio of net expenses to average net assets	0.25%	0.25%	0.25	%(c)
Ratio of total expenses to average net assets	0.25%	0.25%	0.71	%(c)
Ratio of net investment income to average net assets	3.02%	2.71%	4.61	%(c)
Portfolio turnover rate(d)	23%	17%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,		For the Period November 6, 2015* to August 31, 2016
	2018	2017
Per Share Operating Performance:
Net asset value, beginning of period	$28.38	$24.67	$24.78
Net investment income(a)	0.76	0.69	0.59
Net realized and unrealized gain (loss)	1.02	3.61	(0.37)
Total gain from investment operations	1.78	4.30	0.22
Distributions to shareholders from net investment income	(0.74)	(0.59)	(0.33)
Net asset value, end of period	$29.42	$28.38	$24.67
Market price, end of period	$29.45	$28.53	$24.78
Total Return at Net Asset Value(b)	6.30%	17.66%	0.90%
Net assets, end of period (in 000’s)	$1,094,462	$593,129	$283,757
Ratio of net expenses to average net assets	0.25%	0.25%	0.27	%(c)
Ratio of total expenses to average net assets	0.25%	0.25%	0.62	%(c)
Ratio of net investment income to average net assets	2.56%	2.64%	3.02	%(c)
Portfolio turnover rate(d)	16%	23%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,		For the Period March 2, 2016* to August 31, 2016
	2018	2017
Per Share Operating Performance:
Net asset value, beginning of period	$30.71	$27.33	$25.69
Net investment income(a)	0.54	0.48	0.24
Net realized and unrealized gain	2.36	3.50	1.60
Total gain from investment operations	2.90	3.98	1.84
Distributions to shareholders from net investment income	(0.62)	(0.60)	(0.20)
Net asset value, end of period	$32.99	$30.71	$27.33
Market price, end of period	$32.90	$30.79	$27.44
Total Return at Net Asset Value(b)	9.42%	14.74%	7.17%
Net assets, end of period (in 000’s)	$52,778	$42,992	$32,797
Ratio of net expenses to average net assets	0.25%	0.25%	0.25	%(c)
Ratio of total expenses to average net assets	0.25%	0.25%	0.73	%(c)
Ratio of net investment income to average net assets	1.62%	1.68%	1.81	%(c)
Portfolio turnover rate(d)	23%	22%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,		For the Period September 17, 2015* to August 31, 2016
	2018	2017
Per Share Operating Performance:
Net asset value, beginning of period	$49.16	$43.83	$40.70
Net investment income(a)	0.96	0.97	0.85
Net realized and unrealized gain	9.56	5.17	2.78
Total gain from investment operations	10.52	6.14	3.63
Distributions to shareholders from net investment income	(0.93)	(0.81)	(0.50)
Net asset value, end of period	$58.75	$49.16	$43.83
Market price, end of period	$58.75	$49.15	$43.82
Total Return at Net Asset Value(b)	21.65%	14.15%	8.97%
Net assets, end of period (in 000’s)	$3,980,297	$2,396,490	$1,157,206
Ratio of net expenses to average net assets	0.09%	0.09%	0.09	%(c)
Ratio of total expenses to average net assets	0.09%	0.09%	0.19	%(c)
Ratio of net investment income to average net assets	1.78%	2.08%	2.11	%(c)
Portfolio turnover rate(d)	16%	20%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2018	For the Period June 28, 2017* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$39.65	$40.36
Net investment income(a)	0.56	0.07
Net realized and unrealized gain (loss)	9.79	(0.78)
Total gain (loss) from investment operations	10.35	(0.71)
Distributions to shareholders from net investment income	(0.51)	—
Net asset value, end of period	$49.49	$39.65
Market price, end of period	$49.55	$38.95
Total Return at Net Asset Value(b)	26.28%	(1.76)%
Net assets, end of period (in 000’s)	$47,014	$11,896
Ratio of net expenses to average net assets	0.20%	0.20	%(c)
Ratio of total expenses to average net assets	0.20%	0.20	%(c)
Ratio of net investment income to average net assets	1.24%	0.96	%(c)
Portfolio turnover rate(d)	27%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series (collectively, the “Funds” or individually a “Fund”). Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”), Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”), Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”), Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”), Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”) and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”) are all diversified Funds. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® U.S. Small Cap Equity ETF. The ActiveBeta® Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

GOLDMAN SACHS ACTIVEBETA® ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2018:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$98,610,228	$5,281,797	$—
Asia	1,290,580,635	61,922,599	—
Europe	37,038,968	—	—
North America	47,341,814	—	—
South America	112,520,257	33,414,651	—
Securities Lending Reinvestment Vehicle	22,917,805	—	—
Total	$1,609,009,707	$100,619,047	$—

GOLDMAN SACHS ACTIVEBETA® ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$644,711	$—	$—
Asia	68,037	—	—
Europe	71,053,132	542,854	—
North America	644,807	—	—
Oceania	546,601	—	—
South America	41,003	37,399	—
Securities Lending Reinvestment Vehicle	517,340	—	—
Total	$73,515,631	$580,253	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$6,362,769	$—	$—
Asia	302,853,473	—	—
Europe	604,926,865	5,667,717	—
North America	98,693,241	—	—
Oceania	72,392,892	—	—
South America	472,829	392,147	—
Securities Lending Reinvestment Vehicle	12,382,605	—	—
Total	$1,098,084,674	$6,059,864	$—

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$51,984,852	$—	$—
Securities Lending Reinvestment Vehicle	928,809	—	—
Total	$52,913,661	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$3,968,965,544	$—	$—
Securities Lending Reinvestment Vehicle	165,999	—	—
Total	$3,969,131,543	$—	$—

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$19,386	$—	$—
Europe	160,314	—	—
North America	46,412,250	1,074	75
South America	8,500	—	—
Securities Lending Reinvestment Vehicle	1,464,426	—	—
Total	$48,064,876	$1,074	$75

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2018, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%

GOLDMAN SACHS ACTIVEBETA® ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the year ended August 31, 2018, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2018, these expense reimbursements amounted to $1,021,164.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	9,000,000	$313,899,096	17,400,000	$537,396,840
Shares Redeemed	(2,000,000)	(70,845,037)	(4,000,000)	(134,905,814)
NET INCREASE IN SHARES	7,000,000	$243,054,059	13,400,000	$402,491,026

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2018

5.CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	950,000	$30,634,671	350,000	$10,463,180
Shares Redeemed	—	—	(200,000)	(5,287,804)
NET INCREASE IN SHARES	950,000	$30,634,671	150,000	$5,175,376

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	16,800,000	$504,572,187	9,400,000	$246,447,741
Shares Redeemed	(500,000)	(14,869,982)	—	—
NET INCREASE IN SHARES	16,300,000	$489,702,205	9,400,000	$246,447,741

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	200,000	$7,009,409	200,000	$6,019,256
Shares Redeemed	—	—	—	—
NET INCREASE IN SHARES	200,000	$7,009,409	200,000	$6,019,256

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	22,900,000	$1,249,627,522	23,400,000	$1,088,220,664
Shares Redeemed	(3,900,000)	(207,045,304)	(1,050,000)	(45,906,935)
NET INCREASE IN SHARES	19,000,000	$1,042,582,218	22,350,000	$1,042,313,729

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2018		For the period June 28, 2017* through August 31, 2017
Shares Sold	900,000	$41,173,179	300,000	$12,076,307
Shares Redeemed	(250,000)	(10,712,536)	—	—
NET INCREASE IN SHARES	650,000	$30,460,643	300,000	$12,076,307

*	Commencement of operations.

GOLDMAN SACHS ACTIVEBETA® ETFS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the year ended August 31, 2018, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$692,058,692	$473,153,999
ActiveBeta® Europe Equity ETF	16,018,591	14,648,507
ActiveBeta® International Equity ETF	156,219,085	132,449,762
ActiveBeta® Japan Equity ETF	11,678,629	12,371,580
ActiveBeta® U.S. Large Cap Equity ETF	488,633,494	470,337,057
ActiveBeta® U.S. Small Cap Equity ETF	5,582,300	5,618,675

The purchase and sales from in-kind creation and redemption transactions for the year ended August 31, 2018, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$74,483,997	$45,077,059
ActiveBeta® Europe Equity ETF	29,047,735	—
ActiveBeta® International Equity ETF	479,693,043	14,746,126
ActiveBeta® Japan Equity ETF	7,002,817	—
ActiveBeta® U.S. Large Cap Equity ETF	1,240,406,878	206,323,857
ActiveBeta® U.S. Small Cap Equity ETF	40,838,708	10,593,133

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2018

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2018, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2018:

Fund	Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2018
ActiveBeta® Emerging Markets Equity ETF	$26,893,134	$200,170,248	$(204,145,577)	$22,917,805
ActiveBeta® Europe Equity ETF	90,063	21,318,368	(20,891,091)	517,340
ActiveBeta® International Equity ETF	6,961,512	180,511,493	(175,090,400)	12,382,605
ActiveBeta® Japan Equity ETF	288,307	3,166,238	(2,525,736)	928,809
ActiveBeta® U.S. Large Cap Equity ETF	3,705,216	51,447,387	(54,986,604)	165,999
ActiveBeta® U.S. Small Cap Equity ETF	649,189	7,873,829	(7,058,592)	1,464,426

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$32,143,026	$1,905,353	$21,486,236	$918,018	$50,169,147	$195,906
Capital Gains	—	—	—	—	—	382
Total taxable distributions	$32,143,026	$1,905,353	$21,486,236	$918,018	$50,169,147	$196,288

GOLDMAN SACHS ACTIVEBETA® ETFS

8. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Undistributed ordinary income — net	$17,506,051	$272,242	$3,630,666	$87,747	$12,889,916	$78,704
Undistributed long-term capital gains	—	—	—	—	—	—
Total undistributed earnings	$17,506,051	$272,242	$3,630,666	$87,747	$12,889,916	$78,704
Capital loss carryforwards:
Perpetual Short-Term	$(9,474,543)	$(8,922)	$(134,300)	$(31,193)	$(10,443,983)	$(12,857)
Perpetual Long-Term	—	(58,657)	—	—	(750,872)	—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(29,028,472)	(953,073)	(5,934,865)	(20,277)	(15,211,669)	(152,393)
Unrealized gains (losses) — net	244,841,769	5,724,257	79,158,448	8,772,091	717,836,646	3,675,651
Total accumulated earnings (losses) net	$223,844,805	$4,975,847	$76,719,949	$8,808,368	$704,320,038	$3,589,105

As of August 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Tax Cost	$1,460,590,885	$68,372,180	$1,024,989,450	$44,142,834	$3,251,294,897	$44,390,374
Gross unrealized gain	311,362,705	8,269,585	110,769,038	9,422,232	767,471,985	4,972,440
Gross unrealized loss	(62,324,836)	(2,545,881)	(31,613,950)	(651,405)	(49,635,339)	(1,296,789)
Net unrealized gains (losses)	$249,037,869	$5,723,704	$79,155,088	$8,770,827	$717,836,646	$3,675,651

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions in-kind, differences in the tax treatment of foreign currency transactions, partnership investments, passive foreign investment company investments and underlying fund investments.

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Paid-in Capital	$16,165,924	$—	$4,666,671	$—	$65,029,179	$888,034
Accumulated Net realized Gain (Loss)	(15,423,314)	7,561	(4,833,131)	(48,095)	(65,029,179)	(888,618)
Undistributed Net Investment Income (Loss)	(742,610)	(7,561)	166,460	48,095	—	584

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2018

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS ACTIVEBETA® ETFS

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF,

Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the periods indicated therein
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	For the year ended August 31, 2018	For the year ended August 31, 2018 and for the period June 28, 2017 (commencement of operations) through August 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Months ended 8/31/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2018 and held for the six months ended August 31, 2018, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*
Actual based on NAV	$1,000	$904.20		$2.16	$1,000	$995.50		$1.26	$1,000	$993.20		$1.26
Hypothetical 5% return	1,000	1,022.94	+	2.29	1,000	1,023.95	+	1.28	1,000	1,023.95	+	1.28

	ActiveBeta® Japan Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*
Actual based on NAV	$1,000	$964.60		$1.24	$1,000	$1,085.00		$0.47	$1,000	$1,172.20		$1.10
Hypothetical 5% return	1,000	1,023.95	+	1.28	1,000	1,024.75	+	0.46	1,000	1,024.20	+	1.02

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the Fiscal year ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09
ActiveBeta® U.S. Small Cap Equity ETF	0.20

GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was approved for continuation until March 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on March 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees considered that under the Management Agreement, the Funds pay a single fee to the Investment Adviser, and the Investment Adviser pays all of the Funds’ ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the total return of each Fund (with the exception of Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF) to the performance of its respective proprietary index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding each Fund’s investment performance was provided for the one-year period ended December 31, 2017, or from inception to that date, to the extent that the Fund had not been in existence for that one-year period. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective proprietary index.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as ETFs. The Trustees noted that no license fees would be payable to the Investment Adviser by the Funds for use of the index created by the Investment Adviser. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fees and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are

GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Funds do not have fee breakpoints. The Trustees considered information previously provided regarding the amounts of assets in each Fund, the Funds’ recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until March 31, 2019.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until March 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on March 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the total return of the Fund to the performance of its proprietary index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Fund’s investment performance was provided for the one-year period through December 31, 2017. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

Costs of Services Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser. The Trustees also reviewed the Fund’s total operating expense ratio (both gross and net of expense limitations). They compared the Fund’s fees and expenses to similar information for comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and acknowledged the permanent expense limitation agreement in place. The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Fund does not have management fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until March 31, 2019.

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 64	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Caroline Dorsa Age: 59	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)
Linda A. Lang Age: 60	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016 - March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	WD-40 Company (a global consumer products company)
Michael Latham Age: 52	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.	32	None

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2018.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS ACTIVEBETA® ETFS

Goldman Sachs ActiveBeta® ETFs — Tax Information (Unaudited)

From distributions paid during the year ended August 31, 2018, the total amount of income received by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF from sources within foreign countries and possessions of the United States was $0.5357, $0.5657, $0.4329 and $0.4673 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF was 93.67%, 80.15%, 79.80% and 95.78%, respectively. The total amount of taxes paid by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF to foreign countries was $0.0802, $0.0660, $0.0431 and $0.0527 per share, respectively.

For the year ended August 31, 2018, 68.54%, 73.87%, 69.68%, 89.79%, 96.21%, and 74.44% of the dividends paid from net investment company taxable income by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, and ActiveBeta® U.S. Small Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended August 31, 2018, 94.20% and 76.98% of the dividends paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, ActiveBeta® U.S. Small Cap Equity ETF designates $382, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2018.

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“RUSSELL”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 144627-OTU-854892 ACTBETAAR-18/32k

Goldman Sachs Funds

Annual Report	August 31, 2018

Equal Weight U.S. Large Cap Equity ETF

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2018, the Index consisted of 499 securities with a market capitalization range of between approximately $4.4 billion and $1.1 trillion, and an average market capitalization of approximately $53.1 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. from Fund commencement on September 12, 2017 through August 31, 2018, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

1

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its commencement of operations on September 12, 2017 through August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 15.60% based on net asset value (“NAV”) and 15.65% based on market price.[1] The Index returned 15.77%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 18.42% during the same period.

The Fund had an NAV of $40.58 on the date of inception and ended the Reporting Period with an NAV of $46.33 per share. The Fund’s market price on August 31, 2018 was $46.35 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500 Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for period from commencement of investment operations to the first day of secondary market trading to calculate the market price returns.

upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Index posted double-digit absolute gains but underperformed the S&P 500 Index. The Fund underperformed the S&P 500 Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, information technology and real estate sectors detracted the most from the Index’s results relative to the S&P 500 Index. Partially offsetting these detractors were Index constituents in the energy, consumer staples and industrials sectors, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in e-commerce retailing giant Amazon.com and information technology giants Apple and Microsoft detracted most (0.23%, 0.24% and 0.21% of Fund net assets as of August 31, 2018, respectively). Amazon.com posted a triple-digit gain within the Index during the Reporting Period, and Apple and Microsoft each generated a robust double-digit gain within the Index during the Reporting Period.

2

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in diversified conglomerate General Electric, social media giant Facebook and tobacco company Philip Morris International contributed most positively (0.19%, 0.20% and 0.18% of Fund net assets as of August 31, 2018, respectively). General Electric and Philip Morris International each posted a double-digit negative return within the Index during the Reporting Period, and Facebook generated only a modestly positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	Solactive US Large Cap Equal Weight Index	S&P 500 Index
Information Technology	18.1%	18.1%	26.5%
Financials	14.0	14.0	13.8
Health Care	13.1	13.2	14.6
Industrials	12.7	13.0	9.6
Consumer Discretionary	12.3	12.6	12.9
Consumer Staples	6.7	6.8	6.7
Energy	5.9	5.9	5.9
Real Estate	5.9	5.8	2.7
Utilities	5.2	5.2	2.8
Materials	4.6	4.6	2.5
Telecommunication Services	0.8	0.8	1.9

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

3

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$46.35
Net Asset Value (NAV)[1]	$46.33

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 12, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive US Large Cap Equal Weight Index[3]	S&P 500 Index (Total Return, USD)[4]
Shares	15.60%	15.65%	15.77%	18.42%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[5]
Expense Ratio
Shares	0.09%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[6]
Holding	% of Net Assets	Line of Business
Invesco S&P 500 Equal Weight ETF	0.3%	Exchange Traded Fund
Square, Inc., Class A	0.3	Information Technology
Advanced Micro Devices, Inc.	0.3	Information Technology
Splunk, Inc.	0.2	Information Technology
Alnylam Pharmaceuticals, Inc.	0.2	Health Care
Nektar Therapeutics	0.2	Health Care
Workday, Inc., Class A	0.2	Information Technology
Autodesk, Inc.	0.2	Information Technology
Apple, Inc.	0.2	Information Technology
Broadridge Financial Solutions, Inc.	0.2	Information Technology

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

5

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 12, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Solactive US Large Cap Equal Weight Index (GTR) and the S&P 500 Index (Total Return, USD) are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 12, 2017 through August 31, 2018.

Average Annual Total Return through August 31, 2018	Since Inception
Shares based on NAV (Commenced September 12, 2017)	15.60%*

*	Total return for periods of less than one year represents cumulative total return.

6

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.3%
Consumer Discretionary – 12.3%
87	Amazon.com, Inc.*	$175,106
3,722	Aramark	152,900
209	AutoZone, Inc.*	160,278
1,997	Best Buy Co., Inc.	158,881
72	Booking Holdings, Inc.*	140,512
3,254	BorgWarner, Inc.	142,428
2,003	CarMax, Inc.*	156,334
2,528	Carnival Corp.	155,447
2,848	CBS Corp., Class B	151,001
492	Charter Communications, Inc., Class A*	152,717
4,183	Comcast Corp., Class A	154,729
1,401	Darden Restaurants, Inc.	162,572
4,748	DISH Network Corp., Class A*	167,842
1,523	Dollar General Corp.	164,073
1,641	Dollar Tree, Inc.*	132,117
570	Domino’s Pizza, Inc.	170,179
3,423	DR Horton, Inc.	152,358
1,117	Expedia Group, Inc.	145,768
14,897	Ford Motor Co.	141,224
3,949	General Motors Co.	142,361
1,540	Genuine Parts Co.	153,769
1,503	Hasbro, Inc.	149,263
1,904	Hilton Worldwide Holdings, Inc.	147,788
758	Home Depot, Inc. (The)	152,184
6,642	Interpublic Group of Cos., Inc. (The)	155,091
2,027	Kohl’s Corp.	160,356
2,082	Las Vegas Sands Corp.	136,204
830	Lear Corp.	134,626
2,864	Lennar Corp., Class A	147,983
1,886	Liberty Broadband Corp., Class C*	152,936
4,464	LKQ Corp.*	154,097
1,506	Lowe’s Cos., Inc.	163,777
1,173	Marriott International, Inc., Class A	148,349
949	McDonald’s Corp.	153,956
4,774	MGM Resorts International	138,398
794	Mohawk Industries, Inc.*	152,122
441	Netflix, Inc.*	162,147
5,714	Newell Brands, Inc.	124,108
1,945	NIKE, Inc., Class B	159,879
2,993	Norwegian Cruise Line Holdings Ltd.*	160,455
56	NVR, Inc.*	149,433
2,174	Omnicom Group, Inc.	150,702
490	O’Reilly Automotive, Inc.*	164,356
975	PVH Corp.	139,581
7,031	Qurate Retail, Inc.*	146,174
1,712	Ross Stores, Inc.	163,975
1,327	Royal Caribbean Cruises Ltd.	162,664
2,858	Starbucks Corp.	152,760
3,172	Tapestry, Inc.	160,789
1,851	Target Corp.	161,963
503	Tesla, Inc.*(a)	151,735
1,088	Tiffany & Co.	133,443
1,540	TJX Cos., Inc. (The)	169,354
3,324	Twenty-First Century Fox, Inc., Class A	150,910
615	Ulta Beauty, Inc.*	159,900
1,623	VF Corp.	149,527
5,155	Viacom, Inc., Class B	150,938

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,318	Walt Disney Co. (The)	147,642
1,144	Whirlpool Corp.	142,977
3,248	Wyndham Destinations, Inc.	143,562
898	Wynn Resorts Ltd.	133,209
1,886	Yum! Brands, Inc.	163,875

		9,435,784

Consumer Staples – 6.7%
2,552	Altria Group, Inc.	149,343
3,102	Archer-Daniels-Midland Co.	156,341
2,810	Brown-Forman Corp., Class B	146,738
2,167	Bunge Ltd.	140,812
2,676	Church & Dwight Co., Inc.	151,408
1,108	Clorox Co. (The)	160,638
3,211	Coca-Cola Co. (The)	143,114
2,235	Colgate-Palmolive Co.	148,426
4,076	Conagra Brands, Inc.	149,793
712	Constellation Brands, Inc., Class A	148,238
686	Costco Wholesale Corp.	159,927
1,111	Estee Lauder Cos., Inc. (The), Class A	155,673
3,249	General Mills, Inc.	149,487
1,522	Hershey Co. (The)	152,992
4,161	Hormel Foods Corp.	162,903
1,478	Ingredion, Inc.	149,382
1,348	JM Smucker Co. (The)	139,356
2,105	Kellogg Co.	151,118
6,230	Keurig Dr Pepper, Inc.	142,044
1,319	Kimberly-Clark Corp.	152,397
2,486	Kraft Heinz Co. (The)	144,859
5,153	Kroger Co. (The)	162,320
2,130	Lamb Weston Holdings, Inc.	143,988
1,275	McCormick & Co., Inc.	159,222
2,233	Molson Coors Brewing Co., Class B	149,030
3,452	Mondelez International, Inc., Class A	147,469
2,493	Monster Beverage Corp.*	151,799
1,302	PepsiCo, Inc.	145,837
1,734	Philip Morris International, Inc.	135,061
1,849	Procter & Gamble Co. (The)	153,375
2,229	Sysco Corp.	166,774
2,593	Tyson Foods, Inc., Class A	162,866
2,208	Walgreens Boots Alliance, Inc.	151,381
1,678	Walmart, Inc.	160,853

		5,144,964

Energy – 5.9%
2,043	Anadarko Petroleum Corp.	131,569
996	Andeavor	152,179
3,253	Apache Corp.	142,579
4,328	Baker Hughes a GE Co.	142,694
6,381	Cabot Oil & Gas Corp.	152,059
2,356	Cheniere Energy, Inc.*	157,687
1,183	Chevron Corp.	140,138
1,515	Cimarex Energy Co.	127,987
1,023	Concho Resources, Inc.*	140,304
2,072	ConocoPhillips	152,147
3,323	Devon Energy Corp.	142,656
1,132	Diamondback Energy, Inc.	137,063

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
1,159	EOG Resources, Inc.	$137,029
3,014	EQT Corp.	153,774
1,836	Exxon Mobil Corp.	147,192
3,527	Halliburton Co.	140,692
2,281	Hess Corp.	153,602
2,005	HollyFrontier Corp.	149,413
8,416	Kinder Morgan, Inc.	148,963
7,081	Marathon Oil Corp.	152,312
1,848	Marathon Petroleum Corp.	152,072
3,081	National Oilwell Varco, Inc.	145,023
4,144	Noble Energy, Inc.	123,160
1,782	Occidental Petroleum Corp.	142,328
2,126	ONEOK, Inc.	140,125
1,214	Phillips 66	143,871
791	Pioneer Natural Resources Co.	138,188
2,215	Schlumberger Ltd.	139,899
2,925	Targa Resources Corp.	161,080
1,262	Valero Energy Corp.	148,765
5,030	Williams Cos., Inc. (The)	148,838

		4,485,388

Financials – 14.0%
933	Affiliated Managers Group, Inc.	136,302
3,216	Aflac, Inc.	148,708
237	Alleghany Corp.	149,732
1,575	Allstate Corp. (The)	158,398
5,584	Ally Financial, Inc.	150,098
1,504	American Express Co.	159,394
2,709	American International Group, Inc.	144,038
1,026	Ameriprise Financial, Inc.	145,651
13,956	Annaly Capital Management, Inc. REIT	148,213
1,043	Aon PLC	151,819
4,897	Arch Capital Group Ltd.*	149,701
2,097	Arthur J Gallagher & Co.	151,278
4,840	Bank of America Corp.	149,701
2,797	Bank of New York Mellon Corp. (The)	145,864
2,941	BB&T Corp.	151,932
757	Berkshire Hathaway, Inc., Class B*	158,001
297	BlackRock, Inc.	142,281
1,586	Capital One Financial Corp.	157,157
1,542	Cboe Global Markets, Inc.	155,434
2,929	Charles Schwab Corp. (The)	148,764
1,072	Chubb Ltd.	144,977
1,978	Cincinnati Financial Corp.	151,653
2,079	Citigroup, Inc.	148,108
3,757	Citizens Financial Group, Inc.	154,638
941	CME Group, Inc.	164,421
1,545	Comerica, Inc.	150,607
2,096	Discover Financial Services	163,740
2,500	E*TRADE Financial Corp.*	147,150
685	Everest Re Group Ltd.	152,769
5,055	Fifth Third Bancorp	148,769
1,514	First Republic Bank	153,807
4,356	Franklin Resources, Inc.	138,259
630	Goldman Sachs Group, Inc. (The)(b)	149,821
2,839	Hartford Financial Services Group, Inc. (The)	143,000

Common Stocks – (continued)
Financials – (continued)
9,687	Huntington Bancshares, Inc.	157,026
2,026	Intercontinental Exchange, Inc.	154,442
5,537	Invesco Ltd.	133,442
1,303	JPMorgan Chase & Co.	149,298
7,163	KeyCorp	150,924
2,197	Lincoln National Corp.	144,079
2,950	Loews Corp.	148,414
862	M&T Bank Corp.	152,703
129	Markel Corp.*	155,935
1,796	Marsh & McLennan Cos., Inc.	151,995
3,268	MetLife, Inc.	149,969
875	Moody’s Corp.	155,767
2,959	Morgan Stanley	144,488
899	MSCI, Inc.	162,054
1,637	Nasdaq, Inc.	156,235
1,371	Northern Trust Corp.	147,328
1,031	PNC Financial Services Group, Inc. (The)	147,990
2,573	Principal Financial Group, Inc.	142,004
2,496	Progressive Corp. (The)	168,555
1,483	Prudential Financial, Inc.	145,705
1,636	Raymond James Financial, Inc.	152,213
8,031	Regions Financial Corp.	156,283
1,057	Reinsurance Group of America, Inc.	150,992
747	S&P Global, Inc.	154,666
2,496	SEI Investments Co.	157,448
1,698	State Street Corp.	147,573
2,074	SunTrust Banks, Inc.	152,563
488	SVB Financial Group*	157,502
5,163	Synchrony Financial	163,512
1,256	T Rowe Price Group, Inc.	145,558
2,612	TD Ameritrade Holding Corp.	152,985
1,149	Travelers Cos., Inc. (The)	151,208
3,771	Unum Group	139,074
2,823	US Bancorp	152,753
2,607	Wells Fargo & Co.	152,457
940	Willis Towers Watson PLC	138,434
2,892	Zions Bancorporation	154,115

		10,711,874

Health Care – 13.1%
2,282	Abbott Laboratories	152,529
1,621	AbbVie, Inc.	155,584
423	ABIOMED, Inc.*	171,983
794	Aetna, Inc.	159,014
2,269	Agilent Technologies, Inc.	153,248
1,125	Alexion Pharmaceuticals, Inc.*	137,520
421	Align Technology, Inc.*	162,712
813	Allergan PLC	155,860
1,574	Alnylam Pharmaceuticals, Inc.*	193,083
1,828	AmerisourceBergen Corp.	164,465
763	Amgen, Inc.	152,455
592	Anthem, Inc.	156,720
2,067	Baxter International, Inc.	153,723
597	Becton Dickinson and Co.	156,336
450	Biogen, Inc.*	159,070
1,487	BioMarin Pharmaceutical, Inc.*	148,670
4,460	Boston Scientific Corp.*	158,598

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
2,543	Bristol-Myers Squibb Co.	$153,979
2,994	Cardinal Health, Inc.	156,257
1,665	Celgene Corp.*	157,259
1,149	Centene Corp.*	168,305
2,412	Cerner Corp.*	157,045
832	Cigna Corp.	156,699
578	Cooper Cos., Inc. (The)	147,841
2,301	CVS Health Corp.	173,127
1,457	Danaher Corp.	150,858
2,132	DaVita, Inc.*	147,726
1,051	Edwards Lifesciences Corp.*	151,596
1,515	Eli Lilly & Co.	160,060
1,880	Express Scripts Holding Co.*	165,478
1,927	Gilead Sciences, Inc.	145,932
1,205	HCA Healthcare, Inc.	161,603
1,883	Henry Schein, Inc.*	146,271
3,486	Hologic, Inc.*	138,603
474	Humana, Inc.	157,965
614	IDEXX Laboratories, Inc.*	155,981
465	Illumina, Inc.*	164,996
2,244	Incyte Corp.*	165,854
295	Intuitive Surgical, Inc.*	165,200
1,226	IQVIA Holdings, Inc.*	155,812
863	Jazz Pharmaceuticals PLC*	147,504
1,128	Johnson & Johnson	151,930
854	Laboratory Corp. of America Holdings*	147,631
1,191	McKesson Corp.	153,341
1,659	Medtronic PLC	159,944
2,274	Merck & Co., Inc.	155,974
255	Mettler-Toledo International, Inc.*	149,037
4,015	Mylan NV*	157,107
2,851	Nektar Therapeutics*	189,563
1,856	Perrigo Co. PLC	142,003
3,755	Pfizer, Inc.	155,908
1,388	Quest Diagnostics, Inc.	152,652
405	Regeneron Pharmaceuticals, Inc.*	164,734
1,415	ResMed, Inc.	157,645
916	Stryker Corp.	155,198
551	Teleflex, Inc.	136,334
638	Thermo Fisher Scientific, Inc.	152,546
591	UnitedHealth Group, Inc.	158,660
1,222	Universal Health Services, Inc., Class B	159,056
1,296	Varian Medical Systems, Inc.*	145,178
855	Vertex Pharmaceuticals, Inc.*	157,662
758	Waters Corp.*	143,626
1,191	Zimmer Biomet Holdings, Inc.	147,243
1,733	Zoetis, Inc.	157,010

		9,993,503

Industrials – 12.7%
704	3M Co.	148,488
3,788	American Airlines Group, Inc.	153,338
1,927	AMETEK, Inc.	148,302
6,915	Arconic, Inc.	154,758
422	Boeing Co. (The)	144,657
1,043	Caterpillar, Inc.	144,821
1,623	CH Robinson Worldwide, Inc.	155,938

Common Stocks – (continued)
Industrials – (continued)
731	Cintas Corp.	155,973
2,609	Copart, Inc.*	167,785
360	CoStar Group, Inc.*	159,178
2,116	CSX Corp.	156,923
1,051	Cummins, Inc.	149,032
1,039	Deere & Co.	149,408
2,753	Delta Air Lines, Inc.	160,995
1,807	Dover Corp.	155,167
1,804	Eaton Corp. PLC	149,985
2,073	Emerson Electric Co.	159,061
1,191	Equifax, Inc.	159,558
1,967	Expeditors International of Washington, Inc.	144,142
2,630	Fastenal Co.	153,487
612	FedEx Corp.	149,297
1,823	Fortive Corp.	153,096
2,586	Fortune Brands Home & Security, Inc.	137,006
751	General Dynamics Corp.	145,243
11,002	General Electric Co.	142,366
914	Harris Corp.	148,534
941	Honeywell International, Inc.	149,675
645	Huntington Ingalls Industries, Inc.	157,683
977	IDEX Corp.	149,686
2,822	IHS Markit Ltd.*	155,210
1,046	Illinois Tool Works, Inc.	145,268
1,519	Ingersoll-Rand PLC	153,860
1,249	JB Hunt Transport Services, Inc.	150,817
3,999	Johnson Controls International PLC	151,042
1,287	Kansas City Southern	149,241
697	L3 Technologies, Inc.	148,963
459	Lockheed Martin Corp.	147,068
3,715	Masco Corp.	141,059
6,359	Nielsen Holdings PLC	165,334
886	Norfolk Southern Corp.	154,022
497	Northrop Grumman Corp.	148,350
1,022	Old Dominion Freight Line, Inc.	155,753
2,276	PACCAR, Inc.	155,724
888	Parker-Hannifin Corp.	155,933
756	Raytheon Co.	150,777
2,067	Republic Services, Inc.	151,635
799	Rockwell Automation, Inc.	144,587
1,079	Rockwell Collins, Inc.	146,690
495	Roper Technologies, Inc.	147,693
2,573	Southwest Airlines Co.	157,725
1,609	Spirit AeroSystems Holdings, Inc., Class A	137,569
1,001	Stanley Black & Decker, Inc.	140,671
2,197	Textron, Inc.	151,659
398	TransDigm Group, Inc.*	139,300
997	Union Pacific Corp.	150,168
1,862	United Continental Holdings, Inc.*	162,776
1,249	United Parcel Service, Inc., Class B	153,477
1,009	United Rentals, Inc.*	157,273
1,106	United Technologies Corp.	145,660
1,352	Verisk Analytics, Inc.*	161,010
1,666	Waste Management, Inc.	151,439
431	WW Grainger, Inc.	152,604

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
1,505	XPO Logistics, Inc.*	$160,282
1,967	Xylem, Inc.	149,315

		9,693,536

Information Technology – 18.1%
940	Accenture PLC, Class A	158,926
2,039	Activision Blizzard, Inc.	147,012
614	Adobe Systems, Inc.*	161,795
8,130	Advanced Micro Devices, Inc.*	204,632
1,986	Akamai Technologies, Inc.*	149,228
664	Alliance Data Systems Corp.	158,417
124	Alphabet, Inc., Class A*	152,743
2,213	Amdocs Ltd.	144,465
1,603	Amphenol Corp., Class A	151,612
1,555	Analog Devices, Inc.	153,712
887	ANSYS, Inc.*	164,964
787	Apple, Inc.	179,145
3,081	Applied Materials, Inc.	132,545
585	Arista Networks, Inc.*	174,903
1,163	Autodesk, Inc.*	179,509
1,111	Automatic Data Processing, Inc.	163,039
672	Broadcom, Inc.	147,188
1,323	Broadridge Financial Solutions, Inc.	178,790
3,385	CA, Inc.	148,263
3,394	Cadence Design Systems, Inc.*	159,654
2,396	CDK Global, Inc.	149,319
1,780	CDW Corp.	155,857
3,540	Cisco Systems, Inc.	169,106
1,359	Citrix Systems, Inc.*	154,953
2,871	Cognex Corp.	154,460
1,838	Cognizant Technology Solutions Corp., Class A	144,154
4,511	Corning, Inc.	151,164
1,766	DXC Technology Co.	160,865
4,471	eBay, Inc.*	154,741
1,163	Electronic Arts, Inc.*	131,896
874	F5 Networks, Inc.*	165,291
865	Facebook, Inc., Class A*	152,007
1,449	Fidelity National Information Services, Inc.	156,738
1,984	Fiserv, Inc.*	158,859
690	FleetCor Technologies, Inc.*	147,481
1,106	Gartner, Inc.*	165,635
1,327	Global Payments, Inc.	165,318
9,691	Hewlett Packard Enterprise Co.	160,192
6,481	HP, Inc.	159,757
722	IAC/InterActiveCorp*	142,378
3,113	Intel Corp.	150,763
1,031	International Business Machines Corp.	151,021
731	Intuit, Inc.	160,433
2,578	Keysight Technologies, Inc.*	167,286
1,282	KLA-Tencor Corp.	148,981
786	Lam Research Corp.	136,049
2,191	Leidos Holdings, Inc.	155,057
756	Mastercard, Inc., Class A	162,963
2,446	Maxim Integrated Products, Inc.	147,910
1,602	Microchip Technology, Inc.	137,820
2,833	Micron Technology, Inc.*	148,789

Common Stocks – (continued)
Information Technology – (continued)
1,412	Microsoft Corp.	158,610
1,231	Motorola Solutions, Inc.	158,011
1,931	NetApp, Inc.	167,630
612	NVIDIA Corp.	171,776
6,777	ON Semiconductor Corp.*	144,621
3,135	Oracle Corp.	152,298
755	Palo Alto Networks, Inc.*	174,518
2,167	Paychex, Inc.	158,733
1,820	PayPal Holdings, Inc.*	168,041
1,626	PTC, Inc.*	162,502
1,871	Qorvo, Inc.*	149,848
2,340	QUALCOMM, Inc.	160,781
1,059	Red Hat, Inc.*	156,446
1,090	salesforce.com, Inc.*	166,421
2,836	Seagate Technology PLC	151,839
850	ServiceNow, Inc.*	166,906
1,582	Skyworks Solutions, Inc.	144,437
1,556	Splunk, Inc.*	199,401
2,311	Square, Inc., Class A*	204,847
2,820	SS&C Technologies Holdings, Inc.	167,339
7,397	Symantec Corp.	149,124
1,673	Synopsys, Inc.*	170,880
1,323	Take-Two Interactive Software, Inc.*	176,700
1,600	TE Connectivity Ltd.	146,688
1,346	Texas Instruments, Inc.	151,290
1,637	Total System Services, Inc.	159,018
4,241	Trimble, Inc.*	178,546
4,701	Twitter, Inc.*	165,381
1,029	VeriSign, Inc.*	163,210
1,093	Visa, Inc., Class A	160,551
1,033	VMware, Inc., Class A*	158,318
2,133	Western Digital Corp.	134,891
7,423	Western Union Co. (The)	140,443
1,207	Workday, Inc., Class A*	186,530
1,819	Worldpay, Inc., Class A*	177,152
2,074	Xilinx, Inc.	161,419

		13,842,931

Materials – 4.6%
914	Air Products & Chemicals, Inc.	151,989
1,589	Albemarle Corp.	151,781
3,461	Alcoa Corp.*	154,603
3,843	Ball Corp.	160,945
1,270	Celanese Corp., Series A	148,374
3,268	Chemours Co. (The)	142,485
2,176	DowDuPont, Inc.	152,603
1,445	Eastman Chemical Co.	140,208
1,062	Ecolab, Inc.	159,810
1,668	FMC Corp.	142,531
9,082	Freeport-McMoRan, Inc.	127,602
1,128	International Flavors & Fragrances, Inc.	146,967
2,788	International Paper Co.	142,578
1,351	LyondellBasell Industries NV, Class A	152,366
750	Martin Marietta Materials, Inc.	149,040
4,079	Newmont Mining Corp.	126,571
2,235	Nucor Corp.	139,688
1,326	Packaging Corp. of America	145,754

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
1,352	PPG Industries, Inc.	$149,450
893	Praxair, Inc.	141,264
338	Sherwin-Williams Co. (The)	153,986
3,177	Steel Dynamics, Inc.	145,284
1,329	Vulcan Materials Co.	147,253
2,585	WestRock Co.	142,382

		3,515,514

Real Estate – 5.9%
1,178	Alexandria Real Estate Equities, Inc. REIT	151,196
1,014	American Tower Corp. REIT	151,208
848	AvalonBay Communities, Inc. REIT	155,430
1,193	Boston Properties, Inc. REIT	155,627
2,638	Brookfield Property REIT, Inc., Class A REIT	52,813
3,006	CBRE Group, Inc., Class A*	146,723
1,350	Crown Castle International Corp. REIT	153,940
1,230	Digital Realty Trust, Inc. REIT	152,864
5,143	Duke Realty Corp. REIT	146,524
339	Equinix, Inc. REIT	147,848
2,293	Equity Residential REIT	155,351
623	Essex Property Trust, Inc. REIT	153,432
1,591	Extra Space Storage, Inc. REIT	146,706
1,193	Federal Realty Investment Trust REIT	155,818
5,784	HCP, Inc. REIT	156,341
7,149	Host Hotels & Resorts, Inc. REIT	153,918
4,264	Iron Mountain, Inc. REIT	153,930
1,487	Mid-America Apartment Communities, Inc. REIT	153,994
2,279	Prologis, Inc. REIT	153,103
688	Public Storage REIT	146,255
2,685	Realty Income Corp. REIT	157,260
2,356	Regency Centers Corp. REIT	155,567
945	SBA Communications Corp. REIT*	146,692
851	Simon Property Group, Inc. REIT	155,759
1,187	SL Green Realty Corp. REIT	123,923
3,901	UDR, Inc. REIT	155,923
2,657	Ventas, Inc. REIT	159,075
2,082	Vornado Realty Trust REIT	160,314
2,393	Welltower, Inc. REIT	159,637
4,377	Weyerhaeuser Co. REIT	151,926

		4,469,097

Telecommunication Services – 0.8%
4,679	AT&T, Inc.	149,447
7,973	CenturyLink, Inc.	170,303
2,494	T-Mobile US, Inc.*	164,704
2,894	Verizon Communications, Inc.	157,347

		641,801

Utilities – 5.2%
3,485	Alliant Energy Corp.	149,297
2,410	Ameren Corp.	152,384
2,105	American Electric Power Co., Inc.	150,992
1,697	American Water Works Co., Inc.	148,538
1,632	Atmos Energy Corp.	150,519
5,260	CenterPoint Energy, Inc.	146,175
3,098	CMS Energy Corp.	152,546
1,899	Consolidated Edison, Inc.	149,888
2,085	Dominion Energy, Inc.	147,556
1,380	DTE Energy Co.	153,373

Common Stocks – (continued)
Utilities – (continued)
1,836	Duke Energy Corp.	149,157
2,247	Edison International	147,695
1,842	Entergy Corp.	153,973
2,466	Eversource Energy	153,952
3,524	Exelon Corp.	154,034
4,227	FirstEnergy Corp.	158,005
893	NextEra Energy, Inc.	151,899
4,731	NRG Energy, Inc.	167,430
3,473	PG&E Corp.	160,383
1,862	Pinnacle West Capital Corp.	146,260
5,200	PPL Corp.	154,648
2,902	Public Service Enterprise Group, Inc.	151,920
1,293	Sempra Energy	150,092
3,083	Southern Co. (The)	134,974
2,258	WEC Energy Group, Inc.	152,596
3,194	Xcel Energy, Inc.	153,472

		3,941,758

TOTAL COMMON STOCKS
(Cost $71,718,878)		$75,876,150

Exchange Traded Fund – 0.3%
2,342	Invesco S&P 500 Equal Weight ETF
(Cost $251,363)		$250,852

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $71,970,241)		$76,127,002

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
61,541	1.879%	$61,541
(Cost $61,541)

TOTAL INVESTMENTS – 99.7%
(Cost $72,031,782)		$76,188,543

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		249,257

NET ASSETS – 100.0%		$76,437,800

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

August 31, 2018

Equal Weight U.S. Large Cap Equity ETF
Assets:
Investments in unaffiliated issuers, at value (cost $71,818,227)(a)	$75,977,181
Investments in affiliated issuers, at value (cost $152,014)	149,821
Investments in securities lending reinvestment vehicle, at value which equals cost	61,541
Cash	187,503
Receivables:
Fund shares sold	4,632,560
Dividends	111,067
Securities lending income	141
Total assets	81,119,814

Liabilities:
Payables:
Upon return of securities loaned	61,541
Investments purchased	4,615,215
Management fees	5,258
Total liabilities	4,682,014

Net Assets:
Paid-in capital	72,532,398
Undistributed net investment income	215,556
Accumulated net realized gain	(466,915)
Net unrealized gain	4,156,761
NET ASSETS	$76,437,800
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	1,650,000
Net asset value per share:	$46.33

(a)	Includes loaned securities having a market value of $60,030.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Period Ended August 31, 2018(a)

Equal Weight U.S. Large Cap Equity ETF
Investment income:
Dividends — unaffiliated issuers	$652,782
Dividends — affiliated issuers	1,116
Securities lending income	1,133
Total investment income	655,031

Expenses:
Management fees	23,042
Trustee fees	7,892
Total expenses	30,934
NET INVESTMENT INCOME	624,097

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(473,592)
Investments — affiliated issuers	(788)
In-kind redemptions — affiliated issuers	1,357
In-kind redemptions — unaffiliated issuers	660,758
Net unrealized gain (loss) on:
Investments — unaffiliated	4,158,954
Investments — affiliated issuers	(2,193)
Net realized and unrealized gain	4,344,496
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,968,593

(a)	For the period September 12, 2017 (commencement of operations) through August 31, 2018.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Changes in Net Assets

Equal Weight U.S. Large Cap Equity ETF
For the Period September 12, 2017(a) to August 31, 2018
From operations:
Net investment income	$624,097
Net realized gain	187,735
Net change in unrealized gain	4,156,761
Net increase in net assets resulting from operations	4,968,593

Distributions to shareholders:
From net investment income	(410,506)
Total distributions to shareholders	(410,506)

From share transactions:
Proceeds from sales of shares	80,491,449
Cost of shares redeemed	(8,611,736)
Net increase in net assets resulting from share transactions	71,879,713
TOTAL INCREASE	76,437,800

Net assets:
Beginning of period	$—
End of period	$76,437,800
Undistributed net investment income	$215,556

(a)	Commencement of operations.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Equal Weight U.S. Large Cap Equity ETF
	For the Period September 12, 2017* to August 31, 2018
Per Share Operating Performance:
Net asset value, beginning of period	$40.58
Net investment income(a)	0.77
Net realized and unrealized gain	5.52
Total gain from investment operations	6.29
Distributions to shareholders from net investment income	(0.54)
Net asset value, end of period	$46.33
Market price, end of period	$46.35
Total Return at Net Asset Value(b)	15.60%
Net assets, end of period (in 000’s)	$76,438
Ratio of total expenses to average net assets	0.09	%(c)
Ratio of net investment income to average net assets	1.82	%(c)
Portfolio turnover rate(d)	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is a series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Exchange Traded Funds — Investments in exchange traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At August 31, 2018 the Fund did not hold Level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2018:

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$76,127,002	$—	$—
Securities Lending Reinvestment Vehicle	61,541	—	—
Total	$76,188,543	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the period ended August 31, 2018, the unitary management fee rate with GSAM was 0.09%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the period ended August 31, 2018:

Fund	Beginning value as of September 12, 2017*	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Ending value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income
Equal Weight U.S. Large Cap Equity ETF	$—	$178,970	$(27,525)	$569	$(2,193)	$149,821	630	$1,116

*	Commencement of operations.

18

GOLDMAN SACHS ETF TRUST

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity for the period ended August 31, 2018, is as follows:

	EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF
	For the period September 12, 2017* through August 31, 2018
	Shares	Dollars

Fund Share Activity
Shares Sold	1,850,000	$80,491,438
Shares Redeemed	(200,000)	$(8,611,736)
NET INCREASE IN SHARES	1,650,000	$71,879,702

*	Commencement of operation.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the period ended August 31, 2018, were as follows:

Fund	Purchases	Sales
Equal Weight U.S. Large Cap Equity ETF	$11,947,528	$11,807,318

The purchase and sales from in-kind creation and redemption transactions for the period ended August 31, 2018, were as follows:

Fund	Purchases	Sales
Equal Weight U.S. Large Cap Equity ETF	$80,259,866	$8,527,324

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the

19

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

7. SECURITIES LENDING (continued)

market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the period ended August 31, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the period ended August 31, 2018:

Beginning value as of September 12, 2017*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2018
$—	$2,495,888	$(2,434,347)	$61,541

*	Commencement of operations.

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2018 was as follows:

Equal Weight U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income*	$408,419
Long-term capital gain	2,087
Total taxable distributions	$410,506

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

20

GOLDMAN SACHS ETF TRUST

8. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Equal Weight U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$215,678
Total undistributed earnings	$215,678
Unrealized gains (losses) — net	$3,689,724
Total accumulated earnings (losses) net	$3,905,402

As of August 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Equal Weight U.S. Large Cap Equity ETF
Tax Cost	$72,498,819
Gross unrealized gain	5,081,115
Gross unrealized loss	(1,391,391)
Net unrealized gains (losses)	$3,689,724

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind, dividend redesignation and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Equal Weight U.S. Large Cap Equity ETF	$652,685	$(654,650)	$1,965

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — Solactive AG (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is

21

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

9. OTHER RISKS (continued)

new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (one of the funds constituting Goldman Sachs ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 12, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, changes in its net assets, and the financial highlights for the period September 12, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

23

GOLDMAN SACHS ETF TRUST

Fund Expenses — Six Months Ended 8/31/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2018 and held for the six months ended August 31, 2018, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equal Weight U.S. Large Cap Equity ETF
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*
Actual based on NAV	$1,000	$1,074.50		$0.47
Hypothetical 5% return	$1,000	$1,024.75	+	$0.46

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Equal Weight U.S. Large Cap Equity ETF	0.09%

24

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 64	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees —Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Caroline Dorsa Age: 59	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)
Linda A. Lang Age: 60	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	WD-40 Company (a global consumer products company)
Michael Latham Age: 52	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.	32	None

25

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018 -Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2018.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF — Tax Information (Unaudited)

For the year ended August 31, 2018, 75.81% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended August 31, 2018, 84.59% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equal Weight U.S. Large Cap Equity ETF designates $2,087 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2018.

27

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

The Fund is recently or newly organized and has limited operating history.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2018 Goldman Sachs. All rights reserved. 144801-TMPL-10/2018-852634/EQWUSLCEAR-18/1.2k

Goldman Sachs Funds

Annual Report	August 31, 2018

Hedge Industry VIP ETF

Goldman Sachs Hedge Industry VIP ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of August 31, 2018, the Index consisted of 50 securities with a market capitalization range of between approximately $3.1 billion and $882.3 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

1

INVESTMENT PROCESS

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2018, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly 13F filings of hedge fund managers and identifying stocks that appear among top holdings most frequently. Through an efficient implementation of our methodology, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

2

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 15.27% based on net asset value (“NAV”) and 15.24% based on market price. The Index returned 15.82%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 19.66% during the same period.

The Fund had an NAV of $50.46 on August 31, 2017 and ended the Reporting Period with an NAV of $57.98 per share. The Fund’s market price on August 31, 2018 was $57.98 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in the their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500 Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Index posted solid double-digit absolute gains but underperformed the S&P 500 Index. The Fund underperformed the S&P 500 Index during the Reporting Period, as measured by NAV.

3

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, telecommunication services and health care sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the industrials, information technology and consumer staples sectors, which contributed most positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the S&P 500 Index, overweight positions in media company Liberty Broadband, branded online travel service provider Expedia Group and semiconductor company NXP Semiconductors detracted most (0.00%[1], 0.00%[1] and 2.00% of Fund net assets as of August 31, 2018, respectively). Each of these positions generated a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, overweight positions in semiconductor company Micron Technology, Internet subscription service for movies and television Netflix and specialty finance company FleetCor Technologies contributed most positively (0.00%[1], 2.13% and 0.00%[1] of Fund net assets as of August 31, 2018, respectively). Each of these positions generated a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS Hedge Fund VIP IndexTM	S&P 500 Index
Information Technology	36.5%	36.6%	26.5%
Consumer Discretionary	19.9	19.9	12.9
Financials	13.8	13.8	13.8
Health Care	10.0	10.0	14.6
Industrials	8.0	8.0	9.6
Telecommunication Services	5.7	5.7	1.9
Energy	2.1	2.1	5.9
Materials	2.0	2.0	2.5
Consumer Staples	1.8	1.8	6.7
Real Estate	0.0	0.0	2.7
Utilities	0.0	0.0	2.8

[1]	Some weights are 0.00% at August 31, 2018 because those positions were eliminated during the most recent rebalance given the Index construction methodology.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.9% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM.

4

FUND BASICS

Hedge Industry VIP ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$57.98
Net Asset Value (NAV)[1]	$57.98

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Goldman Sachs Hedge Fund VIP IndexTM3	S&P 500 Index®[4]
Shares	15.27%	15.24%	15.82%	19.66%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	15.68%	21.94%	11/1/16
Shares (based on Market Price)	15.53	22.02	11/1/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.45%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business	Country
Autodesk, Inc.	2.3%	Information Technology	United States
Netflix, Inc.	2.1	Consumer Discretionary	United States
Apple, Inc.	2.1	Information Technology	United States
GoDaddy, Inc., Class A	2.1	Information Technology	United States
Delta Air Lines, Inc.	2.1	Industrials	United States
Booking Holdings, Inc.	2.1	Consumer Discretionary	United States
Caesars Entertainment Corp.	2.1	Consumer Discretionary	United States
Mastercard, Inc., Class A	2.1	Information Technology	United States
Cheniere Energy, Inc.	2.1	Energy	United States
PayPal Holdings, Inc.	2.1	Information Technology	United States

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

6

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on November 1, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs Hedge Fund VIP Index™ and the S&P 500 Index (Total Return, USD) are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

Goldman Sachs Hedge Industry VIP ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2016 through August 31, 2018.

Average Annual Total Return through August 31, 2018	1 Year	Since Inception

Shares based on NAV (Commenced November 1, 2016)	15.27%	45.95%

7

FUND BASICS

Index Definitions and Industry Terms

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

8

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.8%
Consumer Discretionary – 19.9%
1,122	Amazon.com, Inc.*	$2,258,261
1,175	Booking Holdings, Inc.*	2,293,071
224,398	Caesars Entertainment Corp.*(a)	2,288,860
6,997	Charter Communications, Inc., Class A*	2,171,869
60,871	Comcast Corp., Class A	2,251,618
22,788	Dollar Tree, Inc.*	1,834,662
44,325	GCI Liberty, Inc., Class A*	2,175,471
59,509	General Motors Co.	2,145,300
6,383	Netflix, Inc.*	2,346,901
47,366	Twenty-First Century Fox, Inc., Class A	2,150,416

		21,916,429

Consumer Staples – 1.8%
9,712	Constellation Brands, Inc., Class A	2,022,038

Energy – 2.1%
33,925	Cheniere Energy, Inc.*	2,270,600

Financials – 13.8%
79,083	Ally Financial, Inc.	2,125,751
69,965	Bank of America Corp.	2,164,017
10,466	Berkshire Hathaway, Inc., Class B*	2,184,463
30,770	Citigroup, Inc.	2,192,055
18,789	JPMorgan Chase & Co.	2,152,844
37,097	Wells Fargo & Co.	2,169,433
38,222	XL Group Ltd. (Bermuda)	2,193,561

		15,182,124

Health Care – 10.0%
10,938	Aetna, Inc.	2,190,553
11,678	Allergan PLC	2,238,789
8,131	Anthem, Inc.	2,152,520
25,049	Express Scripts Holding Co.*	2,204,813
17,774	IQVIA Holdings, Inc.*	2,258,898

		11,045,573

Industrials – 8.0%
39,339	Delta Air Lines, Inc.	2,300,545
15,897	Rockwell Collins, Inc.	2,161,197
6,042	TransDigm Group, Inc.*	2,114,700
20,995	XPO Logistics, Inc.*	2,235,967

		8,812,409

Information Technology – 36.5%
8,413	Adobe Systems, Inc.*	2,216,910
12,486	Alibaba Group Holding Ltd. ADR (China)*	2,185,175
1,712	Alphabet, Inc., Class A*	2,108,841
10,270	Apple, Inc.	2,337,760
16,077	Autodesk, Inc.*	2,481,485
9,964	Baidu, Inc. ADR (China)*	2,256,647
22,709	Dell Technologies, Inc., Class V*	2,183,924
11,894	Facebook, Inc., Class A*	2,090,133
28,397	GoDaddy, Inc., Class A*	2,313,220
10,566	Mastercard, Inc., Class A	2,277,607
19,662	Microsoft Corp.	2,208,632
23,623	NXP Semiconductors NV (Netherlands)*	2,200,246
24,555	PayPal Holdings, Inc.*	2,267,163

Common Stocks – (continued)
Information Technology – (continued)
14,697	salesforce.com, Inc.*	2,243,938
11,119	Spotify Technology SA*	2,107,273
16,687	Take-Two Interactive Software, Inc.*	2,228,716
15,304	Visa, Inc., Class A	2,248,004
23,194	Worldpay, Inc., Class A*	2,258,864

		40,214,538

Materials – 2.0%
31,886	DowDuPont, Inc.	2,236,165

Telecommunication Services – 5.7%
66,818	AT&T, Inc.	2,134,167
32,659	T-Mobile US, Inc.*	2,156,801
57,217	Zayo Group Holdings, Inc.*	1,983,141

		6,274,109

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $99,354,749)		$109,973,985

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
977,928	1.879%	$977,928
(Cost $977,928)

TOTAL INVESTMENTS – 100.7%
(Cost $100,332,677)		$110,951,913

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(797,373)

NET ASSETS – 100.0%		$110,154,540

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR—American Depositary Receipt
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Assets and Liabilities

August 31, 2018

Hedge Industry VIP ETF
Assets:
Investments at value (cost $99,354,749)(a)	$109,973,985
Investments in securities lending reinvestment vehicle, at value which equals cost	977,928
Cash	169,527
Receivables:
Dividends	52,010
Securities lending income	107
Total assets	111,173,557

Liabilities:
Payables:
Upon return of securities loaned	977,928
Management fees	41,089
Total liabilities	1,019,017

Net Assets:
Paid-in capital	102,453,130
Undistributed net investment income	141,853
Accumulated net realized loss	(3,059,679)
Net unrealized gain	10,619,236
NET ASSETS	$110,154,540
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	1,900,000
Net asset value per share:	$57.98

(a)	Includes loaned securities having a market value of $927,894.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2018

Hedge Industry VIP ETF
Investment income:
Dividends	$610,144
Securities lending income	665
Total investment income	610,809

Expenses:
Management fees	350,385
Trustee fees	11,419
Total expenses	361,804
NET INVESTMENT INCOME	249,005

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(2,793,298)
In-kind redemptions	7,248,440
Net change in unrealized gain on:
Investments	6,929,279
Net realized and unrealized gain	11,384,421
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,633,426

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statements of Changes in Net Assets

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31, 2018	For the Period November 1, 2016(1) to August 31, 2017
From operations:
Net investment income	$249,005	$210,026
Net realized gain	4,455,142	3,093,684
Net change in unrealized gain	6,929,279	3,689,957
Net increase in net assets resulting from operations	11,633,426	6,993,667

Distributions to shareholders:
From net investment income	(211,522)	(105,656)
Total distributions to shareholders	(211,522)	(105,656)

From share transactions:
Proceeds from sales of shares	89,646,943	68,761,793
Cost of shares redeemed	(36,323,817)	(30,240,294)
Net increase in net assets resulting from share transactions	53,323,126	38,521,499
TOTAL INCREASE	64,745,030	45,409,510

Net assets:
Beginning of period	$45,409,510	$—
End of period	$110,154,540	$45,409,510
Undistributed net investment income	$141,853	$104,370

(1)	Commencement of operations.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31, 2018	For the Period November 1, 2016* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$50.46	$40.00
Net investment income(a)	0.17	0.32	(b)
Net realized and unrealized gain	7.52	10.31
Total gain from investment operations	7.69	10.63
Distributions to shareholders from net investment income	(0.17)	(0.17)
Net asset value, end of period	$57.98	$50.46
Market price, end of period	$57.98	$50.48
Total Return at Net Asset Value(c)	15.27%	26.61%
Net assets, end of period (in 000’s)	$110,155	$45,410
Ratio of total expenses to average net assets	0.45%	0.45	%(d)
Ratio of net investment income to average net assets	0.31%	0.84	%(b)(d)
Portfolio turnover rate(e)	129%	116%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.24% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Hedge Industry VIP ETF (the “Fund”) is a series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index™ (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

15

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At August 31, 2018 the Fund did not hold level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2018:

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,441,822	$—	$—
Europe	2,200,246	—	—
North America	103,331,917	—	—
Securities Lending Reinvestment Vehicle	977,928	—	—
Total	$110,951,913	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2018, the unitary management fee rate with GSAM was 0.45%.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

16

GOLDMAN SACHS ETF TRUST

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	GOLDMAN SACHS HEDGE INDUSTRY VIP ETF
	For the Fiscal Year Ended August 31, 2018		For the Period November 1, 2016* to August 31, 2017
	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,650,000	$89,646,943	1,550,000	$68,761,740
Shares Redeemed	(650,000)	(36,323,817)	(650,000)	(30,240,294)
NET INCREASE IN SHARES	1,000,000	$53,323,126	900,000	$38,521,446

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018, were as follows:

Fund	Purchases	Sales
Goldman Sachs Hedge Industry VIP ETF	$102,645,776	$102,078,484

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2018, were as follows:

Fund	Purchases	Sales
Goldman Sachs Hedge Industry VIP ETF	$89,066,682	$36,228,003

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

7. SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2018:

Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2018
—	$8,105,682	$7,127,754	$977,928

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

Goldman Sachs Hedge Industry VIP ETF
Distributions paid from:
Ordinary Income	$211,522
Total taxable distributions	$211,522

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GOLDMAN SACHS ETF TRUST

8. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Goldman Sachs Hedge Industry VIP ETF
Undistributed ordinary income — net	$141,853
Total undistributed earnings	$141,853
Capital loss carryforwards:
Perpetual Short-Term	$(185,212)
Timing differences (Post-October Capital Loss Deferral)	(2,205,568)
Unrealized gains (losses) — net	9,950,337
Total accumulated earnings (losses) net	$7,701,410

As of August 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Goldman Sachs Hedge Industry VIP ETF
Tax Cost	$101,001,576
Gross unrealized gain	11,294,235
Gross unrealized loss	(1,343,898)
Net unrealized gains (losses) on securities	$9,950,337

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)
Hedge Industry VIP ETF	$7,198,909	$(7,198,909)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s portfolio’s risks include, but are not limited to, the following:

Index Risk — GSAM (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a

19

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

9. OTHER RISKS (continued)

market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs Hedge Industry VIP ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Hedge Industry VIP ETF (one of the funds constituting Goldman Sachs ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended August 31, 2018 and for the period November 1, 2016 (commencement of operations) through August 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2018 and for the period November 1, 2016 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

21

GOLDMAN SACHS ETF TRUST

Fund Expenses — Six Months Ended 8/31/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2018 and held for the six months ended August 31, 2018, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hedge Industry VIP ETF
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid*
Actual based on NAV	$1,000	$1,052.30		$2.33
Hypothetical 5% return	$1,000	$1,022.94	+	$2.29

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Hedge Industry VIP ETF	0.45%

22

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Hedge Industry VIP ETF (Unaudited)

Background

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until March 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on March 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Hedge Industry VIP ETF (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees considered that under the Management Agreement, the Funds pay a single fee to the Investment Adviser, and the Investment Adviser pays all of the Funds’ ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the total return of the Fund to the performance of its proprietary index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Fund’s investment performance was provided for the one-year period ended December 31, 2017. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

24

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Hedge Industry VIP ETF (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Fund does not have fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until March 31, 2019.

25

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 64	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees —Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Caroline Dorsa Age: 59	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)
Linda A. Lang Age: 60	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	WD-40 Company (a global consumer products company)
Michael Latham Age: 52	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.	32	None

26

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018 -Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2018.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Hedge Industry VIP ETF — Tax Information (Unaudited)

For the year ended August 31, 2018, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Hedge Industry VIP ETF qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2018, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Hedge Industry VIP ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

28

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMER

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF THEIR CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550. Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2018 Goldman Sachs. All rights reserved. 144803-TMPL-10/2018-852638 HEDVIPETFAR-18/1743

Goldman Sachs Funds

Annual Report	August 31, 2018

JUST U.S. Large Cap Equity ETF

Goldman Sachs JUST U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of May 10, 2018, the Index consisted of 437 securities with a market capitalization range of between approximately $1.8 billion and $927 billion. The Index is reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase

1

INVESTMENT PROCESS

securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

* * *

At the end of the Reporting Period, i.e., from Fund commencement on June 7, 2018 through August 31, 2018, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 120,000 data points across 85 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

2

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its commencement of operations on June 7, 2018 through August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 5.11% based on net asset value (“NAV”) and 5.10% based on market price[1]. The Index returned 5.17%, and the Russell 1000® Index (Total Return, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned 5.11% during the same period.

The Fund had an NAV of $40.08 on the date of inception and ended the Reporting Period with an NAV of $42.13 per share. The Fund’s market price on August 31, 2018 was $42.13 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

During the Reporting Period, the Index posted solid absolute gains that modestly outperformed the Russell 1000® Index. The Fund closely tracked the Russell 1000® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, consumer discretionary and health care sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the industrials, real estate and telecommunication services sectors detracted most from the Index’s results relative to the Russell 1000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, overweight positions in information technology giant Apple, e-commerce retailing leader Amazon.com and software behemoth Microsoft contributed most positively (4.71%, 4.61% and 3.58% of Fund net assets as of August 31, 2018, respectively). Each of these companies posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the Russell 1000® Index, underweight positions in media company Comcast, medical equipment and device manufacturer Illumina and drug developer Vertex

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for period from commencement of investment operations to the first day of secondary market trading to calculate the market price returns.

3

PORTFOLIO RESULTS

Pharmaceuticals detracted most (0.00%[2], 0.00%[2] and 0.00%[2]  of Fund net assets as of August 31, 2018, respectively). Each of these companies generated gains within the Russell 1000® Index but were not components of the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[3]

Sector Name	Fund[4]	JUST US Large Cap Diversified Index	Russell 1000® Index
Information Technology	27.4%	27.5%	26.2%
Financials	14.8	14.9	13.9
Health Care	13.4	13.4	14.2
Consumer Discretionary	12.7	12.8	13.0
Industrials	10.2	10.2	9.9
Consumer Staples	7.0	7.0	6.3
Energy	5.7	5.7	5.7
Materials	2.7	2.7	2.8
Utilities	2.7	2.7	2.8
Telecommunication Services	1.8	1.8	1.9
Real Estate	1.2	1.2	3.4

[2]	Some weights are 0.00% at August 31, 2018 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

[3]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented less than 0.05% of the Fund’s net assets as of August 31, 2018. Figures above may not sum to 100% due to rounding.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

4

FUND BASICS

Goldman Sachs JUST U.S. Large Cap Equity ETF

as of August 31, 2018

FUND SNAPSHOT
As of August 31, 2018
Market Price[1]	$42.13
Net Asset Value (NAV)[1]	$42.13

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
June 7, 2018– August 31, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	JUST US Large Cap Diversified Index[3]	Russell 1000® Index[4]
Shares	5.11%	5.10%	5.17%	5.11%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	“JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index.

[4]	The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[5]
Expense Ratio
Shares	0.20%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/18[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.7%	Information Technology
Amazon.com, Inc.	4.6	Consumer Discretionary
Microsoft Corp.	3.6	Information Technology
JPMorgan Chase & Co.	2.1	Financials
Facebook, Inc., Class A	1.8	Information Technology
Johnson & Johnson	1.7	Health Care
Bank of America Corp.	1.6	Financials
Exxon Mobil Corp.	1.6	Energy
Alphabet, Inc., Class C	1.6	Information Technology
Alphabet, Inc., Class A	1.5	Information Technology

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

7

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.6%
Consumer Discretionary – 12.7%
6,246	Amazon.com, Inc.*	$12,571,387
3,886	Aptiv PLC	342,007
3,748	Aramark	153,968
848	AutoNation, Inc.*	38,457
415	AutoZone, Inc.*	318,255
3,710	Best Buy Co., Inc.	295,168
740	Booking Holdings, Inc.*	1,444,147
3,072	BorgWarner, Inc.	134,461
2,730	CarMax, Inc.*	213,076
6,227	Carnival Corp.	382,898
2,359	Discovery, Inc., Class A*(a)	65,651
5,292	Discovery, Inc., Class C*	135,687
1,848	Expedia Group, Inc.	241,164
57,360	Ford Motor Co.	543,773
3,355	Gap, Inc. (The)	101,824
1,305	Garmin Ltd.	88,923
19,249	General Motors Co.	693,926
2,099	Genuine Parts Co.	209,585
3,208	H&R Block, Inc.	86,808
5,263	Hanesbrands, Inc.	92,313
1,677	Hasbro, Inc.	166,543
4,290	Hilton Worldwide Holdings, Inc.	332,990
670	Hyatt Hotels Corp., Class A	51,831
5,896	Interpublic Group of Cos., Inc. (The)	137,672
683	John Wiley & Sons, Inc., Class A	44,088
2,566	Kohl’s Corp.	202,996
3,563	L Brands, Inc.	94,170
5,483	Las Vegas Sands Corp.	358,698
975	Lear Corp.	158,145
4,157	Lennar Corp., Class A	214,792
230	Lennar Corp., Class B	9,701
2,115	Live Nation Entertainment, Inc.*	105,073
12,692	Lowe’s Cos., Inc.	1,380,255
1,444	Lululemon Athletica, Inc.*	223,719
4,694	Macy’s, Inc.	171,566
4,495	Marriott International, Inc., Class A	568,483
5,051	Mattel, Inc.*(a)	77,937
7,974	MGM Resorts International	231,166
6,405	Netflix, Inc.*	2,354,990
18,445	NIKE, Inc., Class B	1,516,179
1,806	Nordstrom, Inc.	113,507
3,457	Omnicom Group, Inc.	239,639
1,236	O’Reilly Automotive, Inc.*	414,579
543	Penske Automotive Group, Inc.	28,578
575	Pool Corp.	94,449
3,810	PulteGroup, Inc.	106,490
1,121	PVH Corp.	160,482
2,590	Royal Caribbean Cruises Ltd.	317,482
20,640	Starbucks Corp.	1,103,208
4,229	Tapestry, Inc.	214,368
8,241	Target Corp.	721,088
1,896	Tiffany & Co.	232,544
2,068	Toll Brothers, Inc.	74,924
1,870	Tractor Supply Co.	165,084
1,596	TripAdvisor, Inc.*(a)	86,679
875	Ulta Beauty, Inc.*	227,500
4,750	VF Corp.	437,618

Common Stocks – (continued)
Consumer Discretionary – (continued)
157	Viacom, Inc., Class A	5,291
5,422	Viacom, Inc., Class B	158,756
436	Visteon Corp.*	48,130
22,906	Walt Disney Co. (The)	2,565,930
821	Wayfair, Inc., Class A*	110,975
1,018	Whirlpool Corp.	127,230
1,504	Wyndham Destinations, Inc.	66,477
1,504	Wyndham Hotels & Resorts, Inc.	85,352
1,577	Wynn Resorts Ltd.	233,932

		34,694,764

Consumer Staples – 7.0%
8,207	Archer-Daniels-Midland Co.	413,633
754	Brown-Forman Corp., Class A	39,691
4,502	Brown-Forman Corp., Class B	235,094
2,602	Campbell Soup Co.	102,649
1,903	Clorox Co. (The)	275,897
56,237	Coca-Cola Co. (The)	2,506,483
12,525	Colgate-Palmolive Co.	831,785
2,307	Constellation Brands, Inc., Class A	480,317
6,714	Costco Wholesale Corp.	1,565,235
3,198	Estee Lauder Cos., Inc. (The), Class A	448,104
8,714	General Mills, Inc.	400,931
2,061	Hershey Co. (The)	207,172
3,985	Hormel Foods Corp.	156,013
1,056	Ingredion, Inc.	106,730
1,614	JM Smucker Co. (The)	166,855
3,646	Kellogg Co.	261,746
5,122	Kimberly-Clark Corp.	591,796
1,786	McCormick & Co., Inc.	223,036
2,550	Molson Coors Brewing Co., Class B	170,187
21,290	Mondelez International, Inc., Class A	909,509
20,826	PepsiCo, Inc.	2,332,720
37,011	Procter & Gamble Co. (The)	3,070,062
7,313	Sysco Corp.	547,159
12,997	Walgreens Boots Alliance, Inc.	891,074
21,921	Walmart, Inc.	2,101,347

		19,035,225

Energy – 5.7%
1,795	Andeavor	274,258
3,074	Antero Resources Corp.*	56,900
990	Apergy Corp.*	44,768
5,304	Baker Hughes a GE Co.	174,873
2,660	Cheniere Energy, Inc.*	178,034
24,289	Chevron Corp.	2,877,275
1,201	Cimarex Energy Co.	101,460
2,480	Concho Resources, Inc.*	340,132
14,929	ConocoPhillips	1,096,236
1,110	Continental Resources, Inc.*	73,204
6,659	Devon Energy Corp.	285,871
7,367	EOG Resources, Inc.	871,000
54,030	Exxon Mobil Corp.	4,331,585
11,129	Halliburton Co.	443,936
1,350	Helmerich & Payne, Inc.	88,519
3,462	Hess Corp.	233,131
2,063	HollyFrontier Corp.	153,735

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
3,026	Kosmos Energy Ltd. (Ghana)*	$27,355
10,844	Marathon Oil Corp.	233,254
4,869	National Oilwell Varco, Inc.	229,184
5,221	ONEOK, Inc.	344,116
5,362	Phillips 66	635,451
3,011	QEP Resources, Inc.*	30,020
17,674	Schlumberger Ltd.	1,116,290
1,409	SM Energy Co.	42,397
5,486	Valero Energy Corp.	646,690
15,561	Williams Cos., Inc. (The)	460,450
5,053	WPX Energy, Inc.*	96,361

		15,486,485

Financials – 14.8%
11,333	Aflac, Inc.	524,038
219	Alleghany Corp.	138,360
5,204	Allstate Corp. (The)	523,366
9,792	American Express Co.	1,037,756
13,328	American International Group, Inc.	708,650
2,139	Ameriprise Financial, Inc.	303,652
3,618	Aon PLC	526,636
2,670	Arthur J Gallagher & Co.	192,614
1,632	Assured Guaranty Ltd.	66,488
140,191	Bank of America Corp.	4,336,108
614	Bank of Hawaii Corp.	51,042
13,862	Bank of New York Mellon Corp. (The)	722,903
11,546	BB&T Corp.	596,466
1,826	BlackRock, Inc.	874,764
7,184	Capital One Financial Corp.	711,863
17,818	Charles Schwab Corp. (The)	904,976
37,841	Citigroup, Inc.	2,695,793
5,034	CME Group, Inc.	879,591
422	CNA Financial Corp.	18,948
2,541	Comerica, Inc.	247,697
1,402	Commerce Bancshares, Inc.	99,626
844	Cullen/Frost Bankers, Inc.	93,591
5,163	Discover Financial Services	403,334
1,717	Eaton Vance Corp.	90,537
361	Erie Indemnity Co., Class A	44,594
579	FactSet Research Systems, Inc.	132,817
10,155	Fifth Third Bancorp	298,862
2,376	First Republic Bank	241,378
5,247	Goldman Sachs Group, Inc. (The)(b)	1,247,789
624	Hanover Insurance Group, Inc. (The)	76,434
5,294	Hartford Financial Services Group, Inc. (The)	266,659
16,235	Huntington Bancshares, Inc.	263,169
6,007	Invesco Ltd.	144,769
50,257	JPMorgan Chase & Co.	5,758,447
15,657	KeyCorp	329,893
1,242	Legg Mason, Inc.	38,750
3,234	Lincoln National Corp.	212,086
7,521	Marsh & McLennan Cos., Inc.	636,502
12,799	MetLife, Inc.	587,346
2,474	Moody’s Corp.	440,421
19,825	Morgan Stanley	968,055
278	Morningstar, Inc.	39,565

Common Stocks – (continued)
Financials – (continued)
1,304	MSCI, Inc.	235,059
3,108	Northern Trust Corp.	333,986
6,960	PNC Financial Services Group, Inc. (The)	999,038
1,554	Popular, Inc. (Puerto Rico)	78,228
4,189	Principal Financial Group, Inc.	231,191
8,594	Progressive Corp. (The)	580,353
6,226	Prudential Financial, Inc.	611,704
1,949	Raymond James Financial, Inc.	181,335
16,636	Regions Financial Corp.	323,737
958	Reinsurance Group of America, Inc.	136,850
3,723	S&P Global, Inc.	770,847
801	Signature Bank	92,708
5,374	State Street Corp.	467,054
783	SVB Financial Group*	252,713
3,498	T Rowe Price Group, Inc.	405,383
735	TFS Financial Corp.(a)	11,348
3,999	Travelers Cos., Inc. (The)	526,268
3,104	Unum Group	114,476
22,806	US Bancorp	1,234,033
2,502	Voya Financial, Inc.	125,275
1,351	Webster Financial Corp.	88,328
65,156	Wells Fargo & Co.	3,810,323
1,403	WR Berkley Corp.	109,799
3,738	XL Group Ltd. (Bermuda)	214,524

		40,410,895

Health Care – 13.4%
21,911	Abbott Laboratories	1,464,531
20,338	AbbVie, Inc.	1,952,041
4,098	Aetna, Inc.	820,706
4,645	Agilent Technologies, Inc.	313,723
651	Agios Pharmaceuticals, Inc.*	52,549
8,481	Amgen, Inc.	1,694,589
3,274	Anthem, Inc.	866,726
6,407	Baxter International, Inc.	476,489
2,695	Biogen, Inc.*	952,656
20,948	Bristol-Myers Squibb Co.	1,268,401
4,767	Cardinal Health, Inc.	248,790
9,263	Celgene Corp.*	874,890
2,596	Centene Corp.*	380,262
3,025	Cigna Corp.	569,729
15,613	CVS Health Corp.	1,174,722
1,736	DaVita, Inc.*	120,287
2,861	DENTSPLY SIRONA, Inc.	114,211
2,684	Edwards Lifesciences Corp.*	387,140
12,336	Eli Lilly & Co.	1,303,298
16,577	Gilead Sciences, Inc.	1,255,376
3,549	HCA Healthcare, Inc.	475,956
1,965	Henry Schein, Inc.*	152,641
843	Hill-Rom Holdings, Inc.	81,999
1,763	Humana, Inc.	587,537
1,096	IDEXX Laboratories, Inc.*	278,428
2,247	Incyte Corp.*	166,076
34,384	Johnson & Johnson	4,631,181
3,163	McKesson Corp.	407,236
17,331	Medtronic PLC	1,670,882
34,488	Merck & Co., Inc.	2,365,532

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
355	Mettler-Toledo International, Inc.*	$207,483
1,136	Neurocrine Biosciences, Inc.*	139,671
74,309	Pfizer, Inc.	3,085,310
1,020	Regeneron Pharmaceuticals, Inc.*	414,885
1,799	ResMed, Inc.	200,427
1,367	Seattle Genetics, Inc.*	104,931
494	TESARO, Inc.*	16,030
5,137	Thermo Fisher Scientific, Inc.	1,228,257
548	United Therapeutics Corp.*	67,399
12,241	UnitedHealth Group, Inc.	3,286,219
1,174	Varian Medical Systems, Inc.*	131,512
996	Waters Corp.*	188,722
569	WellCare Health Plans, Inc.*	172,162
939	West Pharmaceutical Services, Inc.	109,910

		36,461,502

Industrials – 10.1%
8,316	3M Co.	1,754,011
961	AGCO Corp.	57,333
1,843	Alaska Air Group, Inc.	124,384
6,493	American Airlines Group, Inc.	262,837
2,047	AO Smith Corp.	118,890
6,230	Arconic, Inc.	139,427
7,919	Boeing Co. (The)	2,714,554
1,437	BWX Technologies, Inc.	88,117
8,367	Caterpillar, Inc.	1,161,758
3,110	Copart, Inc.*	200,004
12,002	CSX Corp.	890,068
2,198	Cummins, Inc.	311,676
4,665	Deere & Co.	670,827
9,947	Delta Air Lines, Inc.	581,700
2,180	Dover Corp.	187,197
568	Dun & Bradstreet Corp. (The)	81,179
6,295	Eaton Corp. PLC	523,366
9,046	Emerson Electric Co.	694,100
1,772	Equifax, Inc.	237,395
3,570	FedEx Corp.	870,901
2,021	Fluor Corp.	116,026
2,093	Fortune Brands Home & Security, Inc.	110,887
3,732	General Dynamics Corp.	721,769
124,286	General Electric Co.	1,608,261
2,380	Graco, Inc.	111,884
1,287	Hexcel Corp.	85,096
786	Hubbell, Inc.	99,319
625	Huntington Ingalls Industries, Inc.	152,794
1,101	IDEX Corp.	168,684
5,767	IHS Markit Ltd.*	317,185
4,885	Illinois Tool Works, Inc.	678,429
3,569	Ingersoll-Rand PLC	361,504
1,259	ITT, Inc.	74,419
1,899	Jacobs Engineering Group, Inc.	138,038
1,256	JB Hunt Transport Services, Inc.	151,662
13,314	Johnson Controls International PLC	502,870
528	Lennox International, Inc.	117,644
3,578	Lockheed Martin Corp.	1,146,427
948	ManpowerGroup, Inc.	88,856
4,455	Masco Corp.	169,156

Common Stocks – (continued)
Industrials – (continued)
643	MSC Industrial Direct Co., Inc., Class A	54,964
5,471	Nielsen Holdings PLC	142,246
4,073	Norfolk Southern Corp.	708,050
2,332	Northrop Grumman Corp.	696,079
951	Old Dominion Freight Line, Inc.	144,932
1,577	Owens Corning	89,290
1,907	Parker-Hannifin Corp.	334,869
4,140	Raytheon Co.	825,682
1,803	Rockwell Automation, Inc.	326,271
2,360	Rockwell Collins, Inc.	320,842
1,463	Roper Technologies, Inc.	436,515
750	Ryder System, Inc.	57,630
822	Snap-on, Inc.	145,313
8,267	Southwest Airlines Co.	506,767
2,272	Stanley Black & Decker, Inc.	319,284
981	Terex Corp.	38,014
989	Timken Co. (The)	48,115
11,112	Union Pacific Corp.	1,673,689
9,953	United Parcel Service, Inc., Class B	1,223,025
1,205	United Rentals, Inc.*	187,823
1,177	USG Corp.*	50,729
2,311	Verisk Analytics, Inc.*	275,217
659	WW Grainger, Inc.	233,332
2,581	Xylem, Inc.	195,924

		27,625,236

Information Technology – 27.4%
9,273	Accenture PLC, Class A	1,567,786
11,071	Activision Blizzard, Inc.	798,219
5,644	Adobe Systems, Inc.*	1,487,250
10,413	Advanced Micro Devices, Inc.*	262,095
1,899	Akamai Technologies, Inc.*	142,691
697	Alliance Data Systems Corp.	166,290
3,427	Alphabet, Inc., Class A*	4,221,379
3,491	Alphabet, Inc., Class C*	4,252,701
4,232	Analog Devices, Inc.	418,333
56,459	Apple, Inc.	12,851,762
12,047	Applied Materials, Inc.	518,262
1,254	Arrow Electronics, Inc.*	97,223
2,518	Autodesk, Inc.*	388,653
6,349	Automatic Data Processing, Inc.	931,716
1,691	Avnet, Inc.	81,844
2,041	Booz Allen Hamilton Holding Corp.	104,418
1,694	Broadridge Financial Solutions, Inc.	228,927
3,599	CA, Inc.	157,636
55,352	Cisco Systems, Inc.	2,644,165
1,551	Citrix Systems, Inc.*	176,845
6,698	Cognizant Technology Solutions Corp., Class A	525,324
931	Dolby Laboratories, Inc., Class A	65,347
14,360	eBay, Inc.*	497,000
4,424	Electronic Arts, Inc.*	501,726
703	F5 Networks, Inc.*	132,951
27,292	Facebook, Inc., Class A*	4,796,023
1,043	First Solar, Inc.*	54,319
5,902	Fiserv, Inc.*	472,573
1,016	Gartner, Inc.*	152,156

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
921	Guidewire Software, Inc.*	$92,625
17,812	Hewlett Packard Enterprise Co.	294,432
53,546	Intel Corp.	2,593,233
10,548	International Business Machines Corp.	1,545,071
2,800	Intuit, Inc.	614,516
519	IPG Photonics Corp.*	91,074
2,408	Jabil, Inc.	71,180
1,106	Jack Henry & Associates, Inc.	175,235
3,958	Juniper Networks, Inc.	112,526
2,692	Keysight Technologies, Inc.*	174,684
1,789	KLA-Tencor Corp.	207,900
1,637	Leidos Holdings, Inc.	115,850
13,626	Mastercard, Inc., Class A	2,937,221
13,278	Micron Technology, Inc.*	697,361
86,993	Microsoft Corp.	9,771,924
1,857	Motorola Solutions, Inc.	238,365
1,589	National Instruments Corp.	75,875
3,079	NetApp, Inc.	267,288
6,682	NVIDIA Corp.	1,875,504
32,975	Oracle Corp.	1,601,926
4,625	Paychex, Inc.	338,781
17,128	PayPal Holdings, Inc.*	1,581,428
17,014	QUALCOMM, Inc.	1,169,032
3,665	Sabre Corp.	95,693
8,096	salesforce.com, Inc.*	1,236,097
3,283	Square, Inc., Class A*	291,005
7,094	Symantec Corp.	143,015
1,700	Synopsys, Inc.*	173,638
1,655	Take-Two Interactive Software, Inc.*	221,042
1,382	Teradata Corp.*	57,312
11,240	Texas Instruments, Inc.	1,263,376
2,592	Total System Services, Inc.	251,787
8,112	Twitter, Inc.*	285,380
339	Ultimate Software Group, Inc. (The)*	104,978
1,210	VeriSign, Inc.*	191,918
26,518	Visa, Inc., Class A	3,895,229
788	VMware, Inc., Class A*	120,769
3,434	Western Digital Corp.	217,166
591	WEX, Inc.*	112,420
1,661	Workday, Inc., Class A*	256,691
3,209	Xerox Corp.	89,403
2,918	Xilinx, Inc.	227,108
1,694	Zillow Group, Inc., Class C*	82,413

		74,655,085

Materials – 2.7%
2,993	Air Products & Chemicals, Inc.	497,706
1,503	Albemarle Corp.	143,567
891	AptarGroup, Inc.	93,297
846	Ashland Global Holdings, Inc.	71,233
1,198	Avery Dennison Corp.	126,006
4,952	Ball Corp.	207,390
1,303	Bemis Co., Inc.	64,212
1,848	Celanese Corp., Series A	215,902
1,859	Crown Holdings, Inc.*	79,584
848	Domtar Corp.	43,163
31,671	DowDuPont, Inc.	2,221,087

Common Stocks – (continued)
Materials – (continued)
1,940	Eastman Chemical Co.	188,238
3,471	Ecolab, Inc.	522,316
19,722	Freeport-McMoRan, Inc.	277,094
2,967	Huntsman Corp.	90,464
1,074	International Flavors & Fragrances, Inc.	139,931
5,645	International Paper Co.	288,685
4,378	LyondellBasell Industries NV, Class A	493,751
105	NewMarket Corp.	42,109
2,328	Owens-Illinois, Inc.*	41,136
3,916	Praxair, Inc.	619,472
2,313	Sealed Air Corp.	92,774
1,204	Sherwin-Williams Co. (The)	548,518
1,411	Sonoco Products Co.	79,072
1,120	Southern Copper Corp. (Peru)	48,877
3,083	Steel Dynamics, Inc.	140,986
496	Westlake Chemical Corp.	46,907

		7,423,477

Real Estate – 1.2%
6,504	American Tower Corp. REIT	969,877
4,706	CBRE Group, Inc., Class A*	229,700
506	CoreSite Realty Corp., Class A REIT	58,934
6,143	Crown Castle International Corp. REIT	700,486
1,090	EPR Properties REIT	76,496
1,179	Equinix, Inc. REIT	514,197
1,808	Extra Space Storage, Inc. REIT	166,716
573	Howard Hughes Corp. (The)*	74,702
675	Jones Lang Lasalle, Inc.	102,951
1,877	Realogy Holdings Corp.	40,149
2,438	Uniti Group, Inc. REIT	50,759
11,221	Weyerhaeuser Co. REIT	389,481

		3,374,448

Telecommunication Services – 1.9%
75,937	AT&T, Inc.	2,425,428
6,709	Sprint Corp.*	40,992
3,198	T-Mobile US, Inc.*	211,196
43,143	Verizon Communications, Inc.	2,345,685

		5,023,301

Utilities – 2.7%
8,296	American Electric Power Co., Inc.	595,072
1,828	Atmos Energy Corp.	168,596
7,254	CenterPoint Energy, Inc.	201,589
4,731	CMS Energy Corp.	232,954
5,233	Consolidated Edison, Inc.	413,041
3,042	DTE Energy Co.	338,088
5,345	Edison International	351,327
3,042	Entergy Corp.	254,281
5,326	Eversource Energy	332,502
16,222	Exelon Corp.	709,064
1,362	National Fuel Gas Co.	75,632
7,920	NextEra Energy, Inc.	1,347,192
6,089	NiSource, Inc.	164,829
8,689	PG&E Corp.	401,258
11,771	PPL Corp.	350,069
8,483	Public Service Enterprise Group, Inc.	444,085

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
4,443	Sempra Energy	$515,743
1,394	Vectren Corp.	99,253
8,551	Xcel Energy, Inc.	410,876

		7,405,451

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $259,867,296)		$271,595,869

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
75,906	1.879%	$75,906
(Cost $75,906)

TOTAL INVESTMENTS – 99.6%
(Cost $259,943,202)		$271,671,775

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,133,655

NET ASSETS – 100.0%		$272,805,430

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC—Public Limited Company
REIT—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

August 31, 2018

JUST U.S. Large Cap Equity ETF
Assets:
Investments in unaffiliated issuers, at value (cost $258,644,856)(a)	$270,348,080
Investments in affiliated issuers, at value (cost $1,222,440)	1,247,789
Investments in securities lending reinvestment vehicle, at value which equals cost	75,906
Cash	747,252
Receivables:
Dividends	507,575
Securities lending income	105
Total assets	272,926,707

Liabilities:
Payables:
Upon return of securities loaned	75,906
Management fees	45,371
Total liabilities	121,277

Net Assets:
Paid-in capital	260,101,111
Undistributed net investment income	1,052,344
Accumulated net realized loss	(76,598)
Net unrealized gain	11,728,573
NET ASSETS	$272,805,430
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	6,475,000
Net asset value per share:	$42.13

(a)	Includes loaned securities having a market value of $74,570.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Period Ended August 31, 2018(a)

JUST U.S. Large Cap Equity ETF
Investment income:
Dividends — unaffiliated issuers	$1,163,515
Dividends — affiliated issuers	4,198
Securities lending income	254
Total investment income	1,167,967

Expenses:
Management fees	111,885
Trustee fees	3,738
Total expenses	115,623
NET INVESTMENT INCOME	1,052,344

Realized and unrealized gain (loss):
Net realized loss from:
Investments — unaffiliated issuers	(76,598)
Net unrealized gain on:
Investments — unaffiliated issuers	11,703,224
Investments — affiliated issuers	25,349
Net realized and unrealized gain	11,651,975
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,704,319

(a)	For the period June 7, 2018 (commencement of operations) through August 31, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2018(a)

JUST U.S. Large Cap Equity ETF
From operations:
Net investment income	$1,052,344
Net realized loss	(76,598)
Net unrealized gain	11,728,573
Net increase in net assets resulting from operations	12,704,319

From share transactions:
Proceeds from sales of shares	260,101,111
Net increase in net assets resulting from share transactions	260,101,111
TOTAL INCREASE	272,805,430

Net assets:
Beginning of period	$—
End of period	$272,805,430
Undistributed net investment income	$1,052,344

(a)	For the period June 7, 2018 (commencement of operations) through August 31, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	JUST U.S. Large Cap Equity ETF
	For the Period June 7, 2018* to August 31, 2018
Per Share Operating Performance:
Net asset value, beginning of period	$40.08
Net investment income(a)	0.17
Net realized and unrealized gain	1.88
Total gain from investment operations	2.05
Net asset value, end of period	$42.13
Market price, end of period	$42.13
Total Return at Net Asset Value(b)	5.11%
Net assets, end of period (in 000’s)	$272,805
Ratio of total expenses to average net assets	0.20	%(c)
Ratio of net investment income to average net assets	1.84	%(c)
Portfolio turnover rate(d)	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) is a series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

18

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At August 31, 2018 the Fund did not hold Level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2018:

JUST U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$271,519,637	$—	$—
South America	48,877	—	—
Africa	27,355	—	—
Securities Lending Reinvestment Vehicle	75,906	—	—
Total	$271,671,775	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the period August 31, 2018, the unitary management fee rate with GSAM was 0.20%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the period ended August 31, 2018:

Beginning value as of June 7, 2018*	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Ending value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income
$—	$1,222,440	$—	$—	$25,349	$1,247,789	5,247	$4,198
*	Commencement of operations.

19

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity for the period ended August 31, 2018, is as follows:

	JUST U.S. Large Cap Equity ETF
	Shares	Dollars

Fund Share Activity(1)
Shares Sold	6,475,000	$260,101,111
NET INCREASE IN SHARES	6,475,000	$260,101,111

(1)	For the period June 7, 2018 (commencement of operations) through August 31, 2018

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the period ended August 31, 2018, were as follows:

Fund	Purchases	Sales
JUST U.S. Large Cap Equity ETF	$9,912,769	$4,884,053

The purchase and sales from in-kind creation and redemption transactions for the period ended August 31, 2018, were as follows:

Fund	Purchases	Sales
JUST U.S. Large Cap Equity ETF	$255,111,499	$—

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or

20

GOLDMAN SACHS ETF TRUST

7. SECURITIES LENDING (continued)

become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the period ended August 31, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the period ended August 31, 2018:

Beginning value as of June 7, 2018*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2018
$—	$1,232,753	$(1,156,847)	$75,906

*	Commencement of operations.

8. TAX INFORMATION

There is no distribution paid during the period ended August 31, 2018.

As of August 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

JUST U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$1,052,344
Total undistributed earnings	$1,052,344
Capital loss carryforwards:
Perpetual Short-term	$(9,850)
Unrealized gains (losses) — net	$11,661,825
Total accumulated earnings (losses) net	$12,704,319

21

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2018

8. TAX INFORMATION (continued)

As of August 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

JUST U.S. Large Cap Equity ETF
Tax Cost	$260,009,950
Gross unrealized gain	16,987,040
Gross unrealized loss	(5,325,215)
Net unrealized gains	$11,661,825

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — JUST Capital Foundation, Inc. (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s

22

GOLDMAN SACHS ETF TRUST

9. OTHER RISKS (continued)

holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs JUST U.S. Large Cap Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs JUST U.S. Large Cap Equity ETF (one of the funds constituting Goldman Sachs ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 7, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, changes in its net assets, and the financial highlights for the period June 7, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

24

GOLDMAN SACHS ETF TRUST

Fund Expenses — Period Ended 8/31/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from June 7, 2018 (commencement of operations) and held for the period ended August 31, 2018, which represents a period of 86 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	JUST U.S. Large Cap Equity ETF*
	Beginning Account Value 6/7/18	Ending Account Value 8/31/18		Expenses Paid**
Actual based on NAV	$1,000	$1,051.10		$0.48
Hypothetical 5% return	$1,000	$1,011.31	+	$0.47

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Fund commenced operations on June 7, 2018. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 86/365, which represents a period of 86 days of a 365 day year (to reflect the Fund’s commencement of operation).

**	The Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
JUST U.S. Large Cap Equity ETF	0.20%

25

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on June 7, 2018. At a meeting held on March 13-14, 2018 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that would seek to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would be providing services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to exchange-traded funds and has extensive experience managing other types of registered investment companies.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. They noted that license fees would be payable by the Investment Adviser to Frank Russell Company for the use of its index and to JUST Capital Foundation, Inc. for use of certain trademarks and trade names. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

26

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Fund will not have management fee breakpoints. They considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs, and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund until March 14, 2020.

27

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 64	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Caroline Dorsa Age: 59	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)
Linda A. Lang Age: 60	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				32	WD-40 Company (a global consumer products company)
Michael Latham Age: 52	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.	32	None

28

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2018.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

29

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000– December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

30

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The Fund is recently or newly organized and has limited operating history.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

The Fund is recently or newly organized and has limited operating history.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2018 Goldman Sachs. All rights reserved. 144631-OTU-854840 JUSTUSLCEETFAR-18/731

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$314,325	$212,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$9,797	$12,909

Tax Fees:

• PwC	$100,167	$47,752	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered

Audit-Related Fees:

• PwC	$—	$—

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2018 and August 31, 2017 were approximately $109,964 and $60,661 respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $9.7 million and $11.4 million respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on October 31, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 5, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 5, 2018